As filed with the Securities and Exchange Commission on April 22, 2011

Registration File Nos. 333-134820 and 811-21907

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 6	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 7	☒

(Check appropriate box or boxes.)

TIAA Separate Account VA-3

(Exact Name of Registrant)

Teachers Insurance and

Annuity Association of America

(Name of Insurance Company)

730 Third Avenue

New York, New York 10017

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:

Stewart P. Greene, Esquire Teachers Insurance and Annuity Association of America 730 Third Avenue New York, New York 10017	Jeffrey S. Puretz, Esquire Dechert LLP 1775 I Street, N.W. Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2011, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title & Securities Being Registered:	Interests in a separate account funding variable annuity contracts.

PROSPECTUS — LEVEL 1

MAY 1, 2011

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2011. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Mid-Cap Value Fund
• 2010 Fund	■ TIAA-CREF Small-Cap Equity Fund
• 2015 Fund	■ TIAA-CREF Large-Cap Growth Index Fund
• 2020 Fund	■ TIAA-CREF Large-Cap Value Index Fund
• 2025 Fund	■ TIAA-CREF Equity Index Fund
• 2030 Fund	■ TIAA-CREF S&P 500 Index Fund
• 2035 Fund	■ TIAA-CREF Small-Cap Blend Index Fund
• 2040 Fund	■ TIAA-CREF International Equity Index Fund
• 2045 Fund	■ TIAA-CREF Emerging Markets Equity Index Fund
• 2050 Fund	■ TIAA-CREF Social Choice Equity Fund
• Retirement Income Fund	■ TIAA-CREF Real Estate Securities Fund
■ TIAA-CREF Growth & Income Fund	■ TIAA-CREF Bond Fund
■ TIAA-CREF International Equity Fund	■ TIAA-CREF Bond Index Fund
■ TIAA-CREF Emerging Markets Equity Fund	■ TIAA-CREF Bond Plus Fund
■ TIAA-CREF Large-Cap Growth Fund	■ TIAA-CREF Short-Term Bond Fund
■ TIAA-CREF Large-Cap Value Fund	■ TIAA-CREF High-Yield Fund
■ TIAA-CREF Mid-Cap Growth Fund	■ TIAA-CREF Inflation-Linked Bond Fund
■ TIAA-CREF Money Market Fund

The following non-TIAA-CREF Funds:

■ American Funds Washington Mutual Investors Fund (Class R-5)

■ American Funds EuroPacific Growth Fund (Class R-5)

■ Western Asset Core Plus Bond Portfolio (Institutional Class)

■ T. Rowe Price® Institutional Large-Cap Growth Fund

■ Vanguard Selected Value Fund (Investor Shares)

■ Vanguard Explorer Fund (Investor Shares)

■ Vanguard Wellington Fund (Investor Shares)

■ Vanguard Emerging Markets Stock Index Fund (Investor Shares)

■ Vanguard Small-Cap Value Index Fund (Investor Shares)

■ Vanguard Intermediate-Term Treasury Fund (Investor Shares)

■ Dodge & Cox International Stock Fund

■ DFA Emerging Markets Portfolio (Institutional Class)

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  As of the date of this prospectus, any business day plus the last calendar day of each month (which could fall on a weekend or holiday, and thus on a day that is not a business day). Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time. Beginning in or around the fourth quarter of 2011, it is anticipated that, subject to any necessary approvals, valuation days will include only business days, and thus the last calendar day of each month will not be a valuation day unless it falls on a business day. If the last calendar day of a month does not fall on a business day, the last valuation day for such month shall be deemed to be the last business day of the month.

TIAA Access ■ Prospectus	5

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and Retirement Income Fund)

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Large-Cap Growth Fund
•	TIAA-CREF Large-Cap Value Fund

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Social Choice Equity Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF Bond Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF Money Market Fund

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)[1]

•	American Funds EuroPacific Growth Fund (Class R-5)[1]

•	Western Asset Core Plus Bond Portfolio (Institutional Class)

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Vanguard Emerging Markets Stock Index Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Dodge & Cox International Stock Fund

•	DFA Emerging Markets Portfolio (Institutional Class)

TIAA reserves the right to change the investment accounts available in the future.

[1]	The American Funds investment accounts are generally only offered through these contracts to plans with a minimum of $100 million in plan assets.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

TIAA Access ■ Prospectus	7

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.05%
Total separate account annual charges	2.00%	0.10%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

8	Prospectus ■ TIAA Access

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.08%	1.14%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is February 29, 2012 to September 30, 2012)‡	0.08%	0.95%

†

The most recently ended or otherwise applicable fiscal year for the TIAA-CREF Lifecycle Funds and the TIAA-CREF Funds is September 30, 2010; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2011; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2011; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio is March 31, 2011; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2010; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2011; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2010; and most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2010. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

TIAA Access ■ Prospectus	9

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year†, as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the TIAA-CREF Lifecycle Funds
• 2010 Fund[1]	0.10%	—	0.06%	0.40%	0.56%	0.16%	0.40%
• 2015 Fund[1]	0.10%	—	0.06%	0.41%	0.57%	0.16%	0.41%
• 2020 Fund[1]	0.10%	—	0.06%	0.42%	0.58%	0.16%	0.42%
• 2025 Fund[1]	0.10%	—	0.06%	0.43%	0.59%	0.16%	0.43%
• 2030 Fund[1]	0.10%	—	0.06%	0.44%	0.60%	0.16%	0.44%
• 2035 Fund[1]	0.10%	—	0.06%	0.45%	0.61%	0.16%	0.45%
• 2040 Fund[1]	0.10%	—	0.05%	0.45%	0.60%	0.15%	0.45%
• 2045 Fund[1]	0.10%	—	0.25%	0.45%	0.80%	0.35%	0.45%
• 2050 Fund[1]	0.10%	—	0.44%	0.45%	0.99%	0.54%	0.45%
• Retirement Income Fund[1]	0.10%	—	0.31%	0.38%	0.79%	0.41%	0.38%
TIAA-CREF Growth & Income Fund[4]	0.44%	—	0.04%	—	0.48%	—	0.48%
TIAA-CREF International Equity Fund[3,4]	0.49%	—	0.04%	—	0.53%	—	0.53%
TIAA-CREF Emerging Markets Equity Fund[3,4]	0.85%	—	0.29%	—	1.14%	0.19%	0.95%
TIAA-CREF Large-Cap Growth Fund[4]	0.45%	—	0.05%	—	0.50%	—	0.50%
TIAA-CREF Large-Cap Value Fund[4]	0.44%	—	0.05%	—	0.49%	—	0.49%
TIAA-CREF Mid-Cap Growth Fund[4]	0.47%	—	0.05%	—	0.52%	—	0.52%
TIAA-CREF Mid-Cap Value Fund[4]	0.45%	—	0.04%	—	0.49%	—	0.49%
TIAA-CREF Small-Cap Equity Fund[3,4]	0.47%	—	0.05%	0.05%	0.57%	—	0.57%
TIAA-CREF Large-Cap Growth Index Fund[4]	0.04%	—	0.05%	—	0.09%	—	0.09%
TIAA-CREF Large-Cap Value Index Fund[4]	0.04%	—	0.05%	—	0.09%	—	0.09%
TIAA-CREF Equity Index Fund[4]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF S&P 500 Index Fund[4]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Small-Cap Blend Index Fund[3,4]	0.04%	—	0.06%	0.08%	0.18%	0.01%	0.17%
TIAA-CREF International Equity Index Fund[3,4]	0.04%	—	0.06%	—	0.10%	—	0.10%
TIAA-CREF Emerging Markets Equity Index Fund[3,4]	0.14%	—	0.27%	—	0.41%	0.16%	0.25%
TIAA-CREF Social Choice Equity Fund[4]	0.15%	—	0.05%	—	0.20%	—	0.20%
TIAA-CREF Real Estate Securities Fund[4]	0.50%	—	0.06%	—	0.56%	—	0.56%
TIAA-CREF Bond Fund[4]	0.29%	—	0.04%	—	0.33%	—	0.33%
TIAA-CREF Bond Index Fund[4]	0.10%	—	0.21%	—	0.31%	0.18%	0.13%
TIAA-CREF Bond Plus Fund[4]	0.30%	—	0.07%	—	0.37%	0.02%	0.35%
TIAA-CREF Short-Term Bond Fund[4]	0.25%	—	0.08%	—	0.33%	0.03%	0.30%
TIAA-CREF High-Yield Fund[3,4]	0.35%	—	0.06%	—	0.41%	0.01%	0.40%
TIAA-CREF Inflation-Linked Bond Fund[4]	0.25%	—	0.04%	—	0.29%	—	0.29%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Money Market Fund[4]	0.10%	—	0.05%	—	0.15%	—	0.15%
American Funds Washington Mutual Investors Fund (Class R-5)	0.29%	—	0.13%	—	0.42%	—	0.42%
American Funds EuroPacific Growth Fund (Class R-5)	0.43%	—	0.13%	—	0.56%	—	0.56%
Western Asset Core Plus Bond Portfolio (Institutional Class)[5]	0.40%	—	0.06%	—	0.46%	—	0.46%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.02%	—	0.57%	—	0.57%
Vanguard Selected Value Fund (Investor Shares)[6]	0.44%	—	0.03%	—	0.47%	—	0.47%
Vanguard Explorer Fund (Investor Shares)	0.46%	—	0.03%	—	0.49%	—	0.49%
Vanguard Wellington Fund (Investor Shares)	0.28%	—	0.02%	—	0.30%	—	0.30%
Vanguard Emerging Markets Stock Index Fund (Investor Shares)[7]	0.26%	—	0.09%	—	0.35%	—	0.35%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.23%	—	0.05%	—	0.28%	—	0.28%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.21%	—	0.04%	—	0.25%	—	0.25%
Dodge & Cox International Stock Fund	0.60%	—	0.05%	—	0.65%	—	0.65%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.10%	—	0.60%	—	0.60%

†

The most recently ended or otherwise applicable fiscal year for the TIAA-CREF Lifecycle Funds and the TIAA-CREF Funds is September 30, 2010; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2011; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2011; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio is March 31, 2011; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2010; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2011; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2010; and most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2010. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, TIAA-CREF Small-Cap Equity Fund and TIAA-CREF Small-Cap Blend Index Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2012. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2012 unless changed with approval of the Board of Trustees.

[2]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

[3]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[4]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 29, 2012, unless changed with the approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least September 30, 2012, unless changed with the approval of the Board of Trustees.

[5]

With respect to the Institutional Class, the Portfolio may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of the share class may increase over time. If the fees are paid with respect to additional assets invested in the Institutional Class, the expenses of the share class may increase.

[6]	The Vanguard Selected Value Fund imposes a “Redemption Fee” of 1.00% on all shares redeemed or exchanged (including exchanges to other Vanguard funds) that are held less than 1 year.

[7]

The Vanguard Emerging Markets Stock Index Fund imposes a “Purchase Fee” of 0.50% on all shares purchased (including exchanges from other Vanguard funds). The Purchase Fee is not imposed on reinvested capital gains and dividends. The Fund imposes a “Redemption Fee” of 0.25% on all shares redeemed or exchanged (including exchanges to other Vanguard funds), regardless of the length of time held.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

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These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$127	$396	$685	$1,507
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$18	$58	$102	$230

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

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CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We’ll cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect

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annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts. TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 3.7 million people and approximately 15,000 institutions as of December 31, 2010, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2010, TIAA’s total statutory admitted assets were approximately $214.5 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $453.4 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The

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separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Insurance Department (“NYSID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 46 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by

16	Prospectus ■ TIAA Access

law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for long-term investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

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INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

18	Prospectus ■ TIAA Access

•	2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

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TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in

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smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays Capital U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income consistent with preservation of capital.

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TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)2

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds EuroPacific Growth Fund (Class R-5)2

The fund seeks to provide you with long-term growth of capital. The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin.

Western Asset Core Plus Bond Portfolio (Institutional Class)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified for the Portfolio. The fund’s current target duration is generally 2.5 to 7 years.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income.

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Vanguard Emerging Markets Stock Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in

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emerging market countries. The fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the MSCI® US Small Cap Value Index.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

[2]	The American Funds investment accounts are generally only offered to plans with a minimum of $100 million in plan assets.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account, see “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Western Asset

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Management Company (“Western”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited in Japan (“Western Japan”) manage the assets of the Western Asset Core Plus Bond Portfolio (Institutional Class). T. Rowe Price® Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC and Donald Smith & Co., Inc. manage the assets of Vanguard Selected Value Fund (Investor Shares); Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Investor Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, Capital, Western, WAML, Western Singapore, Western Japan, T. Rowe, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates

24	Prospectus ■ TIAA Access

issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.10% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

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Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering

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the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

STARTING OUT

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

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We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, please see the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

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An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

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HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”); or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

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HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This

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right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from your contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 14 calendar days. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust

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companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund), will not be able to make electronic

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transfers (i.e. over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and

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excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

TIMING OF PAYMENTS TO YOU

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if,

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pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

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There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in the March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•	One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and

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you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your

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accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We’ll process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

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Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day.

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We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

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AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation, including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as estates, charities and certain trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Option (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. It operates in much the same way as the minimum distribution annuity income option. It is possible under this method that your beneficiary will not receive income for life.

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Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

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•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and

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the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

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This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $16,500 per year ($22,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $19,500 per year in a 403(b) plan ($25,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $16,500 ($22,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2011; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans,

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the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

ADDITIONAL INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

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Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

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Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $414,543 in fees to Services for fiscal year 2010 for distribution

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of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to or cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

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APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	TIAA-CREF Lifecycle 2010 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.94 to $27.54	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04
Accumulation Units Outstanding, End of Period	1,178,703	834,738	479,003	221,581

	TIAA-CREF Lifecycle 2015 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.39 to $26.98	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06
Accumulation Units Outstanding, End of Period	1,479,506	965,016	371,431	186,773

	TIAA-CREF Lifecycle 2020 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.65 to $26.22	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96
Accumulation Units Outstanding, End of Period	1,522,530	910,255	353,430	86,027

See notes to separate account condensed financial information.

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	TIAA-CREF Lifecycle 2025 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.99 to $25.55	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96
Accumulation Units Outstanding, End of Period	1,599,737	1,003,532	316,684	102,109

	TIAA-CREF Lifecycle 2030 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.32 to $24.86	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98
Accumulation Units Outstanding, End of Period	1,632,683	897,337	327,043	72,850

	TIAA-CREF Lifecycle 2035 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.14 to $24.68	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02
Accumulation Units Outstanding, End of Period	1,508,157	836,039	285,180	49,517

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	55

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Lifecycle 2040 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.27 to $24.82	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08
Accumulation Units Outstanding, End of Period	2,105,798	1,236,735	420,584	98,454

	TIAA-CREF Lifecycle 2045 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.51 to $20.70	$16.07 to $16.13	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.48 to $23.85	$20.51 to $20.70	$16.07 to $16.13
Accumulation Units Outstanding, End of Period	366,604	105,802	2,483

	TIAA-CREF Lifecycle 2050 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.30 to $20.48	$15.93 to $15.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.22 to $23.58	$20.30 to $20.48	$15.93 to $15.99
Accumulation Units Outstanding, End of Period	244,649	79,674	1,154

See notes to separate account condensed financial information.

56	Prospectus ■ TIAA Access

	TIAA-CREF Lifecycle Retirement Income Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.13 to $24.35	$20.90 to $20.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.91	$24.13 to $24.35	$20.90 to $20.98
Accumulation Units Outstanding, End of Period	213,310	61,844	821

	TIAA-CREF Growth & Income Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.66 to $27.26	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34
Accumulation Units Outstanding, End of Period	2,265,604	1,890,968	527,232	107,738

	TIAA-CREF International Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.51 to $23.01	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98
Accumulation Units Outstanding, End of Period	4,309,738	2,728,912	1,461,156	901,017

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	57

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Large-Cap Growth Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.16 to $26.75	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87
Accumulation Units Outstanding, End of Period	365,472	202,307	25,965	8,050

	TIAA-CREF Large-Cap Value Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.19 to $22.69	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54
Accumulation Units Outstanding, End of Period	3,490,092	1,623,395	572,335	186,179

	TIAA-CREF Mid-Cap Growth Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$28.27 to $28.91	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65
Accumulation Units Outstanding, End of Period	2,331,514	1,346,046	289,932	132,954

See notes to separate account condensed financial information.

58	Prospectus ■ TIAA Access

	TIAA-CREF Mid-Cap Value Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.83 to $25.39	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82
Accumulation Units Outstanding, End of Period	5,859,784	3,525,572	1,517,415	328,297

	TIAA-CREF Small-Cap Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.33 to $24.88	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99
Accumulation Units Outstanding, End of Period	1,771,220	772,413	413,098	90,801

	TIAA-CREF Large-Cap Growth Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.67 to $22.83	$16.60 to $16.68	$27.03 to $27.17	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.29 to $26.56	$22.67 to $22.83	$16.60 to $16.68	$27.03 to $27.17
Accumulation Units Outstanding, End of Period	845,907	696,021	510,599	143,561

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	59

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Large-Cap Value Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.39 to $18.52	$15.43 to $15.50	$24.47 to $24.60	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$21.12 to $21.34	$18.39 to $18.52	$15.43 to $15.50	$24.47 to $24.60
Accumulation Units Outstanding, End of Period	973,863	776,798	468,182	71,459

	TIAA-CREF Equity Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.57 to $24.10	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75
Accumulation Units Outstanding, End of Period	920,123	848,411	13,859	4,544

	TIAA-CREF S&P 500 Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.43 to $20.58	$16.23 to $16.31	$25.78 to $25.91	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.37 to $23.61	$20.43 to $20.58	$16.23 to $16.31	$25.78 to $25.91
Accumulation Units Outstanding, End of Period	979,493	859,587	477,860	102,984

See notes to separate account condensed financial information.

60	Prospectus ■ TIAA Access

	TIAA-CREF Small-Cap Blend Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.12 to $25.69	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18
Accumulation Units Outstanding, End of Period	2,576,907	1,574,733	20,290	2,591

	TIAA-CREF International Equity Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.27 to $20.42	$15.72 to $15.79	$27.23 to $27.37	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$21.72 to $21.94	$20.27 to $20.42	$15.72 to $15.79	$27.23 to $27.37
Accumulation Units Outstanding, End of Period	3,304,785	2,119,117	948,148	303,681

	TIAA-CREF Social Choice Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.13 to $24.68	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33
Accumulation Units Outstanding, End of Period	577,944	344,709	130,944	30,163

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	61

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Real Estate Securities Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$18.59 to $19.00	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05
Accumulation Units Outstanding, End of Period	799,911	289,927	35,961	3,194

	TIAA-CREF Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.26 to $30.94	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55
Accumulation Units Outstanding, End of Period	334,774	146,301	6,066	211

	TIAA-CREF Bond Plus Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.74 to $30.41	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18
Accumulation Units Outstanding, End of Period	396,767	152,630	8,205	776

See notes to separate account condensed financial information.

62	Prospectus ■ TIAA Access

	TIAA-CREF Short-Term Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.13 to $28.34	$26.73 to $26.86	$26.12 to $26.25	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.34 to $29.65	$28.13 to $28.34	$26.73 to $26.86	$26.12 to $26.25
Accumulation Units Outstanding, End of Period	259,547	153,999	78,785	46,674

	TIAA-CREF High-Yield Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.91 to $29.12	$20.47 to $20.57	$25.48 to $25.60	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$32.99 to $33.34	$28.91 to $29.12	$20.47 to $20.57	$25.48 to $25.60
Accumulation Units Outstanding, End of Period	55,205	29,890	4,179	312

	TIAA-CREF Inflation-Linked Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.82 to $31.52	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72
Accumulation Units Outstanding, End of Period	81,565	45,747	8,923	167

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	63

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	concluded

	TIAA-CREF Money Market Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$26.48 to $26.90	$26.55 to $26.83	$26.02 to $26.15		$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.30 to $26.89	$26.48 to $26.90	$26.55 to $26.83		$26.02 to $26.15
Accumulation Units Outstanding, End of Period	87,517	65,693	48,466		168

	American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period August 8, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.19 to $20.34	$16.99 to $17.07	$25.47 to $25.52	@	$26.29 to $26.33	**
Accumulation Unit Value, End of Period Lowest to Highest	$22.84 to $23.08	$20.19 to $20.34	$16.99 to $17.07		$25.47 to $25.52	@
Accumulation Units Outstanding, End of Period	218,749	179,086	45,591		114

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period August 8, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.45	$17.47 to $17.56	$29.44 to $29.51	#	$27.31 to $27.34	**
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.78	$24.27 to $24.45	$17.47 to $17.56		$29.44 to $29.51	#
Accumulation Units Outstanding, End of Period	1,776,439	1,348,741	670,715		110

See notes to separate account condensed financial information.

64	Prospectus ■ TIAA Access

TIAA ACCESS

	Western Asset Core Plus Bond Portfolio (Institutional Class) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.88 to $29.09	$23.02 to $23.13	$25.51 to $25.64	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$32.19 to $32.53	$28.88 to $29.09	$23.02 to $23.13	$25.51 to $25.64
Accumulation Units Outstanding, End of Period	644,583	393,180	168,312	52,626

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.92 to $24.10	$15.67 to $15.74	$26.55 to $26.68	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$27.69 to $27.98	$23.92 to $24.10	$15.67 to $15.74	$26.55 to $26.68
Accumulation Units Outstanding, End of Period	488,668	515,974	150,057	68,088

*	Commencement of operations
**	The Accumulation Unit Value changed from $25.00.
@	The Accumulation Unit Value changed from $25.40 to $25.52.
#	The Accumulation Unit Value changed from $29.36 to $29.51.

TIAA Access ■ Prospectus	65

PROSPECTUS — LEVEL 2

MAY 1, 2011

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2011. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Mid-Cap Value Fund
• 2010 Fund	■ TIAA-CREF Small-Cap Equity Fund
• 2015 Fund	■ TIAA-CREF Large-Cap Growth Index Fund
• 2020 Fund	■ TIAA-CREF Large-Cap Value Index Fund
• 2025 Fund	■ TIAA-CREF Equity Index Fund
• 2030 Fund	■ TIAA-CREF S&P 500 Index Fund
• 2035 Fund	■ TIAA-CREF Small-Cap Blend Index Fund
• 2040 Fund	■ TIAA-CREF International Equity Index Fund
• 2045 Fund	■ TIAA-CREF Emerging Markets Equity Index Fund
• 2050 Fund	■ TIAA-CREF Social Choice Equity Fund
• Retirement Income Fund	■ TIAA-CREF Real Estate Securities Fund
■ TIAA-CREF Growth & Income Fund	■ TIAA-CREF Bond Fund
■ TIAA-CREF International Equity Fund	■ TIAA-CREF Bond Index Fund
■ TIAA-CREF Emerging Markets Equity Fund	■ TIAA-CREF Bond Plus Fund
■ TIAA-CREF Large-Cap Growth Fund	■ TIAA-CREF Short-Term Bond Fund
■ TIAA-CREF Large-Cap Value Fund	■ TIAA-CREF High-Yield Fund
■ TIAA-CREF Mid-Cap Growth Fund	■ TIAA-CREF Inflation-Linked Bond Fund
■ TIAA-CREF Money Market Fund

The following non-TIAA-CREF Funds:

■ American Funds Washington Mutual Investors Fund (Class R-5)

■ American Funds EuroPacific Growth Fund (Class R-5)

■ Western Asset Core Plus Bond Portfolio (Institutional Class)

■ T. Rowe Price® Institutional Large-Cap Growth Fund

■ Vanguard Selected Value Fund (Investor Shares)

■ Vanguard Explorer Fund (Investor Shares)

■ Vanguard Wellington Fund (Investor Shares)

■ Vanguard Emerging Markets Stock Index Fund (Investor Shares)

■ Vanguard Small-Cap Value Index Fund (Investor Shares)

■ Vanguard Intermediate-Term Treasury Fund (Investor Shares)

■ Dodge & Cox International Stock Fund

■ DFA Emerging Markets Portfolio (Institutional Class)

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  As of the date of this prospectus, any business day plus the last calendar day of each month (which could fall on a weekend or holiday, and thus on a day that is not a business day). Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time. Beginning in or around the fourth quarter of 2011, it is anticipated that, subject to any necessary approvals, valuation days will include only business days, and thus the last calendar day of each month will not be a valuation day unless it falls on a business day. If the last calendar day of a month does not fall on a business day, the last valuation day for such month shall be deemed to be the last business day of the month.

TIAA Access ■ Prospectus	5

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and Retirement Income Fund)

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Large-Cap Growth Fund
•	TIAA-CREF Large-Cap Value Fund

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Social Choice Equity Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF Bond Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF Money Market Fund

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)[1]

•	American Funds EuroPacific Growth Fund (Class R-5)[1]

•	Western Asset Core Plus Bond Portfolio (Institutional Class)

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Vanguard Emerging Markets Stock Index Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Dodge & Cox International Stock Fund

•	DFA Emerging Markets Portfolio (Institutional Class)

TIAA reserves the right to change the investment accounts available in the future.

[1]	The American Funds investment accounts are generally only offered through these contracts to plans with a minimum of $100 million in plan assets.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

TIAA Access ■ Prospectus	7

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.25%
Total separate account annual charges	2.00%	0.30%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

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The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.08%	1.14%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is February 29, 2012 to September 30, 2012)‡	0.08%	0.95%

†

The most recently ended or otherwise applicable fiscal year for the TIAA-CREF Lifecycle Funds and the TIAA-CREF Funds is September 30, 2010; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2011; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2011; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio is March 31, 2011; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2010; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2011; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2010; and most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2010. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

TIAA Access ■ Prospectus	9

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year†, as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the TIAA-CREF Lifecycle Funds
• 2010 Fund[1]	0.10%	—	0.06%	0.40%	0.56%	0.16%	0.40%
• 2015 Fund[1]	0.10%	—	0.06%	0.41%	0.57%	0.16%	0.41%
• 2020 Fund[1]	0.10%	—	0.06%	0.42%	0.58%	0.16%	0.42%
• 2025 Fund[1]	0.10%	—	0.06%	0.43%	0.59%	0.16%	0.43%
• 2030 Fund[1]	0.10%	—	0.06%	0.44%	0.60%	0.16%	0.44%
• 2035 Fund[1]	0.10%	—	0.06%	0.45%	0.61%	0.16%	0.45%
• 2040 Fund[1]	0.10%	—	0.05%	0.45%	0.60%	0.15%	0.45%
• 2045 Fund[1]	0.10%	—	0.25%	0.45%	0.80%	0.35%	0.45%
• 2050 Fund[1]	0.10%	—	0.44%	0.45%	0.99%	0.54%	0.45%
• Retirement Income Fund[1]	0.10%	—	0.31%	0.38%	0.79%	0.41%	0.38%
TIAA-CREF Growth & Income Fund[4]	0.44%	—	0.04%	—	0.48%	—	0.48%
TIAA-CREF International Equity Fund[3,4]	0.49%	—	0.04%	—	0.53%	—	0.53%
TIAA-CREF Emerging Markets Equity Fund[3,4]	0.85%	—	0.29%	—	1.14%	0.19%	0.95%
TIAA-CREF Large-Cap Growth Fund[4]	0.45%	—	0.05%	—	0.50%	—	0.50%
TIAA-CREF Large-Cap Value Fund[4]	0.44%	—	0.05%	—	0.49%	—	0.49%
TIAA-CREF Mid-Cap Growth Fund[4]	0.47%	—	0.05%	—	0.52%	—	0.52%
TIAA-CREF Mid-Cap Value Fund[4]	0.45%	—	0.04%	—	0.49%	—	0.49%
TIAA-CREF Small-Cap Equity Fund[3,4]	0.47%	—	0.05%	0.05%	0.57%	—	0.57%
TIAA-CREF Large-Cap Growth Index Fund[4]	0.04%	—	0.05%	—	0.09%	—	0.09%
TIAA-CREF Large-Cap Value Index Fund[4]	0.04%	—	0.05%	—	0.09%	—	0.09%
TIAA-CREF Equity Index Fund[4]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF S&P 500 Index Fund[4]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Small-Cap Blend Index Fund[3,4]	0.04%	—	0.06%	0.08%	0.18%	0.01%	0.17%
TIAA-CREF International Equity Index Fund[3,4]	0.04%	—	0.06%	—	0.10%	—	0.10%
TIAA-CREF Emerging Markets Equity Index Fund[3,4]	0.14%	—	0.27%	—	0.41%	0.16%	0.25%
TIAA-CREF Social Choice Equity Fund[4]	0.15%	—	0.05%	—	0.20%	—	0.20%
TIAA-CREF Real Estate Securities Fund[4]	0.50%	—	0.06%	—	0.56%	—	0.56%
TIAA-CREF Bond Fund[4]	0.29%	—	0.04%	—	0.33%	—	0.33%
TIAA-CREF Bond Index Fund[4]	0.10%	—	0.21%	—	0.31%	0.18%	0.13%
TIAA-CREF Bond Plus Fund[4]	0.30%	—	0.07%	—	0.37%	0.02%	0.35%
TIAA-CREF Short-Term Bond Fund[4]	0.25%	—	0.08%	—	0.33%	0.03%	0.30%
TIAA-CREF High-Yield Fund[3,4]	0.35%	—	0.06%	—	0.41%	0.01%	0.40%
TIAA-CREF Inflation-Linked Bond Fund[4]	0.25%	—	0.04%	—	0.29%	—	0.29%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Money Market Fund[4]	0.10%	—	0.05%	—	0.15%	—	0.15%
American Funds Washington Mutual Investors Fund (Class R-5)	0.29%	—	0.13%	—	0.42%	—	0.42%
American Funds EuroPacific Growth Fund (Class R-5)	0.43%	—	0.13%	—	0.56%	—	0.56%
Western Asset Core Plus Bond Portfolio (Institutional Class)[5]	0.40%	—	0.06%	—	0.46%	—	0.46%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.02%	—	0.57%	—	0.57%
Vanguard Selected Value Fund (Investor Shares)[6]	0.44%	—	0.03%	—	0.47%	—	0.47%
Vanguard Explorer Fund (Investor Shares)	0.46%	—	0.03%	—	0.49%	—	0.49%
Vanguard Wellington Fund (Investor Shares)	0.28%	—	0.02%	—	0.30%	—	0.30%
Vanguard Emerging Markets Stock Index Fund (Investor Shares)[7]	0.26%	—	0.09%	—	0.35%	—	0.35%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.23%	—	0.05%	—	0.28%	—	0.28%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.21%	—	0.04%	—	0.25%	—	0.25%
Dodge & Cox International Stock Fund	0.60%	—	0.05%	—	0.65%	—	0.65%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.10%	—	0.60%	—	0.60%

†

The most recently ended or otherwise applicable fiscal year for the TIAA-CREF Lifecycle Funds and the TIAA-CREF Funds is September 30, 2010; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2011; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2011; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio is March 31, 2011; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2010; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2011; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2010; and most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2010. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, TIAA-CREF Small-Cap Equity Fund and TIAA-CREF Small-Cap Blend Index Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2012. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2012 unless changed with approval of the Board of Trustees.

[2]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

[3]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[4]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 29, 2012, unless changed with the approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least September 30, 2012, unless changed with the approval of the Board of Trustees.

[5]

With respect to the Institutional Class, the Portfolio may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of the share class may increase over time. If the fees are paid with respect to additional assets invested in the Institutional Class, the expenses of the share class may increase.

[6]	The Vanguard Selected Value Fund imposes a “Redemption Fee” of 1.00% on all shares redeemed or exchanged (including exchanges to other Vanguard funds) that are held less than 1 year.

[7]

The Vanguard Emerging Markets Stock Index Fund imposes a “Purchase Fee” of 0.50% on all shares purchased (including exchanges from other Vanguard funds). The Purchase Fee is not imposed on reinvested capital gains and dividends. The Fund imposes a “Redemption Fee” of 0.25% on all shares redeemed or exchanged (including exchanges to other Vanguard funds), regardless of the length of time held.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

12	Prospectus ■ TIAA Access

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$148	$459	$792	$1,733
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$39	$122	$214	$481

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

TIAA Access ■ Prospectus	13

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We’ll cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect

14	Prospectus ■ TIAA Access

annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts. TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 3.7 million people and approximately 15,000 institutions as of December 31, 2010, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2010, TIAA’s total statutory admitted assets were approximately $214.5 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $453.4 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The

TIAA Access ■ Prospectus	15

separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Insurance Department (“NYSID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 46 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by

16	Prospectus ■ TIAA Access

law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for long-term investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

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INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

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•	2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

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TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in

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smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays Capital U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income consistent with preservation of capital.

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TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)2

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds EuroPacific Growth Fund (Class R-5)2

The fund seeks to provide you with long-term growth of capital. The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin.

Western Asset Core Plus Bond Portfolio (Institutional Class)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified for the Portfolio. The fund’s current target duration is generally 2.5 to 7 years.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income.

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Vanguard Emerging Markets Stock Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in

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emerging market countries. The fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the MSCI® US Small Cap Value Index.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

[2]	The American Funds investment accounts are generally only offered to plans with a minimum of $100 million in plan assets.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account, see “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Western Asset

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Management Company (“Western”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited in Japan (“Western Japan”) manage the assets of the Western Asset Core Plus Bond Portfolio (Institutional Class). T. Rowe Price® Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC and Donald Smith & Co., Inc. manage the assets of Vanguard Selected Value Fund (Investor Shares); Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Investor Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, Capital, Western, WAML, Western Singapore, Western Japan, T. Rowe, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates

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issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.10% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

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Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering

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the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

STARTING OUT

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

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We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, please see the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

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An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

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HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”); or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

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HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This

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right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from your contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 14 calendar days. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust

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companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund), will not be able to make electronic

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transfers (i.e. over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and

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excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

TIMING OF PAYMENTS TO YOU

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if,

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pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

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There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in the March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•	One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and

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you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your

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accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We’ll process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

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Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day.

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We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

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AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation, including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as estates, charities and certain trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Option (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. It operates in much the same way as the minimum distribution annuity income option. It is possible under this method that your beneficiary will not receive income for life.

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Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

44	Prospectus ■ TIAA Access

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and

TIAA Access ■ Prospectus	45

the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

46	Prospectus ■ TIAA Access

This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $16,500 per year ($22,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $19,500 per year in a 403(b) plan ($25,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $16,500 ($22,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2011; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans,

TIAA Access ■ Prospectus	47

the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

ADDITIONAL INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

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Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

TIAA Access ■ Prospectus	49

Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $414,543 in fees to Services for fiscal year 2010 for distribution

50	Prospectus ■ TIAA Access

of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to or cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

52	Prospectus ■ TIAA Access

APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	TIAA-CREF Lifecycle 2010 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.94 to $27.54	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04
Accumulation Units Outstanding, End of Period	1,178,703	834,738	479,003	221,581

	TIAA-CREF Lifecycle 2015 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.39 to $26.98	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06
Accumulation Units Outstanding, End of Period	1,479,506	965,016	371,431	186,773

	TIAA-CREF Lifecycle 2020 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.65 to $26.22	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96
Accumulation Units Outstanding, End of Period	1,522,530	910,255	353,430	86,027

See notes to separate account condensed financial information.

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	TIAA-CREF Lifecycle 2025 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.99 to $25.55	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96
Accumulation Units Outstanding, End of Period	1,599,737	1,003,532	316,684	102,109

	TIAA-CREF Lifecycle 2030 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.32 to $24.86	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98
Accumulation Units Outstanding, End of Period	1,632,683	897,337	327,043	72,850

	TIAA-CREF Lifecycle 2035 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.14 to $24.68	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02
Accumulation Units Outstanding, End of Period	1,508,157	836,039	285,180	49,517

See notes to separate account condensed financial information.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Lifecycle 2040 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.27 to $24.82	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08
Accumulation Units Outstanding, End of Period	2,105,798	1,236,735	420,584	98,454

	TIAA-CREF Lifecycle 2045 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.51 to $20.70	$16.07 to $16.13	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.48 to $23.85	$20.51 to $20.70	$16.07 to $16.13
Accumulation Units Outstanding, End of Period	366,604	105,802	2,483

	TIAA-CREF Lifecycle 2050 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.30 to $20.48	$15.93 to $15.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.22 to $23.58	$20.30 to $20.48	$15.93 to $15.99
Accumulation Units Outstanding, End of Period	244,649	79,674	1,154

See notes to separate account condensed financial information.

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	TIAA-CREF Lifecycle Retirement Income Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.13 to $24.35	$20.90 to $20.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.91	$24.13 to $24.35	$20.90 to $20.98
Accumulation Units Outstanding, End of Period	213,310	61,844	821

	TIAA-CREF Growth & Income Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.66 to $27.26	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34
Accumulation Units Outstanding, End of Period	2,265,604	1,890,968	527,232	107,738

	TIAA-CREF International Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.51 to $23.01	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98
Accumulation Units Outstanding, End of Period	4,309,738	2,728,912	1,461,156	901,017

See notes to separate account condensed financial information.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Large-Cap Growth Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.16 to $26.75	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87
Accumulation Units Outstanding, End of Period	365,472	202,307	25,965	8,050

	TIAA-CREF Large-Cap Value Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.19 to $22.69	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54
Accumulation Units Outstanding, End of Period	3,490,092	1,623,395	572,335	186,179

	TIAA-CREF Mid-Cap Growth Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$28.27 to $28.91	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65
Accumulation Units Outstanding, End of Period	2,331,514	1,346,046	289,932	132,954

See notes to separate account condensed financial information.

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	TIAA-CREF Mid-Cap Value Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.83 to $25.39	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82
Accumulation Units Outstanding, End of Period	5,859,784	3,525,572	1,517,415	328,297

	TIAA-CREF Small-Cap Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.33 to $24.88	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99
Accumulation Units Outstanding, End of Period	1,771,220	772,413	413,098	90,801

	TIAA-CREF Large-Cap Growth Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.67 to $22.83	$16.60 to $16.68	$27.03 to $27.17	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.29 to $26.56	$22.67 to $22.83	$16.60 to $16.68	$27.03 to $27.17
Accumulation Units Outstanding, End of Period	845,907	696,021	510,599	143,561

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	59

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Large-Cap Value Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.39 to $18.52	$15.43 to $15.50	$24.47 to $24.60	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$21.12 to $21.34	$18.39 to $18.52	$15.43 to $15.50	$24.47 to $24.60
Accumulation Units Outstanding, End of Period	973,863	776,798	468,182	71,459

	TIAA-CREF Equity Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.57 to $24.10	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75
Accumulation Units Outstanding, End of Period	920,123	848,411	13,859	4,544

	TIAA-CREF S&P 500 Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.43 to $20.58	$16.23 to $16.31	$25.78 to $25.91	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.37 to $23.61	$20.43 to $20.58	$16.23 to $16.31	$25.78 to $25.91
Accumulation Units Outstanding, End of Period	979,493	859,587	477,860	102,984

See notes to separate account condensed financial information.

60	Prospectus ■ TIAA Access

	TIAA-CREF Small-Cap Blend Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.12 to $25.69	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18
Accumulation Units Outstanding, End of Period	2,576,907	1,574,733	20,290	2,591

	TIAA-CREF International Equity Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.27 to $20.42	$15.72 to $15.79	$27.23 to $27.37	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$21.72 to $21.94	$20.27 to $20.42	$15.72 to $15.79	$27.23 to $27.37
Accumulation Units Outstanding, End of Period	3,304,785	2,119,117	948,148	303,681

	TIAA-CREF Social Choice Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.13 to $24.68	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33
Accumulation Units Outstanding, End of Period	577,944	344,709	130,944	30,163

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	61

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Real Estate Securities Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$18.59 to $19.00	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05
Accumulation Units Outstanding, End of Period	799,911	289,927	35,961	3,194

	TIAA-CREF Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.26 to $30.94	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55
Accumulation Units Outstanding, End of Period	334,774	146,301	6,066	211

	TIAA-CREF Bond Plus Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.74 to $30.41	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18
Accumulation Units Outstanding, End of Period	396,767	152,630	8,205	776

See notes to separate account condensed financial information.

62	Prospectus ■ TIAA Access

	TIAA-CREF Short-Term Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.13 to $28.34	$26.73 to $26.86	$26.12 to $26.25	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.34 to $29.65	$28.13 to $28.34	$26.73 to $26.86	$26.12 to $26.25
Accumulation Units Outstanding, End of Period	259,547	153,999	78,785	46,674

	TIAA-CREF High-Yield Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.91 to $29.12	$20.47 to $20.57	$25.48 to $25.60	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$32.99 to $33.34	$28.91 to $29.12	$20.47 to $20.57	$25.48 to $25.60
Accumulation Units Outstanding, End of Period	55,205	29,890	4,179	312

	TIAA-CREF Inflation-Linked Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.82 to $31.52	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72
Accumulation Units Outstanding, End of Period	81,565	45,747	8,923	167

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	63

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	concluded

	TIAA-CREF Money Market Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$26.48 to $26.90	$26.55 to $26.83	$26.02 to $26.15		$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.30 to $26.89	$26.48 to $26.90	$26.55 to $26.83		$26.02 to $26.15
Accumulation Units Outstanding, End of Period	87,517	65,693	48,466		168

	American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period August 8, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.19 to $20.34	$16.99 to $17.07	$25.47 to $25.52	@	$26.29 to $26.33	**
Accumulation Unit Value, End of Period Lowest to Highest	$22.84 to $23.08	$20.19 to $20.34	$16.99 to $17.07		$25.47 to $25.52	@
Accumulation Units Outstanding, End of Period	218,749	179,086	45,591		114

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period August 8, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.45	$17.47 to $17.56	$29.44 to $29.51	#	$27.31 to $27.34	**
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.78	$24.27 to $24.45	$17.47 to $17.56		$29.44 to $29.51	#
Accumulation Units Outstanding, End of Period	1,776,439	1,348,741	670,715		110

See notes to separate account condensed financial information.

64	Prospectus ■ TIAA Access

TIAA ACCESS

	Western Asset Core Plus Bond Portfolio (Institutional Class) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.88 to $29.09	$23.02 to $23.13	$25.51 to $25.64	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$32.19 to $32.53	$28.88 to $29.09	$23.02 to $23.13	$25.51 to $25.64
Accumulation Units Outstanding, End of Period	644,583	393,180	168,312	52,626

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.92 to $24.10	$15.67 to $15.74	$26.55 to $26.68	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$27.69 to $27.98	$23.92 to $24.10	$15.67 to $15.74	$26.55 to $26.68
Accumulation Units Outstanding, End of Period	488,668	515,974	150,057	68,088

*	Commencement of operations
**	The Accumulation Unit Value changed from $25.00.
@	The Accumulation Unit Value changed from $25.40 to $25.52.
#	The Accumulation Unit Value changed from $29.36 to $29.51.

TIAA Access ■ Prospectus	65

PROSPECTUS — LEVEL 3

MAY 1, 2011

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2011. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Mid-Cap Value Fund
• 2010 Fund	■ TIAA-CREF Small-Cap Equity Fund
• 2015 Fund	■ TIAA-CREF Large-Cap Growth Index Fund
• 2020 Fund	■ TIAA-CREF Large-Cap Value Index Fund
• 2025 Fund	■ TIAA-CREF Equity Index Fund
• 2030 Fund	■ TIAA-CREF S&P 500 Index Fund
• 2035 Fund	■ TIAA-CREF Small-Cap Blend Index Fund
• 2040 Fund	■ TIAA-CREF International Equity Index Fund
• 2045 Fund	■ TIAA-CREF Emerging Markets Equity Index Fund
• 2050 Fund	■ TIAA-CREF Social Choice Equity Fund
• Retirement Income Fund	■ TIAA-CREF Real Estate Securities Fund
■ TIAA-CREF Growth & Income Fund	■ TIAA-CREF Bond Fund
■ TIAA-CREF International Equity Fund	■ TIAA-CREF Bond Index Fund
■ TIAA-CREF Emerging Markets Equity Fund	■ TIAA-CREF Bond Plus Fund
■ TIAA-CREF Large-Cap Growth Fund	■ TIAA-CREF Short-Term Bond Fund
■ TIAA-CREF Large-Cap Value Fund	■ TIAA-CREF High-Yield Fund
■ TIAA-CREF Mid-Cap Growth Fund	■ TIAA-CREF Inflation-Linked Bond Fund
■ TIAA-CREF Money Market Fund

The following non-TIAA-CREF Funds:

■  American Funds Washington Mutual Investors Fund (Class R-5)

■  American Funds EuroPacific Growth Fund (Class R-5)

■  Western Asset Core Plus Bond Portfolio (Institutional Class)

■  T. Rowe Price® Institutional Large-Cap Growth Fund

■  Vanguard Selected Value Fund (Investor Shares)

■  Vanguard Explorer Fund (Investor Shares)

■  Vanguard Wellington Fund (Investor Shares)

■  Vanguard Emerging Markets Stock Index Fund (Investor Shares)

■  Vanguard Small-Cap Value Index Fund (Investor Shares)

■  Vanguard Intermediate-Term Treasury Fund (Investor Shares)

■  Dodge & Cox International Stock Fund

■  DFA Emerging Markets Portfolio (Institutional Class)

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  As of the date of this prospectus, any business day plus the last calendar day of each month (which could fall on a weekend or holiday, and thus on a day that is not a business day). Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time. Beginning in or around the fourth quarter of 2011, it is anticipated that, subject to any necessary approvals, valuation days will include only business days, and thus the last calendar day of each month will not be a valuation day unless it falls on a business day. If the last calendar day of a month does not fall on a business day, the last valuation day for such month shall be deemed to be the last business day of the month.

TIAA Access ■ Prospectus	5

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and Retirement Income Fund)

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Large-Cap Growth Fund
•	TIAA-CREF Large-Cap Value Fund

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Social Choice Equity Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF Bond Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF Money Market Fund

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)[1]

•	American Funds EuroPacific Growth Fund (Class R-5)[1]

•	Western Asset Core Plus Bond Portfolio (Institutional Class)

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Vanguard Emerging Markets Stock Index Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Dodge & Cox International Stock Fund

•	DFA Emerging Markets Portfolio (Institutional Class)

TIAA reserves the right to change the investment accounts available in the future.

[1]	The American Funds investment accounts are generally only offered through these contracts to plans with a minimum of $100 million in plan assets.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

TIAA Access ■ Prospectus	7

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.40%
Total separate account annual charges	2.00%	0.45%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

8	Prospectus ■ TIAA Access

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.08%	1.14%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is February 29, 2012 to September 30, 2012)‡	0.08%	0.95%

†

The most recently ended or otherwise applicable fiscal year for the TIAA-CREF Lifecycle Funds and the TIAA-CREF Funds is September 30, 2010; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2011; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2011; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio is March 31, 2011; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2010; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2011; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2010; and most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2010. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

TIAA Access ■ Prospectus	9

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year†, as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the TIAA-CREF Lifecycle Funds
• 2010 Fund[1]	0.10%	—	0.06%	0.40%	0.56%	0.16%	0.40%
• 2015 Fund[1]	0.10%	—	0.06%	0.41%	0.57%	0.16%	0.41%
• 2020 Fund[1]	0.10%	—	0.06%	0.42%	0.58%	0.16%	0.42%
• 2025 Fund[1]	0.10%	—	0.06%	0.43%	0.59%	0.16%	0.43%
• 2030 Fund[1]	0.10%	—	0.06%	0.44%	0.60%	0.16%	0.44%
• 2035 Fund[1]	0.10%	—	0.06%	0.45%	0.61%	0.16%	0.45%
• 2040 Fund[1]	0.10%	—	0.05%	0.45%	0.60%	0.15%	0.45%
• 2045 Fund[1]	0.10%	—	0.25%	0.45%	0.80%	0.35%	0.45%
• 2050 Fund[1]	0.10%	—	0.44%	0.45%	0.99%	0.54%	0.45%
• Retirement Income Fund[1]	0.10%	—	0.31%	0.38%	0.79%	0.41%	0.38%
TIAA-CREF Growth & Income Fund[4]	0.44%	—	0.04%	—	0.48%	—	0.48%
TIAA-CREF International Equity Fund[3,4]	0.49%	—	0.04%	—	0.53%	—	0.53%
TIAA-CREF Emerging Markets Equity Fund[3,4]	0.85%	—	0.29%	—	1.14%	0.19%	0.95%
TIAA-CREF Large-Cap Growth Fund[4]	0.45%	—	0.05%	—	0.50%	—	0.50%
TIAA-CREF Large-Cap Value Fund[4]	0.44%	—	0.05%	—	0.49%	—	0.49%
TIAA-CREF Mid-Cap Growth Fund[4]	0.47%	—	0.05%	—	0.52%	—	0.52%
TIAA-CREF Mid-Cap Value Fund[4]	0.45%	—	0.04%	—	0.49%	—	0.49%
TIAA-CREF Small-Cap Equity Fund[3,4]	0.47%	—	0.05%	0.05%	0.57%	—	0.57%
TIAA-CREF Large-Cap Growth Index Fund[4]	0.04%	—	0.05%	—	0.09%	—	0.09%
TIAA-CREF Large-Cap Value Index Fund[4]	0.04%	—	0.05%	—	0.09%	—	0.09%
TIAA-CREF Equity Index Fund[4]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF S&P 500 Index Fund[4]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Small-Cap Blend Index Fund[3,4]	0.04%	—	0.06%	0.08%	0.18%	0.01%	0.17%
TIAA-CREF International Equity Index Fund[3,4]	0.04%	—	0.06%	—	0.10%	—	0.10%
TIAA-CREF Emerging Markets Equity Index Fund[3,4]	0.14%	—	0.27%	—	0.41%	0.16%	0.25%
TIAA-CREF Social Choice Equity Fund[4]	0.15%	—	0.05%	—	0.20%	—	0.20%
TIAA-CREF Real Estate Securities Fund[4]	0.50%	—	0.06%	—	0.56%	—	0.56%
TIAA-CREF Bond Fund[4]	0.29%	—	0.04%	—	0.33%	—	0.33%
TIAA-CREF Bond Index Fund[4]	0.10%	—	0.21%	—	0.31%	0.18%	0.13%
TIAA-CREF Bond Plus Fund[4]	0.30%	—	0.07%	—	0.37%	0.02%	0.35%
TIAA-CREF Short-Term Bond Fund[4]	0.25%	—	0.08%	—	0.33%	0.03%	0.30%
TIAA-CREF High-Yield Fund[3,4]	0.35%	—	0.06%	—	0.41%	0.01%	0.40%
TIAA-CREF Inflation-Linked Bond Fund[4]	0.25%	—	0.04%	—	0.29%	—	0.29%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Money Market Fund[4]	0.10%	—	0.05%	—	0.15%	—	0.15%
American Funds Washington Mutual Investors Fund (Class R-5)	0.29%	—	0.13%	—	0.42%	—	0.42%
American Funds EuroPacific Growth Fund (Class R-5)	0.43%	—	0.13%	—	0.56%	—	0.56%
Western Asset Core Plus Bond Portfolio (Institutional Class)[5]	0.40%	—	0.06%	—	0.46%	—	0.46%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.02%	—	0.57%	—	0.57%
Vanguard Selected Value Fund (Investor Shares)[6]	0.44%	—	0.03%	—	0.47%	—	0.47%
Vanguard Explorer Fund (Investor Shares)	0.46%	—	0.03%	—	0.49%	—	0.49%
Vanguard Wellington Fund (Investor Shares)	0.28%	—	0.02%	—	0.30%	—	0.30%
Vanguard Emerging Markets Stock Index Fund (Investor Shares)[7]	0.26%	—	0.09%	—	0.35%	—	0.35%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.23%	—	0.05%	—	0.28%	—	0.28%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.21%	—	0.04%	—	0.25%	—	0.25%
Dodge & Cox International Stock Fund	0.60%	—	0.05%	—	0.65%	—	0.65%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.10%	—	0.60%	—	0.60%

†

The most recently ended or otherwise applicable fiscal year for the TIAA-CREF Lifecycle Funds and the TIAA-CREF Funds is September 30, 2010; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2011; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2011; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio is March 31, 2011; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2010; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2011; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2010; and most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2010. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, TIAA-CREF Small-Cap Equity Fund and TIAA-CREF Small-Cap Blend Index Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[1]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2012. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2012 unless changed with approval of the Board of Trustees.

[2]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

[3]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[4]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 29, 2012, unless changed with the approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least September 30, 2012, unless changed with the approval of the Board of Trustees.

[5]

With respect to the Institutional Class, the Portfolio may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of the share class may increase over time. If the fees are paid with respect to additional assets invested in the Institutional Class, the expenses of the share class may increase.

[6]	The Vanguard Selected Value Fund imposes a “Redemption Fee” of 1.00% on all shares redeemed or exchanged (including exchanges to other Vanguard funds) that are held less than 1 year.

[7]

The Vanguard Emerging Markets Stock Index Fund imposes a “Purchase Fee” of 0.50% on all shares purchased (including exchanges from other Vanguard funds). The Purchase Fee is not imposed on reinvested capital gains and dividends. The Fund imposes a “Redemption Fee” of 0.25% on all shares redeemed or exchanged (including exchanges to other Vanguard funds), regardless of the length of time held.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

12	Prospectus ■ TIAA Access

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$163	$506	$872	$1,901
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$54	$170	$297	$666

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

TIAA Access ■ Prospectus	13

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We’ll cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect

14	Prospectus ■ TIAA Access

annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts. TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 3.7 million people and approximately 15,000 institutions as of December 31, 2010, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2010, TIAA’s total statutory admitted assets were approximately $214.5 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $453.4 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The

TIAA Access ■ Prospectus	15

separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Insurance Department (“NYSID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 46 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by

16	Prospectus ■ TIAA Access

law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for long-term investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

TIAA Access ■ Prospectus	17

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

18	Prospectus ■ TIAA Access

•	2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

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TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in

20	Prospectus ■ TIAA Access

smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays Capital U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income consistent with preservation of capital.

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TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)2

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds EuroPacific Growth Fund (Class R-5)2

The fund seeks to provide you with long-term growth of capital. The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin.

Western Asset Core Plus Bond Portfolio (Institutional Class)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified for the Portfolio. The fund’s current target duration is generally 2.5 to 7 years.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income.

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Vanguard Emerging Markets Stock Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in

22	Prospectus ■ TIAA Access

emerging market countries. The fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the MSCI® US Small Cap Value Index.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

[2]	The American Funds investment accounts are generally only offered to plans with a minimum of $100 million in plan assets.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account, see “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Western Asset

TIAA Access ■ Prospectus	23

Management Company (“Western”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited in Japan (“Western Japan”) manage the assets of the Western Asset Core Plus Bond Portfolio (Institutional Class). T. Rowe Price® Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC and Donald Smith & Co., Inc. manage the assets of Vanguard Selected Value Fund (Investor Shares); Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Investor Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, Capital, Western, WAML, Western Singapore, Western Japan, T. Rowe, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates

24	Prospectus ■ TIAA Access

issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.10% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

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Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering

26	Prospectus ■ TIAA Access

the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

STARTING OUT

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

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We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, please see the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

TIAA Access ■ Prospectus	29

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

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HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”); or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

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HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This

32	Prospectus ■ TIAA Access

right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from your contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 14 calendar days. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust

TIAA Access ■ Prospectus	33

companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund), will not be able to make electronic

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transfers (i.e. over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and

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excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

TIMING OF PAYMENTS TO YOU

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if,

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pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

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There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in the March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•	One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and

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you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your

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accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We’ll process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

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Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day.

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We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

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AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation, including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as estates, charities and certain trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Option (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. It operates in much the same way as the minimum distribution annuity income option. It is possible under this method that your beneficiary will not receive income for life.

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Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

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•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and

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the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

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This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $16,500 per year ($22,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $19,500 per year in a 403(b) plan ($25,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $16,500 ($22,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2011; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans,

TIAA Access ■ Prospectus	47

the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

ADDITIONAL INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

48	Prospectus ■ TIAA Access

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

TIAA Access ■ Prospectus	49

Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $414,543 in fees to Services for fiscal year 2010 for distribution

50	Prospectus ■ TIAA Access

of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to or cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	51

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

52	Prospectus ■ TIAA Access

APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ■ Prospectus	53

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	TIAA-CREF Lifecycle 2010 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.94 to $27.54	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04
Accumulation Units Outstanding, End of Period	1,178,703	834,738	479,003	221,581

	TIAA-CREF Lifecycle 2015 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.39 to $26.98	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06
Accumulation Units Outstanding, End of Period	1,479,506	965,016	371,431	186,773

	TIAA-CREF Lifecycle 2020 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.65 to $26.22	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96
Accumulation Units Outstanding, End of Period	1,522,530	910,255	353,430	86,027

See notes to separate account condensed financial information.

54	Prospectus ■ TIAA Access

	TIAA-CREF Lifecycle 2025 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.99 to $25.55	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96
Accumulation Units Outstanding, End of Period	1,599,737	1,003,532	316,684	102,109

	TIAA-CREF Lifecycle 2030 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.32 to $24.86	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98
Accumulation Units Outstanding, End of Period	1,632,683	897,337	327,043	72,850

	TIAA-CREF Lifecycle 2035 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.14 to $24.68	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02
Accumulation Units Outstanding, End of Period	1,508,157	836,039	285,180	49,517

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	55

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Lifecycle 2040 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.27 to $24.82	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08
Accumulation Units Outstanding, End of Period	2,105,798	1,236,735	420,584	98,454

	TIAA-CREF Lifecycle 2045 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.51 to $20.70	$16.07 to $16.13	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.48 to $23.85	$20.51 to $20.70	$16.07 to $16.13
Accumulation Units Outstanding, End of Period	366,604	105,802	2,483

	TIAA-CREF Lifecycle 2050 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.30 to $20.48	$15.93 to $15.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.22 to $23.58	$20.30 to $20.48	$15.93 to $15.99
Accumulation Units Outstanding, End of Period	244,649	79,674	1,154

See notes to separate account condensed financial information.

56	Prospectus ■ TIAA Access

	TIAA-CREF Lifecycle Retirement Income Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.13 to $24.35	$20.90 to $20.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.91	$24.13 to $24.35	$20.90 to $20.98
Accumulation Units Outstanding, End of Period	213,310	61,844	821

	TIAA-CREF Growth & Income Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.66 to $27.26	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34
Accumulation Units Outstanding, End of Period	2,265,604	1,890,968	527,232	107,738

	TIAA-CREF International Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.51 to $23.01	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98
Accumulation Units Outstanding, End of Period	4,309,738	2,728,912	1,461,156	901,017

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	57

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Large-Cap Growth Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.16 to $26.75	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87
Accumulation Units Outstanding, End of Period	365,472	202,307	25,965	8,050

	TIAA-CREF Large-Cap Value Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.19 to $22.69	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54
Accumulation Units Outstanding, End of Period	3,490,092	1,623,395	572,335	186,179

	TIAA-CREF Mid-Cap Growth Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$28.27 to $28.91	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65
Accumulation Units Outstanding, End of Period	2,331,514	1,346,046	289,932	132,954

See notes to separate account condensed financial information.

58	Prospectus ■ TIAA Access

	TIAA-CREF Mid-Cap Value Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.83 to $25.39	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82
Accumulation Units Outstanding, End of Period	5,859,784	3,525,572	1,517,415	328,297

	TIAA-CREF Small-Cap Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.33 to $24.88	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99
Accumulation Units Outstanding, End of Period	1,771,220	772,413	413,098	90,801

	TIAA-CREF Large-Cap Growth Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.67 to $22.83	$16.60 to $16.68	$27.03 to $27.17	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.29 to $26.56	$22.67 to $22.83	$16.60 to $16.68	$27.03 to $27.17
Accumulation Units Outstanding, End of Period	845,907	696,021	510,599	143,561

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	59

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Large-Cap Value Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.39 to $18.52	$15.43 to $15.50	$24.47 to $24.60	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$21.12 to $21.34	$18.39 to $18.52	$15.43 to $15.50	$24.47 to $24.60
Accumulation Units Outstanding, End of Period	973,863	776,798	468,182	71,459

	TIAA-CREF Equity Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.57 to $24.10	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75
Accumulation Units Outstanding, End of Period	920,123	848,411	13,859	4,544

	TIAA-CREF S&P 500 Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.43 to $20.58	$16.23 to $16.31	$25.78 to $25.91	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.37 to $23.61	$20.43 to $20.58	$16.23 to $16.31	$25.78 to $25.91
Accumulation Units Outstanding, End of Period	979,493	859,587	477,860	102,984

See notes to separate account condensed financial information.

60	Prospectus ■ TIAA Access

	TIAA-CREF Small-Cap Blend Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.12 to $25.69	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18
Accumulation Units Outstanding, End of Period	2,576,907	1,574,733	20,290	2,591

	TIAA-CREF International Equity Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.27 to $20.42	$15.72 to $15.79	$27.23 to $27.37	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$21.72 to $21.94	$20.27 to $20.42	$15.72 to $15.79	$27.23 to $27.37
Accumulation Units Outstanding, End of Period	3,304,785	2,119,117	948,148	303,681

	TIAA-CREF Social Choice Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.13 to $24.68	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33
Accumulation Units Outstanding, End of Period	577,944	344,709	130,944	30,163

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	61

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Real Estate Securities Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$18.59 to $19.00	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05
Accumulation Units Outstanding, End of Period	799,911	289,927	35,961	3,194

	TIAA-CREF Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.26 to $30.94	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55
Accumulation Units Outstanding, End of Period	334,774	146,301	6,066	211

	TIAA-CREF Bond Plus Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.74 to $30.41	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18
Accumulation Units Outstanding, End of Period	396,767	152,630	8,205	776

See notes to separate account condensed financial information.

62	Prospectus ■ TIAA Access

	TIAA-CREF Short-Term Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.13 to $28.34	$26.73 to $26.86	$26.12 to $26.25	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.34 to $29.65	$28.13 to $28.34	$26.73 to $26.86	$26.12 to $26.25
Accumulation Units Outstanding, End of Period	259,547	153,999	78,785	46,674

	TIAA-CREF High-Yield Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.91 to $29.12	$20.47 to $20.57	$25.48 to $25.60	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$32.99 to $33.34	$28.91 to $29.12	$20.47 to $20.57	$25.48 to $25.60
Accumulation Units Outstanding, End of Period	55,205	29,890	4,179	312

	TIAA-CREF Inflation-Linked Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.82 to $31.52	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72
Accumulation Units Outstanding, End of Period	81,565	45,747	8,923	167

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	63

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	concluded

	TIAA-CREF Money Market Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$26.48 to $26.90	$26.55 to $26.83	$26.02 to $26.15		$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.30 to $26.89	$26.48 to $26.90	$26.55 to $26.83		$26.02 to $26.15
Accumulation Units Outstanding, End of Period	87,517	65,693	48,466		168

	American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period August 8, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.19 to $20.34	$16.99 to $17.07	$25.47 to $25.52	@	$26.29 to $26.33	**
Accumulation Unit Value, End of Period Lowest to Highest	$22.84 to $23.08	$20.19 to $20.34	$16.99 to $17.07		$25.47 to $25.52	@
Accumulation Units Outstanding, End of Period	218,749	179,086	45,591		114

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008		For the period August 8, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.45	$17.47 to $17.56	$29.44 to $29.51	#	$27.31 to $27.34	**
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.78	$24.27 to $24.45	$17.47 to $17.56		$29.44 to $29.51	#
Accumulation Units Outstanding, End of Period	1,776,439	1,348,741	670,715		110

See notes to separate account condensed financial information.

64	Prospectus ■ TIAA Access

TIAA ACCESS

	Western Asset Core Plus Bond Portfolio (Institutional Class) Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.88 to $29.09	$23.02 to $23.13	$25.51 to $25.64	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$32.19 to $32.53	$28.88 to $29.09	$23.02 to $23.13	$25.51 to $25.64
Accumulation Units Outstanding, End of Period	644,583	393,180	168,312	52,626

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.92 to $24.10	$15.67 to $15.74	$26.55 to $26.68	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$27.69 to $27.98	$23.92 to $24.10	$15.67 to $15.74	$26.55 to $26.68
Accumulation Units Outstanding, End of Period	488,668	515,974	150,057	68,088

*	Commencement of operations
**	The Accumulation Unit Value changed from $25.00.
@	The Accumulation Unit Value changed from $25.40 to $25.52.
#	The Accumulation Unit Value changed from $29.36 to $29.51.

TIAA Access ■ Prospectus	65

PROSPECTUS — LEVEL 4

MAY 1, 2011

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2011. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Mid-Cap Value Fund
• 2010 Fund	■ TIAA-CREF Small-Cap Equity Fund
• 2015 Fund	■ TIAA-CREF Large-Cap Growth Index Fund
• 2020 Fund	■ TIAA-CREF Large-Cap Value Index Fund
• 2025 Fund	■ TIAA-CREF Equity Index Fund
• 2030 Fund	■ TIAA-CREF S&P 500 Index Fund
• 2035 Fund	■ TIAA-CREF Small-Cap Blend Index Fund
• 2040 Fund	■ TIAA-CREF International Equity Index Fund
• 2045 Fund	■ TIAA-CREF Emerging Markets Equity Index Fund
• 2050 Fund	■ TIAA-CREF Social Choice Equity Fund
• Retirement Income Fund	■ TIAA-CREF Real Estate Securities Fund
■ TIAA-CREF Growth & Income Fund	■ TIAA-CREF Bond Fund
■ TIAA-CREF International Equity Fund	■ TIAA-CREF Bond Index Fund
■ TIAA-CREF Emerging Markets Equity Fund	■ TIAA-CREF Bond Plus Fund
■ TIAA-CREF Large-Cap Growth Fund	■ TIAA-CREF Short-Term Bond Fund
■ TIAA-CREF Large-Cap Value Fund	■ TIAA-CREF High-Yield Fund
■ TIAA-CREF Mid-Cap Growth Fund	■ TIAA-CREF Inflation-Linked Bond Fund
■ TIAA-CREF Money Market Fund

The following non-TIAA-CREF Funds:

■  Western Asset Core Plus Bond Portfolio (Institutional Class)

■  T. Rowe Price® Institutional Large-Cap Growth Fund

■  Vanguard Selected Value Fund (Investor Shares)

■  Vanguard Explorer Fund (Investor Shares)

■  Vanguard Wellington Fund (Investor Shares)

■  Vanguard Emerging Markets Stock Index Fund (Investor Shares)

■  Vanguard Small-Cap Value Index Fund (Investor Shares)

■  Vanguard Intermediate-Term Treasury Fund (Investor Shares)

■  Dodge & Cox International Stock Fund

■  DFA Emerging Markets Portfolio (Institutional Class)

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  As of the date of this prospectus, any business day plus the last calendar day of each month (which could fall on a weekend or holiday, and thus on a day that is not a business day). Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time. Beginning in or around the fourth quarter of 2011, it is anticipated that, subject to any necessary approvals, valuation days will include only business days, and thus the last calendar day of each month will not be a valuation day unless it falls on a business day. If the last calendar day of a month does not fall on a business day, the last valuation day for such month shall be deemed to be the last business day of the month.

TIAA Access ■ Prospectus	5

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and Retirement Income Fund)

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Large-Cap Growth Fund
•	TIAA-CREF Large-Cap Value Fund

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Social Choice Equity Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF Bond Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF Money Market Fund

The following non-TIAA-CREF Funds:

•	Western Asset Core Plus Bond Portfolio (Institutional Class)

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Vanguard Emerging Markets Stock Index Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Dodge & Cox International Stock Fund

•	DFA Emerging Markets Portfolio (Institutional Class)

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

TIAA Access ■ Prospectus	7

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.70%
Total separate account annual charges	2.00%	0.75%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

8	Prospectus ■ TIAA Access

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.08%	1.14%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is February 29, 2012 to September 30, 2012)‡	0.08%	0.95%

†

The most recently ended or otherwise applicable fiscal year for the TIAA-CREF Lifecycle Funds and the TIAA-CREF Funds is September 30, 2010; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio is March 31, 2011; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2010; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2011; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2010; and most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2010. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

TIAA Access ■ Prospectus	9

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year†, as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the TIAA-CREF Lifecycle Funds
• 2010 Fund[1]	0.10%	—	0.06%	0.40%	0.56%	0.16%	0.40%
• 2015 Fund[1]	0.10%	—	0.06%	0.41%	0.57%	0.16%	0.41%
• 2020 Fund[1]	0.10%	—	0.06%	0.42%	0.58%	0.16%	0.42%
• 2025 Fund[1]	0.10%	—	0.06%	0.43%	0.59%	0.16%	0.43%
• 2030 Fund[1]	0.10%	—	0.06%	0.44%	0.60%	0.16%	0.44%
• 2035 Fund[1]	0.10%	—	0.06%	0.45%	0.61%	0.16%	0.45%
• 2040 Fund[1]	0.10%	—	0.05%	0.45%	0.60%	0.15%	0.45%
• 2045 Fund[1]	0.10%	—	0.25%	0.45%	0.80%	0.35%	0.45%
• 2050 Fund[1]	0.10%	—	0.44%	0.45%	0.99%	0.54%	0.45%
• Retirement Income Fund[1]	0.10%	—	0.31%	0.38%	0.79%	0.41%	0.38%
TIAA-CREF Growth & Income Fund[4]	0.44%	—	0.04%	—	0.48%	—	0.48%
TIAA-CREF International Equity Fund[3,4]	0.49%	—	0.04%	—	0.53%	—	0.53%
TIAA-CREF Emerging Markets Equity Fund[3,4]	0.85%	—	0.29%	—	1.14%	0.19%	0.95%
TIAA-CREF Large-Cap Growth Fund[4]	0.45%	—	0.05%	—	0.50%	—	0.50%
TIAA-CREF Large-Cap Value Fund[4]	0.44%	—	0.05%	—	0.49%	—	0.49%
TIAA-CREF Mid-Cap Growth Fund[4]	0.47%	—	0.05%	—	0.52%	—	0.52%
TIAA-CREF Mid-Cap Value Fund[4]	0.45%	—	0.04%	—	0.49%	—	0.49%
TIAA-CREF Small-Cap Equity Fund[3,4]	0.47%	—	0.05%	0.05%	0.57%	—	0.57%
TIAA-CREF Large-Cap Growth Index Fund[4]	0.04%	—	0.05%	—	0.09%	—	0.09%
TIAA-CREF Large-Cap Value Index Fund[4]	0.04%	—	0.05%	—	0.09%	—	0.09%
TIAA-CREF Equity Index Fund[4]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF S&P 500 Index Fund[4]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Small-Cap Blend Index Fund[3,4]	0.04%	—	0.06%	0.08%	0.18%	0.01%	0.17%
TIAA-CREF International Equity Index Fund[3,4]	0.04%	—	0.06%	—	0.10%	—	0.10%
TIAA-CREF Emerging Markets Equity Index Fund[3,4]	0.14%	—	0.27%	—	0.41%	0.16%	0.25%
TIAA-CREF Social Choice Equity Fund[4]	0.15%	—	0.05%	—	0.20%	—	0.20%
TIAA-CREF Real Estate Securities Fund[4]	0.50%	—	0.06%	—	0.56%	—	0.56%
TIAA-CREF Bond Fund[4]	0.29%	—	0.04%	—	0.33%	—	0.33%
TIAA-CREF Bond Index Fund[4]	0.10%	—	0.21%	—	0.31%	0.18%	0.13%
TIAA-CREF Bond Plus Fund[4]	0.30%	—	0.07%	—	0.37%	0.02%	0.35%
TIAA-CREF Short-Term Bond Fund[4]	0.25%	—	0.08%	—	0.33%	0.03%	0.30%
TIAA-CREF High-Yield Fund[3,4]	0.35%	—	0.06%	—	0.41%	0.01%	0.40%
TIAA-CREF Inflation-Linked Bond Fund[4]	0.25%	—	0.04%	—	0.29%	—	0.29%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Money Market Fund[4]	0.10%	—	0.05%	—	0.15%	—	0.15%
Western Asset Core Plus Bond Portfolio (Institutional Class)[5]	0.40%	—	0.06%	—	0.46%	—	0.46%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.02%	—	0.57%	—	0.57%
Vanguard Selected Value Fund (Investor Shares)[6]	0.44%	—	0.03%	—	0.47%	—	0.47%
Vanguard Explorer Fund (Investor Shares)	0.46%	—	0.03%	—	0.49%	—	0.49%
Vanguard Wellington Fund (Investor Shares)	0.28%	—	0.02%	—	0.30%	—	0.30%
Vanguard Emerging Markets Stock Index Fund (Investor Shares)[7]	0.26%	—	0.09%	—	0.35%	—	0.35%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.23%	—	0.05%	—	0.28%	—	0.28%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.21%	—	0.04%	—	0.25%	—	0.25%
Dodge & Cox International Stock Fund	0.60%	—	0.05%	—	0.65%	—	0.65%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.10%	—	0.60%	—	0.60%

†

The most recently ended or otherwise applicable fiscal year for the TIAA-CREF Lifecycle Funds and the TIAA-CREF Funds is September 30, 2010; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio is March 31, 2011; most recently ended fiscal year for the T. Rowe Price® Institutional Large-Cap Growth Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Selected Value Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Explorer Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2010; most recently ended fiscal year for the Vanguard Emerging Markets Stock Index Fund is October 31, 2010; most recently ended fiscal year for the Vanguard Small-Cap Value Index Fund is December 31, 2010; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2011; most recently ended fiscal year for the Dodge & Cox International Stock Fund is December 31, 2010; and most recently ended fiscal year for the DFA Emerging Markets Portfolio is October 31, 2010. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, TIAA-CREF Small-Cap Equity Fund and TIAA-CREF Small-Cap Blend Index Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2012. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2012 unless changed with approval of the Board of Trustees.

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

[2]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

[3]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[4]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 29, 2012, unless changed with the approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least September 30, 2012, unless changed with the approval of the Board of Trustees.

[5]

With respect to the Institutional Class, the Portfolio may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of the share class may increase over time. If the fees are paid with respect to additional assets invested in the Institutional Class, the expenses of the share class may increase.

[6]	The Vanguard Selected Value Fund imposes a “Redemption Fee” of 1.00% on all shares redeemed or exchanged (including exchanges to other Vanguard funds) that are held less than 1 year.

[7]

The Vanguard Emerging Markets Stock Index Fund imposes a “Purchase Fee” of 0.50% on all shares purchased (including exchanges from other Vanguard funds). The Purchase Fee is not imposed on reinvested capital gains and dividends. The Fund imposes a “Redemption Fee” of 0.25% on all shares redeemed or exchanged (including exchanges to other Vanguard funds), regardless of the length of time held.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

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These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$194	$599	$1,030	$2,227
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$85	$266	$462	$1,029

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

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CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We’ll cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect

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annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts. TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 3.7 million people and approximately 15,000 institutions as of December 31, 2010, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2010, TIAA’s total statutory admitted assets were approximately $214.5 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $453.4 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The

TIAA Access ■ Prospectus	15

separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Insurance Department (“NYSID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently offers 44 investment accounts under this prospectus. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by

16	Prospectus ■ TIAA Access

law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for long-term investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

TIAA Access ■ Prospectus	17

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

18	Prospectus ■ TIAA Access

•	2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

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TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in

20	Prospectus ■ TIAA Access

smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays Capital U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income consistent with preservation of capital.

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TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

The following non-TIAA-CREF Funds:

Western Asset Core Plus Bond Portfolio (Institutional Class)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified for the Portfolio. The fund’s current target duration is generally 2.5 to 7 years.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income.

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Vanguard Emerging Markets Stock Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the MSCI® US Small Cap Value Index.

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Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account, see “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Western Asset Management Company (“Western”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Limited in Japan (“Western Japan”) manage the assets of the Western Asset Core Plus Bond Portfolio (Institutional Class). T. Rowe Price® Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC and Donald Smith & Co., Inc. manage the assets of Vanguard Selected Value Fund (Investor Shares); Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management

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Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Investor Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, Western, WAML, Western Singapore, Western Japan, T. Rowe, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.10% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

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THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to

TIAA Access ■ Prospectus	25

your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

STARTING OUT

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to

26	Prospectus ■ TIAA Access

effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures

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established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, please see the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security

28	Prospectus ■ TIAA Access

Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

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An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be

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limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”); or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

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•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to

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another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from your contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 14 calendar days. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

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SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund), will not be able to make electronic transfers (i.e. over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship

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withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the

TIAA Access ■ Prospectus	35

contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

TIMING OF PAYMENTS TO YOU

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

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RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in the March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the

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formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

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•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

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If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We’ll process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1.

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The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed

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investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

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PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation, including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as estates, charities and certain trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Option (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. It operates in much the same way as the minimum distribution annuity income option. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

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PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•	Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death

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benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract

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allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

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This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $16,500 per year ($22,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $19,500 per year in a 403(b) plan ($25,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $16,500 ($22,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2011; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans,

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the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

ADDITIONAL INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

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Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

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Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $414,543 in fees to Services for fiscal year 2010 for distribution

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of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to or cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

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APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	TIAA-CREF Lifecycle 2010 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.94 to $27.54	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04
Accumulation Units Outstanding, End of Period	1,178,703	834,738	479,003	221,581

	TIAA-CREF Lifecycle 2015 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.39 to $26.98	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06
Accumulation Units Outstanding, End of Period	1,479,506	965,016	371,431	186,773

	TIAA-CREF Lifecycle 2020 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.65 to $26.22	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96
Accumulation Units Outstanding, End of Period	1,522,530	910,255	353,430	86,027

See notes to separate account condensed financial information.

54	Prospectus ■ TIAA Access

	TIAA-CREF Lifecycle 2025 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.99 to $25.55	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96
Accumulation Units Outstanding, End of Period	1,599,737	1,003,532	316,684	102,109

	TIAA-CREF Lifecycle 2030 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.32 to $24.86	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98
Accumulation Units Outstanding, End of Period	1,632,683	897,337	327,043	72,850

	TIAA-CREF Lifecycle 2035 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.14 to $24.68	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02
Accumulation Units Outstanding, End of Period	1,508,157	836,039	285,180	49,517

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	55

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Lifecycle 2040 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.27 to $24.82	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08
Accumulation Units Outstanding, End of Period	2,105,798	1,236,735	420,584	98,454

	TIAA-CREF Lifecycle 2045 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.51 to $20.70	$16.07 to $16.13	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.48 to $23.85	$20.51 to $20.70	$16.07 to $16.13
Accumulation Units Outstanding, End of Period	366,604	105,802	2,483

	TIAA-CREF Lifecycle 2050 Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.30 to $20.48	$15.93 to $15.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.22 to $23.58	$20.30 to $20.48	$15.93 to $15.99
Accumulation Units Outstanding, End of Period	244,649	79,674	1,154

See notes to separate account condensed financial information.

56	Prospectus ■ TIAA Access

	TIAA-CREF Lifecycle Retirement Income Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the period May 1, 2008* to December 31, 2008

Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.13 to $24.35	$20.90 to $20.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.91	$24.13 to $24.35	$20.90 to $20.98
Accumulation Units Outstanding, End of Period	213,310	61,844	821

	TIAA-CREF Growth & Income Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.66 to $27.26	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34
Accumulation Units Outstanding, End of Period	2,265,604	1,890,968	527,232	107,738

	TIAA-CREF International Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.51 to $23.01	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98
Accumulation Units Outstanding, End of Period	4,309,738	2,728,912	1,461,156	901,017

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	57

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Large-Cap Growth Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.16 to $26.75	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87
Accumulation Units Outstanding, End of Period	365,472	202,307	25,965	8,050

	TIAA-CREF Large-Cap Value Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.19 to $22.69	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54
Accumulation Units Outstanding, End of Period	3,490,092	1,623,395	572,335	186,179

	TIAA-CREF Mid-Cap Growth Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$28.27 to $28.91	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65
Accumulation Units Outstanding, End of Period	2,331,514	1,346,046	289,932	132,954
See notes to separate account condensed financial information.

58	Prospectus ■ TIAA Access

	TIAA-CREF Mid-Cap Value Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.83 to $25.39	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82
Accumulation Units Outstanding, End of Period	5,859,784	3,525,572	1,517,415	328,297

	TIAA-CREF Small-Cap Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.33 to $24.88	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99
Accumulation Units Outstanding, End of Period	1,771,220	772,413	413,098	90,801

	TIAA-CREF Equity Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.57 to $24.10	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75
Accumulation Units Outstanding, End of Period	920,123	848,411	13,859	4,544

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	59

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	continued

	TIAA-CREF Small-Cap Blend Index Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.12 to $25.69	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18
Accumulation Units Outstanding, End of Period	2,576,907	1,574,733	20,290	2,591

	TIAA-CREF Social Choice Equity Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.13 to $24.68	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33
Accumulation Units Outstanding, End of Period	577,944	344,709	130,944	30,163

	TIAA-CREF Real Estate Securities Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$18.59 to $19.00	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05
Accumulation Units Outstanding, End of Period	799,911	289,927	35,961	3,194

See notes to separate account condensed financial information.

60	Prospectus ■ TIAA Access

	TIAA-CREF Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.26 to $30.94	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55
Accumulation Units Outstanding, End of Period	334,774	146,301	6,066	211

	TIAA-CREF Bond Plus Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.74 to $30.41	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18
Accumulation Units Outstanding, End of Period	396,767	152,630	8,205	776

	TIAA-CREF Inflation-Linked Bond Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.82 to $31.52	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72
Accumulation Units Outstanding, End of Period	81,565	45,747	8,923	167

See notes to separate account condensed financial information.

TIAA Access ■ Prospectus	61

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	concluded

	TIAA-CREF Money Market Sub-Account
	For the year ending December 31, 2010	For the year ending December 31, 2009	For the year ending December 31, 2008	For the period February 1, 2007* to December 31, 2007

Accumulation Unit Value, Beginning of Period Lowest to Highest	$26.48 to $26.90	$26.55 to $26.83	$26.02 to $26.15	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.30 to $26.89	$26.48 to $26.90	$26.55 to $26.83	$26.02 to $26.15
Accumulation Units Outstanding, End of Period	87,517	65,693	48,466	168

*	Commencement of operations

62	Prospectus ■ TIAA Access

STATEMENT OF ADDITIONAL INFORMATION

Teachers Insurance and Annuity Association of America

TIAA ACCESS

Individual and Group Variable Annuity Contracts

Funded through

TIAA SEPARATE ACCOUNT VA-3

MAY 1, 2011

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2011 (the “Prospectus”), for the Individual and Group Variable Annuity contracts funded through TIAA Separate Account VA-3. The Prospectus is available without charge by writing Teachers Insurance and Annuity Association of America: 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 518-9161. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Experts	B-3
Additional Information	B-3
Management Related Service Contracts	B-3
Financial Statements	B-3

VARIABLE ANNUITY PAYMENTS

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in the investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

Number of annuity units payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from the investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid under the annuity option chosen.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then current settlement mortality schedules for the separate account. Contractowners bear no mortality risk under their contracts after annuity payments begin—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments. The number of annuity units for the investment account and income change method remains fixed unless there is a transfer of annuity units or you change your income change method. The number of annuity units payable from the investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of the investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to the investment account and income change method.

Calculating annuity unit values. The annuity unit value for the investment account is calculated separately for each income change method for each business day and, as of the date of this prospectus, for the last calendar day of each month (which could fall on a weekend or holiday, and thus on a day that is not a business day). Beginning in or around the fourth quarter of 2011, it is anticipated that, subject to any necessary approvals, such annuity unit valuations will occur only on business days, and thus the last calendar day of each month will not be a valuation day unless it falls on a business day. If the last calendar day of a month does not fall on a business day, the last valuation day for such month shall be deemed to be the last business day of the month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the investment account for the current valuation period relative to the 4%, assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the income change method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those contractowners who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the investment account is greater than a 4% net annual rate of return and decrease if the net performance is less than a 4% net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can modify or stop offering the annual or monthly income change methods.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. Neither TIAA nor

B-2	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent periodic statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Jon Feigelson, Senior Vice President, General Counsel and Head of Corporate Governance of TIAA and CREF. Dechert LLP has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of the TIAA Separate Account VA-3 as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, Massachusetts 02110 and 300 Madison Avenue, New York, New York 10017, respectively, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the documents filed with the SEC.

MANAGEMENT RELATED SERVICE CONTRACTS

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account.

TIAA, on behalf of the separate account, has entered into an agreement whereby JPMorgan Chase Bank, N.A. will provide certain custodial settlement and other associated services to the separate account. JPMorgan Chase Bank, N.A.’s principal business address is 270 Park Avenue, New York, New York.

FINANCIAL STATEMENTS

Audited financial statements for the separate account and TIAA follow. TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-3

B-4	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA Separate Account VA-3 and the Board of Trustees of the Teachers Insurance and Annuity Association of America:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA Separate Account VA-3 at December 31, 2010, the results of its operations for the year then ended and the changes in its net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Teachers Insurance and Annuity Association of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares at December 31, 2010 with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 22, 2011

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-5

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2010

	TIAA-CREF Lifecycle 2010 Sub-Account	TIAA-CREF Lifecycle 2015 Sub-Account	TIAA-CREF Lifecycle 2020 Sub-Account	TIAA-CREF Lifecycle 2025 Sub-Account	TIAA-CREF Lifecycle 2030 Sub-Account

ASSETS
Investments, at cost	$29,235,822	$35,629,830	$35,813,671	$35,624,939	$35,148,301
Shares held in corresponding Funds	3,304,314	4,101,687	4,219,573	4,405,142	4,487,370
Investments, at value	$32,250,105	$39,581,276	$39,663,987	$40,571,359	$40,296,584
Total assets	32,250,105	39,581,276	39,663,987	40,571,359	40,296,584

NET ASSETS
Accumulation fund	$32,250,105	$39,581,276	$39,663,987	$40,571,359	$40,296,584
Annuity fund	—	—	—	—	—
Net Assets	$32,250,105	$39,581,276	$39,663,987	$40,571,359	$40,296,584

UNIT VALUE
Level 1	$27.54	$26.98	$26.22	$25.55	$24.86
Level 2	27.42	26.86	26.10	25.44	24.75
Level 3	27.26	26.70	25.95	25.29	24.60
Level 4	26.94	26.39	25.65	24.99	24.32

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	TIAA-CREF Lifecycle 2010 Sub-Account	TIAA-CREF Lifecycle 2015 Sub-Account	TIAA-CREF Lifecycle 2020 Sub-Account	TIAA-CREF Lifecycle 2025 Sub-Account	TIAA-CREF Lifecycle 2030 Sub-Account

INVESTMENT INCOME
Dividends	$914,129	$1,083,394	$1,023,942	$1,055,976	$983,345

EXPENSES
Administrative expenses	60,450	87,471	68,772	81,711	68,887
Mortality and expense risk charges	17,156	20,881	19,786	21,234	19,372
Total expenses	77,606	108,352	88,558	102,945	88,259
Net investment income (loss)	836,523	975,042	935,384	953,031	895,086

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(101,220)	154,405	205,117	50,922	(39,777)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(101,220)	154,405	205,117	50,922	(39,777)
Net change in unrealized appreciation (depreciation) on investments	2,183,610	2,624,401	2,845,891	3,430,577	3,709,625
Net realized and unrealized gain (loss) on investments	2,082,390	2,778,806	3,051,008	3,481,499	3,669,848
Net increase (decrease) in net assets resulting from operations	$2,918,913	$3,753,848	$3,986,392	$4,434,530	$4,564,934

B-6	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

	TIAA-CREF Lifecycle 2035 Sub-Account	TIAA-CREF Lifecycle 2040 Sub-Account	TIAA-CREF Lifecycle 2045 Sub-Account	TIAA-CREF Lifecycle 2050 Sub-Account	TIAA-CREF Lifecycle Retirement Income Sub-Account

ASSETS
Investments, at cost	$31,865,887	$44,590,252	$7,702,282	$5,182,106	$8,504,907
Shares held in corresponding Funds	4,145,054	5,776,045	1,039,068	688,749	933,279
Investments, at value	$37,015,331	$52,042,168	$8,655,439	$5,709,733	$8,996,809
Total assets	37,015,331	52,042,168	8,655,439	5,709,733	8,996,809

NET ASSETS
Accumulation fund	$37,015,331	$52,042,168	$8,655,439	$5,709,733	$5,696,112
Annuity fund	—	—	—	—	3,281,048
Net Assets	$37,015,331	$52,042,168	$8,655,439	$5,709,733	$8,977,160

UNIT VALUE
Level 1	$24.68	$24.82	$23.85	$23.58	$26.91
Level 2	24.57	24.70	23.77	23.50	26.82
Level 3	24.42	24.56	23.67	23.41	26.71
Level 4	24.14	24.27	23.48	23.22	26.50

	TIAA-CREF Lifecycle 2035 Sub-Account	TIAA-CREF Lifecycle 2040 Sub-Account	TIAA-CREF Lifecycle 2045 Sub-Account	TIAA-CREF Lifecycle 2050 Sub-Account	TIAA-CREF Lifecycle Retirement Income Sub-Account

INVESTMENT INCOME
Dividends	$863,175	$1,229,247	$156,277	$103,096	$213,015

EXPENSES
Administrative expenses	53,327	64,661	22,339	15,354	22,827
Mortality and expense risk charges	17,782	25,668	3,215	2,204	4,717
Total expenses	71,109	90,329	25,554	17,558	27,544
Net investment income (loss)	792,066	1,138,918	130,723	85,538	185,471

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	39,009	(266,556)	31,901	83,393	192,444
Capital gain distributions	—	—	—	36,434	—
Net realized gain (loss)	39,009	(266,556)	31,901	119,827	192,444
Net change in unrealized appreciation (depreciation) on investments	3,549,330	5,418,882	740,858	390,122	311,344
Net realized and unrealized gain (loss) on investments	3,588,339	5,152,326	772,759	509,949	503,788
Net increase (decrease) in net assets resulting from operations	$4,380,405	$6,291,244	$903,482	$595,487	$689,259

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-7

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2010

	TIAA-CREF Growth & Income Sub-Account	TIAA-CREF International Equity Sub-Account	TIAA-CREF Large-Cap Growth Sub-Account	TIAA-CREF Large-Cap Value Sub-Account	TIAA-CREF Mid-Cap Growth Sub-Account

ASSETS
Investments, at cost	$50,295,539	$85,674,906	$8,202,993	$67,181,726	$53,711,213
Shares held in corresponding Funds	6,755,880	9,917,122	929,207	6,002,840	3,496,348
Investments, at value	$61,343,390	$98,278,675	$9,570,830	$78,457,129	$66,990,024
Total assets	61,343,390	98,278,675	9,570,830	78,457,129	66,990,024

NET ASSETS
Accumulation fund	$61,343,390	$98,278,675	$9,570,830	$78,457,129	$66,990,024
Annuity fund	—	—	—	—	—
Net Assets	$61,343,390	$98,278,675	$9,570,830	$78,457,129	$66,990,024

UNIT VALUE
Level 1	$27.26	$23.01	$26.75	$22.69	$28.91
Level 2	27.13	22.91	26.63	22.59	28.77
Level 3	26.98	22.77	26.47	22.45	28.60
Level 4	26.66	22.51	26.16	22.19	28.27

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	TIAA-CREF Growth & Income Sub-Account	TIAA-CREF International Equity Sub-Account	TIAA-CREF Large-Cap Growth Sub-Account	TIAA-CREF Large-Cap Value Sub-Account	TIAA-CREF Mid-Cap Growth Sub-Account

INVESTMENT INCOME
Dividends	$666,874	$789,201	$28,845	$933,954	$—

EXPENSES
Administrative expenses	133,936	204,327	42,951	166,874	101,542
Mortality and expense risk charges	36,917	46,969	4,498	36,778	28,894
Total expenses	170,853	251,296	47,449	203,652	130,436
Net investment income (loss)	496,021	537,905	(18,604)	730,302	(130,436)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(143,778)	(2,768,344)	179,126	(40,869)	2,813,412
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(143,778)	(2,768,344)	179,126	(40,869)	2,813,412
Net change in unrealized appreciation (depreciation) on investments	6,412,803	16,819,508	764,185	9,026,027	8,360,310
Net realized and unrealized gain (loss) on investments	6,269,025	14,051,164	943,311	8,985,158	11,173,722
Net increase (decrease) in net assets resulting from operations	$6,765,046	$14,589,069	$924,707	$9,715,460	$11,043,286

B-8	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Mid-Cap Value Sub-Account	TIAA-CREF Small-Cap Equity Sub-Account	TIAA-CREF Large-Cap Growth Index Sub-Account	TIAA-CREF Large-Cap Value Index Sub-Account	TIAA-CREF Equity Index Sub-Account

ASSETS
Investments, at cost	$122,721,046	$36,659,783	$18,094,843	$17,406,529	$17,520,137
Shares held in corresponding Funds	8,667,012	3,028,410	1,771,645	1,714,328	2,314,176
Investments, at value	$147,859,232	$43,790,804	$22,464,457	$20,777,653	$22,077,242
Total assets	147,859,232	43,790,804	22,464,457	20,777,653	22,077,242

NET ASSETS
Accumulation fund	$147,859,232	$43,790,804	$22,464,457	$20,777,653	$22,077,242
Annuity fund	—	—	—	—	—
Net Assets	$147,859,232	$43,790,804	$22,464,457	$20,777,653	$22,077,242

UNIT VALUE
Level 1	$25.39	$24.88	$26.56	$21.34	$24.10
Level 2	25.27	24.77	26.44	21.25	23.99
Level 3	25.13	24.62	26.29	21.12	23.85
Level 4	24.83	24.33	—	—	23.57

	TIAA-CREF Mid-Cap Value Sub-Account	TIAA-CREF Small-Cap Equity Sub-Account	TIAA-CREF Large-Cap Growth Index Sub-Account	TIAA-CREF Large-Cap Value Index Sub-Account	TIAA-CREF Equity Index Sub-Account

INVESTMENT INCOME
Dividends	$2,018,963	$207,018	$272,347	$388,594	$353,883

EXPENSES
Administrative expenses	252,525	60,136	15,577	15,191	34,886
Mortality and expense risk charges	72,865	17,504	12,352	11,541	13,004
Total expenses	325,390	77,640	27,929	26,732	47,890
Net investment income (loss)	1,693,573	129,378	244,418	361,862	305,993

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(169,752)	305,330	(317,480)	(425,634)	(704,991)
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(169,752)	305,330	(317,480)	(425,634)	(704,991)
Net change in unrealized appreciation (depreciation) on investments	20,775,691	6,197,314	3,003,537	2,568,701	3,429,401
Net realized and unrealized gain (loss) on investments	20,605,939	6,502,644	2,686,057	2,143,067	2,724,410
Net increase (decrease) in net assets resulting from operations	$22,299,512	$6,632,022	$2,930,475	$2,504,929	$3,030,403

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2010

	TIAA-CREF S&P 500 Index Sub-Account	TIAA-CREF Small-Cap Blend Index Sub-Account	TIAA-CREF International Equity Index Sub-Account	TIAA-CREF Social Choice Equity Sub-Account	TIAA-CREF Real Estate Securities Sub-Account

ASSETS
Investments, at cost	$18,652,501	$51,838,313	$67,473,566	$12,000,414	$12,561,214
Shares held in corresponding Funds	1,639,768	4,763,777	4,396,494	1,311,123	1,474,629
Investments, at value	$23,120,733	$65,692,482	$72,454,218	$14,094,571	$14,893,753
Total assets	23,120,733	65,692,482	72,454,218	14,094,571	14,893,753

NET ASSETS
Accumulation fund	$23,120,733	$65,692,482	$72,454,218	$14,094,571	$14,893,753
Annuity fund	—	—	—	—	—
Net Assets	$23,120,733	$65,692,482	$72,454,218	$14,094,571	$14,893,753

UNIT VALUE
Level 1	$23.61	$25.69	$21.94	$24.68	$19.00
Level 2	23.50	25.57	21.84	24.56	18.92
Level 3	23.37	25.42	21.72	24.42	18.81
Level 4	—	25.12	—	24.13	18.59

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	TIAA-CREF S&P 500 Index Sub-Account	TIAA-CREF Small-Cap Blend Index Sub-Account	TIAA-CREF International Equity Index Sub-Account	TIAA-CREF Social Choice Equity Sub-Account	TIAA-CREF Real Estate Securities Sub-Account

INVESTMENT INCOME
Dividends	$479,040	$706,477	$1,469,751	$208,170	$207,098

EXPENSES
Administrative expenses	17,130	124,285	57,064	37,838	58,765
Mortality and expense risk charges	13,339	32,305	37,649	6,990	6,390
Total expenses	30,469	156,590	94,713	44,828	65,155
Net investment income (loss)	448,571	549,887	1,375,038	163,342	141,943

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,094,501	136,167	(1,029,348)	120,441	513,867
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	1,094,501	136,167	(1,029,348)	120,441	513,867
Net change in unrealized appreciation (depreciation) on investments	1,320,152	10,816,186	4,909,475	1,415,978	1,569,260
Net realized and unrealized gain (loss) on investments	2,414,653	10,952,353	3,880,127	1,536,419	2,083,127
Net increase (decrease) in net assets resulting from operations	$2,863,224	$11,502,240	$5,255,165	$1,699,761	$2,225,070

B-10	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Bond Sub-Account	TIAA-CREF Bond Plus Sub-Account	TIAA-CREF Short-Term Bond Sub-Account	TIAA-CREF High-Yield Sub-Account	TIAA-CREF Inflation-Linked Bond Sub-Account

ASSETS
Investments, at cost	$10,087,163	$11,731,575	$7,581,853	$1,751,103	$2,454,012
Shares held in corresponding Funds	976,608	1,162,773	743,669	186,649	227,512
Investments, at value	$10,137,195	$11,813,772	$7,674,666	$1,831,024	$2,516,281
Total assets	10,137,195	11,813,772	7,674,666	1,831,024	2,516,281

NET ASSETS
Accumulation fund	$10,137,195	$11,813,772	$7,674,666	$1,831,024	$2,516,281
Annuity fund	—	—	—	—	—
Net Assets	$10,137,195	$11,813,772	$7,674,666	$1,831,024	$2,516,281

UNIT VALUE
Level 1	$30.94	$30.41	$29.65	$33.34	$31.52
Level 2	30.80	30.27	29.51	33.18	31.37
Level 3	30.62	30.09	29.34	32.99	31.19
Level 4	30.26	29.74	—	—	30.82

	TIAA-CREF Bond Sub-Account	TIAA-CREF Bond Plus Sub-Account	TIAA-CREF Short-Term Bond Sub-Account	TIAA-CREF High-Yield Sub-Account	TIAA-CREF Inflation-Linked Bond Sub-Account

INVESTMENT INCOME
Dividends	$309,900	$333,458	$147,003	$90,362	$44,822

EXPENSES
Administrative expenses	48,983	53,884	8,608	2,803	14,007
Mortality and expense risk charges	5,048	5,663	4,185	849	1,441
Total expenses	54,031	59,547	12,793	3,652	15,448
Net investment income (loss)	255,869	273,911	134,210	86,710	29,374

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	44,741	184,054	47,192	47,985	52,711
Capital gain distributions	23,914	—	—	—	—
Net realized gain (loss)	68,655	184,054	47,192	47,985	52,711
Net change in unrealized appreciation (depreciation) on investments	16,818	(5,333)	53,314	25,675	12,496
Net realized and unrealized gain (loss) on investments	85,473	178,721	100,506	73,660	65,207
Net increase (decrease) in net assets resulting from operations	$341,342	$452,632	$234,716	$160,370	$94,581

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

concluded

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2010

	TIAA-CREF Money Market Sub-Account	American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account	Western Asset Core Plus Bond Portfolio (Institutional Class) Sub-Account	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account

ASSETS
Investments, at cost	$2,303,636	$4,312,479	$41,281,107	$20,567,467	$10,982,114
Shares held in corresponding Funds	2,303,636	185,626	1,151,647	1,943,624	834,660
Investments, at value	$2,303,636	$5,049,035	$47,574,549	$20,952,262	$13,671,730
Total assets	2,303,636	5,049,035	47,574,549	20,952,262	13,671,730

NET ASSETS
Accumulation fund	$2,303,636	$5,049,035	$47,574,549	$20,952,262	$13,671,730
Annuity fund	—	—	—	—	—
Net Assets	$2,303,636	$5,049,035	$47,574,549	$20,952,262	$13,671,730

UNIT VALUE
Level 1	$26.89	$23.08	$26.78	$32.53	$27.98
Level 2	26.77	22.98	26.66	32.38	27.85
Level 3	26.61	22.84	26.50	32.19	27.69
Level 4	26.30	—	—	—	—

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR ENDED DECEMBER 31, 2010

	TIAA-CREF Money Market Sub-Account	American Funds Washington Mutual Investors (Class R-5) Sub-Account	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account	Western Asset Core Plus Bond Portfolio (Institutional Class) Sub-Account	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account

INVESTMENT INCOME
Dividends	$2,158	$128,258	$771,958	$952,411	$32,788

EXPENSES
Administrative expenses	13,556	3,475	30,761	14,872	10,411
Mortality and expense risk charges	1,399	3,013	26,825	12,788	8,217
Total expenses	14,955	6,488	57,586	27,660	18,628
Net investment income (loss)	(12,797)	121,770	714,372	924,751	14,160

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	—	177,050	(835,519)	1,119,526	1,227,605
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	—	177,050	(835,519)	1,119,526	1,227,605
Net change in unrealized appreciation (depreciation) on investments	—	266,097	4,252,510	(260,011)	521,893
Net realized and unrealized gain (loss) on investments	—	443,147	3,416,991	859,515	1,749,498
Net increase (decrease) in net assets resulting from operations	$(12,797)	$564,917	$4,131,363	$1,784,266	$1,763,658

B-12	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Lifecycle 2010 Sub-Account		TIAA-CREF Lifecycle 2015 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$836,523	$442,230	$975,042	$467,707
Net realized gain (loss)	(101,220)	(1,045,217)	154,405	(536,834)
Net change in unrealized appreciation (depreciation) on investments	2,183,610	3,303,074	2,624,401	3,179,033
Net increase (decrease) in net assets resulting from operations	2,918,913	2,700,087	3,753,848	3,109,906

FROM CONTRACTOWNER TRANSACTIONS
Premiums	14,492,514	12,575,354	18,314,261	14,617,367
Net contractowner transfers between Sub-Accounts	(772,039)	(1,498,509)	(243,548)	(344,887)
Withdrawals and contract benefits	(4,912,909)	(3,156,388)	(5,274,150)	(1,685,674)
Net increase (decrease) in net assets resulting from contractowner transactions	8,807,566	7,920,457	12,796,563	12,586,806
Net increase (decrease) in net assets	11,726,479	10,620,544	16,550,411	15,696,712

NET ASSETS
Beginning of year	20,523,626	9,903,082	23,030,865	7,334,153
End of year	$32,250,105	$20,523,626	$39,581,276	$23,030,865

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	834,738	479,003	965,016	371,431
Units purchased	570,101	585,144	732,665	689,155
Units sold/transferred	(226,136)	(229,409)	(218,175)	(95,570)
End of year	1,178,703	834,738	1,479,506	965,016

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-13

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Lifecycle 2020 Sub-Account		TIAA-CREF Lifecycle 2025 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$935,384	$404,987	$953,031	$408,400
Net realized gain (loss)	205,117	(240,011)	50,922	(397,090)
Net change in unrealized appreciation (depreciation) on investments	2,845,891	2,822,189	3,430,577	3,387,203
Net increase (decrease) in net assets resulting from operations	3,986,392	2,987,165	4,434,530	3,398,513

FROM CONTRACTOWNER TRANSACTIONS
Premiums	19,304,864	12,572,434	18,324,762	14,284,229
Net contractowner transfers between Sub-Accounts	37,928	(238,270)	(663,847)	496,793
Withdrawals and contract benefits	(4,673,964)	(955,989)	(3,966,543)	(1,418,440)
Net increase (decrease) in net assets resulting from contractowner transactions	14,668,828	11,378,175	13,694,372	13,362,582
Net increase (decrease) in net assets	18,655,220	14,365,340	18,128,902	16,761,095

NET ASSETS
Beginning of year	21,008,767	6,643,427	22,442,457	5,681,362
End of year	$39,663,987	$21,008,767	$40,571,359	$22,442,457

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	910,255	353,430	1,003,532	316,684
Units purchased	800,957	613,748	818,183	734,793
Units sold/transferred	(188,682)	(56,923)	(221,978)	(47,945)
End of year	1,522,530	910,255	1,599,737	1,003,532

B-14	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2030 Sub-Account		TIAA-CREF Lifecycle 2035 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$895,086	$335,100	$792,066	$291,110
Net realized gain (loss)	(39,777)	(269,854)	39,009	(227,476)
Net change in unrealized appreciation (depreciation) on investments	3,709,625	3,065,035	3,549,330	3,049,630
Net increase (decrease) in net assets resulting from operations	4,564,934	3,130,281	4,380,405	3,113,264

FROM CONTRACTOWNER TRANSACTIONS
Premiums	19,374,192	11,441,131	16,816,707	10,703,855
Net contractowner transfers between Sub-Accounts	(168,911)	262,846	(176,807)	186,190
Withdrawals and contract benefits	(2,882,821)	(1,020,049)	(1,890,010)	(880,781)
Net increase (decrease) in net assets resulting from contractowner transactions	16,322,460	10,683,928	14,749,890	10,009,264
Net increase (decrease) in net assets	20,887,394	13,814,209	19,130,295	13,122,528

NET ASSETS
Beginning of year	19,409,190	5,594,981	17,885,036	4,762,508
End of year	$40,296,584	$19,409,190	$37,015,331	$17,885,036

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	897,337	327,043	836,039	285,180
Units purchased	877,937	610,496	769,153	592,113
Units sold/transferred	(142,591)	(40,202)	(97,035)	(41,254)
End of year	1,632,683	897,337	1,508,157	836,039

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-15

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Lifecycle 2040 Sub-Account		TIAA-CREF Lifecycle 2045 Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$1,138,918	$447,728	$130,723	$24,945
Net realized gain (loss)	(266,556)	(207,469)	31,901	4,074
Net change in unrealized appreciation (depreciation) on investments	5,418,882	4,385,210	740,858	212,783
Net increase (decrease) in net assets resulting from operations	6,291,244	4,625,469	903,482	241,802

FROM CONTRACTOWNER TRANSACTIONS
Premiums	22,542,507	16,016,661	5,822,427	1,950,764
Net contractowner transfers between Sub-Accounts	(144,426)	132,926	85,132	11,119

Withdrawals and contract benefits	(3,225,635)	(1,248,400)	(332,575)	(66,546)
Net increase (decrease) in net assets resulting from contractowner transactions	19,172,446	14,901,187	5,574,984	1,895,337
Net increase (decrease) in net assets	25,463,690	19,526,656	6,478,466	2,137,139

NET ASSETS
Beginning of year	26,578,478	7,051,822	2,176,973	39,834
End of year	$52,042,168	$26,578,478	$8,655,439	$2,176,973

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,236,735	420,584	105,802	2,483
Units purchased	1,003,329	885,797	272,180	106,307
Units sold/transferred	(134,266)	(69,646)	(11,378)	(2,988)
End of year	2,105,798	1,236,735	366,604	105,802

B-16	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2050 Sub-Account		TIAA-CREF Lifecycle Retirement Income Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$85,538	$19,745	$185,471	$45,710
Net realized gain (loss)	119,827	25,908	192,444	24,108
Net change in unrealized appreciation (depreciation) on investments	390,122	137,446	311,344	180,406
Net increase (decrease) in net assets resulting from operations	595,487	183,099	689,259	250,224

FROM CONTRACTOWNER TRANSACTIONS
Premiums	3,806,230	1,527,894	5,595,031	4,140,505
Net contractowner transfers between Sub-Accounts	197,313	49,285	469,437	22,063
Annuity payments	—	—	(223,974)	(69,683)
Withdrawals and contract benefits	(511,060)	(156,854)	(1,638,502)	(274,359)
Net increase (decrease) in net assets resulting from contractowner transactions	3,492,483	1,420,325	4,201,992	3,818,526
Net increase (decrease) in net assets	4,087,970	1,603,424	4,891,251	4,068,750

NET ASSETS
Beginning of year	1,621,763	18,339	4,085,909	17,159
End of year	$5,709,733	$1,621,763	$8,977,160	$4,085,909

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	79,674	1,154	61,844	821
Units purchased	179,605	84,436	222,002	67,425
Units sold/transferred	(14,630)	(5,916)	(70,536)	(6,402)
End of year	244,649	79,674	213,310	61,844

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-17

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Growth & Income Sub-Account		TIAA-CREF International Equity Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$496,021	$305,560	$537,905	$588,326
Net realized gain (loss)	(143,778)	(341,868)	(2,768,344)	(2,502,848)
Net change in unrealized appreciation (depreciation) on investments	6,412,803	6,883,832	16,819,508	12,282,545
Net increase (decrease) in net assets resulting from operations	6,765,046	6,847,524	14,589,069	10,368,023

FROM CONTRACTOWNER TRANSACTIONS
Premiums	19,329,290	30,135,739	40,272,725	25,551,258
Net contractowner transfers between Sub-Accounts	(1,449,498)	1,044,511	420,126	(567,529)
Withdrawals and contract benefits	(8,716,800)	(2,637,348)	(9,178,371)	(4,480,629)
Net increase (decrease) in net assets resulting from contractowner transactions	9,162,992	28,542,902	31,514,480	20,503,100
Net increase (decrease) in net assets	15,928,038	35,390,426	46,103,549	30,871,123

NET ASSETS
Beginning of year	45,415,352	10,024,926	52,175,126	21,304,003
End of year	$61,343,390	$45,415,352	$98,278,675	$52,175,126

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,890,968	527,232	2,728,912	1,461,156
Units purchased	785,075	1,439,743	2,015,965	1,576,006
Units sold/transferred	(410,439)	(76,007)	(435,139)	(308,250)
End of year	2,265,604	1,890,968	4,309,738	2,728,912

B-18	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Large-Cap Growth Sub-Account		TIAA-CREF Large-Cap Value Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(18,604)	$7,709	$730,302	$309,007
Net realized gain (loss)	179,126	(24,846)	(40,869)	(1,127,533)
Net change in unrealized appreciation (depreciation) on investments	764,185	763,508	9,026,027	5,594,904
Net increase (decrease) in net assets resulting from operations	924,707	746,371	9,715,460	4,776,378

FROM CONTRACTOWNER TRANSACTIONS
Premiums	5,259,349	3,970,237	46,131,612	21,244,466
Net contractowner transfers between Sub-Accounts	(247,623)	34,310	1,675,932	677,257
Withdrawals and contract benefits	(1,083,329)	(487,053)	(10,109,215)	(4,075,202)
Net increase (decrease) in net assets resulting from contractowner transactions	3,928,397	3,517,494	37,698,329	17,846,521
Net increase (decrease) in net assets	4,853,104	4,263,865	47,413,789	22,622,899

NET ASSETS
Beginning of year	4,717,726	453,861	31,043,340	8,420,441
End of year	$9,570,830	$4,717,726	$78,457,129	$31,043,340

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	202,307	25,965	1,623,395	572,335
Units purchased	217,805	199,047	2,284,010	1,249,098
Units sold/transferred	(54,640)	(22,705)	(417,313)	(198,038)
End of year	365,472	202,307	3,490,092	1,623,395

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-19

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Mid-Cap Growth Sub-Account		TIAA-CREF Mid-Cap Value Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(130,436)	$5,902	$1,693,573	$831,336
Net realized gain (loss)	2,813,412	(1,197,841)	(169,752)	(939,173)
Net change in unrealized appreciation (depreciation) on investments	8,360,310	7,369,542	20,775,691	15,324,745
Net increase (decrease) in net assets resulting from operations	11,043,286	6,177,603	22,299,512	15,216,908

FROM CONTRACTOWNER TRANSACTIONS
Premiums	38,433,520	25,480,557	64,870,413	41,205,925
Net contractowner transfers between Sub-Accounts	2,371,564	2,169,634	159,473	47,324
Withdrawals and contract benefits	(15,060,273)	(8,078,867)	(13,157,848)	(5,991,330)
Net increase (decrease) in net assets resulting from contractowner transactions	25,744,811	19,571,324	51,872,038	35,261,919
Net increase (decrease) in net assets	36,788,097	25,748,927	74,171,550	50,478,827

NET ASSETS
Beginning of year	30,201,927	4,453,000	73,687,682	23,208,855
End of year	$66,990,024	$30,201,927	$147,859,232	$73,687,682

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,346,046	289,932	3,525,572	1,517,415
Units purchased	1,461,394	1,375,260	2,918,801	2,345,775
Units sold/transferred	(475,926)	(319,146)	(584,589)	(337,618)
End of year	2,331,514	1,346,046	5,859,784	3,525,572

B-20	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Small-Cap Equity Sub-Account		TIAA-CREF Large-Cap Growth Index Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$129,378	$66,986	$244,418	$178,507
Net realized gain (loss)	305,330	(424,084)	(317,480)	(1,097,892)
Net change in unrealized appreciation (depreciation) on investments	6,197,314	3,226,177	3,003,537	5,058,325
Net increase (decrease) in net assets resulting from operations	6,632,022	2,869,079	2,930,475	4,138,940

FROM CONTRACTOWNER TRANSACTIONS
Premiums	24,367,485	7,554,071	7,728,398	7,726,964
Net contractowner transfers between Sub-Accounts	3,571,305	(303,951)	(390,500)	(643,836)
Withdrawals and contract benefits	(5,821,416)	(1,448,622)	(3,691,981)	(3,853,818)
Net increase (decrease) in net assets resulting from contractowner transactions	22,117,374	5,801,498	3,645,917	3,229,310
Net increase (decrease) in net assets	28,749,396	8,670,577	6,576,392	7,368,250

NET ASSETS
Beginning of year	15,041,408	6,370,831	15,888,065	8,519,815
End of year	$43,790,804	$15,041,408	$22,464,457	$15,888,065

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	772,413	413,098	696,021	510,599
Units purchased	1,099,437	467,746	312,011	459,656
Units sold/transferred	(100,630)	(108,431)	(162,125)	(274,234)
End of year	1,771,220	772,413	845,907	696,021

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-21

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Large-Cap Value Index Sub-Account		TIAA-CREF Equity Index Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$361,862	$271,603	$305,993	$237,629
Net realized gain (loss)	(425,634)	(1,071,441)	(704,991)	(616,009)
Net change in unrealized appreciation (depreciation) on investments	2,568,701	3,209,136	3,429,401	3,176,558
Net increase (decrease) in net assets resulting from operations	2,504,929	2,409,298	3,030,403	2,798,178

FROM CONTRACTOWNER TRANSACTIONS
Premiums	6,645,300	7,339,741	6,562,579	3,948,077
Net contractowner transfers between Sub-Accounts	(320,838)	(145,573)	(1,240,914)	12,302,998
Withdrawals and contract benefits	(2,438,453)	(2,474,059)	(3,759,109)	(1,787,547)
Net increase (decrease) in net assets resulting from contractowner transactions	3,886,009	4,720,109	1,562,556	14,463,528
Net increase (decrease) in net assets	6,390,938	7,129,407	4,592,959	17,261,706

NET ASSETS
Beginning of year	14,386,715	7,257,308	17,484,283	222,577
End of year	$20,777,653	$14,386,715	$22,077,242	$17,484,283

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	776,798	468,182	848,411	13,859
Units purchased	334,968	480,676	311,295	224,089
Units sold/transferred	(137,903)	(172,060)	(239,583)	610,463
End of year	973,863	776,798	920,123	848,411

B-22	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF S&P 500 Index Sub-Account		TIAA-CREF Small-Cap Blend Index Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$448,571	$301,161	$549,887	$208,718
Net realized gain (loss)	1,094,501	(1,764,257)	136,167	(482,467)
Net change in unrealized appreciation (depreciation) on investments	1,320,152	5,027,283	10,816,186	4,696,296
Net increase (decrease) in net assets resulting from operations	2,863,224	3,564,187	11,502,240	4,422,547

FROM CONTRACTOWNER TRANSACTIONS
Premiums	10,087,443	12,870,227	29,272,691	13,632,915
Net contractowner transfers between Sub-accounts	(625,104)	(363,196)	(278,532)	16,033,070
Withdrawals and contract benefits	(6,884,283)	(6,184,150)	(6,622,146)	(2,594,127)
Net increase (decrease) in net assets resulting from contractowner transactions	2,578,056	6,322,881	22,372,013	27,071,858
Net increase (decrease) in net assets	5,441,280	9,887,068	33,874,253	31,494,405

NET ASSETS
Beginning of year	17,679,453	7,792,385	31,818,229	323,824
End of year	$23,120,733	$17,679,453	$65,692,482	$31,818,229

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	859,587	477,860	1,574,733	20,290
Units purchased	484,784	796,368	1,308,610	780,169
Units sold/transferred	(364,878)	(414,641)	(306,436)	774,274
End of year	979,493	859,587	2,576,907	1,574,733

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-23

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF International Equity Index Sub-Account		TIAA-CREF Social Choice Equity Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$1,375,038	$813,987	$163,342	$95,747
Net realized gain (loss)	(1,029,348)	(1,197,962)	120,441	(144,103)
Net change in unrealized appreciation (depreciation) on investments	4,909,475	7,681,603	1,415,978	1,443,943
Net increase (decrease) in net assets resulting from operations	5,255,165	7,297,628	1,699,761	1,395,587

FROM CONTRACTOWNER TRANSACTIONS
Premiums	30,840,363	23,920,928	6,874,976	4,493,977
Net contractowner transfers between Sub-Accounts	366,567	543,809	(108,118)	(37,003)
Withdrawals and contract benefits	(7,259,996)	(3,484,445)	(1,673,960)	(662,568)
Net increase (decrease) in net assets resulting from contractowner transactions	23,946,934	20,980,292	5,092,898	3,794,406
Net increase (decrease) in net assets	29,202,099	28,277,920	6,792,659	5,189,993

NET ASSETS
Beginning of year	43,252,119	14,974,199	7,301,912	2,111,919
End of year	$72,454,218	$43,252,119	$14,094,571	$7,301,912

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,119,117	948,148	344,709	130,944
Units purchased	1,526,208	1,334,050	314,977	253,205
Units sold/transferred	(340,540)	(163,081)	(81,742)	(39,440)
End of year	3,304,785	2,119,117	577,944	344,709

B-24	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Real Estate Securities Sub-Account		TIAA-CREF Bond Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$141,943	$48,110	$255,869	$48,825
Net realized gain (loss)	513,867	(90,191)	68,655	4,330
Net change in unrealized appreciation (depreciation) on investments	1,569,260	875,045	16,818	29,596
Net increase (decrease) in net assets resulting from operations	2,225,070	832,964	341,342	82,751

FROM CONTRACTOWNER TRANSACTIONS
Premiums	10,943,726	3,264,706	6,295,096	4,141,500
Net contractowner transfers between Sub-Accounts	391,453	68,148	250,717	13,906
Withdrawals and contract benefits	(2,815,524)	(433,643)	(922,944)	(228,978)
Net increase (decrease) in net assets resulting from contractowner transactions	8,519,655	2,899,211	5,622,869	3,926,428
Net increase (decrease) in net assets	10,744,725	3,732,175	5,964,211	4,009,179

NET ASSETS
Beginning of year	4,149,028	416,853	4,172,984	163,805
End of year	$14,893,753	$4,149,028	$10,137,195	$4,172,984

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	289,927	35,961	146,301	6,066
Units purchased	654,793	285,909	211,012	147,934
Units sold/transferred	(144,809)	(31,943)	(22,539)	(7,699)
End of year	799,911	289,927	334,774	146,301

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-25

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Bond Plus Sub-Account		TIAA-CREF Short-Term Bond Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$273,911	$80,033	$134,210	$98,388
Net realized gain (loss)	184,054	5,052	47,192	5,167
Net change in unrealized appreciation (depreciation) on investments	(5,333)	89,240	53,314	57,351
Net increase (decrease) in net assets resulting from operations	452,632	174,325	234,716	160,906

FROM CONTRACTOWNER TRANSACTIONS
Premiums	9,629,882	4,103,196	5,141,758	2,966,261
Net contractowner transfers between Sub-Accounts	316,366	(8,733)	(202,374)	162,189
Withdrawals and contract benefits	(2,803,497)	(257,941)	(1,855,541)	(1,051,167)
Net increase (decrease) in net assets resulting from contractowner transactions	7,142,751	3,836,522	3,083,843	2,077,283
Net increase (decrease) in net assets	7,595,383	4,010,847	3,318,559	2,238,189

NET ASSETS
Beginning of year	4,218,389	207,542	4,356,107	2,117,918
End of year	$11,813,772	$4,218,389	$7,674,666	$4,356,107

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	152,630	8,205	153,999	78,785
Units purchased	329,171	154,459	175,995	107,389
Units sold/transferred	(85,034)	(10,034)	(70,447)	(32,175)
End of year	396,767	152,630	259,547	153,999

B-26	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF High-Yield Sub-Account		TIAA-CREF Inflation-Linked Bond Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$86,710	$38,776	$29,374	$3,067
Net realized gain (loss)	47,985	23,556	52,711	14,480
Net change in unrealized appreciation (depreciation) on investments	25,675	79,308	12,496	51,567
Net increase (decrease) in net assets resulting from operations	160,370	141,640	94,581	69,114

FROM CONTRACTOWNER TRANSACTIONS
Premiums	1,118,763	723,710	1,710,647	1,306,727
Net contractowner transfers between Sub-Accounts	(41,327)	46,211	(47,107)	(96,739)
Withdrawals and contract benefits	(274,462)	(129,998)	(581,827)	(179,508)
Net increase (decrease) in net assets resulting from contractowner transactions	802,974	639,923	1,081,713	1,030,480
Net increase (decrease) in net assets	963,344	781,563	1,176,294	1,099,594

NET ASSETS
Beginning of year	867,680	86,117	1,339,987	240,393
End of year	$1,831,024	$867,680	$2,516,281	$1,339,987

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	29,890	4,179	45,747	8,923
Units purchased	35,217	29,135	56,739	46,745
Units sold/transferred	(9,902)	(3,424)	(20,921)	(9,921)
End of year	55,205	29,890	81,565	45,747

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-27

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Money Market Sub-Account		American Funds Washington Mutual Investors (Class R-5) Sub-Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$(12,797)	$(5,782)	$121,770	$75,174
Net realized gain (loss)	—	—	177,050	(144,653)
Net change in unrealized appreciation (depreciation) on investments	—	—	266,097	664,353
Net increase (decrease) in net assets resulting from operations	(12,797)	(5,782)	564,917	594,874

FROM CONTRACTOWNER TRANSACTIONS
Premiums	1,378,243	2,584,560	2,254,286	2,378,210
Net contractowner transfers between Sub-Accounts	428,161	(530,921)	(266,971)	216,392
Withdrawals and contract benefits	(1,229,362)	(1,596,386)	(1,145,912)	(325,131)
Net increase (decrease) in net assets resulting from contractowner transactions	577,042	457,253	841,403	2,269,471
Net increase (decrease) in net assets	564,245	451,471	1,406,320	2,864,345

NET ASSETS
Beginning of year	1,739,391	1,287,920	3,642,715	778,370
End of year	$2,303,636	$1,739,391	$5,049,035	$3,642,715

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	65,693	48,466	179,086	45,591
Units purchased	52,975	97,413	105,871	139,942
Units sold/transferred	(31,151)	(80,186)	(66,208)	(6,447)
End of year	87,517	65,693	218,749	179,086

B-28	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account		Western Asset Core Plus Bond Portfolio (Institutional Class) Sub Account
	For the year ended December 31, 2010	For the year ended December 31, 2009	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$714,372	$563,381	$924,751	$430,796
Net realized gain (loss)	(835,519)	(280,537)	1,119,526	38,938
Net change in unrealized appreciation (depreciation) on investments	4,252,510	6,901,649	(260,011)	1,039,300
Net increase (decrease) in net assets resulting from operations	4,131,363	7,184,493	1,784,266	1,509,034

FROM CONTRACTOWNER TRANSACTIONS
Premiums	18,419,226	16,039,888	17,941,190	9,972,713
Net contractowner transfers between Sub-Accounts	(1,072,933)	653,831	(539,995)	(1,034,317)
Withdrawals and contract benefits	(6,875,155)	(2,679,753)	(9,665,524)	(2,912,190)
Net increase (decrease) in net assets resulting from contractowner transactions	10,471,138	14,013,966	7,735,671	6,026,206
Net increase (decrease) in net assets	14,602,501	21,198,459	9,519,937	7,535,240

NET ASSETS
Beginning of year	32,972,048	11,773,589	11,432,325	3,897,085
End of year	$47,574,549	$32,972,048	$20,952,262	$11,432,325

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,348,741	670,715	393,180	168,312
Units purchased	750,694	775,997	585,039	371,684
Units sold/transferred	(322,996)	(97,971)	(333,636)	(146,816)
End of year	1,776,439	1,348,741	644,583	393,180

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-29

STATEMENT OF CHANGES IN NET ASSETS

concluded

TIAA SEPARATE ACCOUNT VA-3

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub Account
	For the year ended December 31, 2010	For the year ended December 31, 2009

FROM OPERATIONS
Net investment income (loss)	$14,160	$4,057
Net realized gain (loss)	1,227,605	(299,167)
Net change in unrealized appreciation (depreciation) on investments	521,893	3,182,606
Net increase (decrease) in net assets resulting from operations	1,763,658	2,887,496

FROM CONTRACTOWNER TRANSACTIONS
Premiums	5,175,145	9,087,859
Net contractowner transfers between Sub-Accounts	(1,740,065)	438,566
Withdrawals and contract benefits	(3,960,434)	(2,344,525)
Net increase (decrease) in net assets resulting from contractowner transactions	(525,354)	7,181,900
Net increase (decrease) in net assets	1,238,304	10,069,396

NET ASSETS
Beginning of year	12,433,426	2,364,030
End of year	$13,671,730	$12,433,426

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	515,974	150,057
Units purchased	225,835	463,275
Units sold/transferred	(253,141)	(97,358)
End of year	488,668	515,974

B-30	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

TIAA SEPARATE ACCOUNT VA-3

Note 1—organization and significant accounting policies

TIAA Separate Account VA-3 (the “Separate Account”) was established on May 17, 2006 as a separate investment account of Teachers Insurance and Annuity Association of America (“TIAA”) under New York law, by resolution of TIAA’s Board of Trustees. The Separate Account is registered with the Securities and Exchange Commission (“Commission”) as an investment company under the Investment Company Act of 1940, as amended, and operates as a unit investment trust. The Separate Account is designed to fund individual and group variable annuity contracts in retirement plans. The Separate Account consists of thirty-five investment accounts (“Sub-Accounts”). The Separate Account may invest in the Institutional Class of the following underlying TIAA-CREF Funds: Lifecycle 2010, Lifecycle 2015, Lifecycle 2020, Lifecycle 2025, Lifecycle 2030, Lifecycle 2035, Lifecycle 2040, Lifecycle 2045, Lifecycle 2050, Lifecycle Retirement Income, the Growth & Income, International Equity, Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Large-Cap Growth Index, Large-Cap Value Index, Equity Index, S&P 500 Index, Small-Cap Blend Index, International Equity Index, Social Choice Equity, Real Estate Securities, Bond, Bond Plus, Short-Term Bond, High-Yield, Inflation-Linked Bond, and Money Market. The Separate Account may also invest in the following non-TIAA-CREF Funds: American Funds Washington Mutual Investors Fund (Class R-5); the American Funds EuroPacific Growth Fund (Class R-5); Western Assets Core Plus Bond Portfolio (Institutional Class); and the T. Rowe Price® Institutional Large-Cap Growth Fund.

The Sub-Accounts commenced operations on February 1, 2007, except for the American Funds Washington Mutual Investors Fund Sub-Account and the American Funds EuroPacific Growth Fund Sub-Account, which commenced operations on August 8, 2007, and the Lifecycle 2045, Lifecycle 2050 and the Lifecycle Retirement Income Sub-Accounts, which commenced operations on May 1, 2008.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Certain other prior year amounts have been reclassified to conform to the current presentation. Net contractowner transfers in the Statement of Changes in Net Assets has been updated to solely reflect transfers between Sub-Accounts. All other transfers have been reclassified amongst Premiums and Withdrawals and contract benefits as appropriate. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the funds based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts.

TIAA-CREF Lifecycle Retirement Income Annuity Fund commenced on May 8, 2009. Participants in any other Sub-Accounts can annuitize by transferring their assets to the TIAA-CREF Lifecycle Retirement Income Sub-Account or into TIAA Traditional Annuity, TIAA Real Estate Account, or one of the College Retirement Equity Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Accounting for investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA Separate Account VA-3 is a separate account of TIAA, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years (2005-2010) and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Account’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-31

NOTES TO FINANCIAL STATEMENTS

TIAA SEPARATE ACCOUNT VA-3

Transfers between levels are recognized at the end of the reporting period. For the period ended December 31, 2010, there were no significant transfers between levels by the Sub-Accounts.

As of December 31, 2010, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

Daily charges are deducted from the net assets of the Separate Account’s Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain mortality risks borne by TIAA. The Separate Account has four pricing levels. The level assigned to a client is based on an economic analysis of the client. The table below shows current and total maximum charges for administrative expense charges and a daily charge for bearing certain mortality and expense risks in connection with the contracts.

SEPARATE ACCOUNT ANNUAL EXPENSES

Accumulation Expenses

(as a percentage of average account value)

	Administrative		Mortality and Expense Risk		Total Separate Account Charges
	Current	Maximum	Current	Maximum	Current	Maximum
Level 1	0.05%	1.50%	0.07%	0.50%	0.12%	2.00%
Level 2	0.25%	1.50%	0.07%	0.50%	0.32%	2.00%
Level 3	0.40%	1.50%	0.07%	0.50%	0.47%	2.00%
Level 4	0.70%	1.50%	0.07%	0.50%	0.77%	2.00%

Prior to May 1, 2010, the Level 1 administrative expense was 0.15%.

Payout Annuity Expenses

(as a percentage of average account value)

	Administrative		Mortality and Expense Risk		Total Separate Account Charges
	Current	Maximum	Current	Maximum	Current	Maximum
Level 1	0.29%	1.50%	0.07%	0.50%	0.36%	2.00%
Level 2	0.29%	1.50%	0.07%	0.50%	0.36%	2.00%
Level 3	0.29%	1.50%	0.07%	0.50%	0.36%	2.00%
Level 4	0.29%	1.50%	0.07%	0.50%	0.36%	2.00%

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the TIAA-CREF Funds, these include management fees paid to Teachers Advisors, Inc (“Advisors”), a wholly-owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser.

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, for distribution services. Services performs all sales and marketing functions relative to the contracts.

TIAA owns less than 1% of the outstanding units of the TIAA-CREF Lifecycle 2010,TIAA-CREF International Equity, TIAA-CREF Large-Cap Growth, TIAA-CREF Large-Cap Growth Index, TIAA-CREF Large-Cap Value Index, TIAA-CREF Equity Index, TIAA-CREF Bond, TIAA-CREF Bond Plus, TIAA-CREF Short-Term Bond, TIAA-CREF High-Yield, TIAA-CREF Inflation-Linked Bond, TIAA-CREF Money Market, American

Funds Washington Mutual Investors (Class R-5), American Funds EuroPacific Growth Fund (Class R-5) and the T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Accounts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2010 were as follows:

Sub-Accounts	Purchases	Sales
TIAA-CREF Lifecycle 2010 Fund	$14,670,249	$5,026,160
TIAA-CREF Lifecycle 2015 Fund	18,088,319	4,316,714
TIAA-CREF Lifecycle 2020 Fund	18,862,451	3,243,229
TIAA-CREF Lifecycle 2025 Fund	17,517,463	2,870,062
TIAA-CREF Lifecycle 2030 Fund	18,847,093	1,629,546
TIAA-CREF Lifecycle 2035 Fund	16,474,872	932,916
TIAA-CREF Lifecycle 2040 Fund	21,877,514	1,566,153
TIAA-CREF Lifecycle 2045 Fund	5,837,420	131,711
TIAA-CREF Lifecycle 2050 Fund	4,019,100	404,646
TIAA-CREF Lifecycle Retirement Income Fund	7,118,645	2,726,390
TIAA-CREF Growth & Income Fund	15,879,976	6,220,967
TIAA-CREF International Equity Fund	36,711,309	4,658,910
TIAA-CREF Large-Cap Growth Fund	4,524,127	614,334
TIAA-CREF Large-Cap Value Fund	42,385,003	3,956,376
TIAA-CREF Mid-Cap Growth Fund	36,282,518	10,668,142
TIAA-CREF Mid-Cap Value Fund	58,388,297	4,822,691
TIAA-CREF Small-Cap Equity Fund	25,263,791	3,017,058
TIAA-CREF Large-Cap Growth Index Fund	6,594,689	2,704,354
TIAA-CREF Large-Cap Value Index Fund	5,940,415	1,692,543
TIAA-CREF Equity Index Fund	5,633,013	3,764,464
TIAA-CREF S&P 500 Index Fund	8,142,244	5,115,618
TIAA-CREF Small-Cap Blend Index Fund	27,134,636	4,212,740
TIAA-CREF International Equity Index Fund	28,020,277	2,698,306
TIAA-CREF Social Choice Equity Fund	6,541,508	1,285,268
TIAA-CREF Real Estate Securities Fund	10,869,567	2,207,969
TIAA-CREF Bond Fund	6,522,543	619,891
TIAA-CREF Bond Plus Fund	9,919,143	2,502,481
TIAA-CREF Short-Term Bond Fund	5,387,799	2,169,747
TIAA-CREF High-Yield Fund	1,440,761	551,077
TIAA-CREF Inflation-Linked Bond Fund	1,673,911	562,824
TIAA-CREF Money Market Fund	1,742,381	1,178,136
American Funds Washington Mutual Investors (Class R-5)	2,126,826	1,163,675
American Funds EuroPacific Growth Fund (Class R-5)	14,196,551	3,011,241
Western Asset Core Plus Bond Portfolio (Institutional Class)	17,386,717	8,726,364
T. Rowe Price® Institutional Large-Cap Growth Fund	4,303,831	4,815,102

B-32	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Note 5—condensed financial information

	TIAA-CREF Lifecycle 2010 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	10.98% to 11.67%	18.61% to 19.26%	(23.92)% to (23.50)%	3.68% to 7.82%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.94 to $27.54	$24.27 to $24.67	$20.46 to $20.68	$26.90 to $27.04
Net Assets, End of Period	$32,250,105	$20,523,626	$9,903,082	$5,989,786
Accumulation Units Outstanding, End of Period	1,178,703	834,738	479,003	221,581
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.73%	3.48%	3.23%	10.83%	(c)

	TIAA-CREF Lifecycle 2015 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	11.83% to 12.52%	20.62% to 21.28%	(27.34)% to (26.94)%	3.58% to 8.02%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.39 to $26.98	$23.60 to $23.98	$19.56 to $19.77	$26.92 to $27.06
Net Assets, End of Period	$39,581,276	$23,030,865	$7,334,153	$5,053,822
Accumulation Units Outstanding, End of Period	1,479,506	965,016	371,431	186,773
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.64%	3.65%	3.44%	9.63%	(c)

	TIAA-CREF Lifecycle 2020 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	12.58% to 13.28%	22.43% to 23.10%	(30.64)% to (30.25)%	3.11% to 7.53%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.65 to $26.22	$22.78 to $23.15	$18.61 to $18.81	$26.83 to $26.96
Net Assets, End of Period	$39,663,987	$21,008,767	$6,643,427	$2,319,478
Accumulation Units Outstanding, End of Period	1,522,530	910,255	353,430	86,027
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.63%	3.51%	3.58%	12.65%	(c)

	TIAA-CREF Lifecycle 2025 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	13.12% to 13.81%	24.44% to 25.12%	(33.80)% to (33.44)%	2.90% to 7.52%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.99 to $25.55	$22.10 to $22.45	$17.76 to $17.94	$26.82 to $26.96
Net Assets, End of Period	$40,571,359	$22,442,457	$5,681,362	$2,751,935
Accumulation Units Outstanding, End of Period	1,599,737	1,003,532	316,684	102,109
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.49%	3.48%	3.18%	8.24%	(c)

See notes to condensed financial information.	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-33

NOTES TO FINANCIAL STATEMENTS TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Lifecycle 2030 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	13.86% to 14.56%	26.03% to 26.73%	(36.88)% to (36.53)%	2.79% to 7.50%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.32 to $24.86	$21.36 to $21.70	$16.95 to $17.13	$26.85 to $26.98
Net Assets, End of Period	$40,296,584	$19,409,190	$5,594,981	$1,965,389
Accumulation Units Outstanding, End of Period	1,632,683	897,337	327,043	72,850
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.56%	3.27%	4.08%	10.05%	(c)

	TIAA-CREF Lifecycle 2035 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	14.38% to 15.08%	27.66% to 28.37%	(38.51)% to (38.17)%	2.76% to 7.66%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.14 to $24.68	$21.10 to $21.45	$16.53 to $16.71	$26.89 to $27.02
Net Assets, End of Period	$37,015,331	$17,885,036	$4,762,508	$1,338,016
Accumulation Units Outstanding, End of Period	1,508,157	836,039	285,180	49,517
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.41%	3.11%	4.45%	10.33%	(c)

	TIAA-CREF Lifecycle 2040 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	14.57% to 15.28%	27.66% to 28.36%	(38.41)% to (38.07)%	2.89% to 7.90%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.27 to $24.82	$21.19 to $21.53	$16.60 to $16.77	$26.95 to $27.08
Net Assets, End of Period	$52,042,168	$26,578,478	$7,051,822	$2,666,120
Accumulation Units Outstanding, End of Period	2,105,798	1,236,735	420,584	98,454
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.36%	3.19%	3.93%	8.88%	(c)

	TIAA-CREF Lifecycle 2045 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the period May 1, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (f)	14.51% to 15.22%	27.59% to 28.29%	(35.71)% to (35.47)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.51 to $20.70	$16.07 to $16.13	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.48 to $23.85	$20.51 to $20.70	$16.07 to $16.13
Net Assets, End of Period	$8,655,439	$2,176,973	$39,834
Accumulation Units Outstanding, End of Period	366,604	105,802	2,483
Ratio of Expenses to Average Net Assets (b)(e)	0.14% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.42%	3.91%	9.50%	(c)

B-34	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to condensed financial information.

continued

	TIAA-CREF Lifecycle 2050 Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the period May 1, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (f)	14.43% to 15.14%	27.37% to 28.07%	(36.26)% to (36.03)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.30 to $20.48	$15.93 to $15.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.22 to $23.58	$20.30 to $20.48	$15.93 to $15.99
Net Assets, End of Period	$5,709,733	$1,621,763	$18,339
Accumulation Units Outstanding, End of Period	244,649	79,674	1,154
Ratio of Expenses to Average Net Assets (b)(e)	0.14% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.29%	4.08%	7.94%	(c)

	TIAA-CREF Lifecycle Retirement Income Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the period May 1, 2008 (commencement of operations) to December 31, 2008

Total Return Lowest to Highest (f)	9.84% to 10.52%	15.43% to 16.07%	(16.40)% to (16.09)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.13 to $24.35	$20.90 to $20.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.91	$24.13 to $24.35	$20.90 to $20.98
Net Assets, End of Period	$8,977,160	$4,085,909	$17,159
Accumulation Units Outstanding, End of Period	213,310	61,844	821
Ratio of Expenses to Average Net Assets (b)(e)	0.14% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	3.17%	2.64%	5.49%	(c)

	TIAA-CREF Growth & Income Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	12.33% to 13.03%	25.97% to 26.67%	(35.47)% to (35.11)%	10.09% to 16.72%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.66 to $27.26	$23.73 to $24.12	$18.84 to $19.04	$29.20 to $29.34
Net Assets, End of Period	$61,343,390	$45,415,352	$10,024,926	$3,161,133
Accumulation Units Outstanding, End of Period	2,265,604	1,890,968	527,232	107,738
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	1.27%	1.61%	2.11%	2.36%	(c)

	TIAA-CREF International Equity Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	19.06% to 19.80%	30.99% to 31.71%	(49.95)% to (49.68)%	5.70% to 15.32%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.51 to $23.01	$18.90 to $19.21	$14.43 to $14.59	$28.84 to $28.98
Net Assets, End of Period	$98,278,675	$52,175,126	$21,304,003	$26,113,779
Accumulation Units Outstanding, End of Period	4,309,738	2,728,912	1,461,156	901,017
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	1.18%	2.14%	3.07%	3.52%	(c)

See notes to condensed financial information.	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-35

NOTES TO FINANCIAL STATEMENTS TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Large-Cap Growth Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	12.30% to 13.00%	33.96% to 34.70%	(41.49)% to (41.17)%	14.46% to 18.92%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.16 to $26.75	$23.30 to $23.67	$17.39 to $17.58	$29.72 to $29.87
Net Assets, End of Period	$9,570,830	$4,717,726	$453,861	$240,471
Accumulation Units Outstanding, End of Period	365,472	202,307	25,965	8,050
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	0.45%	1.07%	1.33%	3.80%	(c)

	TIAA-CREF Large-Cap Value Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	17.27% to 18.00%	29.87% to 30.59%	(40.32)% to (39.99)%	(6.74)% to (2.51)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$22.19 to $22.69	$18.92 to $19.23	$14.57 to $14.72	$24.41 to $24.54
Net Assets, End of Period	$78,457,129	$31,043,340	$8,420,441	$4,568,157
Accumulation Units Outstanding, End of Period	3,490,092	1,623,395	572,335	186,179
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	1.78%	2.28%	3.29%	3.93%	(c)

	TIAA-CREF Mid-Cap Growth Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	27.52% to 28.31%	45.79% to 46.60%	(46.66)% to (46.37)%	9.57% to 13.59%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$28.27 to $28.91	$22.17 to $22.53	$15.21 to $15.37	$28.51 to $28.65
Net Assets, End of Period	$66,990,024	$30,201,927	$4,453,000	$3,809,381
Accumulation Units Outstanding, End of Period	2,331,514	1,346,046	289,932	132,954
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	0.00%	0.38%	0.30%	0.56%	(c)

	TIAA-CREF Mid-Cap Value Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	20.27% to 21.01%	36.34% to 37.09%	(41.05)% to (40.72)%	(3.27)% to 2.46%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.83 to $25.39	$20.65 to $20.98	$15.14 to $15.31	$25.69 to $25.82
Net Assets, End of Period	$147,859,232	$73,687,682	$23,208,855	$8,475,856
Accumulation Units Outstanding, End of Period	5,859,784	3,525,572	1,517,415	328,297
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	1.94%	2.23%	2.65%	3.72%	(c)

B-36	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to condensed financial information.

continued

	TIAA-CREF Small-Cap Equity Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	26.52% to 27.30%	26.00% to 26.69%	(33.27)% to (32.90)%	(10.52)% to (8.95)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.33 to $24.88	$19.23 to $19.54	$15.26 to $15.43	$22.88 to $22.99
Net Assets, End of Period	$43,790,804	$15,041,408	$6,370,831	$2,087,540
Accumulation Units Outstanding, End of Period	1,771,220	772,413	413,098	90,801
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	0.83%	0.98%	0.85%	3.39%	(c)

	TIAA-CREF Large-Cap Growth Index Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	15.98% to 16.34%	36.54% to 36.88%	(38.75)% to (38.60)%	7.99% to 8.23%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$22.67 to $22.83	$16.60 to $16.68	$27.03 to $27.17	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.29 to $26.56	$22.67 to $22.83	$16.60 to $16.68	$27.03 to $27.17
Net Assets, End of Period	$22,464,457	$15,888,065	$8,519,815	$3,899,924
Accumulation Units Outstanding, End of Period	845,907	696,021	510,599	143,561
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	1.54%	1.69%	2.01%	3.41%	(c)

	TIAA-CREF Large-Cap Value Index Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	14.85% to 15.22%	19.21% to 19.51%	(37.14)% to (36.98)%	(2.57)% to (2.34)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$18.39 to $18.52	$15.43 to $15.50	$24.47 to $24.60	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$21.12 to $21.34	$18.39 to $18.52	$15.43 to $15.50	$24.47 to $24.60
Net Assets, End of Period	$20,777,653	$14,386,715	$7,257,308	$1,757,317
Accumulation Units Outstanding, End of Period	973,863	776,798	468,182	71,459
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	2.36%	2.86%	4.87%	6.53%	(c)

	TIAA-CREF Equity Index Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	15.98% to 16.70%	27.36% to 28.06%	(37.71)% to (37.37)%	(0.92)% to 2.42%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.57 to $24.10	$20.32 to $20.65	$15.96 to $16.13	$25.62 to $25.75
Net Assets, End of Period	$22,077,242	$17,484,283	$222,577	$116,994
Accumulation Units Outstanding, End of Period	920,123	848,411	13,859	4,544
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	1.91%	3.03%	3.58%	9.69%	(c)

See notes to condensed financial information.	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-37

NOTES TO FINANCIAL STATEMENTS TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF S&P 500 Index Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	14.39% to 14.75%	25.87% to 26.18%	(37.22)% to (37.06)%	2.84% to 3.07%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.43 to $20.58	$16.23 to $16.31	$25.78 to $25.91	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$23.37 to $23.61	$20.43 to $20.58	$16.23 to $16.31	$25.78 to $25.91
Net Assets, End of Period	$23,120,733	$17,679,453	$7,792,385	$2,668,265
Accumulation Units Outstanding, End of Period	979,493	859,587	477,860	102,984
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	2.52%	2.62%	3.84%	3.66%	(c)

	TIAA-CREF Small-Cap Blend Index Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	25.81% to 26.59%	25.86% to 26.56%	(34.05)% to (33.69)%	(5.75)% to (4.20)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$25.12 to $25.69	$19.97 to $20.29	$15.86 to $16.03	$24.06 to $24.18
Net Assets, End of Period	$65,692,482	$31,818,229	$323,824	$62,606
Accumulation Units Outstanding, End of Period	2,576,907	1,574,733	20,290	2,591
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	1.54%	1.87%	2.90%	4.56%	(c)

	TIAA-CREF International Equity Index Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	7.12% to 7.46%	28.98% to 29.30%	(42.45)% to (42.30)%	8.67% to 8.91%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.27 to $20.42	$15.72 to $15.79	$27.23 to $27.37	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$21.72 to $21.94	$20.27 to $20.42	$15.72 to $15.79	$27.23 to $27.37
Net Assets, End of Period	$72,454,218	$43,252,119	$14,974,199	$8,311,577
Accumulation Units Outstanding, End of Period	3,304,785	2,119,117	948,148	303,681
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	2.73%	3.45%	4.87%	6.79%	(c)

	TIAA-CREF Social Choice Equity Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	15.02% to 15.73%	31.37% to 32.09%	(36.64)% to (36.29)%	(1.92)% to 0.82%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$24.13 to $24.68	$20.98 to $21.32	$15.97 to $16.14	$25.21 to $25.33
Net Assets, End of Period	$14,094,571	$7,301,912	$2,111,919	$764,556
Accumulation Units Outstanding, End of Period	577,944	344,709	130,944	30,163
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to .77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	2.09%	2.70%	2.78%	4.25%	(c)

B-38	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to condensed financial information.

continued

	TIAA-CREF Real Estate Securities Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	30.09% to 30.90%	23.69% to 24.38%	(39.05)% to (38.71)%	(24.34)% to (18.81)%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$18.59 to $19.00	$14.29 to $14.52	$11.55 to $11.67	$18.95 to $19.05
Net Assets, End of Period	$14,893,753	$4,149,028	$416,853	$60,843
Accumulation Units Outstanding, End of Period	799,911	289,927	35,961	3,194
Ratio of Expenses to Average Net Assets (b)(e)	0.14% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	2.28%	3.51%	3.89%	3.77%	(c)

	TIAA-CREF Bond Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	6.16% to 6.82%	5.67% to 6.25%	2.14% to 2.71%	3.85% to 6.18%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.26 to $30.94	$28.51 to $28.97	$26.98 to $27.26	$26.41 to $26.55
Net Assets, End of Period	$10,137,195	$4,172,984	$163,805	$5,575
Accumulation Units Outstanding, End of Period	334,774	146,301	6,066	211
Ratio of Expenses to Average Net Assets (b)(e)	0.12% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	4.31%	3.72%	4.23%	4.65%	(c)

	TIAA-CREF Bond Plus Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	7.66% to 8.33%	9.50% to 10.10%	(3.16)% to (2.62)%	2.50% to 4.72%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.74 to $30.41	$27.62 to $28.07	$25.23 to $25.49	$26.05 to $26.18
Net Assets, End of Period	$11,813,772	$4,218,389	$207,542	$20,304
Accumulation Units Outstanding, End of Period	396,767	152,630	8,205	776
Ratio of Expenses to Average Net Assets (b)(e)	0.14% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	4.14%	4.98%	5.22%	5.29%	(c)

	TIAA-CREF Short-Term Bond Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	4.29% to 4.62%	5.23% to 5.49%	2.07% to 2.33%	4.76% to 5.00%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.13 to $28.34	$26.73 to $26.86	$26.12 to $26.25	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$29.34 to $29.65	$28.13 to $28.34	$26.73 to $26.86	$26.12 to $26.25
Net Assets, End of Period	$7,674,666	$4,356,107	$2,117,918	$1,224,867
Accumulation Units Outstanding, End of Period	259,547	153,999	78,785	46,674
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	2.46%	3.49%	4.21%	4.76%	(c)

See notes to condensed financial information.	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-39

NOTES TO FINANCIAL STATEMENTS TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF High-Yield Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	14.12% to 14.48%	41.23% to 41.58%	(19.87)% to (19.67)%	1.98% to 2.21%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.91 to $29.12	$20.47 to $20.57	$25.48 to $25.60	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$32.99 to $33.34	$28.91 to $29.12	$20.47 to $20.57	$25.48 to $25.60
Net Assets, End of Period	$1,831,024	$867,680	$86,117	$7,985
Accumulation Units Outstanding, End of Period	55,205	29,890	4,179	312
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	7.47%	8.53%	9.79%	8.33%	(c)

	TIAA-CREF Inflation-Linked Bond Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	5.30% to 5.95%	8.70% to 9.30%	(2.35)% to (1.81)%	7.33% to 11.20%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$30.82 to $31.52	$29.27 to $29.75	$26.93 to $27.21	$27.58 to $27.72
Net Assets, End of Period	$2,516,281	$1,339,987	$240,393	$4,622
Accumulation Units Outstanding, End of Period	81,565	45,747	8,923	167
Ratio of Expenses to Average Net Assets (b)(e)	0.12% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	2.18%	1.12%	6.16%	4.80%	(c)

	TIAA-CREF Money Market Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	(0.66)% to (0.05)%	(0.27)% to 0.28%	2.03% to 2.59%	2.94% to 4.58%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$26.48 to $26.90	$26.55 to $26.83	$26.02 to $26.15	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$26.30 to $26.89	$26.48 to $26.90	$26.55 to $26.83	$26.02 to $26.15
Net Assets, End of Period	$2,303,636	$1,739,391	$1,287,920	$4,381
Accumulation Units Outstanding, End of Period	87,517	65,693	48,466	168
Ratio of Expenses to Average Net Assets (b)(e)	0.12% to 0.77%	.22% to .77%	0.22% to 0.77%	0.22% to 0.77%	(c)
Investment Income Ratio to Average Net Assets (d)	0.11%	0.47%	2.19%	4.79%	(c)

	American Funds Washington Mutual Investors (Class R-5) Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period August 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	13.12% to 13.47%	18.84% to 19.14%	(33.28)% to (33.11)%	(4.52)% to (4.43)%	(a)(g)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$20.19 to $20.34	$16.99 to $17.07	$25.47 to $25.52	$26.29 to $26.33	(i)
Accumulation Unit Value, End of Period Lowest to Highest	$22.84 to $23.08	$20.19 to $20.34	$16.99 to $17.07	$25.47 to $25.52	(g)
Net Assets, End of Period	$5,049,035	$3,642,715	$778,370	$2,926
Accumulation Units Outstanding, End of Period	218,749	179,086	45,591	114
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	2.99%	3.80%	3.64%	1.28%	(c)

B-40	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to condensed financial information.

continued

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period August 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	9.20% to 9.55%	38.89% to 39.24%	(40.66)% to (40.51)%	5.58% to 5.68%	(a)(h)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$24.27 to $24.45	$17.47 to $17.56	$29.44 to $29.51	$27.31 to $27.34(i)
Accumulation Unit Value, End of Period Lowest to Highest	$26.50 to $26.78	$24.27 to $24.45	$17.47 to $17.56	$29.44 to $29.51	(h)
Net Assets, End of Period	$47,574,549	$32,972,048	$11,773,589	$3,242
Accumulation Units Outstanding, End of Period	1,776,439	1,348,741	670,715	110
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	2.02%	2.95%	5.40%	2.49%	(c)

	Western Asset Core Plus Bond Portfolio (Institutional Class) Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	11.46% to 11.82%	25.44% to 25.75%	(10.00)% to (9.77)%	2.30% to 2.53%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$28.88 to $29.09	$23.02 to $23.13	$25.51 to $25.64	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$32.19 to $32.53	$28.88 to $29.09	$23.02 to $23.13	$25.51 to $25.64
Net Assets, End of Period	$20,952,262	$11,432,325	$3,897,085	$1,349,038
Accumulation Units Outstanding, End of Period	644,583	393,180	168,312	52,626
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	5.23%	6.70%	6.26%	5.01%	(c)

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (f)	15.75% to 16.11%	52.68% to 53.07%	(41.13)% to (40.99)%	5.69% to 5.93%	(a)
Accumulation Unit Value, Beginning of Period Lowest to Highest	$23.92 to $24.10	$15.67 to $15.74	$26.55 to $26.68	$25.00
Accumulation Unit Value, End of Period Lowest to Highest	$27.69 to $27.98	$23.92 to $24.10	$15.67 to $15.74	$26.55 to $26.68
Net Assets, End of Period	$13,671,730	$12,433,426	$2,364,030	$1,817,040
Accumulation Units Outstanding, End of Period	488,668	515,974	150,057	68,088
Ratio of Expenses to Average Net Assets (b)(e)	0.15% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%	(c)
Investment Income Ratio to Average Net Assets (d)	0.28%	0.29%	0.32%	1.36%	(c)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of Underlying Funds.
(c)	Annualized for periods less than one year.
(d)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed, by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units, if any. The recognition of investment Income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account Invests.
(e)	These amounts represent the annualized expenses of the Sub-Account, consisting administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(f)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners’ total returns may not be within the ranges presented.
(g)	For the period, the Total Return and the Accumulation Unit Value changed from 1.15% to 1.38% and $25.40 to $25.52 respectiviely
(h)	For the period, the Total Return and the Accumulation Unit Value changed from 16.83% to 17.10% and $29.36 to $29.51 respectively
(i)	The Accumulation Unit Value changed from $25.00.

See notes to condensed financial information.	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-41

NOTES TO FINANCIAL STATEMENTS TIAA SEPARATE ACCOUNT VA-3	concluded

Note 6—subsequent event

On March 16, 2011, the TIAA Board of Trustees approved a reduction in the Separate Account mortality and expense risk fee from 0.07% to 0.05% for all levels. This will take effect May 1, 2011.

B-42	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

REPORT OF MANAGEMENT RESPONSIBILITY

April 12, 2011

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2010, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2010, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2010, 2009 and 2008. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

/s/ Roger W. Ferguson, Jr.	/s/ Virginia M. Wilson

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-43

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our financial statement audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on December 31, 2009, the Company adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10.

As discussed in Note 2 to the financial statements, as of July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43R, Loan-backed and Structured Securities.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 12, 2011

B-44	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2010	2009

ADMITTED ASSETS
Bonds	$161,873	$152,406
Preferred stocks	78	133
Common stocks	3,610	3,137
Mortgage loans	13,666	18,135
Real estate	1,341	1,586
Cash, cash equivalents and short-term investments	1,365	528
Contract loans	1,247	930
Derivatives	126	97
Other long-term investments	12,920	10,958
Investment income due and accrued	1,772	1,674
Federal income taxes	19	—
Net deferred federal income tax asset	3,246	2,432
Other assets	372	374
Separate account assets	12,909	9,338
TOTAL ADMITTED ASSETS	$214,544	$201,728

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$169,885	$164,526
Dividends due to policyholders	1,683	1,717
Interest maintenance reserve	873	324
Federal income taxes	—	70
Borrowed money	960	939
Asset valuation reserve	2,023	606
Derivatives	494	616
Other liabilities	1,620	1,660
Separate account liabilities	11,850	8,426
TOTAL LIABILITIES	189,388	178,884

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	22,882	20,030
Deferred income taxes	271	811
TOTAL CAPITAL AND CONTINGENCY RESERVES	25,156	22,844
TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES	$214,544	$201,728

See notes to statutory-basis financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-45

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2010	2009	2008

REVENUES
Insurance and annuity premiums and other considerations	$12,938	$11,527	$14,827
Annuity dividend additions	1,048	1,325	2,725
Net investment income	10,534	10,340	10,559
Other revenue	143	124	161
Total revenues	$24,663	$23,316	$28,272

BENEFITS AND EXPENSES
Policy and contract benefits	$10,922	$11,175	$13,625
Dividends to policyholders	2,733	2,646	4,574
Increase in policy and contract reserves	5,062	6,994	11,900
Net operating expenses	798	808	831
Net transfers to (from) separate accounts	2,130	(1,289)	(4,229)
Other benefits and expenses	235	166	141
Total benefits and expenses	$21,880	$20,500	$26,842

Income before federal income taxes and net realized capital losses	$2,783	$2,816	$1,430
Federal income tax benefit	(28)	(58)	(45)
Net realized capital losses less capital gains taxes, after transfers to the interest maintenance reserve	(1,430)	(3,326)	(4,451)
Net income (loss)	$1,381	$(452)	$(2,976)

B-46	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
	(in millions)
Balance, December 31, 2007	$3	$17,842	$17,845
Net loss		(2,976)	(2,976)
Net unrealized capital losses on investments		(2,757)	(2,757)
Change in asset valuation reserve		4,104	4,104
Change in net deferred income tax		13,009	13,009
Prior year federal income tax settlement		1,244	1,244
Change in non-admitted assets:
Deferred federal income tax asset		(12,704)	(12,704)
Other assets		(3)	(3)
Other, net		(8)	(8)
Balance, December 31, 2008	$3	$17,751	$17,754

Net loss		(452)	(452)
Net unrealized capital gains on investments		910	910
Change in asset valuation reserve		(273)	(273)
Change in accounting principle (Adoption of SSAP 43R)		219	219
Change in accounting principle (Adoption of SSAP 10R)		811	811
Change in surplus of separate accounts		(301)	(301)
Change in valuation basis of annuity reserves		2,260	2,260
Change in net deferred income tax		(218)	(218)
Change in dividend accrual methodology		155	155
Change in non-admitted assets:
Deferred federal income tax asset		458	458
Other assets		(479)	(479)
Issuance of surplus notes		2,000	2,000
Balance, December 31, 2009	$3	$22,841	$22,844

Net Income		1,381	1,381
Net unrealized capital gains on investments		1,361	1,361
Change in asset valuation reserve		(1,417)	(1,417)
Change in surplus of separate accounts		121	121
Change in net deferred income tax		(1,507)	(1,507)
Prior year surplus adjustment		(45)	(45)
Change in non-admitted assets:
Deferred federal income tax asset		2,320	2,320
Other assets		98	98
Balance, December 31, 2010	$3	$25,153	$25,156

See notes to statutory-basis financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-47

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2010	2009	2008

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,941	$11,527	$14,827
Net investment income	10,373	10,073	10,606
Miscellaneous income	142	122	162
Total Receipts	23,456	21,722	25,595
Policy and contract benefits	10,574	11,401	13,533
Operating expenses	972	957	979
Dividends paid to policyholders	1,720	1,789	1,928
Federal income tax expense (benefit)	106	(119)	(91)
Net transfers to (from) separate accounts	2,149	(243)	(4,050)
Total Disbursements	15,521	13,785	12,299
Net cash from operations	7,935	7,937	13,296

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	31,795	17,247	13,238
Stocks	806	1,085	2,092
Mortgage loans and real estate	4,672	2,440	2,805
Other invested assets	2,269	778	1,981
Miscellaneous proceeds	130	79	(27)
Cost of investments acquired:
Bonds	42,082	32,719	20,367
Stocks	935	1,261	1,062
Mortgage loans and real estate	373	1,193	2,390
Other invested assets	3,444	2,075	4,587
Miscellaneous applications	179	214	222
Net cash used for investments	(7,341)	(15,833)	(8,539)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	—	2,000	—
Borrowed money	21	939	(952)
Net deposits on deposit-type contracts funds	51	54	32
Other cash provided (applied)	171	(122)	113
Net cash used by financing and other	243	2,871	(807)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	837	(5,025)	3,950
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	528	5,553	1,603

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,365	$528	$5,553

B-48	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates (in millions).

	For the Years Ended December 31,
	2010	2009	2008
Net Income (Loss), New York SAP	$1,381	$(452)	$(3,283)
New York SAP Prescribed Practices:
Federal Income Tax Settlement	—	—	1,244
Additional Reserves for:
Term Conversions	2	2	2
Deferred and Payout Annuities issued after 2000	186	(312)	424
Net Income (Loss), NAIC SAP	$1,569	$(762)	$(1,613)

	For the Years Ended December 31,
	2010	2009	2008
Capital and Contingency Reserves, New York SAP	$25,156	$22,844	$17,754
New York SAP Prescribed Practices:
Intangible Asset Limitation	12	16	20
Additional Reserves for:
Term Conversions	15	13	11
Deferred and Payout Annuities issued after 2000	3,683	3,497	3,809
Capital and Contingency Reserves, NAIC SAP	$28,866	$26,370	$21,594

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2010	2009	2008
Net (Loss) Income—New York SAP—as filed with Department	$1,381	$(452)	$(3,283)
Treatment of Guarantee of Subsidiary Debt	—	—	307
Net (Loss) Income—Audited Financial Statement	$1,381	$(452)	$(2,976)

Generally Accepted Accounting Principles in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the expected lives of the policies issued rather than being charged to operations when incurred;

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in either earnings or other comprehensive income. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested, which are not considered under NAIC SAP, would also be included in determining the liability;

•	Annuities that do not subject the Company to significant insurance risk are classified as investment contracts rather than being classified as insurance contracts as they are under NAIC SAP;
•

Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Changes in future cash flows and expected prepayment speeds are evaluated quarterly. Loan-backed and structured securities are reported at the lower of cost or fair value when rated NAIC 6 or when determined to be held for sale.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

Loan-backed and structured securities that the Company has the intent and ability to hold are considered OTTI when the Company does not expect to recover the entire amortized cost basis of the security, and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the security’s effective interest rate.

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continued

Loan-backed and structured securities that the Company intends to sell or does not have the intent and ability to retain for a period of time sufficient to recover the amortized cost basis are written down to fair value and the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6, which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Internal estimates of value can be used to determine fair value when a third party appraisal is pending completion. Third party appraisals are also utilized to determine write downs on land investments held for development.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at TIAA’s percentage of the underlying GAAP equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When deemed to be other-than-temporarily impaired, the investment is written down to estimated fair value.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition, excluding investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards, options and interest rate cap contracts.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are nonadmitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are nonadmitted.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets). Investment related non-admitted assets totaled $646 million and $418 million at December 31, 2010 and 2009, respectively. The non-admitted portion of the DFIT asset was $11,202 million and $13,522 million at December 31, 2010 and 2009, respectively. Other non-admitted assets were $358 million and $684 million at December 31, 2010 and 2009, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years and the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $626 million and $440 million at December 31, 2010 and 2009, respectively. Related depreciation expenses allocated to TIAA were $25 million, $37 million and $38 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $485 million and $396 million at December 31, 2010, and 2009, respectively. Related depreciation expenses allocated to TIAA were $45 million, $56 million and $19 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: The Company offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

During 2009, TIAA received approval from the Department to change the valuation basis on a portion of its payout annuity reserves. These reserves, which had previously been calculated on the basis of interest at either 1.5% or 2.5%, with mortality on the basis of either the 1983 Table A with ages set back 9 years or the Annuity 2000 Table with ages set back either 9 or 12 years, will now be valued on the basis of interest at 2.5% with mortality in accordance with the Annuity 2000 Table with ages set back 4 years. This reserve modification had the net effect of reducing beginning of year 2009 reserves by approximately $2.26 billion.

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continued

Liability for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals that represent a return to the contract holder.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at anytime during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond, excluding loan-backed and structured securities sold, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or

6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Application of New Accounting Pronouncements: SSAP 100, Fair Value Measurements, effective December 31, 2010, defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. This standard applies under other accounting pronouncements that require or permit fair value measurements, but this standard does not require any new fair value amendments. The Company adopted this guidance effective December 31, 2010; however, it did not have a material impact on the Company’s financial statements.

SSAP 56—Separate Accounts—Revised disclosures, adopted September 2009 and required within the 2010 annual financial statements. The revised disclosures require disclosure on the general nature of the entity’s separate account business, an identification of the separate account assets that are legally insulated from the general account claims, identification of the separate account products that have guarantees backed by the general account and a discussion of securities lending transactions within the separate account.

SSAP No. 43R—Loan-backed and Structured Securities—Revised, effective September 30, 2009, which superceded SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities, provides statutory accounting guidance for loan-backed and structured securities and incorporates certain principles underlying recent changes in GAAP OTTI guidance for statutory reporting. The financial impact in 2009 of the adoption of SSAP No. 43R at September 30, 2009, by TIAA, was a

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

$219 million increase in surplus as an adjustment as of July 1, 2009 and was recognized as a cumulative effect due to a change in accounting principle.

SSAP No. 43R guidance results in an OTTI recorded through earnings for the difference between amortized cost and the present value of discounted cash flows of structured securities. Declines in fair value related to non-credit declines are not recognized in earnings and only require disclosure if the entity has the intent and ability to hold to recovery. The guidance requires a recognized realized loss recorded in earnings for the difference between fair value and amortized cost if the entity intends or is required to sell the investment at the measurement date. The entity is required to evaluate discounted cash flows quarterly to assess credit deterioration.

For reporting periods beginning on or after January 1, 2009, SSAP No. 98—Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities established statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement was accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods were required. The Company elected to early adopt SSAP No. 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

SSAP No. 10R—Revised, Income Taxes, was effective as of December 31, 2009 for the 2009 annual financial statements and 2010 and 2011 interim and annual financial statements only. For entities that meet specified capital requirements, the revised statement increases the admitted deferred federal income tax asset ceiling by increasing the limit from 10 to 15 percent of capital and surplus and by extending the recoverable period from 1 to 3 years. The change resulting from the modification of this statement was accounted for as a change in accounting principle in 2009. The Company’s adoption of SSAP No. 10R resulted in an additional $1,082 million and $811 million of admitted deferred tax assets recognized as of December 31, 2010 and 2009, respectively. The statement is applicable through 2011 and incorporates additional disclosures for tax-planning strategies.

For reporting periods beginning on or after January 1, 2009, SSAP No. 99—Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment, establishes standards for the treatment of premiums or discounts applicable to certain securities subsequent to the recognition of an OTTI. The other-than-temporarily impaired security is recorded as if the security had been purchased on the measurement date of the OTTI. The discount or reduced premium associated with the other-than-temporarily impaired security, based on the new cost basis, is amortized over the remaining life of the security, to the extent recoverable, in a prospective manner based on the amount and timing of future estimated cash flows. The change resulting from the adoption of this statement is accounted for prospectively. No cumulative effect adjustment or application of the new guidance to prior events or periods is required. The Company adopted this guidance January 1, 2009.

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2010
		Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$19,942	$697	$(510)	$20,129
All Other Governments	2,926	509	(5)	3,430
States, Territories and Possessions	504	2	(30)	476
Political Subdivisions of States, Territories, and Possessions	236	7	(7)	236
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	39,018	2,466	(327)	41,157
Credit Tenant Loans	3,300	357	(29)	3,628
Industrial and Miscellaneous	92,270	6,346	(3,047)	95,569
Hybrids	2,299	144	(82)	2,361
Parent, Subsidiaries and Affiliates	1,378	70	(3)	1,445
Total Bonds	161,873	10,598	(4,040)	168,431
Preferred Stocks	78	6	—	84
Total Bonds and Preferred Stocks	$161,951	$10,604	$(4,040)	$168,515

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continued

	2009
		Excess of
	Book/ Adjusted Carrying Value	Fair Value over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$15,582	$480	$(104)	$15,958
All Other Governments	2,623	375	(13)	2,985
States, Territories and Possessions	278	1	(22)	257
Political Subdivisions of States, Territories, and Possessions	242	7	(11)	238
Special Revenue and Special Assessment, Non-Guaranteed Agencies and Government	33,170	1,607	(318)	34,459
Credit Tenant Loans	420	28	(7)	441
Industrial and Miscellaneous	95,589	4,473	(9,620)	90,442
Hybrids	3,075	156	(299)	2,932
Parent, Subsidiaries and Affiliates	1,427	29	(48)	1,408
Total Bonds	152,406	7,156	(10,442)	149,120
Preferred Stocks	133	10	(17)	126
Total Bonds and Preferred Stocks	$152,539	$7,166	$(10,459)	$149,246

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2010 and 2009, were not deemed to be other than temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2010
Loan-backed and structured bonds	$5,727	$(209)	$5,518	$17,492	$(3,269)	$14,223
All other bonds	16,190	(670)	15,520	6,217	(347)	5,870
Total bonds	$21,917	$(879)	$21,038	$23,709	$(3,616)	$20,093
Unaffiliated common stocks	31	(21)	10	35	(8)	27
Preferred stocks	10	(8)	2	29	(26)	3
Total bonds and stocks	$21,958	$(908)	$21,050	$23,773	$(3,650)	$20,123

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2009
Loan-backed and structured bonds	$7,704	$(322)	$7,382	$27,035	$(9,008)	$18,027
All other bonds	9,890	(246)	9,644	12,820	(994)	11,826
Total bonds	$17,594	$(568)	$17,026	$39,855	$(10,002)	$29,853
Unaffiliated common stocks	113	(10)	103	49	(18)	31
Preferred stocks	3	(2)	1	78	(40)	38
Total bonds and stocks	$17,710	$(580)	$17,130	$39,982	$(10,060)	$29,922

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S. and other governments (58%) and residential mortgage-backed securities (22%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2010, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), asset-backed securities (16%), and residential mortgage-backed securities (16%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (35%), U.S. and other governments (24%), commercial mortgage-backed securities (12%) and asset-backed securities (10%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2009, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (58%), residential mortgage-backed securities (20%), and asset-backed securities (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline in fair value is primarily attributable to diminished market liquidity during the holding period as opposed to long term credit quality. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other-than temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions).

	December 31, 2010			December 31, 2009
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$2,532	1.6%	$2,602	$1,324	0.9%	$1,398
Due after one year through five years	21,264	13.1	22,871	26,454	17.4	28,019
Due after five years through ten years	28,405	17.5	30,668	24,089	15.8	25,366
Due after ten years	38,061	23.6	39,939	29,898	19.6	30,807
Subtotal	90,262	55.8	96,080	81,765	53.7	85,590
Residential mortgage-backed securities	48,809	30.2	50,863	43,905	28.8	43,587
Commercial mortgage-backed securities	13,343	8.2	12,232	18,453	12.1	12,731
Asset-backed securities	9,459	5.8	9,256	8,283	5.4	7,212
Subtotal	71,611	44.2	72,351	70,641	46.3	63,530
Total	$161,873	100.0%	$168,431	$152,406	100.0%	$149,120

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.1 billion and $3.2 billion at December 31, 2010 and 2009, respectively. Sub-prime securities of approximately $2.5 billion or 82% and $2.6 billion or 81% were rated investment grade (NAIC 1 and 2) at December 31, 2010 and 2009, respectively. Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

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continued

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2010	2009
Residential mortgage-backed securities	30.2%	28.8%
U.S. and other governments	11.9	10.8
Commercial mortgage-backed securities	8.2	9.4
Manufacturing	7.9	8.1
Public utilities	7.5	7.7
Finance and financial services	6.9	7.7
Asset-backed securities	5.9	5.4
Oil and gas	4.7	4.7
Communications	3.2	3.4
Services	3.2	2.4
Revenue and special obligations	2.4	2.3
Credit tenant loans	2.0	1.9
Retail and wholesale trade	1.9	1.9
Real estate investment trusts	1.6	1.8
Mining	1.2	1.1
Transportation	1.0	1.0
Other	0.3	0.3
Total	100.0%	100.0%

At December 31, 2010 and 2009, 92.1% and 92.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) (in millions):

	December 31, 2010		December 31, 2009
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$46,918	$49,176	$41,844	$42,122
2	1,198	1,084	1,198	868
3	592	523	657	455
4	35	28	169	114
5	64	50	29	19
6	2	2	8	9
Total	$48,809	$50,863	$43,905	$43,587

With respect to the RMBS in the above table, approximately 99% and 98% were rated investment grade (NAIC 1 and 2) at December 31, 2010 and 2009, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio (in millions):

	December 31, 2010		December 31, 2009
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$9,607	$9,600	$12,754	$10,523
2	577	400	3,287	1,422
3	832	620	1,280	415
4	1,167	820	927	299
5	918	548	193	59
6	242	244	12	13
Total	$13,343	$12,232	$18,453	$12,731

With respect to the CMBS in the above table, approximately 76% and 87% were rated investment grade (NAIC 1 and 2) and approximately 72% and 64% were issued prior to 2006 (based on carrying value) at December 31, 2010 and 2009, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table (in millions):

	December 31,
	2010	2009
Due in one year or less	$1	$1
Due after one year through five years	9	22
Due after five years through ten years	28	9
Due after ten years	—	—
Subtotal	38	32
Residential mortgage-backed securities	2	8
Commercial mortgage-backed securities	242	12
Asset-backed securities	64	6
Total	$346	$58

Troubled Debt Restructuring: During 2010 and 2009, the Company recorded bonds and stocks with book values aggregating $76 million and $29 million through troubled debt restructurings. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the book value of the assets given up if lower. If the fair value is less than the book value of the assets given up, the required write-down is recognized as a realized capital loss.

Exchanges: During 2010 and 2009, the Company also acquired bonds and stocks through exchanges aggregating $1,665 million and $1,564 million, of which approximately $19 million and $0.3 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-57

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Loan-backed and Structured Securities: Prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type and vintage.

The following table represents OTTI on securities with the intent to sell and/or the inability to retain for each quarter of 2010 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$59	$1	$10	$48
b. Inability to retain	—	—	—	—
Total 1st Quarter	$59	$1	$10	$48

OTTI recognized 2nd Quarter
a. Intent to sell	$2,736	$—	$427	$2,309
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$2,736	$—	$427	$2,309

OTTI recognized 3rd Quarter
a. Intent to sell	$28	$1	$5	$22
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$28	$1	$5	$22

OTTI recognized 4th Quarter
a. Intent to sell	$361	$131	$65	$165
b. Inability to retain	—	—	—	—
Total 4th Quarter	$361	$131	$65	$165

Annual Aggregate Total		$133	$507

The following table represents OTTI on securities with the intent to sell and/or the inability to retain for each quarter of 2009 (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-Interest	Fair Value 1-(2a+2b)
OTTI recognized 1st Quarter
a. Intent to sell	$41	$1	$7	$33
b. Inability to retain	—	—	—	—
Total 1st Quarter	$41	$1	$7	$33

OTTI recognized 2nd Quarter
a. Intent to sell	$17	$—	$4	$13
b. Inability to retain	—	—	—	—
Total 2nd Quarter	$17	$—	$4	$13

OTTI recognized 3rd Quarter
a. Intent to sell	$42	$—	$14	$28
b. Inability to retain	—	—	—	—
Total 3rd Quarter	$42	$—	$14	$28

OTTI recognized 4th Quarter
a. Intent to sell	$44	$1	$10	$33
b. Inability to retain	—	—	—	—
Total 4th Quarter	$44	$1	$10	$33

Annual Aggregate Total		$2	$35

At December 31, 2010, the Company held loan-backed and structured securities with a recognized OTTI where the present value of cash flows expected to be collected is less than the amortized cost. See Note 24 for listing of securities.

Other Disclosures: During 2010 and 2009, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $17 million and $14 million, respectively.

Debt securities amounting to approximately $8 million at December 31, 2010 and 2009 were on deposit with governmental authorities or trustees, as required by law.

At December 31, 2010 and 2009, the carrying amount of restricted unaffiliated common stock was $252 million and $150 million, respectively. At December 31, 2010 and 2009, the carrying amount of restricted preferred stock was $19 million and $14 million, respectively. The restrictions limit share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2010 and 2009, the carrying amount of bonds and stocks denominated in a foreign currency was $2,961 million and $3,160 million, respectively. Bonds that totaled $1,168 million and $1,221 million at December 31, 2010 and 2009, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2010 ranged from 5.25% to 5.90% and from 4.00% to 8.00% for 2009. There were no mezzanine real estate loans originated or acquired during 2010 or 2009.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 100% and 95% for commercial loans for the years ended December 31, 2010 and 2009, respectively. In 2010 there were three loans issued with a loan to value of 100% with a value of approximately $24 million at December 31, 2010, all three loans were full recourse construction loans with a committed tenant.

At December 31, 2010 and 2009, the carrying value of mezzanine real estate loans was $192 million and $637 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2010 and 2009 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgage loans where the impairments

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continued

were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2010	2009	2008
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$29	$—	$—
Related temporary allowances for credit losses	$(2)	$—	$—
Investment in impaired mortgage loans, net of OTTI losses recognized	$251	$572	$259
Related write-downs for OTTI	$(21)	$(91)	$(209)
Average investments in impaired mortgage loans	$35	$36	$32
Interest income recognized on impaired mortgage loans during the period	$16	$15	$13
Interest income recognized on a cash basis during the period	$16	$14	$13

	2010	2009	2008
Allowance for credit losses:
Balance at the beginning of the period	$—	$—	$—
Additions charged to surplus	94	333	—
Direct write-downs charges against the allowance	(85)	(64)	—
Recoveries of amounts previously added to surplus	(7)	(269)	—
Balance at the end of the period	$2	$—	$—

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution ($ in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Shopping centers	$4,579	33.5%	$6,396	35.3%
Office buildings	4,370	32.0	6,050	33.3
Industrial buildings	2,403	17.6	2,791	15.4
Apartments	1,304	9.5	1,378	7.6
Hotel	313	2.3	505	2.8
Mixed use	272	2.0	363	2.0
Land	265	1.9	385	2.1
Other	160	1.2	267	1.5
Total	$13,666	100.0%	$18,135	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,791	27.7%	$4,908	27.1%
South Atlantic	3,338	24.4	4,447	24.5
South Central	1,849	13.5	2,070	11.4
Middle Atlantic	1,826	13.4	2,576	14.2
North Central	1,420	10.4	2,168	12.0
Mountain	515	3.8	687	3.8
New England	399	2.9	742	4.0
Other	528	3.9	537	3.0
Total	$13,666	100.0%	$18,135	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle-Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments primarily in Canada.

At December 31, 2010 and 2009, approximately 20.7% and 21.3% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2010 and 2009, approximately 12.3% and 10.5% of the mortgage loan portfolio, respectively, were invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2010 and 2009, contractual maturities for mortgage loans were as follows ($ in millions):

	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$1,335	9.8%	$1,800	9.9%
Due after one year through five years	7,207	52.7	7,462	41.2
Due after five years through ten years	4,408	32.3	8,111	44.7
Due after ten years	716	5.2	762	4.2
Total	$13,666	100.0%	$18,135	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2010 or 2009. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2010 or 2009.

During 2010 and 2009, the Company did not reduce the interest rate of any outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2010 and 2009.

The Company has no reverse mortgages as of December 31, 2010 or 2009.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-59

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Mortgage loans of $13 million and $14 million at December 31, 2010 and 2009, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2010 and 2009, the carrying values of mortgage loans denominated in foreign currency were $445 million and $453 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2010 and 2009, TIAA’s directly owned real estate investments of $1,341 million and $1,586 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $112 million and $128 million, respectively.

At December 31, the carrying values of the directly owned real estate portfolio were diversified by property type and geographic region as follows ($ in millions):

	Directly Owned Real Estate by Property Type
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$801	59.7%	$957	60.4%
Industrial buildings	307	22.9	289	18.2
Apartments	103	7.7	105	6.6
Mixed-use projects	101	7.5	177	11.2
Land under development	27	2.0	43	2.7
Retail	0	0.0	13	0.8
Land	2	0.2	2	0.1
Total	$1,341	100.0%	$1,586	100.0%

	Directly Owned Real Estate by Geographic Region
	December 31, 2010		December 31, 2009
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$512	38.2%	$608	38.3%
North Central	283	21.1	284	17.9
Middle Atlantic	183	13.7	193	12.2
Pacific	175	13.0	177	11.2
South Central	158	11.8	154	9.7
Mountain	—	0.0	35	2.2
Other	30	2.2	135	8.5
Total	$1,341	100.0%	$1,586	100.0%

At December 31, 2010 and 2009, approximately 16.4% and 18.7% of the real estate portfolio, respectively, was invested in Florida and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required. Third party appraisals are also utilized to determine write downs on land investments held for development.

OTTI for directly owned real estate investments for the years ended December 31, 2010, 2009 and 2008 were $35 million, $52 million and $23 million, respectively and these amounts are included in the impairment table in Note 9. The other-than-temporarily impaired real estate is directly owned industrial, office building and retail property at various locations throughout the country. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2010 and 2009, the Company had no real estate investments classified as held for sale. For the year ended December 31, 2010 and 2009, the Company recognized a net realized gain on real estate sold of $31 million and $9 million, respectively. The gains are included in net realized capital losses in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2010, 2009 and 2008, was $56 million, $61 million and $60 million, respectively. The amount of accumulated depreciation at December 31, 2010, 2009 and 2008 was $431 million, $422 million and $374 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2010 or 2009.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI, net investment income, and amounts due from (to) these investment subsidiaries and affiliates are shown below (in millions):

	2010	2009	2008
Net carrying value of investment subsidiaries and affiliates	$2,073	$1,860	$1,851
Reported as common stock
Reported as other long-term investments	4,544	3,505	2,605
Total net carrying value	$6,617	$5,365	$4,456

OTTI	$7	$138	$5
Net investment income (distributed from investment subsidiaries and affiliates)	$145	$36	$82
Amounts due from (to) subsidiaries and affiliates	$5	$1	$(31)

The larger investment subsidiaries and affiliates, included in the above table, are ND Properties, Inc., TIAA Global Public Investments, LLC, Ceres Agricultural Properties, LLC, 485 Properties, LLC, TIAA Realty, Inc., Mansilla Participacoes LTDA, TIAA CPPIB Commercial Mortgage Company REIT, LLC and WRC Properties, Inc.

B-60	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

The carrying value, OTTI, net investment income, and amounts due (to) from TIAA’s operating subsidiaries and affiliates are shown below (in millions):

	2010	2009	2008
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$456	$373	$311
Reported as other long-term investments	471	499	439
Total net carrying value	$927	$872	$750

OTTI	$32	$27	$141
Amounts due (to) from subsidiaries and affiliates	$(7)	$45	$37

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), Oleum Holding Company, LLC, TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA Global Markets, Inc.(“TGM”), and Active Extension Funds I, II, III and V.

The 2010 OTTI relate to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

TIAA held bonds of affiliates at December 31, 2010 and 2009 for $1,378 million and $1,427 million, respectively. The majority of these affiliated bonds were issued by ND Properties, Inc.

As of December 31, 2010, 2009 and 2008 no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the year ended December 31, 2010 the Company did not have any related party transactions which exceeded  1/2 of 1% of TIAA’s admitted assets.

TIAA discloses contingencies and guarantees related to subsidiaries and affiliates in Note 21.

The Company holds investments in non-insurance holding companies, or subsidiaries which are valued by the Company utilizing a look-through approach. The following table summarizes the Company’s carrying value in each subsidiary as of December 31 (in millions):

Subsidiary	Carrying Value 2010	Carrying Value 2009
Mansilla Participacoes LTDA	$433.1	$382.6
T-C 685 Third Avenue Member, LLC	192.0	—
TIAA Private Equity Alpha, LLC	—	112.6
TIAA European Funding Trust	40.6	42.1
Occator Agricultural Properties, LLC	37.5	35.3
TIAA-CREF Enterprises, Inc.	37.4	20.1
TIAA Union Place Phase I, LLC	19.9	—
T-C SMA II, LLC	17.9	7.7
Teachers Mayflower, LLC	—	6.2
TIAA The Reserve II Member, LLC	4.0	4.6
730 Texas Forest Holdings, Inc.	0.9	0.9
Demeter Agricultural Properties, LLC	0.4	0.4
T-C SMA I, LLC	0.3	0.1
Total	$784.0	$612.6

The financial statements for the above non-insurance holding companies are not audited and TIAA has limited the value of these non-insurance holding companies to the value contained in the financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2010	2009
Unaffiliated other invested assets	$7,852	$6,850
Affiliated other invested assets	5,015	4,004
Other long-term assets	53	104
Total other long-term investments	$12,920	$10,958

As of December 31, 2010, unaffiliated other invested assets of $7,852 million includes $6,799 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,053 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2010, affiliated other invested assets totaling $5,015 million includes investment subsidiaries totaling $4,544 million of which $1,836 million represents investments in agriculture and timber related holdings, $1,024 million represents investments in real estate related holdings and $1,684 million represents investments in securities related holdings. The remaining $471 million of affiliated other invested assets represents operating subsidiaries and affiliates.

As of December 31, 2009, unaffiliated other invested assets of $6,850 million includes $5,604 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments and $1,035 million of investments in real estate related joint ventures, partnerships and LLCs. The remaining $211 million of unaffiliated other invested assets consists of defeased loans. As of December 31, 2009, affiliated other invested assets totaling $4,004 million includes investment subsidiaries totaling $3,505 million of which $1,515 million represents investments in agriculture and timber related holdings, $1,049 million represents investments in real estate related holdings and $941 million represents investments in securities related holdings. The remaining $499 million of affiliated other invested assets represents operating subsidiaries and affiliates.

For the years ended December 31, 2010, 2009 and 2008, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $252 million, $1,005 million and $552 million, respectively.

For the years ended December 31, 2010 and 2009, other long-term investments denominated in foreign currency were $1,505 million and $1,223 million, respectively.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-61

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 8—commitments

The outstanding obligation for future investments at December 31, 2010, is shown below by asset category (in millions):

	2011	2012	In later years	Total Commitments
Bonds	$743	$215	$—	$958
Stocks	127	53	51	231
Mortgage loans	152	43	—	195
Real estate	223	—	—	223
Other long-term investments	1,398	936	1,575	3,909
Total	$2,643	$1,247	$1,626	$5,516

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$9,343	$8,956	$8,232
Stocks	96	55	347
Mortgage loans	1,011	1,204	1,290
Real estate	244	272	285
Other long-term investments	322	177	692
Cash, cash equivalents and short-term investments	8	28	95
Other	—	—	9
Total gross investment income	11,024	10,692	10,950
Less investment expenses	(566)	(420)	(451)
Net investment income before amortization of IMR	10,458	10,272	10,499
Plus amortization of IMR	76	68	60
Net investment income	$10,534	$10,340	$10,559

The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Due and accrued income is excluded from net investment income as follows: Bonds and preferred stocks in default; common stock affiliated related to real estate with rents over 90 days past due; mortgage loans in default with interest 180 days past due which has been assessed as collectible; and real estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2010, 2009 and 2008.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2010 (in millions):

	2011	2012	2013	2014	2015	Thereafter	Total
Future rental income	$127	$113	$97	$79	$65	$164	$645

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$(418)	$(1,913)	$(2,822)
Stocks	57	(90)	(929)
Mortgage loans	(240)	(318)	(181)
Real estate	(4)	(43)	20
Other long-term investments	(198)	(1,086)	(546)
Cash, cash equivalents and short-term investments	(3)	15	(33)
Total before capital gains taxes and transfers to IMR	(806)	(3,435)	(4,491)
Transfers to IMR	(624)	109	40
Capital gains taxes	—	—	—
Net realized capital losses less capital gains taxes, after transfers to IMR	$(1,430)	$(3,326)	$(4,451)

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2010	2009	2008
Other-than-temporary impairments:
Bonds	$1,764	$2,249	$2,467
Stocks	5	146	890
Mortgage loans	326	336	211
Real estate	35	52	23
Other long-term investments	252	1,005	552
Total	$2,382	$3,788	$4,143

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2010, 2009 and 2008 were $19,587 million, $5,639 million and $5,099 million, respectively. Gross gains of $1,416 million, $658 million and $216 million and gross losses, excluding impairments considered to be other-than-temporary, of $71 million, $322 million and $571 million were realized during 2010, 2009 and 2008, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales. There were no NAIC 3-6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2010 and 2009.

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continued

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2010	2009	2008
Bonds	$(428)	$86	$(483)
Stocks	344	(16)	(633)
Mortgage loans	11	66	(172)
Derivatives	134	(463)	766
Other long-term investments	1,300	1,241	(2,240)
Cash, cash equivalents and short-term investments	—	(4)	5
Total	$1,361	$910	$(2,757)

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2010 or 2009. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2010 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$73	$75	(a)	$(1)	$(1)
2001	Bonds	107	120	(b)	(2)	(4)
2002	Bonds	2	2	(c)	—	—
2007	Mortgages	14	11	(d)	(1)	(2)
	Total	$196	$208		$(4)	$(7)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2010 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Discount rates utilized in the valuations ranged from 5.70% to 10.00%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 2.29% to 27.88%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

c)	The retained interests securitized in 2002 were valued based upon a broker valuation mark. The valuation level implied a yield rates ranging from 44.69% to 112.98% based upon an internal cash flow projection. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranged from 20.68% to 32.57%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party -pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

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with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following table represents the carrying value and estimated fair value of the Company’s financial instruments (in millions).

	December 31, 2010		December 31, 2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Assets:
Bonds	$161,873	$168,431	$152,406	$149,120
Mortgage loans	13,666	14,456	18,135	17,469
Preferred stocks	78	84	133	126
Common stocks	3,610	4,045	3,137	3,173
Cash, cash equivalents and short-term investments	1,365	1,365	528	528
Contract loans	1,247	1,247	930	930
Separate accounts assets	12,909	12,909	9,338	9,338
Derivative financial instruments	126	199	97	196
Liabilities:
Liability for deposit-type contracts	646	646	574	574
Derivative financial instruments	494	506	616	613
Separate accounts liabilities	11,850	11,850	8,426	8,426
Borrowed money	960	958	939	937

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2010 and 2009. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Assets and Liabilities Measured and Reported at Fair Value

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.
•	Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly. Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data using correlation or other means.

•

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, 2010 (in millions):

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$514	$514
Total Bonds	$—	$—	$514	$514
Common Stock
Industrial and Miscellaneous	$818	$8	$256	$1,082
Total Common Stocks	$818	$8	$256	$1,082
Total Preferred Stocks	$—	$3	$9	$12
Derivatives:
Foreign Exchange Contracts	$—	$87	$—	$87
Interest Rate Contracts	—	19	—	19
Credit Default Swaps	—	7	—	7
Total Derivatives	$—	$113	$—	$113
Separate Accounts assets, net	$2,431	$2,447	$8,031	$12,909
Total assets at fair value	$3,249	$2,571	$8,810	$14,630

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(227)	$—	$(227)
Credit Default Swaps	—	(58)	—	(58)
Total liabilities at fair value	$—	$(285)	$—	$(285)

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities.

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Level 2 financial instruments

Common stocks and preferred stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Fair values and changes in the fair value of separate account assets generally accrue directly to the policyholders, except for the accumulation units purchased by TIAA and further described in Note 21 and thus there is no net impact to the Company’s revenues and expenses or surplus.

Level 3 financial instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

The following table shows transfers between Levels 1 and 2 assets measured and reported at fair value at December 31, 2010 (in millions):

Description	Transfers in		Transfers out
Level 1
Common Stock	$51	(a)
Level 2
Common Stock			$(51	)(a)

(a)	The Company’s policy is to recognize transfers between levels at the end of the reporting period. The Company transferred these holdings from Level 2 to Level 1 due to the availability of quoted prices for identical assets in active markets as of December 31, 2010.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2010 (in millions):

Description	Balance at 01/01/10	Transfers in of Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases, Issuances sales and Settlements	12/31/10 Total
Bonds	$49	$489	[d]	$—	$9	$3	$(36)	$514
Common Stocks	25	220	[c]	(14)[b]	6	9	10	256
Preferred Stocks	1	5	[e]	(1)[a]	—	—	4	9
Separate Accounts	7,166	—		—	741	—	124	8,031
Total	$7,241	$714		$(15)	$756	$12	$102	$8,810

a	The Company transferred preferred stocks out of Level 3 to Level 2 due to the availability of market-corroborated inputs and insignificance of unobservable inputs for these securities.
b	The Company transferred common stocks out of Level 3 to Level 1 due to the availability of quoted prices for identical assets in active markets for these securities.
c	The Company transferred $173 million in common stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.
d	The Company transferred bonds, which were not previously measured and reported at fair value into Level 3 primarily due to the SVO valuation process related to Loan Backed and Structured Securities. A lack of observable market information was used in the valuation of these securities.
e	The Company transferred $2.8 million in preferred stocks from Level 2 into Level 3 because a lack of observable market data is used in the valuation of these securities. The remaining were not previously measured and reported at fair value primarily due to the SVO valuation process.

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

Characteristics of items being measured for Level 2 and 3 are listed below.

Bonds Level 3:

As of December 31, 2010 the measured and reported fair value of bonds in Level 3 was $514 million representing 146 individual bonds. The bonds are carried at fair value due to being rated NAIC 6 or qualifying to be reported at fair value as a result of the SVO valuation process related to loan-backed and structured securities.

Of the 146 bonds, 142 are loan-backed and structured securities reported at fair value. 92 bonds with a fair value of $445 million are collateralized by commercial mortgage loans, 5 bonds with a fair value of $6 million are collateralized by residential mortgage loans, and 45 bonds with a fair value of $63 million are collateralized by various other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.32%.

Common Stocks Levels 2 and 3:

As of December 31, 2010 the reported fair value of common stocks in Level 2 and 3 was $264 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP 30.

Of the 16 common stocks, 5 common stocks with a fair value of $8 million were in Level 2 and 11 common stocks with a fair value of $256 million were reported in Level 3. 8 common stocks with a fair value of $73 million have a pricing method where the price per share is determined by the Company and 7 common stocks with a fair value of $191 million have a pricing method where the unit price has been published by the NAIC Valuation of Securities Office.

Preferred Stocks Levels 2 and 3:

As of December 31, 2010 the reported fair value of preferred stocks in Level 2 and 3 was $12 million representing 13 individual preferred stocks. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

Of the 13 preferred stocks, 3 preferred stocks with a fair value of $3 million were in Level 2 and 10 preferred stocks with a fair value of $9 million were reported in Level 3. Preferred stocks in Level 2 and 3 are comprised of 5 redeemable preferred stocks with a fair value of $2 million and 8 perpetual preferred stocks with a fair value of $10 million.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each counterpart to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA’s”), which are bilateral collateral agreements, have been put in place with eleven derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2010, TIAA held cash collateral of $86.1 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2010, the Company pledged cash collateral of $53.7 million and securities collateral of $34.9 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2010 is $351.2 million for which the Company has posted collateral of $88.6 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain as of December 31, 2010, from foreign currency swap contracts that did not qualify for hedge accounting treatment was $123.4 million. The net realized loss for the year ended December 31, 2010, from all foreign currency swap contracts was $3.9 million.

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Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2010, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $4.2 million. The net realized loss for the year ended December 31, 2010 from foreign currency forward contracts was $1.1 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts as a cash flow hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as fair value hedges in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2010, from interest rate swap contracts that do not qualify for hedge accounting treatment was $4.4 million. The net realized gain for the year ended December 31, 2010, from all interest rate swap contracts was $3.7 million.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events on selective investments in the TIAA portfolio. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2010, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $10.6 million. The net realized gain for the year ended December 31, 2010 from all purchased credit default swap contracts was $2.2 million.

Written Credit Default Swaps used in Replication Transactions: A RSAT is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net unrealized gain/loss for the year ended December 31, 2010, from written credit default swap contracts was $0. The net realized gain for the year ended December 31, 2010 from all written credit default swap contracts was $27.9 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and/or delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). Each index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represent a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a

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derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2010 Impairment
DJ Investment Grade Index	less than 1 year	$479	0.40%	$—	$—
DJ Investment Grade Index	1-2 years	169	0.35%	(1)	—
Super SeniorTranche
DJ.NA.IG.9	1-2 years	4,919	0.79%	68	—
Totals		$5,567		$67	$—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions).

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2010 Impairment
Corporate	2-5 years	$785	0.89%	$12	$—
Sovereign	2–5 years	152	1.48%	1	—
Total		$937		$13	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Index	$—	$—	$—	$—
	Tranche	4,919	68	5,585	5,653
	Corporate	685	14	718	732
	Sovereign	60	1	55	56
	Subtotal	5,664	83	6,358	6,441
2 High Quality	Index	648	(1)	645	644
	Tranche	—	—	—	—
	Corporate	90	1	98	99
	Sovereign	37	—	34	34
	Subtotal	775	—	777	777
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	55	—	51	51
	Subtotal	55	—	51	51
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	10	(3)	12	9
	Sovereign	—	—	—	—
	Subtotal	10	(3)	12	9
Total		$6,504	$80	$7,198	$7,278

B-68	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2010			December 31, 2009
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$1,136	$87	$88	$632	$58	$59
	Liabilities	1,578	(406)	(444)	2,247	(492)	(534)
	Subtotal	2,714	(319)	(356)	2,879	(434)	(475)
Foreign Currency Forward Contracts	Assets	96	2	2	38	1	1
	Liabilities	26	—	—	22	(2)	(2)
	Subtotal	122	2	2	60	(1)	(1)
Interest Rate Swap Contracts	Assets	411	19	19	444	17	17
	Liabilities	—	—	—	185	(3)	(3)
	Subtotal	411	19	19	629	14	14
Credit Default Swap Contracts—RSAT	Assets	5,824	12	83	5,829	15	113
	Liabilities	680	(30)	(3)	1,508	(58)	(13)
	Subtotal	6,504	(18)	80	7,337	(43)	100
Credit Default Swap Contracts	Assets	234	7	7	205	6	6
(Purchased Default Protection)	Liabilities	1,712	(58)	(58)	1,565	(61)	(61)
	Subtotal	1,946	(51)	(51)	1,770	(55)	(55)
Total	Assets	7,701	127	199	7,148	97	196
	Liabilities	3,996	(494)	(505)	5,527	(616)	(613)
	Total	$11,697	$(367)	$(306)	$12,675	$(519)	$(417)

For the twelve months ended December 31, 2010, there were no impairments of derivative positions. During 2010, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in RSATs was $82.9 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes:

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2010		December 31, 2009		December 31, 2010		December 31, 2009
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Other Long-term Investments	$3	Other Long-term Investments	$1	Other Liabilities	$(218)	Other Liabilities	$(220)
Total Qualifying Hedge Relationships		3		1		(218)		(220)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Other Long-term Investments	19	Other Long-term Investments	17	Other Liabilities	—	Other Liabilities	(3)
Foreign Currency Swaps	Other Long-term Investments	85	Other Long-term Investments	58	Other Liabilities	(226)	Other Liabilities	(314)
Foreign Currency Forwards	Other Long-term Investments	2	Other Long-term Investments	1	Other Liabilities	—	Other Liabilities	(2)
Purchased Credit Default Swaps	Other Long-term Investments	7	Other Long-term Investments	6	Other Liabilities	(58)	Other Liabilities	(61)
Total Non-qualifying Hedge Relationships		113		82		(284)		(380)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Other Long-term Investments	83	Other Long-term Investments	113	Other Liabilities	(3)	Other Liabilities	(13)
Equity Contracts	Other Long-term Investments	—	Other Long-term Investments	—	Other Liabilities	—	Other Liabilities	—
Total Derivatives used for other than Hedging Purposes		83		113		(3)		(13)
Total Derivatives		$199		$196		$(505)		$(613)

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Effect of Derivative Instruments in the Statement of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions).

	Effect of Derivative Instruments
	December 31, 2010		December 31, 2009
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(11)	Net Realized Capital Gain (Loss)	$(12)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(1)
Total Qualifying Hedge Relationships		(11)		(13)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	4	Net Realized Capital Gain (Loss)	13
Foreign Currency Swaps	Net Realized Capital Gain/(Loss)	7	Net Realized Capital Gain (Loss)	(70)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	(11)
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	2	Net Realized Capital Gain (Loss)	3
Total Non-qualifying Hedge Relationships		12		(65)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	28	Net Realized Capital Gain (Loss)	(26)
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	28	Net Realized Capital Gain (Loss)	(26)
Total Derivatives		$29		$(104)

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Separate Account Stable Value is an insulated, non-unitized separate account qualifying under the laws of the State of New York to support a flexible premium group deferred fixed annuity contract that was offered initially to employer sponsored defined pension plans.

B-70	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2010 and 2009 the Company’s separate account statement included legally insulated assets of $12,909 million and $9,338 million, respectively. The assets that are legally insulated from the general account claims, as of December 31, 2010 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$746	$—
TIAA Real Estate Account	10,923	—
TIAA Separate Account VA-3	1,190	—
TIAA Stable Value	50	—
Total	$12,909	$—

As of December 31, 2010, the general account of TIAA had a maximum guaranteed minimum death benefit (“GMDB”) for separate account liabilities of $1.4 million. The amount paid for risk charges by the separate account is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2010, the general account of TIAA had paid $0.5 million towards separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as follows (in millions):

2009	$2.1
2008	$3.4
2007	$3.0
2006	$5.3

The General Account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account can not fund participant requests, the General Account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account has paid liquidity charges as follows for the past five (5) years (in millions):

2010	$13.1
2009	$12.4
2008	$19.7
2007	$19.4
2006	$3.9

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus has purchased units in the Real Estate Separate Account for the years ended at December 31 (in millions):

2010	$—
2009	$1,058.7
2008	$155.6
2007	$—
2006	$—

Additional information regarding separate accounts of the Company is as follows (in millions):

	December 31, 2010
	Non-indexed Guarantee less than/equal to 4%	Non-guaranteed Separate Accounts	Total
Premiums and considerations	$25	$2,626	$2,651
Reserves:
For accounts with assets at:
Fair value	$—	$11,704	$11,704
Amortized cost	23	—	23
Total reserves	$23	$11,704	$11,727

By withdrawal characteristics:
At fair value	$—	$11,704	$11,704
Not subject to discretionary withdrawal	23	—	23
Total reserves	$23	$11,704	$11,727

	Non-guaranteed Separate Accounts
	December 31, 2009	December 31, 2008
Premiums and considerations	$1,330	$2,035
Reserves:
For accounts with assets at:
Fair value	$8,287	$12,127
Amortized cost	—	—
Total reserves	$8,287	$12,127

By withdrawal characteristics:
At fair value	$8,287	$12,127
Not subject to discretionary withdrawal	—	—
Total reserves	$8,287	$12,127

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in millions):

	2010	2009	2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,209	$1,523	$2,217
Transfers from Separate Accounts	(1,079)	(2,810)	(6,443)
Net transfers (from) or to Separate Accounts	2,130	(1,287)	(4,226)

Reconciling Adjustments:
Fund transfer exchange loss	—	(2)	(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$2,130	$(1,289)	(4,229)

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating and investment subsidiaries. The Company has allocated expenses of $1,076 million and $955 million to its various subsidiaries and affiliates for the years ended December 31, 2010 and 2009, respectively. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by TIAA and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of TIAA. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). TIAA also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $787 million, $710 million and $1,142 million for the years ended December 31, 2010, 2009 and 2008, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2010	2009	2010	2009
CREF	$—	$—	$21.8	$40.0
Investment Management	—	1.8	2.5	—
TIAA-CREF Life	15.6	12.4	—	—
Advisors	—	—	4.8	—
Services	—	—	—	0.8
REA	—	2.6	0.7	—
Total	$15.6	$16.8	$29.8	$40.8

Note 15—federal income taxes

By charter, TIAA is a stock life insurance Company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

The application of SSAP No. 10R requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. The Company has not recorded a valuation allowance as of December 31, 2010.

B-72	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

A. Components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”), as of December 31, consisted of the following (in millions):

(1)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$12,332	$2,410	$14,742	$13,493	$2,717	$16,210	$(1,161)	$(307)	$(1,468)
b) Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (1a – 1b)	12,332	2,410	14,742	13,493	2,717	16,210	(1,161)	(307)	(1,468)
d) Deferred Tax Liabilities	294	—	294	234	21	255	60	(21)	39
e) Subtotal (Net Deferred Tax Assets) (1c – 1d )	12,038	2,410	14,448	13,259	2,696	15,955	(1,221)	(286)	(1,507)
f) Deferred Tax Assets Nonadmitted	9,294	1,908	11,202	10,827	2,696	13,523	(1,533)	(788)	(2,321)
g) Net Admitted Deferred Tax Assets (1e – 1f)	$2,744	$502	$3,246	$2,432	$—	$2,432	$312	$502	$814

(2) The Company has admitted DTAs pursuant to paragraph 10.e of SSAP No. 10R.

(3) The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows (in millions):

		Changes during 2010
	Description	Ordinary	Capital	Total
	Gross deferred tax assets	$(1,161)	$(307)	$(1,468)
	Statutory valuation allowance	—	—	—
	Adjusted gross deferred tax assets	(1,161)	(307)	(1,468)
	Gross deferred tax liabilities	60	(21)	39
	Net deferred tax asset before admissibility test	$(1,221)	$(286)	$(1,507)

10.a	Federal Income Taxes recoverable through loss carryback	$—	$—	$—
10.b.i	Adj. Gross DTA expected to be realized in one year	126	498	624
10.b.ii	10% adj. statutory capital and surplus limit	45	498	543
	Admitted pursuant to par. 10.b. (lesser of i. or ii.)	45	498	543
10.c	Admitted pursuant to par. 10.c.	60	(21)	39
10.e.i	Additional admitted pursuant to par. 10.e.i.	—	—	—
10.e.ii.a	Adj. Gross DTA expected to be realized in three years	214	49	263
10.e.ii.b	15% adj. statutory capital and surplus limit	267	4	271
	Additional admitted pursuant to par. 10.e.ii. (lesser of a. or b.)	267	4	271
10.e.iii	Additional admitted pursuant to par. 10.e.iii.	—	—	—
	Admitted deferred tax asset	372	481	853
	Deferred tax liability	60	(21)	39
	Change in net admitted DTA or DTL	$312	$502	$814

	Change in non-admitted DTA	$(1,533)	$(788)	$(2,321)

(4)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) SSAP No. 10R, Paragraph 10.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) SSAP No. 10R, Paragraph 10.b. (the lesser of paragraph 10.b.i. and 10.b.ii. below	1,666	498	2,164	1,621	—	1,621	45	498	543
c) SSAP No. 10R Paragraph 10.b.i.	1,760	498	2,258	1,634	—	1,634	126	498	624
d) SSAP No. 10R Paragraph 10.b.ii.	1,666	498	2,164	1,621	—	1,621	45	498	543
e) SSAP No. 10R Paragraph 10.c.	294	—	294	234	21	255	60	(21)	39
f) Total (4a+4b+4e)	$1,960	$498	$2,458	$1,855	$21	$1,876	$105	$477	$582
Deferred Tax Liabilities	(294)	—	(294)	(234)	(21)	(255)	(60)	21	(39)
Net admitted Deferred Tax Asset/(Liability) under Paragraph 10.a-c	$1,666	$498	$2,164	$1,621	$—	$1,621	$45	$498	$543

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(4)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 10R, Paragraph 10.e.:
g) SSAP No. 10R Paragraph 10.e.i.	$—	$—	$—	$—	$—	$—	$—	$—	$—
h) SSAP No. 10R, Paragraph 10.e.ii. (the lesser of paragraph 10.e.ii.a. and 10.e.ii.b. below	1,078	4	1,082	811	—	811	267	4	271
i) SSAP No. 10R Paragraph 10.e.ii.a.	1,903	49	1,952	1,689	—	1,689	214	49	263
j) SSAP No. 10R Paragraph 10.e.ii.b.	1,078	4	1,082	811	—	811	267	4	271
k) SSAP No. 10R Paragraph 10.e.iii.	—	—	—	—	—	—	—	—	—
I) Total (4g+4h+4k)	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271
Deferred Tax Liabilities	—	—	—	—	—	—	—	—	—
Net admitted Deferred Tax Asset/(Liability) under Paragraph 10.a-c	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271

Used in SSAP No. 10R, Paragraph 10.d.:
m) Total Adjusted Capital	xxx	xxx	$26,944	xxx	xxx	$24,305	xxx	xxx	$2,639
n) Authorized Control Level	xxx	xxx	$2,478	xxx	xxx	$2,257	xxx	xxx	$221

(5)	12/31/2010			12/31/2009			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1-4) Ordinary	(8) (Col 2-5) Capital	(9) (Col 7+8) Total
SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
a) Admitted Deferred Tax Assets	$1,666	$498	$2,164	$1,621	$—	$1,621	$45	$498	$543
b) Admitted Assets	xxx	xxx	213,462	xxx	xxx	200,917	xxx	xxx	12,545
c) Adjusted Statutory Surplus	xxx	xxx	24,074	xxx	xxx	22,033	xxx	xxx	2,041
d) Total Adjusted Capital from DTA’s	xxx	xxx	$2,164	xxx	xxx	$1,621	xxx	xxx	$543
Increases due to SSAP No. 10R, Paragraphs 10.e.:
e) Admitted Deferred Tax Assets	$1,078	$4	$1,082	$811	$—	$811	$267	$4	$271
f) Admitted Assets	xxx	xxx	$1,082	Xxx	xxx	$811	xxx	xxx	$271
g) Adjusted Statutory Surplus	xxx	xxx	$1,082	xxx	xxx	$811	xxx	xxx	$271

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No.10R, Paragraph 10bii.

	12/31/2010
	(1) Ordinary Percentage		(2) Capital Percentage		(3) (Col. 1 + 2) Total Percentage
Impact of Tax Planning Strategies (in millions)	Value	%	Value	%	Value	%
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	$402	2.7%	$547	3.7%	$949	6.4%
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	$—	0.0%	$502	15.5%	$502	15.5%

B. Temporary differences for which a DTL has not been established:

Not Applicable

B-74	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

C. Current income taxes incurred consist of the following major components (in millions):

		(1) 12/31/2010	(2) 12/31/2009	(3) (Col.1-2) Change
1.	Current Income Tax:
(a)	Federal income taxes expense	$(28)	$(58)	$30
(b)	Foreign taxes	—	—	—
(c)	Subtotal	$(28)	$(58)	$30

(d)	Federal income taxes on net capital gains	137	—	137
(e)	Utilization of capital loss carry-forwards	(137)	—	(137)
(f)	Other	—	—	—
(g)	Federal and foreign income taxes incurred	(28)	(58)	30
2.	Deferred Tax Assets:
(a)	Ordinary
	Policyholder reserves	$380	$598	(218)
	Investments	70	69	1
	Deferred acquisition costs	28	29	(1)
	Policyholder dividends accrual	586	598	(12)
	Fixed assets	75	86	(11)
	Compensation and benefits accrual	217	168	49
	Intangible Assets—Business in Force and Software	8,005	8,426	(421)
	Net operating loss carry-forward	2,296	2,905	(609)
	Other (including items < 5% of total ordinary tax assets	675	614	61
	(99)Subtotal	$12,332	$13,493	$(1,161)
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Nonadmitted	9,294	10,806	(1,512)
(d)	Admitted ordinary deferred tax assets (2a99-2b-2c)	3,038	2,687	351
(e)	Capital
	Investments	$1,793	$1,946	$(153)
	Net capital loss carry-forward	481	649	(168)
	Real estate	136	122	14
	Other (including items < 5% of total capital tax assets	—	—	—
	(99)Subtotal	$2,410	$2,717	$(307)
(f)	Statutory valuation allowance adjustment	$—	$—	$—
(g)	Nonadmitted	$1,908	$2,717	$(809)
(h)	Admitted capital deferred tax assets(2e99-2f-2g)	$502	$—	$502
(i)	Admitted deferred tax assets(2d+2h)	$3,540	$2,687	$853
3.	Deferred Tax Liabilities:
(a)	Ordinary
	Investments	$293	$233	$60
	Other (including items < 5% of total ordinary tax liabilities	1	1	—
	(99)Subtotal	$294	$234	$60
(b)	Capital
	Investments	$—	$21	$(21)
	(99)Subtotal	$—	$21	$(21)
(c)	Deferred tax liabilities (3a+3b)	$294	$255	$39

4.	Net Deferred Tax:
	Assets/Liabilities (2i—3c)	$3,246	$2,432	$814

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

D. Reconciliation of Federal income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Income Before Taxes	$1,977	$692	35.00%
Amortization of interest maintenance reserve	(76)	(27)	(1.37)%
Prepaid Expenses and Sundry Receivables (Opening Balance Adjustment)	438	154	7.79%
Prior year true-ups including Nonadmitted Partnership Tax Basis Adjustment	881	308	15.58%
Other	(23)	(7)	(0.36)%
Total	$3,197	$1,120	56.64%

Federal income tax incurred benefit		$(28)	(1.42)%
Adjustment to Surplus Related to Prior Year		45	2.28%
Change in net deferred income tax charge		1,507	76.23%
Tax effect of unrealized capital gain		(404)	(20.45)%
Total statutory income taxes		$1,120	56.64%

E. At December 31, 2010, the Company had net operating loss carry forwards expiring through the year 2023 of (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$2,683	2013
1999	1,027	2014
2001	186	2016
2002	779	2017
2003	467	2018
2004	356	2019
2008	1,061	2023
Total	$6,559

At December 31, 2010, the Company had capital loss carry forwards expiring through the year 2014 of (in millions):

Year Incurred	Capital Loss	Year of Expiration
2009	$1,374	2014
Total	$1,374

At December 31, 2010, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2006	$2	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	3	2020
Total	$11

At December 31, 2010, the Company had general business credit carry forward as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2002	$1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
2010	3	2030
Total	$29

TIAA did not incur federal income taxes in 2010 or preceding years that would be available for recoupment in the event of future net losses.

TIAA does not have any protective tax deposits on deposits with the Internal Revenue Service under IRC Sec. 6603.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts (receivable from) due to TIAA’s subsidiaries for federal income taxes were $(19) million and $70 million at December 31, 2010 and 2009, respectively. The consolidating companies, as of December 31, 2010, which file a consolidated federal income tax return with TIAA are as follows:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Enterprises, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) Covariance Capital Management, Inc.

7) ND Properties, Inc.

8) Savannah Teachers Properties, Inc.

9) TCT Holdings, Inc.

10) Teachers Advisors, Inc.

11) Oleum Holding Company, Inc.

12) Teachers Personal Investors Service, Inc.

13) T-Investment Properties Corp.

14) T-Land Corp.

15) WRC Properties, Inc.

16) TIAA-CREF Tuition Financing, Inc.

17) TIAA-CREF Trust Company, FSB

18) 730 Texas Forest Holdings, Inc.

19) TIAA Global Markets, Inc.

20) T-C Sports Co., Inc.

21) TIAA Board of Overseers

22) TIAA Realty, Inc.

B-76	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

23) TIAA Park Evanston, Inc.

25) Port Northwest IV Corporation

25) Westchester Group Investment Management, Inc.

26) Westchester Group Investment Management Holding Company, Inc.

The IRS started its examination for TIAA on April 2, 2009 for the tax years 2005 and 2006. The examination is scheduled to be completed in May of 2011. The statute of limitations for the 2007, 2008, and 2009 federal income tax returns are open until September 2011, September 2012, and September 2013 respectively.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no un-agreed adjustments.

FASB ASC 740 and Accounting Standards Update No. 2009-06 established a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FASB ASC 740 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FASB ASC 740, and not recorded any uncertain tax benefits as of December 31, 2010 or 2009.

Note 16—pension plan and post-retirement benefits

TIAA maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $36 million, $44 million and $40 million for the years ended December 31, 2010, 2009 and 2008, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2010, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	12/31/2010	12/31/2009	12/31/2008
Reconciliation of change in benefit obligation:
Benefit obligation at beginning of year	$116	$113	$99
Eligibility cost	5	5	4
Interest cost	6	7	6
Actuarial gains	10	1	9
Benefits paid	(7)	(7)	(5)
Plan amendments	—	(3)	—
Benefit obligation at end of year	$130	$116	$113
Reconciliation of funded status:
Benefit obligation at end of year
Current retirees	$99	$93	$86
Actives currently eligible to retire	31	23	27
Total obligation	130	116	113
Fair value of assets	—	—	—
Funded status	$(130)	$(116)	$(113)
Unrecognized net transition obligation	—	—	3
Unrecognized net (gain) losses	20	11	9
Unrecognized prior service cost	(1)	(1)	—
Accrued post-retirement benefit cost	$(111)	$(106)	$(101)

The net periodic post-retirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Post-retirement Benefits
	2010	2009	2008
Components of net periodic benefit cost:
Eligibility cost	$5	$5	$4
Interest cost	6	7	6
Amortization of net transition obligation and net (gain) or loss	—	1	1
Net periodic benefit cost	$11	$13	$11

The cost of post-retirement benefits includes a reduction arising from the Medicare Prescription Drug Act of 2003 (“The Act”) subsidy of $2 million for both 2010 and 2009.

The post-retirement benefit obligation for non-vested employees was approximately $33 million at December 31, 2010 and approximately $28 million at December 31, 2009.

The Company made changes (plan amendments) to its post-retirement life and health benefits during 2009. The changes included a provision that eliminates post-retirement life insurance coverage for employees who retire on or after January 1, 2010. This change is detailed in the plan amendment component in the reconciliation of the change in benefit obligation shown above.

In addition, the Company changed the post-retirement medical and dental provisions such that employees qualifying for these programs on or after January 1, 2015 will have coverage under the programs, but without any Company subsidy. These changes resulted in the reduction in the post-retirement benefit obligation for non-vested employees described above.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The Company’s proportionate share of the net pension cost of post-retirement benefits related to the pension

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

plan was approximately $5 million, $6 million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Post-retirement Benefits
	2010	2009	2008
Weighted-average assumption:
Assumptions used to determine benefit obligations
Discount rate	5.25%	5.75%	5.75%
Rate of compensation increase	0.00%	0.00%	4.00%
Assumptions used to determine net periodic benefit cost
Discount rate	5.75%	5.75%	6.25%
Rate of compensation increase	0.00%	4.00%	4.00%
Assumed health care cost trend rates:
Rates of Increase in Health Benefit Cost Pre-65 Healthcare Costs
Immediate Rate	8.50%	9.00%	9.50%
Ultimate Rate	6.00%	5.00%	5.00%
Year Ultimate Rate Reached	2018	2016	2014
Post-65 Healthcare Costs
Immediate Rate	8.00%	8.50%	9.00%
Ultimate Rate	5.25%	5.00%	5.00%
Year Ultimate Rate Reached	2018	2015	2013
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2010	2009	2008
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$14	$12	$12
Change in eligibility cost and interest cost	$1	$1	$1
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(12)	$(10)	$(10)
Change in eligibility cost and interest cost	$(1)	$(1)	$(1)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2011	$8
2012	$8
2013	$8
2014	$9
2015	$9
Total for 2016–2020	$56

Medicare Part D Subsidy Receipts
2011	$—
2012	$—
2013	$1
2014	$1
2015	$1
Total for 2016–2020	$5

The Company also maintains a non-qualified deferred compensation plan for non-employee Trustees and members of the TIAA Board of Overseers. The Company also maintains two non-qualified deferred compensation plans for non-employee Trustees and members of the TIAA Board of Overseers. The first plan provides for annual awards of $100,000 for each Trustee and $51,000 for each Overseer, which are subject to mandatory deferral into company-owned annuity contracts. The second plan enables Trustees and Overseers to voluntarily defer up to 100% of their cash retainers and committee fees. Payout of accumulations is normally made following the Trustees’ or member’s separation from the Board, either in a lump sum or in annual installments, depending on individual elections.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

The accumulated benefit obligation totaled $44 million and $47 million as of December 31, 2010 and 2009, respectively. The Company had an accrued pension cost of $45 million and $46 million and had no additional minimum liability accrued as of December 31, 2010 and 2009, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2010 or 2009.

The SERP obligations were determined based upon a discount rate of 4.77% and a rate of compensation increase is not applicable as of December 31, 2010 or 2009. In accordance with NAIC SSAP No. 89, Accounting For Pensions, A Replacement of SSAP No. 88, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid for the time periods specified on the SERP are as follows (in millions):

1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2014	$4
1/1/2015 to 12/31/2015	$4
1/1/2016 to 12/31/2020	$17

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

B-78	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

For annuities and supplementary contracts, policy and contract reserves are calculated using CARVM in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees, the reserves are calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 80% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2010		2009
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$11,704	6.5%	$8,287	4.8%
At book value without adjustment	38,128	21.1%	35,680	20.8%
Not subject to discretionary withdrawal	130,706	72.4%	127,812	74.4%
Total (gross)	180,538	100.0%	171,779	100.0%

Reinsurance ceded	—		—
Total (net)	$180,538		$171,779

Annuity reserves and deposit-type contact funds for the years ended December 31 are as follows (in millions):

	2010	2009
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$165,561	$160,455
Supplementary contracts with life contingencies	2,604	2,463
Deposit-type contract funds	646	574
Subtotal	168,811	163,492

Separate Accounts:
Annuities	11,645	8,223
Supplementary contracts with life contingencies	79	61
Deposit-type contract funds	3	3
Subtotal	11,727	8,287
Total	$180,538	$171,779

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2010, and $0.1 million at December 31, 2009. As of December 31, 2010 and December 31, 2009, TIAA had $1.0 billion and $1.1 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $12.5 million and $13.5 million at December 31, 2010 and December 31, 2009, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011. The statutory coinsurance reserve on the agreement at December 31, 2010 is approximately $17 million.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2010	2009	2008
Aggregated assumed premiums	$12	$21	$22
Reinsurance payable on paid and unpaid losses	$—	$—	$—
Modified coinsurance reserves	$202	$192	$183
(Decrease) Increase in policy and contract reserves	$(4)	$(5)	$(4)

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

In 2004, TIAA and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2010 and 2009, there were premiums in force of $16 million and $21 million, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2010	2009	2008
Insurance and annuity premiums	$16	$21	$23
Policy and contract benefits	$62	$70	$81
Increase in policy and contract reserves	$81	$95	$50
Reserves for life and health insurance	$510	$591	$686

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999. The Company had maintained a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. The commercial paper program and credit facility were both terminated effective March 5, 2010.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the year ended December 31 are as follows (in millions):

	2010	2009
Net unrealized capital gains (losses)	$1,361	$910
Asset valuation reserve	$(1,418)	$(273)
Net deferred federal income tax	$(1,507)	$(218)
Change in non-admitted assets	$2,418	$(21)
Net change in reserve valuation	$—	$2,260
Net change in separate account surplus	$121	$(301)
Issuance of surplus notes	$—	$2,000
Changes in accounting principles	$—	$1,030
Change in dividend accrual methodology	$—	$155

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2010 interest of $137 million was paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2010 and 2009, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

Subsidiary and Affiliate Guarantees:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt.

B-80	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

TGM had $2,530 million at December 31, 2010 and $3,280 million at December 31, 2009 of outstanding debt and accrued interest. On July 12, 2010, The Company increased the size of the uncommitted and unsecured 364-day revolving line of credit to TGM from $750 million to $1 billion. There was no outstanding principal or accrued interest on the line of credit as of December 31, 2010 or 2009. There were no draw downs or repayments on the line during 2010 or 2009. Subsequent to year end, TGM borrowed $610 million against the line of credit of which $105 million was repaid in 2011.

The carrying value of TGM was $(182) million and $(267) million at December 31, 2010 and December 31, 2009, respectively. Pursuant to TIAA’s guarantee of TGM, TIAA reported the negative equity of TGM as an unrealized loss.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. This agreement was not utilized during 2010.

The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2010, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 15 basis points on the undrawn committed amount. During 2010, there were 18 draw downs totaling $34 million that were repaid by December 31, 2010. During 2009, there were 7 draw downs totaling $15 million that were repaid by December 31, 2009. As of December 31, 2010 and 2009, outstanding principal plus accrued interest on this line of credit was $0.

The Company provides a $1 billion uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Mutual Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1 billion committed credit facility maintained with a group of banks. As of December 31, 2010 and 2009, neither CREF nor the Funds had utilized this line of credit.

The Company provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM, a real estate fund managed by Advisors, in which TIAA has a minority indirect equity ownership interest. During 2010, there were 4 draw downs totaling $152 million. During 2009, there were 2 draw downs totaling $5 million which were repaid by December 31, 2009. Outstanding principal and accrued interest under this line of credit totaled $30 million and $0 as of December 31, 2010 and 2009, respectively.

On October 1, 2010, the Company has provided to the Office of Thrift Supervision a written commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes for at least three years.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As a result of net participant transfers from REA, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. During 2009, the TIAA general account purchased additional $1,059 million of accumulation units in a number of separate transactions. TIAA made no additional purchases in 2010. Overall TIAA has purchased $1,214 million of accumulation units and the fair value of such units was $1,034 million as of December 31, 2010. Accumulation units owned by TIAA are included as separate account assets and valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2010, the future minimum lease payments are estimated as follows (in millions):

Year	2011	2012	2013	2014	2015	Thereafter	Total
Amount	$33	$32	$29	$22	$19	$50	$185

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2010, 2009 and 2008 was approximately $32 million, $35 million and $36 million, respectively.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Other Contingencies and Guarantees:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Note 22—borrowed money

Effective March 2009, TIAA was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The

FRBNY will lend an amount equal to the market value of the ABS less a haircut and will be secured at all times by the ABS. Loan proceeds will be disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2010, TIAA held $1,055 million of eligible asset-backed securities under the TALF program which have been pledged as collateral to support a loan outstanding payable in the amount of $960 million.

Note 23—subsequent events

In March 2011, the Company commenced a repurchase program to sell and repurchase securities for the purpose of funding general corporate obligations. During periods of excess liquidity levels, proceeds will be invested in short-term instruments.

The Company has considered the impact of the natural disaster which occurred in Japan on March 11, 2011. Currently, management has determined that, based on information presently available related to the Company’s investment portfolio and in consideration of the Company’s related exposures, any impact has not been material relative to the financial position of the Company through the date that these financial statements were available to be issued. Management will continue to evaluate and consider the potential impact to the Company.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 12, 2011, the date the financial statements were issued.

Note 24—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2010, where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
00253CHY6	$3,100,607	$1,882,904		$(1,217,703)	$1,882,904	$1,186,653	Q4 2010
00253CHZ3	1,276,822	1,024,886		(251,936)	1,024,886	899,530	Q4 2010
02660TFM0	9,072,871	8,993,573		(79,299)	8,993,573	5,104,550	Q4 2010
03762AAG4	2,101,951	2,013,090		(88,862)	2,013,090	1,179,900	Q4 2010
03762GAC0	1,545,356	1,197,715		(347,641)	1,197,715	1,017,450	Q4 2010
03762GAE6	209,324	157,847		(51,477)	157,847	289,710	Q4 2010
05947UMM7	1,960,454	36,450		(1,924,005)	36,450	149,096	Q4 2010
05947UMN5	240,004	—	*	(240,004)	—	58,764	Q4 2010
059497AE7	683,458	—	*	(683,458)	—	892,320	Q4 2010
05950VAP5	13,448,285	10,560,944		(2,887,341)	10,560,944	6,026,132	Q4 2010
05950VAT7	1,600,210	411,018		(1,189,192)	411,018	684,000	Q4 2010
059511AM7	1,035,890	—	*	(1,035,890)	—	1,105,164	Q4 2010
059511AS4	749,798	—	*	(749,798)	—	1,406,667	Q4 2010
059511AU9	845,707	—	*	(845,707)	—	1,373,330	Q4 2010
07383F6U7	2,490,124	2,094,926		(395,199)	2,094,926	3,100,870	Q4 2010
07387BAU7	1,221,650	1,190,560		(31,089)	1,190,560	2,196,301	Q4 2010
07387BEQ2	820,330	447,544		(372,786)	447,544	1,811,230	Q4 2010
07388RAL1	493,059	—	*	(493,059)	—	3,027,355	Q4 2010
07388VAL2	10,747,974	7,302,404		(3,445,570)	7,302,404	4,214,420	Q4 2010
07388YBC5	1,417,660	—	*	(1,417,660)	—	990,577	Q4 2010
07388YBE1	855,193	—	*	(855,193)	—	630,000	Q4 2010

B-82	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07401DAM3	$3,439,369	$3,083,707		$(355,662)	$3,083,707	$1,972,655	Q4 2010
12498NAC7	4,999,786	4,674,166		(325,620)	4,674,166	2,499,495	Q4 2010
12513YAM2	3,046,463	1,671,633		(1,374,830)	1,671,633	5,784,456	Q4 2010
126671R65	3,749,037	3,574,283		(174,754)	3,574,283	1,375,277	Q4 2010
126671TV8	435,057	319,559		(115,498)	319,559	168,056	Q4 2010
126671TW6	448,023	394,139		(53,884)	394,139	210,082	Q4 2010
14986DAR1	10,107,291	4,565,745		(5,541,546)	4,565,745	5,114,828	Q4 2010
14986DAT7	3,644,860	1,876,782		(1,768,078)	1,876,782	5,615,912	Q4 2010
20047EAM4	1,814,136	1,197,606		(616,529)	1,197,606	5,642,594	Q4 2010
20047QAN5	11,304,365	4,660,376		(6,643,989)	4,660,376	5,416,753	Q4 2010
20173QAK7	6,017,476	4,101,651		(1,915,825)	4,101,651	3,633,294	Q4 2010
20173QAL5	6,017,620	959,070		(5,058,550)	959,070	2,925,876	Q4 2010
20173QAM3	7,865,861	1,977,948		(5,887,913)	1,977,948	5,279,911	Q4 2010
20173QAN1	2,176,684	1,431,413		(745,272)	1,431,413	3,858,538	Q4 2010
20173QAQ4	1,257,962	589,030		(668,932)	589,030	964,680	Q4 2010
20173QAR2	582,408	375,122		(207,286)	375,122	669,900	Q4 2010
20173TAP0	1,780,482	722,541		(1,057,941)	722,541	3,688,180	Q4 2010
22544QAK5	1,798,847	709,514		(1,089,333)	709,514	6,708,762	Q4 2010
22545LAV1	304,002	301,815		(2,187)	301,815	328,910	Q4 2010
22545MAL1	1,147,301	894,975		(252,326)	894,975	2,821,098	Q4 2010
22608SAD0	3,150,813	3,071,255		(79,558)	3,071,255	600,009	Q4 2010
294751DY5	1,226,812	903,019		(323,793)	903,019	260,169	Q4 2010
36159XAJ9	19,512,730	18,670,215		(842,515)	18,670,215	10,504,542	Q4 2010
361849N57	5,009,542	4,922,538		(87,004)	4,922,538	3,074,680	Q4 2010
361849N73	1,264,245	704,838		(559,408)	704,838	4,954,623	Q4 2010
361849R61	9,617,774	7,935,307		(1,682,467)	7,935,307	4,877,148	Q4 2010
361849R79	4,702,135	963,680		(3,738,455)	963,680	2,659,464	Q4 2010
361849R87	1,586,254	866,712		(719,542)	866,712	3,096,156	Q4 2010
361849S29	426,981	326,781		(100,200)	326,781	1,165,320	Q4 2010
36228CDP5	707,260	471,909		(235,350)	471,909	1,040,356	Q4 2010
36228CWE9	4,574,013	3,905,338		(668,675)	3,905,338	2,234,865	Q4 2010
36228CYQ0	18,382,849	18,045,609		(337,240)	18,045,609	12,913,908	Q4 2010
3622ELAD8	41,439,863	40,333,121		(1,106,743)	40,333,121	32,759,823	Q4 2010
3622MSAC6	427,403	—	*	(427,403)	—	75,000	Q4 2010
362332AM0	4,533,075	4,250,580		(282,495)	4,250,580	1,500,000	Q4 2010
362334ME1	21,081,013	20,974,960		(106,052)	20,974,960	16,318,857	Q4 2010
36298JAA1	21,479,336	19,948,371		(1,530,965)	19,948,371	13,746,958	Q4 2010
46625MQ77	619,843	270,160		(349,683)	270,160	196,715	Q4 2010
46625MUH0	1,191,047	821,129		(369,918)	821,129	635,138	Q4 2010
46625YA78	3,989,943	1,223,441		(2,766,502)	1,223,441	1,199,316	Q4 2010
46625YC68	192,699	137,255		(55,444)	137,255	304,000	Q4 2010
46625YQ63	3,341,845	2,972,005		(369,839)	2,972,005	2,933,371	Q4 2010
46625YQ89	424,305	398,175		(26,130)	398,175	1,386,337	Q4 2010
46625YRB1	4,095,553	3,032,137		(1,063,415)	3,032,137	2,185,563	Q4 2010
46628FAU5	3,244,633	2,010,466		(1,234,168)	2,010,466	1,417,955	Q4 2010
46629GAP3	4,402,923	1,023,733		(3,379,190)	1,023,733	3,635,317	Q4 2010
46629GAQ1	911,998	445,384		(466,614)	445,384	1,984,740	Q4 2010
46629PAG3	4,152,176	3,729,601		(422,575)	3,729,601	2,989,477	Q4 2010
46629PAU2	625,708	491,322		(134,386)	491,322	1,395,696	Q4 2010
46629YAM1	4,299,779	4,041,162		(258,617)	4,041,162	8,095,640	Q4 2010
46629YAQ2	955,307	909,968		(45,339)	909,968	1,874,158	Q4 2010
46630AAC2	494,162	414,909		(79,253)	414,909	595,000	Q4 2010
46631BAM7	3,754,144	1,860,108		(1,894,036)	1,860,108	4,424,780	Q4 2010
46631BAN5	4,758,756	2,507,697		(2,251,059)	2,507,697	10,524,883	Q4 2010
46631BAP0	1,116,985	1,083,703		(33,282)	1,083,703	4,835,036	Q4 2010
46632HAQ4	387,089	234,521		(152,568)	234,521	640,263	Q4 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46632HAR2	$657,982	$413,493		$(244,489)	$413,493	$1,445,123	Q4 2010
50179AAL1	13,174,417	12,419,388		(755,029)	12,419,388	4,828,886	Q4 2010
50179AAM9	1,005,481	790,316		(215,165)	790,316	480,000	Q4 2010
50180CAM2	337,891	277,302		(60,588)	277,302	2,842,250	Q4 2010
52108HF82	7,459,725	5,924,508		(1,535,216)	5,924,508	5,205,529	Q4 2010
52108HV76	4,377,380	741,716		(3,635,665)	741,716	1,821,350	Q4 2010
52108MGC1	3,137,225	628,286		(2,508,939)	628,286	1,267,523	Q4 2010
52108MGD9	369,749	—	*	(369,749)	—	497,400	Q4 2010
525221EB9	27,039,152	26,946,966		(92,185)	26,946,966	21,562,436	Q4 2010
55312VAR9	9,678,413	9,608,263		(70,150)	9,608,263	7,471,935	Q4 2010
55313KAH4	8,711,805	6,978,695		(1,733,110)	6,978,695	6,165,800	Q4 2010
59022HBX9	1,360,166	449,703		(910,463)	449,703	2,575,146	Q4 2010
59025KAK8	18,903,173	14,904,466		(3,998,707)	14,904,466	9,272,020	Q4 2010
59025WAU0	3,874,226	3,161,797		(712,429)	3,161,797	1,874,928	Q4 2010
60688BAM0	1,868,835	1,400,981		(467,855)	1,400,981	2,517,984	Q4 2010
60688BAS7	1,558,562	1,157,994		(400,568)	1,157,994	2,520,386	Q4 2010
617451CA5	7,211,647	6,847,723		(363,925)	6,847,723	3,362,630	Q4 2010
61746WE97	205,421	114,771		(90,650)	114,771	713,866	Q4 2010
61746WF21	44,826	—	*	(44,826)	—	129,579	Q4 2010
61750HAN6	1,079,242	784,248		(294,993)	784,248	1,234,718	Q4 2010
61751XAJ9	1,066,523	781,536		(284,988)	781,536	3,427,585	Q4 2010
61751XAK6	685,846	571,591		(114,255)	571,591	3,196,975	Q4 2010
61751XAL4	173,370	152,936		(20,434)	152,936	1,030,404	Q4 2010
61753JAK5	6,101,236	1,100,337		(5,000,899)	1,100,337	4,938,200	Q4 2010
61753JAL3	1,461,072	613,152		(847,920)	613,152	4,701,500	Q4 2010
61753JAM1	651,003	400,720		(250,283)	400,720	3,409,210	Q4 2010
61753JAN9	436,652	238,561		(198,091)	238,561	1,621,328	Q4 2010
61754KAH8	34,531,549	32,008,838		(2,522,712)	32,008,838	20,419,998	Q4 2010
61754KAN5	14,246,522	—	*	(14,246,522)	—	11,932,260	Q4 2010
61754KAP0	2,120,835	—	*	(2,120,835)	—	3,653,011	Q4 2010
76110WQA7	14,360,762	14,183,345		(177,416)	14,183,345	6,766,953	Q4 2010
76110WRW8	2,900,673	2,557,357		(343,316)	2,557,357	720,800	Q4 2010
81375WHJ8	13,468,350	12,013,441		(1,454,909)	12,013,441	6,643,498	Q4 2010
81375WHK5	3,992,206	3,666,950		(325,256)	3,666,950	2,376,394	Q4 2010
92976UAA8	3,123,080	2,712,496		(410,584)	2,712,496	2,800,000	Q4 2010
92977RAK2	5,447,870	5,160,767		(287,104)	5,160,767	3,041,064	Q4 2010
02148FAW5	23,469,071	23,456,026		(13,045)	23,456,026	20,626,166	Q4 2010
02149HAK6	21,622,113	21,396,405		(225,708)	21,396,405	22,846,880	Q4 2010
02151CBD7	24,471,199	24,001,487		(469,711)	24,001,487	23,706,444	Q4 2010
02151NBA9	15,480,186	15,291,181		(189,004)	15,291,181	13,428,018	Q4 2010
05946XL92	11,074,631	10,989,293		(85,338)	10,989,293	9,273,597	Q4 2010
05948KB65	9,575,839	9,448,438		(127,401)	9,448,438	7,787,100	Q4 2010
05948KC98	17,059,882	17,047,745		(12,137)	17,047,745	15,271,833	Q4 2010
05948KF20	17,433,474	17,417,390		(16,083)	17,417,390	16,163,338	Q4 2010
05948KKZ1	4,378,874	4,348,094		(30,780)	4,348,094	3,162,909	Q4 2010
05948KLA5	748,470	655,160		(93,310)	655,160	968,395	Q4 2010
05948KP37	10,440,936	10,342,820		(98,115)	10,342,820	9,470,228	Q4 2010
12543TAD7	9,455,636	9,424,960		(30,676)	9,424,960	8,013,000	Q4 2010
12543UAD4	42,092,526	41,384,370		(708,155)	41,384,370	38,905,393	Q4 2010
12543UAE2	14,949,355	14,714,571		(234,783)	14,714,571	13,537,440	Q4 2010
12544AAC9	48,165,626	47,278,200		(887,426)	47,278,200	30,525,000	Q4 2010
12544DAK5	21,408,333	21,278,877		(129,455)	21,278,877	19,988,228	Q4 2010
12544DAQ2	15,270,767	15,189,090		(81,677)	15,189,090	13,553,792	Q4 2010
12544LAK7	30,760,928	30,597,504		(163,424)	30,597,504	29,382,400	Q4 2010
12544RAL2	8,573,674	8,569,990		(3,684)	8,569,990	6,884,000	Q4 2010
12545CAU4	37,156,526	37,023,160		(133,366)	37,023,160	37,092,000	Q4 2010

B-84	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667F4N2	$9,394,946	$9,362,609	$(32,336)	$9,362,609	$7,370,515	Q4 2010
12667F5J0	19,508,667	19,458,636	(50,030)	19,458,636	16,864,398	Q4 2010
12667F5Z4	6,127,911	6,074,174	(53,736)	6,074,174	23,122,722	Q4 2010
12667F5Z4	21,006,008	20,971,664	(34,343)	20,971,664	23,122,722	Q4 2010
12667F7D1	24,551,494	24,417,749	(133,745)	24,417,749	20,944,078	Q4 2010
12667FR98	1,434,383	1,345,289	(89,094)	1,345,289	2,014,288	Q4 2010
12667FYZ2	11,827,718	9,763,883	(2,063,835)	9,763,883	5,306,397	Q4 2010
12667GBA0	14,356,377	14,265,050	(91,326)	14,265,050	54,951,911	Q4 2010
12667GBA0	23,954,630	23,799,646	(154,984)	23,799,646	54,951,911	Q4 2010
12667GBA0	28,520,429	28,356,700	(163,728)	28,356,700	54,951,911	Q4 2010
12667GFB4	24,466,401	24,329,899	(136,502)	24,329,899	54,299,602	Q4 2010
12667GFB4	41,264,741	41,037,127	(227,614)	41,037,127	54,299,602	Q4 2010
12667GFT5	18,562,240	18,474,874	(87,366)	18,474,874	15,007,688	Q4 2010
12667GJG9	15,775,364	15,766,092	(9,272)	15,766,092	12,829,793	Q4 2010
12667GJR5	50,983,827	50,777,728	(206,098)	50,777,728	40,057,620	Q4 2010
12667GLE1	29,155,692	29,145,504	(10,187)	29,145,504	25,833,254	Q4 2010
12667GQA4	22,109,150	21,879,738	(229,411)	21,879,738	18,047,633	Q4 2010
12667GW74	19,617,942	19,539,187	(78,755)	19,539,187	16,537,691	Q4 2010
12668AAG0	15,979,720	15,516,771	(462,948)	15,516,771	15,873,697	Q4 2010
126694JS8	27,801,206	27,787,428	(13,778)	27,787,428	22,064,889	Q4 2010
126694W61	23,884,838	23,708,747	(176,091)	23,708,747	18,993,432	Q4 2010
126694XQ6	30,891,682	30,711,314	(180,367)	30,711,314	26,691,546	Q4 2010
12669D5V6	3,366,134	3,224,123	(142,010)	3,224,123	2,161,792	Q4 2010
12669DN79	3,832,053	3,076,024	(756,029)	3,076,024	2,305,674	Q4 2010
12669EWY8	8,695,050	8,642,661	(52,389)	8,642,661	6,982,960	Q4 2010
12669EWZ5	1,659,204	1,236,059	(423,144)	1,236,059	1,567,961	Q4 2010
12669YAF9	19,396,738	19,386,356	(10,381)	19,386,356	10,846,750	Q4 2010
12670AAF8	45,556,275	45,009,286	(546,988)	45,009,286	39,241,526	Q4 2010
161631AV8	40,499,302	40,096,350	(402,952)	40,096,350	35,712,547	Q4 2010
16163BAP9	28,514,838	28,163,886	(350,952)	28,163,886	24,986,500	Q4 2010
16165TBJ1	9,210,013	9,136,783	(73,229)	9,136,783	8,184,917	Q4 2010
170255AS2	14,567,962	14,517,614	(50,347)	14,517,614	13,461,000	Q4 2010
17025TAV3	27,400,420	27,375,370	(25,050)	27,375,370	25,509,873	Q4 2010
1729732W8	20,382,765	20,315,199	(67,565)	20,315,199	17,354,537	Q4 2010
17310AAR7	32,430,459	32,419,024	(11,435)	32,419,024	24,900,996	Q4 2010
17312FAD5	9,808,087	9,796,800	(11,287)	9,796,800	8,686,000	Q4 2010
22541Q4M1	6,735,654	6,418,429	(317,224)	6,418,429	3,526,395	Q4 2010
22541SVH8	6,484,621	6,430,759	(53,862)	6,430,759	3,627,227	Q4 2010
251510ET6	3,345,542	3,209,845	(135,696)	3,209,845	1,586,646	Q4 2010
32051DXD9	964,040	883,028	(81,012)	883,028	887,873	Q4 2010
32051DXE7	704,378	616,897	(87,480)	616,897	627,581	Q4 2010
32051G2J3	20,635,774	20,567,316	(68,458)	20,567,316	17,988,737	Q4 2010
32051GN35	27,101,137	26,907,870	(193,267)	26,907,870	19,863,250	Q4 2010
32051GP41	19,697,380	19,476,620	(220,760)	19,476,620	14,994,000	Q4 2010
32051GVL6	24,502,122	24,194,205	(307,917)	24,194,205	22,632,548	Q4 2010
362669AQ6	9,992,478	9,836,120	(156,357)	9,836,120	9,037,754	Q4 2010
46627MAC1	10,865,010	10,703,051	(161,959)	10,703,051	7,621,227	Q4 2010
46628YBK5	29,058,811	28,786,174	(272,636)	28,786,174	26,129,350	Q4 2010
46628YBP4	15,236,182	15,097,096	(139,086)	15,097,096	11,056,346	Q4 2010
52521RAS0	1,883,101	1,784,443	(98,657)	1,784,443	2,390,945	Q4 2010
576434JM7	5,273,081	4,794,747	(478,333)	4,794,747	3,308,819	Q4 2010
74951PEA2	475,728	462,483	(13,244)	462,483	381,945	Q4 2010
749577AL6	18,052,454	17,775,596	(276,858)	17,775,596	11,959,216	Q4 2010
74957EAE7	18,232,309	18,044,355	(187,954)	18,044,355	16,918,370	Q4 2010
74957EAF4	38,283,506	37,751,749	(531,757)	37,751,749	34,693,545	Q4 2010
74957VAQ2	22,154,815	21,889,958	(264,856)	21,889,958	20,054,567	Q4 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-85

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74957XAF2	$36,766,143	$36,351,790		$(414,353)	$36,351,790	$30,585,720	Q4 2010
749583AH3	10,049,814	9,934,668		(115,145)	9,934,668	4,931,266	Q4 2010
74958AAD6	13,436,388	13,414,590		(21,798)	13,414,590	27,992,687	Q4 2010
74958AAD6	18,104,247	18,066,777		(37,469)	18,066,777	27,992,687	Q4 2010
74958BAH5	25,527,559	25,194,638		(332,920)	25,194,638	22,300,818	Q4 2010
74958EAD8	48,792,758	48,664,800		(127,958)	48,664,800	43,555,000	Q4 2010
75115CAG2	7,692,270	7,620,317		(71,953)	7,620,317	7,894,687	Q4 2010
76110HQS1	4,259,476	4,133,507		(125,968)	4,133,507	4,000,830	Q4 2010
76110HX53	10,221,638	10,177,036		(44,601)	10,177,036	8,533,547	Q4 2010
76110HX87	22,805,055	22,632,748		(172,306)	22,632,748	18,830,017	Q4 2010
761118CZ9	10,039,550	10,005,568		(33,982)	10,005,568	9,365,092	Q4 2010
76114DAE4	13,559,310	13,519,856		(39,453)	13,519,856	13,404,091	Q4 2010
949772AD9	28,243,539	28,132,050		(111,489)	28,132,050	23,501,359	Q4 2010
949837AF5	68,474,786	68,353,707		(121,079)	68,353,707	44,639,062	Q4 2010
949837BE7	19,812,631	19,775,778		(36,853)	19,775,778	16,546,363	Q4 2010
949837BK3	8,514,486	8,499,688		(14,798)	8,499,688	7,110,656	Q4 2010
949837CC0	25,450,065	25,373,072		(76,992)	25,373,072	20,690,221	Q4 2010
94983BAP4	15,420,570	15,386,926		(33,644)	15,386,926	12,756,150	Q4 2010
94984AAR1	29,144,103	28,982,130		(161,973)	28,982,130	17,766,000	Q4 2010
94984AAS9	9,953,947	9,909,440		(44,507)	9,909,440	9,662,000	Q4 2010
94984FAR0	35,173,276	35,157,002		(16,274)	35,157,002	34,782,734	Q4 2010
94984HAC9	36,429,878	36,105,824		(324,054)	36,105,824	34,059,273	Q4 2010
94984XAB6	9,370,976	9,287,499		(83,476)	9,287,499	5,478,272	Q4 2010
94984XAD2	7,749,137	7,680,094		(69,042)	7,680,094	4,557,000	Q4 2010
94984XAM2	11,829,068	11,723,543		(105,524)	11,723,543	8,324,642	Q4 2010
94985JAB6	48,321,959	48,228,400		(93,559)	48,228,400	44,145,000	Q4 2010
94985JBR0	29,162,715	29,121,539		(41,176)	29,121,539	27,803,419	Q4 2010
94985JCA6	28,558,476	28,534,710		(23,766)	28,534,710	26,562,000	Q4 2010
94985LAD7	15,368,802	15,349,891		(18,911)	15,349,891	12,980,185	Q4 2010
94985RAP7	61,243,010	60,846,336		(396,674)	60,846,336	47,827,200	Q4 2010
94985WAP6	21,483,620	21,439,796		(43,823)	21,439,796	19,756,941	Q4 2010
94985WAQ4	73,940,814	73,680,424		(260,390)	73,680,424	62,384,887	Q4 2010
94985WBL4	36,878,715	36,769,287		(109,427)	36,769,287	30,262,158	Q4 2010
94986AAC2	19,180,863	19,096,840		(84,023)	19,096,840	102,925,000	Q4 2010
94986AAC2	19,329,580	19,244,820		(84,760)	19,244,820	102,925,000	Q4 2010
94986AAC2	71,734,602	71,420,325		(314,277)	71,420,325	102,925,000	Q4 2010
03702YAC4	14,400	—	²	(7,200)	7,200	7,200	Q4 2010
05947U6E3	8,003,952	—	²	(6,831,697)	1,172,255	1,172,255	Q4 2010
059500AH1	10,026,689	—	²	(7,513,799)	2,512,890	2,512,890	Q4 2010
059500AJ7	10,026,444	—	²	(7,868,105)	2,158,339	2,158,339	Q4 2010
05950EAN8	3,636,647	—	²	(1,953,272)	1,683,375	1,683,375	Q4 2010
05950VAR1	12,034,861	—	²	(8,198,726)	3,836,135	3,836,135	Q4 2010
05950WAQ1	5,075,684	—	²	(4,175,684)	900,000	900,000	Q4 2010
05950WAQ1	8,990,631	—	²	(7,394,751)	1,595,880	1,595,880	Q4 2010
05950WAQ1	9,448,183	—	²	(7,648,183)	1,800,000	1,800,000	Q4 2010
07387BEK5	9,182,390	—	²	(5,509,271)	3,673,119	3,673,119	Q4 2010
07387BEN9	3,313,391	—	²	(2,161,953)	1,151,438	1,151,438	Q4 2010
07387BEP4	1,934,097	—	²	(507,963)	1,426,134	1,426,134	Q4 2010
07388LAN0	20,528,082	—	²	(10,546,982)	9,981,100	9,981,100	Q4 2010
07388RAK3	3,642,416	—	²	(1,347,832)	2,294,584	2,294,584	Q4 2010
12513YAL4	3,894,222	—	²	(1,387,523)	2,506,699	2,506,699	Q4 2010
17310MAQ3	9,598,479	—	²	(4,877,589)	4,720,890	4,720,890	Q4 2010
20173MAM2	4,964,116	—	²	(3,466,972)	1,497,144	1,497,144	Q4 2010
20173VAK6	9,929,988	—	²	(4,177,038)	5,752,950	5,752,950	Q4 2010
20173VAL4	4,911,899	—	²	(2,286,030)	2,625,869	2,625,869	Q4 2010
20173VAM2	5,953,003	—	²	(1,723,424)	4,229,579	4,229,579	Q4 2010

B-86	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
22545LAP4	$8,021,098	$—	²	$(5,108,298)	$2,912,800	$2,912,800	Q4 2010
22545LAR0	2,280,212	—	²	(909,887)	1,370,325	1,370,325	Q4 2010
22545LAR0	3,023,211	—	²	(1,234,937)	1,788,274	1,788,274	Q4 2010
22545LAR0	3,027,075	—	²	(1,238,801)	1,788,274	1,788,274	Q4 2010
36228CXF5	4,683,448	—	²	(3,280,059)	1,403,389	1,403,389	Q4 2010
36828QSJ6	10,856,558	—	²	(5,883,307)	4,973,251	4,973,251	Q4 2010
46625YUR2	5,263,727	—	²	(2,273,135)	2,990,592	2,990,592	Q4 2010
46625YUR2	9,996,646	—	²	(4,483,016)	5,513,630	5,513,630	Q4 2010
46627QBJ6	20,048,492	—	²	(13,876,532)	6,171,960	6,171,960	Q4 2010
46629YAL3	16,040,303	—	²	(7,240,391)	8,799,912	8,799,912	Q4 2010
46630EAL4	4,873,921	—	²	(2,202,866)	2,671,055	2,671,055	Q4 2010
46631BAL9	9,862,726	—	²	(5,042,606)	4,820,120	4,820,120	Q4 2010
55312YAH5	7,081,363	—	²	(1,997,414)	5,083,949	5,083,949	Q4 2010
59022HLQ3	9,707,869	—	²	(5,299,299)	4,408,570	4,408,570	Q4 2010
59022HLQ3	10,543,736	—	²	(5,786,890)	4,756,846	4,756,846	Q4 2010
59022KAK1	22,524,821	—	²	(11,474,382)	11,050,439	11,050,439	Q4 2010
59023BAL8	4,712,257	—	²	(2,869,173)	1,843,084	1,843,084	Q4 2010
606935AP9	4,965,073	—	²	(2,827,984)	2,137,089	2,137,089	Q4 2010
61746WFS4	2,428,681	—	²	(149,158)	2,279,523	2,279,523	Q4 2010
61750HAK2	11,170,743	—	²	(5,486,895)	5,683,848	5,683,848	Q4 2010
74040KAC6	4,024,899	—	²	(919,386)	3,105,513	3,105,513	Q4 2010
92976BBV3	3,224,723	—	²	(1,242,124)	1,982,599	1,982,599	Q4 2010
92976BBV3	23,512,118	—	²	(11,765,214)	11,746,904	11,746,904	Q4 2010
92978MAL0	10,612,719	—	²	(3,872,055)	6,740,664	6,740,664	Q4 2010
92978YAK6	3,339,950	—	²	(136,180)	3,203,770	3,203,770	Q4 2010
46625MUJ6	2,326,704	—	*	(2,326,704)	—	715,289	Q3 2010
46625MQ85	1,057,827	2,824		(1,055,003)	2,824	233,586	Q3 2010
22544QAM1	487,456	27,610		(459,846)	27,610	6,078,402	Q3 2010
92978QAJ6	33,516	29,201		(4,315)	29,201	45,068	Q3 2010
50180CAV2	513,643	56,863		(456,780)	56,863	900,000	Q3 2010
50180JAL9	78,357	58,000		(20,357)	58,000	840,000	Q3 2010
07388RAM9	655,917	80,005		(575,912)	80,005	2,418,138	Q3 2010
46625YQ97	349,798	83,841		(265,957)	83,841	1,825,110	Q3 2010
07388RAN7	93,544	87,476		(6,068)	87,476	2,224,900	Q3 2010
46625M2Y4	127,218	90,542		(36,676)	90,542	168,938	Q3 2010
20173MAQ3	340,808	152,700		(188,108)	152,700	450,000	Q3 2010
53944MAC3	230,382	161,090		(69,292)	161,090	70,000	Q3 2010
03927PAG3	1,003,568	191,997		(811,571)	191,997	180,000	Q3 2010
46625YC68	1,201,084	217,132		(983,952)	217,132	770,491	Q3 2010
50180JAK1	17,728,775	251,080		(17,477,695)	251,080	5,568,380	Q3 2010
294751EN8	619,302	375,350		(243,952)	375,350	162,368	Q3 2010
03927PAH1	3,010,831	378,597		(2,632,234)	378,597	465,000	Q3 2010
03762CAD7	974,009	409,562		(564,447)	409,562	807,600	Q3 2010
46632HAQ4	502,407	410,663		(91,744)	410,663	562,770	Q3 2010
50177AAL3	928,391	418,825		(509,566)	418,825	2,683,060	Q3 2010
3622MSAC6	635,194	427,403		(207,791)	427,403	150,000	Q3 2010
42332QAM5	3,256,794	433,593		(2,823,201)	433,593	424,554	Q3 2010
52108MGD9	511,840	436,322		(75,518)	436,322	497,400	Q3 2010
46625YQ89	497,524	466,387		(31,137)	466,387	1,482,484	Q3 2010
61745MX57	2,601,720	479,664		(2,122,056)	479,664	1,481,676	Q3 2010
50180CAM2	1,960,200	490,243		(1,469,957)	490,243	2,554,245	Q3 2010
361849S29	2,229,531	509,443		(1,720,088)	509,443	3,046,218	Q3 2010
61745MU68	1,350,938	535,909		(815,029)	535,909	1,994,764	Q3 2010
361849K84	3,973,100	552,964		(3,420,136)	552,964	3,000,254	Q3 2010
07388RAL1	1,778,009	596,132		(1,181,877)	596,132	2,621,697	Q3 2010
46625MQ77	759,578	619,476		(140,102)	619,476	157,342	Q3 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-87

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61751NAQ5	$819,550	$680,057	$(139,493)	$680,057	$1,032,044	Q3 2010
36228CDP5	767,216	707,260	(59,956)	707,260	1,050,518	Q3 2010
52522HAJ1	742,508	723,061	(19,447)	723,061	707,431	Q3 2010
46625M2W8	1,031,919	782,253	(249,666)	782,253	174,387	Q3 2010
294751EM0	1,506,623	831,775	(674,848)	831,775	250,445	Q3 2010
36228CXK4	6,802,460	848,176	(5,954,284)	848,176	2,100,000	Q3 2010
805564NE7	2,078,249	897,226	(1,181,023)	897,226	284,686	Q3 2010
07387BEQ2	936,886	921,644	(15,242)	921,644	1,679,372	Q3 2010
46629GAQ1	3,340,284	960,932	(2,379,352)	960,932	1,810,975	Q3 2010
52108HZ80	1,227,132	976,255	(250,877)	976,255	2,483,719	Q3 2010
294751CV2	1,182,805	997,277	(185,528)	997,277	319,590	Q3 2010
50179AAM9	1,354,724	1,047,071	(307,653)	1,047,071	480,000	Q3 2010
46625MUH0	4,605,575	1,191,047	(3,414,528)	1,191,047	1,742,729	Q3 2010
52108MDU4	1,499,489	1,212,294	(287,195)	1,212,294	1,133,392	Q3 2010
361849N73	9,996,216	1,268,522	(8,727,694)	1,268,522	5,013,340	Q3 2010
46631BAP0	2,024,805	1,271,800	(753,005)	1,271,800	4,168,738	Q3 2010
07387BAU7	4,968,623	1,309,906	(3,658,717)	1,309,906	1,920,227	Q3 2010
46630VAP7	2,972,270	1,328,263	(1,644,007)	1,328,263	1,568,592	Q3 2010
03762CAC9	3,428,690	1,328,887	(2,099,803)	1,328,887	1,146,600	Q3 2010
20173QAQ4	1,410,974	1,353,322	(57,652)	1,353,322	964,680	Q3 2010
59022HBX9	10,248,420	1,485,949	(8,762,471)	1,485,949	2,311,735	Q3 2010
36298JAC7	1,834,754	1,633,630	(201,124)	1,633,630	750,000	Q3 2010
361849R87	10,524,919	1,707,335	(8,817,584)	1,707,335	2,773,103	Q3 2010
20173TAP0	7,846,013	1,883,441	(5,962,572)	1,883,441	3,328,123	Q3 2010
60688BAM0	2,426,047	1,968,375	(457,672)	1,968,375	2,211,318	Q3 2010
07387BEP4	2,571,979	1,969,179	(602,800)	1,969,179	1,319,047	Q3 2010
22544QAK5	3,458,269	2,028,181	(1,430,088)	2,028,181	5,817,474	Q3 2010
03762AAG4	2,267,403	2,115,821	(151,582)	2,115,821	669,000	Q3 2010
60687UAM9	2,665,917	2,224,903	(441,014)	2,224,903	1,356,766	Q3 2010
20173QAN1	6,403,967	2,305,279	(4,098,688)	2,305,279	3,359,886	Q3 2010
61751NAN2	5,016,590	2,335,548	(2,681,042)	2,335,548	1,514,820	Q3 2010
55312TAH6	4,025,969	2,425,063	(1,600,906)	2,425,063	3,848,100	Q3 2010
07383F6U7	4,544,157	2,523,716	(2,020,441)	2,523,716	2,917,320	Q3 2010
61745MX40	3,005,245	2,832,830	(172,415)	2,832,830	1,934,883	Q3 2010
61749WAJ6	3,131,729	2,976,424	(155,305)	2,976,424	2,610,356	Q3 2010
00253CHY6	3,120,280	3,102,049	(18,231)	3,102,049	1,118,999	Q3 2010
52108MGC1	3,824,197	3,155,305	(668,892)	3,155,305	1,174,873	Q3 2010
61745M6T5	5,294,616	3,219,448	(2,075,168)	3,219,448	3,402,161	Q3 2010
46628FAU5	4,037,131	3,268,489	(768,642)	3,268,489	1,305,785	Q3 2010
92976UAA8	10,526,641	3,285,654	(7,240,987)	3,285,654	1,820,000	Q3 2010
46625YQ63	4,672,578	3,377,957	(1,294,621)	3,377,957	2,935,598	Q3 2010
12513YAM2	4,194,326	3,401,151	(793,175)	3,401,151	8,093,726	Q3 2010
22545YAQ4	8,946,144	3,496,744	(5,449,400)	3,496,744	3,427,502	Q3 2010
07388RAK3	4,195,950	3,640,274	(555,676)	3,640,274	1,977,550	Q3 2010
59022HBW1	5,862,578	3,821,756	(2,040,822)	3,821,756	1,872,228	Q3 2010
46631BAM7	7,607,123	3,843,062	(3,764,061)	3,843,062	3,819,190	Q3 2010
14986DAT7	3,963,006	3,956,894	(6,112)	3,956,894	5,420,895	Q3 2010
12513YAL4	4,948,019	3,977,880	(970,139)	3,977,880	3,374,460	Q3 2010
07387BAT0	4,534,942	3,983,278	(551,664)	3,983,278	1,709,633	Q3 2010
81375WHK5	4,270,433	4,033,599	(236,834)	4,033,599	2,176,741	Q3 2010
03927PAF5	5,015,517	4,193,790	(821,727)	4,193,790	1,050,000	Q3 2010
61749WAH0	4,477,955	4,259,879	(218,076)	4,259,879	3,597,948	Q3 2010
396789KF5	4,416,306	4,367,634	(48,672)	4,367,634	1,844,566	Q3 2010
52108HV76	4,714,587	4,387,185	(327,402)	4,387,185	2,177,995	Q3 2010
46629GAP3	7,018,791	4,441,001	(2,577,790)	4,441,001	3,337,782	Q3 2010
46629YAM1	8,430,490	4,516,533	(3,913,957)	4,516,533	7,004,700	Q3 2010

B-88	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
36228CWE9	$5,010,138	$4,580,652		$(429,486)	$4,580,652	$2,300,505	Q3 2010
20173MAN0	6,985,383	4,641,381		(2,344,002)	4,641,381	2,800,000	Q3 2010
36228CXF5	4,985,507	4,710,423		(275,084)	4,710,423	1,403,265	Q3 2010
361849R79	6,014,394	4,719,268		(1,295,126)	4,719,268	2,522,106	Q3 2010
52108MDS9	10,011,964	4,776,836		(5,235,128)	4,776,836	1,859,030	Q3 2010
46630EAL4	5,014,073	4,876,733		(137,340)	4,876,733	1,607,520	Q3 2010
46631BAN5	5,386,554	5,053,566		(332,988)	5,053,566	9,091,732	Q3 2010
61754JAM0	6,257,352	5,085,114		(1,172,238)	5,085,114	3,054,182	Q3 2010
92977RAK2	6,000,000	5,455,051		(544,949)	5,455,051	2,810,760	Q3 2010
03762CAB1	22,500,000	5,549,436		(16,950,564)	5,549,436	2,837,250	Q3 2010
50180JAJ4	12,276,489	5,571,591		(6,704,898)	5,571,591	4,764,503	Q3 2010
59022HJU7	11,674,617	5,635,576		(6,039,041)	5,635,576	6,285,333	Q3 2010
94352MAG3	8,691,868	6,629,095		(2,062,773)	6,629,095	2,198,400	Q3 2010
52108HF82	7,727,956	7,452,402		(275,554)	7,452,402	5,477,803	Q3 2010
46625MZG7	14,378,021	7,761,562		(6,616,459)	7,761,562	7,068,304	Q3 2010
20173QAM3	12,864,169	7,933,958		(4,930,211)	7,933,958	4,574,089	Q3 2010
92977QAM0	9,999,889	8,976,592		(1,023,297)	8,976,592	7,785,280	Q3 2010
17310MAQ3	10,917,564	9,677,098		(1,240,466)	9,677,098	3,092,280	Q3 2010
55312VAR9	12,830,377	9,851,955		(2,978,422)	9,851,955	7,430,873	Q3 2010
14986DAR1	12,388,126	10,206,673		(2,181,453)	10,206,673	4,876,652	Q3 2010
92978MAL0	10,891,007	10,594,077		(296,930)	10,594,077	6,121,980	Q3 2010
760985XK2	11,177,627	10,796,094		(381,533)	10,796,094	5,812,531	Q3 2010
61750HAK2	12,037,386	11,184,732		(852,654)	11,184,732	4,961,112	Q3 2010
92978TAK7	14,624,706	11,979,384		(2,645,322)	11,979,384	6,905,860	Q3 2010
81375WHJ8	14,316,870	13,476,996		(839,874)	13,476,996	6,308,833	Q3 2010
22545YAN1	18,819,647	14,484,539		(4,335,108)	14,484,539	5,107,725	Q3 2010
36242DDD2	14,949,165	14,918,720		(30,445)	14,918,720	13,206,450	Q3 2010
46629YAL3	18,836,677	16,076,405		(2,760,272)	16,076,405	7,588,238	Q3 2010
61749EAE7	18,695,577	18,367,862		(327,715)	18,367,862	14,629,965	Q3 2010
36228CYQ0	19,061,878	18,417,176		(644,702)	18,417,176	10,564,431	Q3 2010
03762CAE5	20,000,000	19,175,412		(824,588)	19,175,412	4,278,000	Q3 2010
55312TAG8	20,068,059	20,027,948		(40,111)	20,027,948	9,761,480	Q3 2010
36298JAA1	24,766,309	22,359,588		(2,406,721)	22,359,588	13,478,365	Q3 2010
59022KAK1	27,077,048	22,595,965		(4,481,083)	22,595,965	15,713,334	Q3 2010
87222PAE3	28,206,921	26,236,469		(1,970,452)	26,236,469	17,684,360	Q3 2010
525221EB9	28,731,701	27,779,667		(952,034)	27,779,667	21,675,300	Q3 2010
36242DSS3	27,998,997	27,925,439		(73,558)	27,925,439	24,350,900	Q3 2010
52522HAL6	32,497,160	30,700,898		(1,796,262)	30,700,898	19,912,720	Q3 2010
337925CP4	708,577	—	*	(708,577)	—	681,596	Q3 2010
337925CZ2	610,176	—	*	(610,176)	—	548,633	Q3 2010
337925DL2	473,971	—	*	(473,971)	—	461,740	Q3 2010
337925EG2	1,044,691	—	*	(1,044,691)	—	714,399	Q3 2010
337925EH0	474,932	—	*	(474,932)	—	422,913	Q3 2010
337925EU1	1,214,988	—	*	(1,214,988)	—	1,178,254	Q3 2010
337925CA7	428,760	—	*	(428,760)	—	428,944	Q3 2010
42332QAN3	184	—	*	(184)	—	1	Q3 2010
46625MZH5	973,556	—	*	(973,556)	—	647,412	Q3 2010
50180JAR6	37,891	—	*	(37,891)	—	840,000	Q3 2010
50180JAM7	191,908	—	*	(191,908)	—	1,700,000	Q3 2010
50180CAW0	348,525	—	*	(348,525)	—	647,640	Q3 2010
493553AY7	303,149	—	*	(303,149)	—	297,426	Q3 2010
493553AW1	1,010,735	—	*	(1,010,735)	—	999,320	Q3 2010
362332AN8	398,583	—	*	(398,583)	—	500,000	Q3 2010
22544QAN9	271,620	—	*	(271,620)	—	2,556,246	Q3 2010
07388RAP2	93,508	—	*	(93,508)	—	520,000	Q3 2010
291701CS7	357,217	—	*	(357,217)	—	340,483	Q3 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
337937AK2	$555,930	$—	*	$(555,930)	$—	$722,709	Q3 2010
291701CR9	246,063	—	*	(246,063)	—	240,943	Q3 2010
291701CN8	843,207	—	*	(843,207)	—	871,099	Q3 2010
225458SA7	2,727,617	—	*	(2,727,617)	—	2,663,768	Q3 2010
22544QAP4	60,547	—	*	(60,547)	—	1,334,085	Q3 2010
36246LAH4	9,403,620	—	²	(943,600)	8,460,020	8,460,020	Q3 2010
74040KAC6	3,935,934	—	²	(934,784)	3,001,150	3,001,150	Q3 2010
55313KAJ0	7,044,613	—	²	(3,901,296)	3,143,317	3,143,317	Q3 2010
76110H5M7	85,551	57,121		(28,430)	57,121	102,751	Q3 2010
74951PEA2	515,299	501,141		(14,157)	501,141	383,289	Q3 2010
05948KLA5	794,663	789,904		(4,759)	789,904	958,430	Q3 2010
12669DN87	1,039,821	851,895		(187,926)	851,895	1,283,223	Q3 2010
76110HSH3	1,655,812	1,148,317		(507,495)	1,148,317	616,643	Q3 2010
12667FR98	1,634,046	1,588,689		(45,357)	1,588,689	1,372,774	Q3 2010
76110HHB8	2,172,936	1,711,873		(461,063)	1,711,873	1,619,613	Q3 2010
52521RAS0	2,357,220	1,999,845		(357,375)	1,999,845	1,262,735	Q3 2010
12669E4W3	2,775,166	2,218,359		(556,807)	2,218,359	2,657,258	Q3 2010
05949AA67	2,301,179	2,246,111		(55,068)	2,246,111	3,101,032	Q3 2010
76110HNQ8	2,978,792	2,836,486		(142,307)	2,836,486	1,900,872	Q3 2010
251510CY7	4,008,391	3,877,663		(130,728)	3,877,663	2,457,374	Q3 2010
12669DN79	4,281,079	3,932,407		(348,672)	3,932,407	2,303,428	Q3 2010
76110HQS1	4,582,481	4,359,220		(223,261)	4,359,220	3,995,766	Q3 2010
05948KKZ1	4,469,511	4,442,425		(27,086)	4,442,425	3,137,443	Q3 2010
576434JM7	5,523,783	5,415,092		(108,691)	5,415,092	3,306,110	Q3 2010
12667GUG6	6,076,219	5,956,519		(119,700)	5,956,519	5,270,371	Q3 2010
76110HSG5	6,261,452	6,042,010		(219,442)	6,042,010	3,928,811	Q3 2010
32051GFL4	7,399,409	7,313,027		(86,382)	7,313,027	5,749,581	Q3 2010
12667FW92	7,483,674	7,461,412		(22,262)	7,461,412	7,874,328	Q3 2010
05948KF38	7,700,164	7,591,408		(108,757)	7,591,408	7,856,195	Q3 2010
94984XAD2	7,777,291	7,755,115		(22,176)	7,755,115	4,252,391	Q3 2010
949837BK3	8,529,969	8,512,962		(17,007)	8,512,962	6,582,888	Q3 2010
12544RAL2	8,654,164	8,581,480		(72,684)	8,581,480	6,388,110	Q3 2010
12669EL95	8,835,696	8,797,872		(37,823)	8,797,872	6,601,090	Q3 2010
12669G5U1	9,025,626	8,841,996		(183,630)	8,841,996	8,322,040	Q3 2010
12669EWY8	9,139,220	8,891,603		(247,617)	8,891,603	6,957,959	Q3 2010
16165TBJ1	9,471,606	9,310,541		(161,065)	9,310,541	7,319,370	Q3 2010
94984XAB6	9,405,896	9,378,147		(27,748)	9,378,147	5,127,610	Q3 2010
12543TAD7	9,547,555	9,470,080		(77,475)	9,470,080	7,959,480	Q3 2010
76110HHA0	9,694,151	9,529,147		(165,003)	9,529,147	7,251,752	Q3 2010
17312FAD5	9,815,809	9,806,180		(9,629)	9,806,180	8,066,300	Q3 2010
362669AQ6	10,010,325	9,998,147		(12,178)	9,998,147	7,466,551	Q3 2010
05948KP37	10,530,359	10,456,348		(74,011)	10,456,348	8,709,566	Q3 2010
46627MAC1	10,932,249	10,874,923		(57,326)	10,874,923	6,533,115	Q3 2010
94984XAM2	11,873,049	11,838,358		(34,691)	11,838,358	7,959,049	Q3 2010
12667FYZ2	13,543,516	12,153,503		(1,390,013)	12,153,503	5,378,866	Q3 2010
45660LPD5	13,630,938	13,535,779		(95,159)	13,535,779	10,422,789	Q3 2010
76114DAE4	14,403,332	14,158,910		(244,422)	14,158,910	13,090,774	Q3 2010
12667GKE2	14,381,868	14,217,499		(164,369)	14,217,499	12,474,020	Q3 2010
12669YAX0	14,609,899	14,474,708		(135,191)	14,474,708	7,351,063	Q3 2010
170255AS2	14,686,766	14,580,345		(106,421)	14,580,345	12,626,625	Q3 2010
36185MEG3	14,702,269	14,698,050		(4,219)	14,698,050	13,749,795	Q3 2010
12669YAH5	15,042,278	14,902,664		(139,614)	14,902,664	11,353,622	Q3 2010
12543UAE2	14,985,389	14,972,823		(12,566)	14,972,823	13,808,141	Q3 2010
46628YBP4	15,292,671	15,243,202		(49,469)	15,243,202	10,564,104	Q3 2010
12544DAQ2	15,349,276	15,280,254		(69,022)	15,280,254	10,370,642	Q3 2010
94985LAD7	15,362,213	15,357,526		(4,687)	15,357,526	11,807,387	Q3 2010

B-90	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
94983BAP4	$15,420,761	$15,412,865		$(7,897)	$15,412,865	$12,098,625	Q3 2010
02151NBA9	15,606,580	15,520,065		(86,515)	15,520,065	12,120,095	Q3 2010
17025AAB8	16,283,347	15,828,040		(455,307)	15,828,040	16,699,980	Q3 2010
05948KC98	17,319,534	17,277,034		(42,499)	17,277,034	14,358,801	Q3 2010
05948KF20	17,618,032	17,564,850		(53,182)	17,564,850	15,131,075	Q3 2010
749577AL6	18,139,489	18,074,251		(65,238)	18,074,251	10,410,837	Q3 2010
02148YAD6	18,639,155	18,554,515		(84,640)	18,554,515	17,726,264	Q3 2010
12667GFT5	18,726,582	18,576,104		(150,477)	18,576,104	13,843,487	Q3 2010
12669YAF9	19,610,253	19,399,149		(211,104)	19,399,149	10,066,709	Q3 2010
949837BE7	19,849,775	19,801,904		(47,870)	19,801,904	15,333,220	Q3 2010
12667GW74	19,818,397	19,813,092		(5,305)	19,813,092	15,345,380	Q3 2010
12667F5Z4	21,428,561	21,294,549		(134,012)	21,294,549	17,673,695	Q3 2010
12544DAK5	21,491,809	21,405,725		(86,084)	21,405,725	16,578,519	Q3 2010
02149HAK6	21,864,991	21,660,002		(204,989)	21,660,002	20,699,706	Q3 2010
94985WAP6	21,974,515	21,939,669		(34,846)	21,939,669	19,201,255	Q3 2010
12667GQA4	22,343,996	22,294,347		(49,649)	22,294,347	16,792,289	Q3 2010
02148FAW5	24,307,551	23,980,519		(327,032)	23,980,519	19,215,067	Q3 2010
12667F7D1	24,953,037	24,876,150		(76,887)	24,876,150	19,505,863	Q3 2010
949837CC0	25,539,157	25,444,549		(94,608)	25,444,549	19,255,931	Q3 2010
74958BAH5	25,685,855	25,561,877		(123,978)	25,561,877	18,927,974	Q3 2010
16163BAP9	28,686,716	28,528,270		(158,446)	28,528,270	23,782,605	Q3 2010
94985JCA6	28,644,151	28,584,900		(59,251)	28,584,900	25,770,990	Q3 2010
46628YBK5	29,077,252	29,054,422		(22,830)	29,054,422	14,702,251	Q3 2010
94985JBR0	29,257,811	29,169,352		(88,458)	29,169,352	13,110,447	Q3 2010
12667GLE1	29,623,764	29,503,475		(120,289)	29,503,475	24,393,453	Q3 2010
12544LAK7	30,863,683	30,752,256		(111,427)	30,752,256	27,918,624	Q3 2010
02151FAD1	35,662,487	35,631,440		(31,047)	35,631,440	26,756,800	Q3 2010
94984HAC9	37,354,109	36,448,626		(905,483)	36,448,626	32,702,779	Q3 2010
74957XAF2	36,832,899	36,774,560		(58,339)	36,774,560	28,287,752	Q3 2010
94985WBL4	36,958,147	36,857,659		(100,488)	36,857,659	27,838,397	Q3 2010
17025JAB9	37,271,990	36,891,974		(380,015)	36,891,974	34,077,959	Q3 2010
12545CAU4	37,511,851	37,191,320		(320,531)	37,191,320	34,835,400	Q3 2010
12667F2J3	39,544,156	39,164,430		(379,725)	39,164,430	32,915,608	Q3 2010
161631AV8	40,692,742	40,504,204		(188,539)	40,504,204	32,871,977	Q3 2010
12543UAD4	42,273,632	42,132,737		(140,895)	42,132,737	23,735,250	Q3 2010
02147QAE2	43,134,015	42,336,150		(797,865)	42,336,150	37,748,150	Q3 2010
12670AAF8	45,917,985	45,587,433		(330,552)	45,587,433	37,380,393	Q3 2010
12544AAC9	48,512,531	48,193,800		(318,731)	48,193,800	28,169,900	Q3 2010
94985JAB6	48,450,962	48,327,700		(123,262)	48,327,700	30,442,250	Q3 2010
74958EAD8	48,969,169	48,804,200		(164,969)	48,804,200	41,046,800	Q3 2010
12667GJR5	50,995,614	50,818,362		(177,252)	50,818,362	37,041,360	Q3 2010
94985RAP7	61,403,193	61,264,640		(138,553)	61,264,640	44,305,600	Q3 2010
12667GFB4	66,405,357	66,349,512		(55,845)	66,349,512	52,004,355	Q3 2010
12667GBA0	67,787,544	67,607,741		(179,803)	67,607,741	51,342,736	Q3 2010
949837AF5	68,594,272	68,455,886		(138,386)	68,455,886	41,453,035	Q3 2010
94985WAQ4	72,997,980	72,781,248		(216,732)	72,781,248	57,469,842	Q3 2010
94986AAC2	110,671,126	110,256,395		(414,731)	110,256,395	97,475,610	Q3 2010
05948KF38	8,102,922	8,008,653		(94,269)	8,008,653	7,523,260	Q3 2010
02660TFM0	10,000,000	9,111,833		(888,167)	9,111,833	5,875,731	Q2 2010
05947UJV1	230,773	—		(230,773)	—	250,062	Q2 2010
05947UWD6	3,887	—	*	(3,887)	—	17	Q2 2010
38500XAL6	19,569,620	1,200,000		(18,369,620)	1,200,000	1,200,000	Q2 2010
38500XAM4	1,390,890	—	*	(1,390,890)	—	180,390	Q2 2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,389,414	Q2 2010
61749EAE7	20,521,789	19,037,308		(1,484,481)	19,037,308	16,444,615	Q2 2010
02147QAE2	43,607,310	43,250,000		(357,310)	43,250,000	36,456,645	Q2 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
02148FAW5	$24,764,882	$24,744,699	$(20,183)	$24,744,699	$18,944,847	Q2 2010
02148YAD6	18,959,037	18,754,083	(204,954)	18,754,083	17,217,844	Q2 2010
02149HAK6	22,147,214	21,909,031	(238,183)	21,909,031	20,032,454	Q2 2010
02151CBD7	25,594,706	25,322,620	(272,086)	25,322,620	21,171,746	Q2 2010
02151FAD1	36,260,450	35,708,000	(552,450)	35,708,000	25,848,640	Q2 2010
05948KB65	9,775,591	9,767,580	(8,011)	9,767,580	6,880,762	Q2 2010
05948KC98	17,486,605	17,465,528	(21,077)	17,465,528	13,745,026	Q2 2010
05948KF20	17,769,200	17,751,754	(17,446)	17,751,754	15,634,741	Q2 2010
05948KKZ1	4,669,696	4,553,585	(116,111)	4,553,585	3,037,480	Q2 2010
05948KLA5	943,050	848,321	(94,729)	848,321	925,782	Q2 2010
05948KP37	10,605,841	10,530,759	(75,082)	10,530,759	8,290,079	Q2 2010
05949AMP2	840,574	727,190	(113,384)	727,190	1,437,741	Q2 2010
12543UAD4	42,348,982	42,321,343	(27,639)	42,321,343	22,970,474	Q2 2010
12543UAE2	15,120,338	15,014,740	(105,598)	15,014,740	8,284,514	Q2 2010
12543XAD8	24,672,024	24,630,000	(42,024)	24,630,000	18,013,338	Q2 2010
12544DAK5	21,554,275	21,486,386	(67,889)	21,486,386	15,740,814	Q2 2010
12544DAQ2	15,401,721	15,360,128	(41,593)	15,360,128	10,058,344	Q2 2010
12544LAK7	30,938,839	30,854,400	(84,439)	30,854,400	26,452,928	Q2 2010
12544RAL2	8,678,575	8,663,000	(15,575)	8,663,000	6,057,710	Q2 2010
12545CAU4	37,809,701	37,548,000	(261,701)	37,548,000	32,720,240	Q2 2010
12667F7D1	25,272,217	25,220,610	(51,607)	25,220,610	19,089,165	Q2 2010
12667FMJ1	18,249,039	16,795,987	(1,453,052)	16,795,987	9,771,574	Q2 2010
12667FR98	2,402,990	1,819,641	(583,349)	1,819,641	1,365,102	Q2 2010
12667FYZ2	14,897,374	13,912,931	(984,443)	13,912,931	5,145,385	Q2 2010
12667G8B2	87,218	68,304	(18,914)	68,304	177,785	Q2 2010
12667GBA0	68,402,008	68,282,640	(119,368)	68,282,640	50,138,543	Q2 2010
12667GFB4	67,048,513	66,949,823	(98,690)	66,949,823	50,786,923	Q2 2010
12667GFT5	18,766,761	18,741,443	(25,318)	18,741,443	13,010,285	Q2 2010
12667GJG9	16,197,696	16,150,982	(46,714)	16,150,982	11,650,232	Q2 2010
12667GJR5	50,615,994	50,483,550	(132,444)	50,483,550	35,617,692	Q2 2010
12667GKE2	14,577,494	14,515,865	(61,629)	14,515,865	7,914,878	Q2 2010
12667GLE1	29,905,071	29,881,712	(23,359)	29,881,712	23,880,078	Q2 2010
12667GQA4	22,506,298	22,460,394	(45,904)	22,460,394	16,292,248	Q2 2010
12667GUG6	6,374,893	6,339,105	(35,788)	6,339,105	5,439,295	Q2 2010
12667GW74	19,961,817	19,886,000	(75,817)	19,886,000	14,816,578	Q2 2010
12668AAG0	17,380,632	17,270,938	(109,694)	17,270,938	16,458,570	Q2 2010
126694JS8	27,851,078	27,774,433	(76,645)	27,774,433	11,456,916	Q2 2010
12669DN79	4,405,292	4,358,244	(47,048)	4,358,244	2,268,827	Q2 2010
12669DN87	1,232,118	1,116,045	(116,073)	1,116,045	1,266,465	Q2 2010
12669E4W3	2,888,994	2,881,803	(7,191)	2,881,803	2,594,890	Q2 2010
12669YAF9	19,667,671	19,608,000	(59,671)	19,608,000	9,585,698	Q2 2010
12669YAH5	15,357,306	15,079,800	(277,506)	15,079,800	10,946,251	Q2 2010
12669YAX0	14,918,393	14,647,080	(271,313)	14,647,080	6,992,192	Q2 2010
161631AV8	40,839,369	40,694,486	(144,883)	40,694,486	31,252,349	Q2 2010
16163BAP9	28,792,721	28,700,550	(92,171)	28,700,550	23,400,306	Q2 2010
170255AS2	14,759,899	14,701,500	(58,399)	14,701,500	11,982,225	Q2 2010
17025AAB8	16,181,831	16,172,000	(9,831)	16,172,000	14,520,234	Q2 2010
17307G4H8	8,933,129	8,323,160	(609,969)	8,323,160	6,853,426	Q2 2010
17312FAD5	9,835,339	9,813,000	(22,339)	9,813,000	7,749,916	Q2 2010
251510ET6	3,857,397	3,772,604	(84,793)	3,772,604	1,528,953	Q2 2010
32051GDH5	3,252,876	1,786,149	(1,466,727)	1,786,149	3,463,472	Q2 2010
32051GFL4	7,483,229	7,445,103	(38,126)	7,445,103	5,640,328	Q2 2010
32051GVL6	25,285,339	24,685,122	(600,217)	24,685,122	20,274,599	Q2 2010
36185MEG3	14,806,237	14,698,500	(107,737)	14,698,500	13,133,460	Q2 2010
3622MPAN8	28,614,151	28,411,588	(202,563)	28,411,588	23,067,594	Q2 2010
362669AQ6	10,054,269	10,017,389	(36,880)	10,017,389	7,067,147	Q2 2010

B-92	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
45660LPD5	$13,629,843	$13,624,200		$(5,643)	$13,624,200	$9,771,779	Q2 2010
46628YBP4	15,318,147	15,300,702		(17,445)	15,300,702	10,182,346	Q2 2010
52521RAS0	2,469,848	2,467,918		(1,930)	2,467,918	1,344,928	Q2 2010
576434JM7	5,886,943	5,653,674		(233,269)	5,653,674	3,250,454	Q2 2010
576434SW5	8,120,545	7,355,638		(764,907)	7,355,638	6,446,802	Q2 2010
74951PEA2	597,326	543,209		(54,117)	543,209	436,786	Q2 2010
74957EAF4	38,358,479	38,293,596		(64,883)	38,293,596	31,920,863	Q2 2010
74957VAQ2	22,202,597	22,177,240		(25,357)	22,177,240	18,773,771	Q2 2010
749583AH3	10,118,223	10,072,116		(46,107)	10,072,116	4,455,192	Q2 2010
74958BAH5	25,784,859	25,728,036		(56,823)	25,728,036	18,448,619	Q2 2010
74958EAD8	49,154,795	48,980,000		(174,795)	48,980,000	39,845,220	Q2 2010
76110H5M7	91,144	90,400		(744)	90,400	99,457	Q2 2010
76110HHB8	2,928,571	2,269,149		(659,422)	2,269,149	1,574,575	Q2 2010
76110HNQ8	3,116,679	3,024,481		(92,198)	3,024,481	1,883,540	Q2 2010
76110HSG5	6,516,403	6,414,262		(102,141)	6,414,262	3,841,482	Q2 2010
76110HSH3	1,800,187	1,733,449		(66,738)	1,733,449	604,826	Q2 2010
761118PQ5	12,207,070	12,192,106		(14,964)	12,192,106	9,685,647	Q2 2010
94980KAQ5	547,902	379,172		(168,730)	379,172	609,386	Q2 2010
949837AF5	68,992,674	68,564,059		(428,615)	68,564,059	39,882,612	Q2 2010
949837BE7	19,954,665	19,833,968		(120,697)	19,833,968	14,590,502	Q2 2010
949837BK3	8,580,092	8,527,305		(52,787)	8,527,305	6,364,555	Q2 2010
949837CC0	25,681,333	25,528,998		(152,335)	25,528,998	18,373,777	Q2 2010
94984XAB6	9,481,753	9,414,256		(67,497)	9,414,256	5,064,834	Q2 2010
94984XAD2	7,840,833	7,784,280		(56,553)	7,784,280	4,191,274	Q2 2010
94984XAM2	11,969,285	11,883,922		(85,363)	11,883,922	7,797,417	Q2 2010
94985JAB6	48,678,798	48,455,000		(223,798)	48,455,000	29,726,700	Q2 2010
94985JBR0	29,415,431	29,263,940		(151,491)	29,263,940	12,762,503	Q2 2010
94985JCA6	28,823,651	28,677,000		(146,651)	28,677,000	24,438,870	Q2 2010
94985RAP7	61,723,029	61,427,200		(295,829)	61,427,200	44,165,632	Q2 2010
94985WAP6	22,493,083	22,415,762		(77,321)	22,415,762	19,308,138	Q2 2010
94985WAQ4	72,279,028	71,850,942		(428,086)	71,850,942	30,769,004	Q2 2010
94985WBL4	37,110,835	36,927,295		(183,540)	36,927,295	27,557,573	Q2 2010
94986AAC2	111,161,847	110,675,500		(486,347)	110,675,500	92,731,400	Q2 2010
059512AM5	26,404,034	—	²	(19,923,125)	6,480,909	6,480,909	Q2 2010
19075CAJ2	10,031,998	—	²	(5,248,178)	4,783,820	4,783,820	Q2 2010
19075CAK9	5,761,021	—	²	(385,711)	5,375,310	5,375,310	Q2 2010
19075CAN3	454,802	—	²	(4,802)	450,000	450,000	Q2 2010
36246LAH4	19,769,386	—	²	(9,647,006)	10,122,380	10,122,380	Q2 2010
36246LAJ0	17,703,838	—	²	(9,099,438)	8,604,400	8,604,400	Q2 2010
52108RAG7	28,021,097	—	²	(5,282,325)	22,738,772	22,738,772	Q2 2010
55313KAJ0	1,755,398	—	²	(84,954)	1,670,444	1,670,444	Q2 2010
55313KAJ0	1,789,364	—	²	(118,920)	1,670,444	1,670,444	Q2 2010
55313KAJ0	3,863,753	—	²	(105,254)	3,758,499	3,758,499	Q2 2010
61746WFS4	2,614,031	—	²	(104,456)	2,509,575	2,509,575	Q2 2010
92978YAK6	9,765,193	—	²	(5,334,123)	4,431,070	4,431,070	Q2 2010
92978YAN0	2,880,921	—	²	(222,411)	2,658,510	2,658,510	Q2 2010
92978YAT7	1,640,163	—	²	(265,163)	1,375,000	1,375,000	Q2 2010
00253CHY6	3,147,874	3,121,443		(26,431)	3,121,443	1,069,028	Q2 2010
03072SQV0	1,528,576	1,058,958		(469,618)	1,058,958	432,209	Q2 2010
03762AAG4	3,000,000	2,290,278		(709,722)	2,290,278	473,700	Q2 2010
03762CAC9	5,584,298	3,524,267		(2,060,031)	3,524,267	868,500	Q2 2010
03762CAD7	1,266,130	1,058,868		(207,262)	1,058,868	609,000	Q2 2010
03762GAC0	2,005,088	1,849,219		(155,869)	1,849,219	1,020,600	Q2 2010
05947UY28	3,872,411	3,536,539		(335,872)	3,536,539	2,304,160	Q2 2010
05950VAT7	5,719,149	1,716,939		(4,002,210)	1,716,939	684,000	Q2 2010
05950XAN6	8,880,703	113,574		(8,767,129)	113,574	5,829,948	Q2 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
07383F4H8	$4,215,294	$2,999,442	$(1,215,852)	$2,999,442	$2,092,997	Q2 2010
07383F6U7	5,012,020	4,551,163	(460,857)	4,551,163	2,193,960	Q2 2010
07387BEP4	4,526,623	2,598,305	(1,928,318)	2,598,305	1,022,967	Q2 2010
07387BEQ2	1,586,185	1,037,442	(548,743)	1,037,442	1,538,635	Q2 2010
07387BFZ1	2,845,351	2,806,498	(38,853)	2,806,498	994,117	Q2 2010
07387BGA5	1,043,338	704,201	(339,137)	704,201	475,037	Q2 2010
07388PAQ4	684,280	539,480	(144,800)	539,480	550,000	Q2 2010
07388RAK3	4,401,107	4,183,273	(217,834)	4,183,273	2,069,025	Q2 2010
07388RAL1	8,100,749	1,863,914	(6,236,835)	1,863,914	2,004,431	Q2 2010
07388RAM9	7,968,701	765,096	(7,203,605)	765,096	1,874,997	Q2 2010
07388RAN7	1,282,927	230,554	(1,052,373)	230,554	1,767,880	Q2 2010
07388RAP2	566,417	157,102	(409,315)	157,102	520,000	Q2 2010
07388VAL2	11,525,006	10,970,227	(554,779)	10,970,227	3,277,402	Q2 2010
07388YBE1	1,156,869	1,027,849	(129,020)	1,027,849	718,053	Q2 2010
12513YAL4	9,675,666	5,017,599	(4,658,067)	5,017,599	2,571,440	Q2 2010
12513YAM2	5,896,605	4,533,599	(1,363,006)	4,533,599	6,280,559	Q2 2010
12513YAP5	426,721	—	(426,721)	—	525,000	Q2 2010
126171AQ0	4,279,102	3,221,462	(1,057,640)	3,221,462	1,587,060	Q2 2010
126671R73	4,136,680	1,903,429	(2,233,251)	1,903,429	1,441,915	Q2 2010
14986DAR1	16,842,252	12,454,676	(4,387,576)	12,454,676	3,947,228	Q2 2010
14986DAT7	20,095,834	4,270,382	(15,825,452)	4,270,382	4,591,840	Q2 2010
161546DN3	629,467	370,153	(259,314)	370,153	352,676	Q2 2010
161546GN0	2,474,742	2,218,390	(256,352)	2,218,390	1,496,551	Q2 2010
161546HW9	2,109,796	1,916,133	(193,663)	1,916,133	877,420	Q2 2010
17310MAQ3	11,543,931	10,977,840	(566,091)	10,977,840	2,437,350	Q2 2010
17310MAS9	869,195	658,119	(211,076)	658,119	524,056	Q2 2010
190749AN1	454,683	—	(454,683)	—	334,555	Q2 2010
20047EAM4	17,809,954	2,262,744	(15,547,210)	2,262,744	7,551,052	Q2 2010
20047EAP7	1,939,562	86,050	(1,853,512)	86,050	4,187,072	Q2 2010
20173MAQ3	543,825	409,714	(134,111)	409,714	450,000	Q2 2010
20173QAN1	8,868,964	6,470,937	(2,398,027)	6,470,937	2,766,705	Q2 2010
20173QAQ4	1,819,040	1,504,220	(314,820)	1,504,220	964,680	Q2 2010
21075WBA2	1,992,829	1,695,008	(297,821)	1,695,008	1,755,083	Q2 2010
21075WCJ2	1,024,488	991,680	(32,808)	991,680	919,230	Q2 2010
22544QAK5	7,527,566	3,664,397	(3,863,169)	3,664,397	4,856,256	Q2 2010
22544QAM1	1,598,153	928,636	(669,517)	928,636	4,888,517	Q2 2010
22544QAN9	462,771	405,235	(57,536)	405,235	2,008,916	Q2 2010
22544QAP4	260,514	141,114	(119,400)	141,114	1,063,716	Q2 2010
22544QAQ2	432,694	—	(432,694)	—	1,627,740	Q2 2010
225458SA7	18,121,902	2,904,026	(15,217,876)	2,904,026	2,131,445	Q2 2010
225458SB5	9,869,737	—	(9,869,737)	—	1,281,595	Q2 2010
225470G80	9,885,679	9,314,838	(570,841)	9,314,838	3,586,580	Q2 2010
225470H22	829,081	674,362	(154,719)	674,362	930,776	Q2 2010
294751CV2	1,421,894	1,210,588	(211,306)	1,210,588	325,129	Q2 2010
361849K84	7,525,132	4,018,985	(3,506,147)	4,018,985	4,018,985	Q2 2010
361849K92	7,623,154	—	(7,623,154)	—	3,325,906	Q2 2010
361849S29	4,640,299	2,288,639	(2,351,660)	2,288,639	2,291,990	Q2 2010
36228CXK4	14,004,526	6,878,135	(7,126,391)	6,878,135	2,100,000	Q2 2010
3622MSAC6	935,442	768,560	(166,882)	768,560	450,000	Q2 2010
362332AT5	166,263	—	(166,263)	—	2,198,895	Q2 2010
36298JAA1	27,099,044	24,822,176	(2,276,868)	24,822,176	12,400,025	Q2 2010
36298JAC7	5,139,995	1,949,799	(3,190,196)	1,949,799	1,200,000	Q2 2010
42332QAN3	1,680,985	861,180	(819,805)	861,180	220,625	Q2 2010
449670FA1	1,137,158	989,132	(148,026)	989,132	824,067	Q2 2010
46625M2W8	1,190,469	1,035,452	(155,017)	1,035,452	172,779	Q2 2010
46625M2Y4	304,618	148,459	(156,159)	148,459	166,916	Q2 2010

B-94	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46625MQ85	$1,454,205	$1,055,723		$(398,482)	$1,055,723	$129,182	Q2 2010
46625MQ93	263,036	—	*	(263,036)	—	121,269	Q2 2010
46625MUJ6	3,233,936	2,328,338		(905,598)	2,328,338	915,605	Q2 2010
46625MZH5	1,098,149	973,556		(124,593)	973,556	600,519	Q2 2010
46625MZJ1	229,904	—	*	(229,904)	—	480,692	Q2 2010
46625YC68	1,920,693	1,211,550		(709,143)	1,211,550	801,566	Q2 2010
46625YQ63	5,852,943	4,691,374		(1,161,569)	4,691,374	2,214,827	Q2 2010
46625YQ89	1,091,980	539,080		(552,900)	539,080	1,126,233	Q2 2010
46625YQ97	652,152	415,318		(236,834)	415,318	1,398,630	Q2 2010
46628FAU5	4,912,849	4,049,667		(863,182)	4,049,667	1,006,440	Q2 2010
46629GAQ1	3,896,818	3,365,021		(531,797)	3,365,021	1,352,515	Q2 2010
46629PAU2	2,702,265	690,309		(2,011,956)	690,309	983,460	Q2 2010
46629YAM1	13,707,049	8,592,792		(5,114,257)	8,592,792	6,450,580	Q2 2010
46630AAC2	688,305	577,839		(110,466)	577,839	595,000	Q2 2010
46630AAG3	354,138	345,685		(8,453)	345,685	360,000	Q2 2010
46631BAM7	9,824,117	7,639,563		(2,184,554)	7,639,563	3,573,100	Q2 2010
46631BAN5	20,305,019	5,730,812		(14,574,207)	5,730,812	8,501,437	Q2 2010
46631BAP0	3,520,588	2,243,276		(1,277,312)	2,243,276	3,436,631	Q2 2010
46632HAQ4	644,565	523,138		(121,427)	523,138	487,451	Q2 2010
46632HAR2	1,000,083	789,774		(210,309)	789,774	968,281	Q2 2010
50179AAM9	2,402,327	1,391,550		(1,010,777)	1,391,550	480,000	Q2 2010
50180CAM2	2,358,833	2,090,558		(268,275)	2,090,558	1,991,243	Q2 2010
50180JAK1	20,070,456	17,763,790		(2,306,666)	17,763,790	4,400,140	Q2 2010
50180JAL9	3,748,058	176,580		(3,571,478)	176,580	840,000	Q2 2010
50180JAM7	1,106,615	432,446		(674,169)	432,446	1,700,000	Q2 2010
50180JAR6	308,480	212,024		(96,456)	212,024	840,000	Q2 2010
52108HV76	5,010,652	4,725,295		(285,357)	4,725,295	1,674,835	Q2 2010
52108HZ80	4,919,590	1,306,664		(3,612,926)	1,306,664	1,793,141	Q2 2010
52108MDU4	2,403,634	1,590,363		(813,271)	1,590,363	977,760	Q2 2010
52108MGC1	4,348,789	3,833,542		(515,247)	3,833,542	923,270	Q2 2010
52108MGD9	4,934,933	577,539		(4,357,394)	577,539	497,400	Q2 2010
52108RCK6	6,079,350	2,445,872		(3,633,478)	2,445,872	853,528	Q2 2010
525221JV0	1,204,722	1,143,027		(61,695)	1,143,027	1,219,341	Q2 2010
52522HAL6	33,516,549	32,632,083		(884,466)	32,632,083	18,025,164	Q2 2010
53944MAC3	589,299	230,382		(358,917)	230,382	420,000	Q2 2010
55312TAH6	7,043,679	4,110,302		(2,933,377)	4,110,302	2,912,630	Q2 2010
55312VAR9	19,759,184	12,962,511		(6,796,673)	12,962,511	5,571,293	Q2 2010
55312YAH5	7,938,163	7,162,925		(775,238)	7,162,925	4,310,000	Q2 2010
55312YAJ1	1,059,807	891,680		(168,127)	891,680	2,550,000	Q2 2010
55313KAH4	9,999,723	8,754,244		(1,245,479)	8,754,244	4,566,120	Q2 2010
59022HBX9	10,266,655	10,211,952		(54,703)	10,211,952	4,731,891	Q2 2010
59023BAN4	1,021,114	1,018,056		(3,058)	1,018,056	770,000	Q2 2010
60687UAM9	3,361,402	2,705,553		(655,849)	2,705,553	1,074,526	Q2 2010
60687VAN5	32,425	27,267		(5,158)	27,267	749,891	Q2 2010
617451FW4	3,284,135	3,248,440		(35,695)	3,248,440	549,494	Q2 2010
61745M6T5	6,514,086	5,299,526		(1,214,560)	5,299,526	2,651,250	Q2 2010
61745MX57	2,849,974	2,608,523		(241,451)	2,608,523	1,120,443	Q2 2010
61749MAG4	108,945	92,067		(16,878)	92,067	345,736	Q2 2010
61750HAN6	2,178,763	1,209,245		(969,518)	1,209,245	753,703	Q2 2010
61750YAF6	32,430,105	32,248,898		(181,207)	32,248,898	26,973,444	Q2 2010
61751NAQ5	1,387,727	864,604		(523,123)	864,604	805,440	Q2 2010
61751NAR3	714,999	378,635		(336,364)	378,635	400,000	Q2 2010
61751XAJ9	3,806,023	1,176,416		(2,629,607)	1,176,416	2,239,730	Q2 2010
61751XAK6	991,153	807,197		(183,956)	807,197	2,016,340	Q2 2010
61751XAL4	287,819	225,267		(62,552)	225,267	687,532	Q2 2010
61754KAP0	2,678,454	2,541,397		(137,057)	2,541,397	3,684,741	Q2 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-95

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
643529AD2	$12,102,280	$11,103,196		$(999,084)	$11,103,196	$8,263,928	Q2 2010
74438WAN6	1,082,617	400,684		(681,933)	400,684	35,420	Q2 2010
760985YY1	831,763	605,023		(226,740)	605,023	143,230	Q2 2010
76110WRX6	1,417,999	758,223		(659,776)	758,223	583,292	Q2 2010
86359B4V0	21,641,235	20,762,501		(878,734)	20,762,501	14,349,507	Q2 2010
86359DMX2	49,984,375	47,927,368		(2,057,007)	47,927,368	32,510,440	Q2 2010
87222PAE3	29,238,524	28,382,087		(856,437)	28,382,087	15,820,916	Q2 2010
92977QAM0	20,053,514	10,149,716		(9,903,798)	10,149,716	5,842,480	Q2 2010
92978MAL0	11,091,220	10,867,453		(223,767)	10,867,453	4,429,080	Q2 2010
92978MAN6	7,874,789	1,282,000		(6,592,789)	1,282,000	5,840,200	Q2 2010
92978MAT3	130,171	—		(130,171)	—	435,680	Q2 2010
92978TAK7	20,062,978	14,704,038		(5,358,940)	14,704,038	5,308,880	Q2 2010
92978TAL5	22,273,467	4,978,080		(17,295,387)	4,978,080	6,427,860	Q2 2010
92978TAM3	5,018,168	4,288,449		(729,719)	4,288,449	5,558,910	Q2 2010
93934DAR8	63,646	54,032		(9,614)	54,032	44,885	Q2 2010
94352LAA8	753,269	703,329		(49,940)	703,329	780,244	Q2 2010
94352MAG3	10,000,000	8,713,521		(1,286,479)	8,713,521	2,076,900	Q2 2010
939344AN7	6,065,430	—	²	(1,272,720)	4,792,710	4,792,710	Q2 2010
36246LAH4	10,122,380	—	²	(718,760)	9,403,620	9,403,620	Q2 2010
52108RAG7	22,738,772	—	²	(1,975,596)	20,763,176	20,763,176	Q2 2010
55313KAJ0	7,099,387	—	²	(54,774)	7,044,613	7,044,613	Q2 2010
61746WFS4	2,509,576	—	²	(80,894)	2,428,682	2,428,682	Q2 2010
92978YAK6	4,431,070	—	²	(1,091,120)	3,339,950	3,339,950	Q2 2010
92978YAN0	2,658,510	—	²	(314,085)	2,344,425	2,344,425	Q2 2010
00253CHK6	2,245,378	1,955,804		(289,574)	1,955,804	1,174,423	Q1 2010
74040KAC6	6,795,019	—	²	(2,859,085)	3,935,934	3,935,934	Q1 2010
03702YAC4	25,200	—	²	(10,800)	14,400	14,400	Q1 2010
55312TAR4	650,808	—	²	(165,128)	485,680	485,680	Q1 2010
00253CHZ3	1,380,622	1,351,331		(29,291)	1,351,331	674,212	Q1 2010
02147QAE2	45,092,898	43,634,925		(1,457,973)	43,634,925	35,987,230	Q1 2010
02148FAW5	26,144,301	25,008,260		(1,136,041)	25,008,260	18,776,720	Q1 2010
02148YAD6	19,568,230	18,986,984		(581,246)	18,986,984	17,070,532	Q1 2010
02149HAK6	23,392,360	22,157,145		(1,235,215)	22,157,145	19,738,678	Q1 2010
02151CBD7	27,542,769	25,854,585		(1,688,184)	25,854,585	23,165,668	Q1 2010
02151FAD1	37,054,586	36,269,400		(785,186)	36,269,400	25,475,656	Q1 2010
02151NBA9	17,316,643	15,671,369		(1,645,274)	15,671,369	8,688,977	Q1 2010
03072SQV0	2,402,016	1,539,826		(862,190)	1,539,826	447,980	Q1 2010
036510AB1	2,640,442	2,216,364		(424,078)	2,216,364	502,060	Q1 2010
03762CAC9	9,000,000	5,654,271		(3,345,729)	5,654,271	1,626,300	Q1 2010
03762CAD7	6,000,000	1,372,918		(4,627,082)	1,372,918	1,165,200	Q1 2010
03762GAC0	10,500,000	2,177,454		(8,322,546)	2,177,454	2,088,450	Q1 2010
03762GAE6	2,700,000	374,568		(2,325,432)	374,568	610,740	Q1 2010
05947UMP0	220,115	—	*	(220,115)	—	268,157	Q1 2010
05947UMQ8	40,439	—	*	(40,439)	—	7,346	Q1 2010
05947UVZ8	318,015	298,794		(19,221)	298,794	11,341	Q1 2010
05947UWA2	160,955	—	*	(160,955)	—	5,670	Q1 2010
05947UWB0	38,213	—	*	(38,213)	—	11	Q1 2010
05947UWC8	37,462	—	*	(37,462)	—	11	Q1 2010
05947UY28	4,010,191	3,876,118		(134,073)	3,876,118	2,551,720	Q1 2010
05947UY51	7,831,831	68,014		(7,763,817)	68,014	4,118,618	Q1 2010
05947UY77	9,757,427	86,694		(9,670,733)	86,694	2,848,530	Q1 2010
05948KB65	9,967,742	9,779,206		(188,536)	9,779,206	6,793,636	Q1 2010
05948KC98	17,655,061	17,488,890		(166,171)	17,488,890	13,601,691	Q1 2010
05948KF20	17,999,982	17,770,893		(229,089)	17,770,893	15,539,459	Q1 2010
05948KLA5	1,682,897	966,410		(716,487)	966,410	922,443	Q1 2010
05948KP37	10,677,570	10,605,671		(71,899)	10,605,671	8,190,960	Q1 2010

B-96	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05949AA67	$4,729,113	$2,495,578	$(2,233,535)	$2,495,578	$3,005,167	Q1 2010
05949AA75	255,894	251,887	(4,007)	251,887	430,578	Q1 2010
05949AM23	1,731,479	910,147	(821,332)	910,147	1,872,146	Q1 2010
05949AM31	358,619	174,351	(184,268)	174,351	328,060	Q1 2010
05949AMN7	6,185,487	5,227,430	(958,057)	5,227,430	4,028,445	Q1 2010
05949AMP2	2,112,024	867,709	(1,244,315)	867,709	1,432,633	Q1 2010
05949TBF5	19,631,054	19,565,964	(65,090)	19,565,964	16,488,408	Q1 2010
059500AM0	223,440	187,083	(36,357)	187,083	223,440	Q1 2010
05950XAN6	12,038,356	8,926,103	(3,112,253)	8,926,103	5,155,668	Q1 2010
059511AM7	1,289,986	1,249,704	(40,282)	1,249,704	1,392,444	Q1 2010
059511AS4	1,188,469	1,011,351	(177,118)	1,011,351	1,314,724	Q1 2010
059511AU9	1,414,062	1,236,027	(178,035)	1,236,027	1,730,310	Q1 2010
07383F5T1	4,790,399	4,327,654	(462,745)	4,327,654	1,797,485	Q1 2010
07387BGA5	1,400,027	1,067,771	(332,256)	1,067,771	394,127	Q1 2010
07388RAN7	2,618,137	1,403,761	(1,214,376)	1,403,761	1,527,310	Q1 2010
07388RAP2	923,296	652,661	(270,635)	652,661	585,000	Q1 2010
07388YBC5	1,667,650	1,652,127	(15,523)	1,652,127	1,013,894	Q1 2010
07388YBE1	1,280,301	1,239,645	(40,656)	1,239,645	651,277	Q1 2010
12513YAL4	10,033,170	9,682,091	(351,079)	9,682,091	2,297,280	Q1 2010
12513YAM2	16,421,411	6,213,015	(10,208,396)	6,213,015	5,320,833	Q1 2010
12513YAP5	668,265	489,748	(178,517)	489,748	550,000	Q1 2010
12513YAR1	10,266,538	114,284	(10,152,254)	114,284	4,599,900	Q1 2010
12543UAE2	15,131,563	15,127,220	(4,343)	15,127,220	8,170,711	Q1 2010
12543XAD8	24,797,903	24,672,225	(125,678)	24,672,225	18,039,990	Q1 2010
12544ABJ3	13,091,155	12,070,878	(1,020,277)	12,070,878	12,263,022	Q1 2010
12544DAK5	21,675,290	21,552,653	(122,637)	21,552,653	15,549,424	Q1 2010
12544DAQ2	15,572,064	15,404,221	(167,843)	15,404,221	9,926,487	Q1 2010
12558MBP6	4,464,218	2,194,447	(2,269,771)	2,194,447	1,602,262	Q1 2010
12566RAG6	38,921,572	36,322,540	(2,599,032)	36,322,540	29,557,714	Q1 2010
126378AG3	13,400,744	11,953,260	(1,447,484)	11,953,260	9,307,516	Q1 2010
126378AH1	14,653,389	13,107,947	(1,545,442)	13,107,947	8,948,331	Q1 2010
126670GR3	6,435,271	6,134,841	(300,430)	6,134,841	2,553,352	Q1 2010
126670QT8	3,567,630	3,532,757	(34,873)	3,532,757	1,735,609	Q1 2010
126671TW6	791,031	482,758	(308,273)	482,758	173,299	Q1 2010
12667F4N2	9,827,189	9,686,117	(141,072)	9,686,117	6,712,318	Q1 2010
12667F7D1	25,637,740	25,380,242	(257,498)	25,380,242	18,962,088	Q1 2010
12667FMJ1	19,236,952	18,352,895	(884,057)	18,352,895	9,673,785	Q1 2010
12667FR98	4,326,017	2,464,197	(1,861,820)	2,464,197	1,354,983	Q1 2010
12667FW92	8,268,058	8,092,925	(175,133)	8,092,925	8,186,958	Q1 2010
12667FYZ2	19,181,294	15,089,537	(4,091,757)	15,089,537	5,129,987	Q1 2010
12667G8B2	91,097	88,957	(2,140)	88,957	179,961	Q1 2010
12667GBA0	69,058,015	68,732,995	(325,020)	68,732,995	49,770,826	Q1 2010
12667GFB4	67,640,171	67,336,274	(303,897)	67,336,274	50,440,009	Q1 2010
12667GFT5	19,136,757	18,770,374	(366,383)	18,770,374	12,774,402	Q1 2010
12667GJG9	16,350,299	16,229,555	(120,744)	16,229,555	11,513,931	Q1 2010
12667GJR5	50,384,658	50,284,751	(99,907)	50,284,751	34,930,567	Q1 2010
12667GKE2	14,834,096	14,618,697	(215,399)	14,618,697	7,806,783	Q1 2010
12667GLE1	30,077,725	30,005,580	(72,145)	30,005,580	23,611,971	Q1 2010
12667GQA4	22,619,726	22,510,909	(108,817)	22,510,909	16,091,161	Q1 2010
12667GUG6	6,835,517	6,537,866	(297,651)	6,537,866	5,463,941	Q1 2010
12667GW74	20,027,382	19,963,420	(63,962)	19,963,420	14,633,914	Q1 2010
12668AAG0	18,586,413	17,911,328	(675,085)	17,911,328	16,654,665	Q1 2010
12668ASQ9	27,229,913	25,937,547	(1,292,366)	25,937,547	22,812,379	Q1 2010
12668ASR7	7,317,769	6,886,618	(431,151)	6,886,618	4,037,703	Q1 2010
12669DN79	4,528,692	4,471,443	(57,249)	4,471,443	2,271,979	Q1 2010
12669DN87	1,895,658	1,279,333	(616,325)	1,279,333	1,264,284	Q1 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12669E4W3	$4,764,288	$2,964,336	$(1,799,952)	$2,964,336	$2,585,613	Q1 2010
12669EL95	9,268,819	9,039,136	(229,683)	9,039,136	6,425,375	Q1 2010
12669EWY8	9,536,306	9,367,430	(168,876)	9,367,430	6,773,222	Q1 2010
12669EWZ5	2,824,872	1,934,891	(889,981)	1,934,891	1,526,678	Q1 2010
12669G5U1	9,149,772	9,036,280	(113,492)	9,036,280	7,866,346	Q1 2010
12669YAH5	16,359,710	15,365,488	(994,222)	15,365,488	7,308,981	Q1 2010
12669YAX0	15,297,865	14,926,570	(371,295)	14,926,570	6,898,128	Q1 2010
14986DAT7	24,625,401	20,166,978	(4,458,423)	20,166,978	4,189,337	Q1 2010
152314DS6	1,127,221	801,232	(325,989)	801,232	430,502	Q1 2010
152314DT4	340,216	163,344	(176,872)	163,344	285,159	Q1 2010
161546DN3	737,959	631,245	(106,714)	631,245	383,371	Q1 2010
161546DP8	757,971	437,227	(320,744)	437,227	276,098	Q1 2010
161546EC6	1,632,334	737,755	(894,579)	737,755	775,601	Q1 2010
161546ED4	1,026,193	150,374	(875,819)	150,374	122,313	Q1 2010
161546ET9	1,741,926	805,218	(936,708)	805,218	460,741	Q1 2010
161546FK7	2,617,221	1,184,558	(1,432,663)	1,184,558	1,193,016	Q1 2010
161546FY7	2,174,201	1,131,814	(1,042,387)	1,131,814	901,447	Q1 2010
161546GN0	3,527,196	2,676,088	(851,108)	2,676,088	1,565,295	Q1 2010
161546HW9	2,319,369	2,179,089	(140,280)	2,179,089	914,234	Q1 2010
161546HX7	2,309,448	754,383	(1,555,065)	754,383	783,254	Q1 2010
161551FV3	428,801	168,509	(260,292)	168,509	139,347	Q1 2010
161551FW1	102,065	17,042	(85,023)	17,042	6,631	Q1 2010
16163BAP9	28,961,620	28,795,776	(165,844)	28,795,776	23,240,422	Q1 2010
16165LAG5	13,413,371	13,314,507	(98,864)	13,314,507	8,095,071	Q1 2010
16165TBJ1	10,243,892	9,600,706	(643,186)	9,600,706	7,029,679	Q1 2010
17025AAB8	16,388,366	16,154,460	(233,906)	16,154,460	14,346,748	Q1 2010
17307GVK1	11,149,554	10,299,526	(850,028)	10,299,526	7,870,632	Q1 2010
17309YAD9	19,148,250	16,770,460	(2,377,790)	16,770,460	12,633,390	Q1 2010
17310AAR7	32,435,381	32,363,117	(72,264)	32,363,117	21,929,096	Q1 2010
17312FAD5	9,848,853	9,834,560	(14,293)	9,834,560	7,686,453	Q1 2010
190749AN1	1,108,586	511,945	(596,641)	511,945	360,290	Q1 2010
19075CAL7	2,833,371	2,096,747	(736,624)	2,096,747	4,471,046	Q1 2010
19075CAM5	719,222	568,626	(150,596)	568,626	851,135	Q1 2010
19075CAN3	556,895	476,463	(80,432)	476,463	500,000	Q1 2010
19075CAS2	2,932,809	2,400,723	(532,086)	2,400,723	2,419,440	Q1 2010
20047EAP7	2,599,344	2,086,554	(512,790)	2,086,554	5,188,491	Q1 2010
20173QAQ4	2,340,132	1,906,647	(433,485)	1,906,647	964,680	Q1 2010
20173QAR2	1,418,892	843,266	(575,626)	843,266	669,900	Q1 2010
22544QAK5	15,058,638	7,669,903	(7,388,735)	7,669,903	4,243,770	Q1 2010
22544QAM1	6,170,500	1,899,693	(4,270,807)	1,899,693	4,437,299	Q1 2010
22544QAN9	2,210,330	592,662	(1,617,668)	592,662	1,752,254	Q1 2010
22544QAP4	928,438	334,945	(593,493)	334,945	942,255	Q1 2010
22544QAQ2	1,521,856	574,510	(947,346)	574,510	1,467,674	Q1 2010
225458SB5	13,997,534	9,852,236	(4,145,298)	9,852,236	2,691,761	Q1 2010
22545LAT6	1,045,498	923,208	(122,290)	923,208	771,809	Q1 2010
22545LAV1	547,602	470,162	(77,440)	470,162	339,520	Q1 2010
22545XAP8	717,543	—	(717,543)	—	2,567,337	Q1 2010
22545YAS0	5,830,405	3,577,397	(2,253,008)	3,577,397	2,765,958	Q1 2010
251510CY7	6,027,410	4,221,438	(1,805,972)	4,221,438	2,388,495	Q1 2010
251510ET6	5,967,441	3,950,554	(2,016,887)	3,950,554	1,526,850	Q1 2010
251511AC5	14,805,071	14,612,272	(192,799)	14,612,272	10,668,651	Q1 2010
294751BY7	3,584,750	2,457,027	(1,127,723)	2,457,027	1,050,749	Q1 2010
294751CV2	2,670,004	1,445,990	(1,224,014)	1,445,990	475,977	Q1 2010
294751DH2	2,155,248	1,701,535	(453,713)	1,701,535	389,294	Q1 2010
294751DY5	1,611,177	1,242,907	(368,270)	1,242,907	272,004	Q1 2010
294751EN8	1,273,203	638,486	(634,717)	638,486	160,511	Q1 2010

B-98	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
294751FB3	$4,469,940	$2,159,859		$(2,310,081)	$2,159,859	$1,262,440	Q1 2010
294751FC1	1,232,038	609,805		(622,233)	609,805	514,437	Q1 2010
294754AY2	5,323,066	5,073,326		(249,740)	5,073,326	4,147,640	Q1 2010
32051GDH5	3,970,409	3,264,438		(705,971)	3,264,438	3,409,527	Q1 2010
32051GFL4	7,578,722	7,537,146		(41,576)	7,537,146	5,595,466	Q1 2010
36228CYQ0	23,086,753	19,954,462		(3,132,291)	19,954,462	7,527,524	Q1 2010
3622ECAH9	5,882,873	4,421,834		(1,461,039)	4,421,834	2,885,374	Q1 2010
3622ECAK2	18,750,828	16,607,826		(2,143,002)	16,607,826	11,280,108	Q1 2010
3622ELAD8	44,091,517	41,871,096		(2,220,421)	41,871,096	24,891,299	Q1 2010
3622MPBE7	50,351,907	49,993,950		(357,957)	49,993,950	40,524,485	Q1 2010
362332AT5	431,489	238,109		(193,380)	238,109	2,881,920	Q1 2010
362332AV0	399,877	—	*	(399,877)	—	1,640,000	Q1 2010
362334ME1	23,534,063	22,348,250		(1,185,813)	22,348,250	16,824,456	Q1 2010
362334QC1	9,034,890	8,860,291		(174,599)	8,860,291	6,830,887	Q1 2010
362375AD9	15,214,761	14,512,803		(701,958)	14,512,803	11,097,407	Q1 2010
36246LAJ0	20,153,020	17,736,258		(2,416,762)	17,736,258	8,786,450	Q1 2010
36246LAK7	7,434,944	7,194,912		(240,032)	7,194,912	11,114,285	Q1 2010
36246LAL5	3,694,056	306,945		(3,387,111)	306,945	7,096,560	Q1 2010
362669AQ6	10,072,205	10,055,881		(16,324)	10,055,881	6,988,691	Q1 2010
36298JAC7	7,457,412	5,205,353		(2,252,059)	5,205,353	1,300,000	Q1 2010
36828QLB0	6,650,482	5,297,161		(1,353,321)	5,297,161	1,925,996	Q1 2010
45660LPD5	13,660,835	13,628,158		(32,677)	13,628,158	9,535,212	Q1 2010
46412QAD9	4,715,407	4,220,242		(495,165)	4,220,242	2,670,797	Q1 2010
46625MQ93	446,572	295,023		(151,549)	295,023	121,263	Q1 2010
46625MR27	170,908	—	*	(170,908)	—	68,300	Q1 2010
46625YQ97	795,260	713,219		(82,041)	713,219	1,202,170	Q1 2010
46627MAC1	11,101,556	10,947,012		(154,544)	10,947,012	6,190,987	Q1 2010
46628CAD0	19,262,507	16,978,772		(2,283,735)	16,978,772	13,019,864	Q1 2010
46628SAG8	24,118,269	20,192,336		(3,925,933)	20,192,336	14,055,183	Q1 2010
46628YBP4	15,322,409	15,320,058		(2,351)	15,320,058	10,033,890	Q1 2010
46629GAQ1	5,014,990	3,913,629		(1,101,361)	3,913,629	1,142,630	Q1 2010
46629PAU2	3,005,928	2,707,139		(298,789)	2,707,139	898,887	Q1 2010
46629YAM1	15,658,620	13,795,880		(1,862,740)	13,795,880	5,507,620	Q1 2010
46630AAC2	1,551,188	728,104		(823,084)	728,104	490,000	Q1 2010
46631BAN5	28,347,649	20,421,136		(7,926,513)	20,421,136	6,896,809	Q1 2010
46631BAP0	9,891,067	3,714,812		(6,176,255)	3,714,812	2,894,337	Q1 2010
46632HAQ4	1,677,705	661,287		(1,016,418)	661,287	508,468	Q1 2010
46632HAR2	2,047,306	1,057,218		(990,088)	1,057,218	1,015,355	Q1 2010
50177AAL3	2,208,516	1,197,758		(1,010,758)	1,197,758	1,903,030	Q1 2010
50179AAM9	2,908,774	2,465,436		(443,338)	2,465,436	480,000	Q1 2010
50179AAN7	1,311,655	—	*	(1,311,655)	—	549,000	Q1 2010
50179AAS6	1,242,113	—	*	(1,242,113)	—	524,370	Q1 2010
50180JAM7	4,017,423	1,334,232		(2,683,191)	1,334,232	1,700,000	Q1 2010
50180JAR6	2,095,451	478,725		(1,616,726)	478,725	840,000	Q1 2010
52108HZ80	5,810,790	4,946,320		(864,470)	4,946,320	1,767,997	Q1 2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	Q1 2010
525221EB9	29,827,547	28,822,444		(1,005,103)	28,822,444	20,852,745	Q1 2010
525221JW8	40,440,084	34,927,611		(5,512,473)	34,927,611	25,824,420	Q1 2010
52522HAL6	39,058,866	33,636,080		(5,422,786)	33,636,080	17,901,172	Q1 2010
52523KAH7	11,907,943	11,021,602		(886,341)	11,021,602	8,733,078	Q1 2010
53944MAC3	1,630,132	589,299		(1,040,833)	589,299	420,000	Q1 2010
55312TAJ2	2,018,264	1,289,222		(729,042)	1,289,222	1,686,681	Q1 2010
55312TAK9	3,935,156	2,755,763		(1,179,393)	2,755,763	3,275,550	Q1 2010
55312YAH5	8,090,720	7,967,844		(122,876)	7,967,844	3,775,230	Q1 2010
55312YAJ1	1,551,651	1,249,295		(302,356)	1,249,295	1,950,000	Q1 2010
55312YAK8	733,206	333,928		(399,278)	333,928	880,000	Q1 2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
55312YAL6	$910,764	$—	*	$(910,764)	$—	$700,000	Q1 2010
55312YAS1	550,646	—	*	(550,646)	—	400,000	Q1 2010
55312YAT9	765,344	—	*	(765,344)	—	600,000	Q1 2010
55313KAJ0	9,661,758	7,452,367		(2,209,391)	7,452,367	5,451,815	Q1 2010
576434GR9	2,237,348	1,529,886		(707,462)	1,529,886	1,340,151	Q1 2010
576434SW5	11,213,256	8,207,145		(3,006,111)	8,207,145	6,404,670	Q1 2010
59022HEC2	1,383,042	207,699		(1,175,343)	207,699	2,685,200	Q1 2010
59022HED0	159,625	—	*	(159,625)	—	225,006	Q1 2010
59022HEE8	116,912	—	*	(116,912)	—	120,381	Q1 2010
59022HEF5	97,099	—	*	(97,099)	—	63,300	Q1 2010
59022HEG3	60,513	—	*	(60,513)	—	38,232	Q1 2010
59022HEH1	57,487	—	*	(57,487)	—	17,780	Q1 2010
59022HEJ7	102,830	—	*	(102,830)	—	125	Q1 2010
59023BAN4	1,122,794	1,105,828		(16,966)	1,105,828	700,000	Q1 2010
60687UAM9	3,497,630	3,390,262		(107,368)	3,390,262	825,381	Q1 2010
60687VAM7	657,467	431,421		(226,046)	431,421	1,131,145	Q1 2010
60687VAN5	298,309	80,935		(217,374)	80,935	641,864	Q1 2010
60688BAS7	2,250,067	1,955,270		(294,797)	1,955,270	1,571,053	Q1 2010
61745MU68	2,299,306	1,415,396		(883,910)	1,415,396	1,525,508	Q1 2010
61745MX57	3,006,452	2,853,555		(152,897)	2,853,555	1,241,373	Q1 2010
61746WF21	92,228	86,333		(5,895)	86,333	107,333	Q1 2010
61749MAG4	191,762	145,696		(46,066)	145,696	315,933	Q1 2010
61749WAH0	5,178,256	4,930,474		(247,782)	4,930,474	3,532,277	Q1 2010
61749WAJ6	3,606,906	3,446,762		(160,144)	3,446,762	2,750,651	Q1 2010
61750CAS6	5,688,819	4,877,713		(811,106)	4,877,713	2,649,141	Q1 2010
61750HAN6	4,028,870	2,229,199		(1,799,671)	2,229,199	671,389	Q1 2010
61751NAQ5	1,632,133	1,424,789		(207,344)	1,424,789	689,540	Q1 2010
61751NAR3	835,685	762,541		(73,144)	762,541	400,000	Q1 2010
61751XAL4	321,195	312,526		(8,669)	312,526	566,774	Q1 2010
61752JAF7	12,151,727	11,733,026		(418,701)	11,733,026	9,177,410	Q1 2010
61753JAM1	1,468,321	1,034,343		(433,978)	1,034,343	1,927,030	Q1 2010
61753JAN9	893,267	724,829		(168,438)	724,829	1,013,006	Q1 2010
61754KAN5	29,543,750	14,902,848		(14,640,902)	14,902,848	7,169,550	Q1 2010
61754KAP0	4,753,770	2,882,584		(1,871,186)	2,882,584	3,179,403	Q1 2010
74951PEA2	1,411,161	611,715		(799,446)	611,715	798,880	Q1 2010
749577AL6	18,344,213	18,173,451		(170,762)	18,173,451	9,351,820	Q1 2010
74958BAH5	26,688,678	25,795,063		(893,615)	25,795,063	18,183,241	Q1 2010
74958EAD8	49,330,341	49,156,800		(173,541)	49,156,800	39,456,610	Q1 2010
75115CAG2	8,686,890	8,574,274		(112,616)	8,574,274	8,132,934	Q1 2010
75971EAF3	426,984	364,335		(62,649)	364,335	261,375	Q1 2010
759950GW2	11,000,000	9,571,051		(1,428,949)	9,571,051	5,472,159	Q1 2010
7609854A6	33,830,344	30,009,356		(3,820,988)	30,009,356	15,941,114	Q1 2010
760985YY1	951,336	833,683		(117,653)	833,683	122,201	Q1 2010
76110H5M7	105,883	91,862		(14,021)	91,862	97,872	Q1 2010
76110HHB8	3,704,290	2,979,257		(725,033)	2,979,257	1,570,435	Q1 2010
76110HNQ8	3,421,480	3,163,808		(257,672)	3,163,808	1,875,614	Q1 2010
76110HQS1	5,909,509	4,753,597		(1,155,912)	4,753,597	3,911,273	Q1 2010
76110HQT9	1,234,187	501,006		(733,181)	501,006	552,010	Q1 2010
76110HSH3	2,599,507	1,840,661		(758,846)	1,840,661	597,846	Q1 2010
76110HX53	10,731,362	10,506,169		(225,193)	10,506,169	7,093,483	Q1 2010
76110HX87	23,928,208	23,397,766		(530,442)	23,397,766	15,777,859	Q1 2010
76110WQA7	15,542,700	14,592,408		(950,292)	14,592,408	6,411,873	Q1 2010
76110WRX6	2,811,280	1,514,494		(1,296,786)	1,514,494	597,290	Q1 2010
76110WTB2	4,358,804	4,046,507		(312,297)	4,046,507	1,956,630	Q1 2010
76110WTC0	2,897,609	969,749		(1,927,860)	969,749	1,371,019	Q1 2010
76110WTU0	2,967,641	2,806,539		(161,102)	2,806,539	1,139,118	Q1 2010

B-100	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
76110WTV8	$828,000	$529,299		$(298,701)	$529,299	$492,091	Q1 2010
76110WUL8	14,858,673	14,320,496		(538,177)	14,320,496	4,842,900	Q1 2010
76110WUM6	6,485,856	6,369,500		(116,356)	6,369,500	5,036,685	Q1 2010
76110WVT0	877,241	672,338		(204,903)	672,338	363,176	Q1 2010
76110WWK8	2,357,146	1,818,861		(538,285)	1,818,861	770,759	Q1 2010
761118CZ9	11,151,038	10,916,220		(234,818)	10,916,220	5,093,136	Q1 2010
761118PQ5	12,290,266	12,209,616		(80,650)	12,209,616	9,599,776	Q1 2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	Q1 2010
76114DAE4	15,287,451	15,118,884		(168,567)	15,118,884	13,098,239	Q1 2010
76126CJN3	232,440	—	*	(232,440)	—	—	Q1 2010
87222PAE3	35,277,842	29,398,655		(5,879,187)	29,398,655	16,122,708	Q1 2010
92976UAY6	9,767,017	8,009,215		(1,757,802)	8,009,215	5,915,670	Q1 2010
92977QAP3	8,825,113	2,097,324		(6,727,789)	2,097,324	3,343,397	Q1 2010
92977QAQ1	3,067,791	555,880		(2,511,911)	555,880	2,894,060	Q1 2010
92978MAN6	21,198,285	8,122,135		(13,076,150)	8,122,135	6,003,050	Q1 2010
92978MAT3	1,306,147	207,324		(1,098,823)	207,324	1,234,287	Q1 2010
92978QAP2	454,099	—	*	(454,099)	—	1,408,390	Q1 2010
92978QAR8	1,555,608	—	*	(1,555,608)	—	3,448,340	Q1 2010
92978QAT4	721,689	—	*	(721,689)	—	1,200,000	Q1 2010
92978YAN0	3,627,379	2,938,839		(688,540)	2,938,839	2,425,770	Q1 2010
92978YAT7	2,342,643	1,692,527		(650,116)	1,692,527	1,375,000	Q1 2010
93934DAR8	80,306	66,124		(14,182)	66,124	42,673	Q1 2010
94352LAA8	3,643,263	803,888		(2,839,375)	803,888	752,967	Q1 2010
94353CAD1	3,758,989	882,312		(2,876,677)	882,312	743,640	Q1 2010
94980KAQ5	672,475	563,431		(109,044)	563,431	608,303	Q1 2010
949837AF5	69,106,312	68,983,549		(122,763)	68,983,549	39,419,082	Q1 2010
949837BE7	19,956,633	19,950,284		(6,349)	19,950,284	14,404,911	Q1 2010
949837BK3	8,604,257	8,579,231		(25,026)	8,579,231	6,285,336	Q1 2010
94983BAP4	15,480,624	15,407,947		(72,677)	15,407,947	11,951,023	Q1 2010
94984AAR1	29,305,436	29,134,800		(170,636)	29,134,800	15,831,891	Q1 2010
94984AAS9	10,026,305	9,967,760		(58,545)	9,967,760	7,951,333	Q1 2010
94984FAR0	35,362,500	35,181,913		(180,587)	35,181,913	26,150,659	Q1 2010
94984JAK7	44,835,899	43,930,925		(904,974)	43,930,925	31,606,570	Q1 2010
94984XAB6	9,537,419	9,483,578		(53,841)	9,483,578	5,034,366	Q1 2010
94984XAD2	7,887,301	7,842,358		(44,943)	7,842,358	4,163,905	Q1 2010
94984XAM2	12,041,714	11,971,668		(70,046)	11,971,668	7,721,227	Q1 2010
94985JAB6	48,930,619	48,678,950		(251,669)	48,678,950	29,241,105	Q1 2010
94985JBR0	29,490,677	29,416,351		(74,326)	29,416,351	12,570,636	Q1 2010
94985JCA6	28,951,381	28,831,230		(120,151)	28,831,230	24,132,195	Q1 2010
94985RAP7	61,798,708	61,727,872		(70,836)	61,727,872	43,791,258	Q1 2010
94985WAP6	23,112,305	22,793,202		(319,103)	22,793,202	19,317,875	Q1 2010
94985WAQ4	71,557,171	71,525,516		(31,655)	71,525,516	30,565,698	Q1 2010
94985WBL4	37,253,580	37,102,427		(151,153)	37,102,427	27,324,140	Q1 2010
94986AAC2	111,247,247	111,160,855		(86,392)	111,160,855	80,968,395	Q1 2010
02148FAW5	28,092,012	26,534,625		(1,557,387)	26,534,625	18,680,752	Q4 2009
02149HAK6	24,244,801	23,401,542		(843,259)	23,401,542	18,845,141	Q4 2009
02151CBD7	28,168,626	27,928,844		(239,782)	27,928,844	23,040,583	Q4 2009
02151FAD1	38,605,381	37,069,441		(1,535,940)	37,069,441	24,873,276	Q4 2009
02151NBA9	18,265,546	17,329,209		(936,337)	17,329,209	8,458,155	Q4 2009
036510AB1	3,069,872	2,757,335		(312,537)	2,757,335	558,395	Q4 2009
03702YAC4	28,800	—²		(3,600)	25,200	25,200	Q4 2009
03927NAA1	14,694,000	9,404,655		(5,289,345)	9,404,655	5,250,000	Q4 2009
05947UJT6	684,903	461,411		(223,492)	461,411	307,397	Q4 2009
05947UMM7	2,599,818	1,949,371		(650,447)	1,949,371	378,124	Q4 2009
05947UMN5	423,878	293,741		(130,137)	293,741	280,237	Q4 2009
05947UMQ8	65,123	40,438		(24,685)	40,438	88,982	Q4 2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UVY1	$1,969,347	$1,783,588	$(185,759)	$1,783,588	$231,398	Q4 2009
05947UVZ8	1,943,102	318,015	(1,625,087)	318,015	230,470	Q4 2009
05947UWA2	767,441	160,955	(606,486)	160,955	225,250	Q4 2009
05947UWB0	131,202	38,214	(92,988)	38,214	109,176	Q4 2009
05947UWC8	58,568	37,462	(21,106)	37,462	100,663	Q4 2009
05947UWD6	68,815	3,886	(64,929)	3,886	85,979	Q4 2009
05948KB65	10,449,434	9,975,968	(473,466)	9,975,968	6,636,940	Q4 2009
05948KC98	17,774,894	17,659,659	(115,235)	17,659,659	13,260,340	Q4 2009
05948KLA5	1,899,662	1,730,054	(169,608)	1,730,054	929,252	Q4 2009
05948KP37	10,774,470	10,676,031	(98,439)	10,676,031	7,980,675	Q4 2009
059497AC1	10,033,749	7,475,988	(2,557,761)	7,475,988	2,700,530	Q4 2009
059497AD9	2,324,169	1,247,454	(1,076,715)	1,247,454	1,025,695	Q4 2009
059497AE7	1,248,722	976,677	(272,045)	976,677	816,252	Q4 2009
05949AA67	6,044,085	4,810,509	(1,233,576)	4,810,509	3,013,807	Q4 2009
05949AA75	751,465	301,666	(449,799)	301,666	430,971	Q4 2009
05949AM23	2,018,499	1,815,560	(202,939)	1,815,560	1,867,555	Q4 2009
05949AM31	419,986	371,791	(48,195)	371,791	325,386	Q4 2009
05949AMP2	2,912,645	2,125,205	(787,440)	2,125,205	1,401,219	Q4 2009
059511AL9	7,909,548	4,984,251	(2,925,297)	4,984,251	2,157,600	Q4 2009
059511AM7	3,154,584	1,355,076	(1,799,508)	1,355,076	1,145,100	Q4 2009
059511AS4	1,707,661	1,267,071	(440,590)	1,267,071	1,098,652	Q4 2009
059511AU9	2,073,166	1,533,143	(540,023)	1,533,143	1,463,230	Q4 2009
07387BAU7	7,875,040	5,079,213	(2,795,827)	5,079,213	1,562,905	Q4 2009
07387BEQ2	6,510,227	1,763,263	(4,746,964)	1,763,263	2,421,832	Q4 2009
07387BGA5	2,801,784	1,418,267	(1,383,517)	1,418,267	380,252	Q4 2009
07388PAQ4	1,081,028	804,094	(276,934)	804,094	600,000	Q4 2009
07388RAM9	8,630,233	7,989,403	(640,830)	7,989,403	2,029,004	Q4 2009
07388RAN7	9,125,638	2,720,811	(6,404,827)	2,720,811	2,167,880	Q4 2009
07388RAP2	1,971,041	1,002,354	(968,687)	1,002,354	1,156,116	Q4 2009
07388YBC5	1,811,745	1,741,414	(70,331)	1,741,414	858,613	Q4 2009
07388YBE1	1,393,067	1,358,950	(34,117)	1,358,950	594,875	Q4 2009
073945AN7	3,339,528	3,306,158	(33,370)	3,306,158	957,803	Q4 2009
073945AQ0	1,868,880	659,799	(1,209,081)	659,799	418,758	Q4 2009
073945AS6	579,048	467,855	(111,193)	467,855	261,696	Q4 2009
12513YAM2	29,101,145	16,596,465	(12,504,680)	16,596,465	4,656,066	Q4 2009
12513YAP5	1,266,628	728,019	(538,609)	728,019	550,000	Q4 2009
12543TAD7	10,072,936	9,581,949	(490,987)	9,581,949	7,308,631	Q4 2009
12543UAD4	45,177,737	42,394,764	(2,782,973)	42,394,764	20,791,904	Q4 2009
12543UAE2	15,930,769	15,151,663	(779,106)	15,151,663	7,917,427	Q4 2009
12544AAC9	49,835,937	48,573,999	(1,261,938)	48,573,999	25,931,615	Q4 2009
12544DAK5	21,950,653	21,668,533	(282,120)	21,668,533	15,139,755	Q4 2009
12544DAQ2	15,698,178	15,576,809	(121,369)	15,576,809	9,330,008	Q4 2009
12544LAK7	31,269,224	30,929,119	(340,105)	30,929,119	23,283,773	Q4 2009
12544RAL2	8,883,000	8,687,070	(195,930)	8,687,070	5,835,361	Q4 2009
12545CAU4	39,546,663	37,843,801	(1,702,862)	37,843,801	29,109,776	Q4 2009
12558MBN1	14,860,111	14,345,457	(514,654)	14,345,457	2,493,919	Q4 2009
12566RAG6	40,498,727	38,955,331	(1,543,396)	38,955,331	28,805,442	Q4 2009
12566XAE8	34,342,512	31,146,696	(3,195,816)	31,146,696	22,906,737	Q4 2009
12566XAG3	15,725,340	14,714,071	(1,011,269)	14,714,071	7,004,737	Q4 2009
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	Q4 2009
126378AG3	14,468,757	13,583,840	(884,917)	13,583,840	9,322,523	Q4 2009
126378AH1	15,735,264	14,849,376	(885,888)	14,849,376	8,924,133	Q4 2009
126670GR3	6,999,491	6,444,126	(555,365)	6,444,126	2,538,239	Q4 2009
126670QT8	3,628,335	3,588,346	(39,989)	3,588,346	2,216,845	Q4 2009
126671TW6	1,104,726	893,475	(211,251)	893,475	157,397	Q4 2009
12667F2J3	38,230,681	37,962,650	(268,031)	37,962,650	16,806,135	Q4 2009

B-102	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
12667F4N2	$10,000,000	$9,861,140	$(138,860)	$9,861,140	$6,538,343	Q4 2009
12667FMJ1	19,582,164	19,378,750	(203,414)	19,378,750	11,437,931	Q4 2009
12667FR98	6,874,348	4,442,078	(2,432,270)	4,442,078	1,295,211	Q4 2009
12667FYZ2	24,125,540	19,416,478	(4,709,062)	19,416,478	5,117,969	Q4 2009
12667GFB4	68,056,538	67,661,838	(394,700)	67,661,838	49,131,254	Q4 2009
12667GFT5	19,521,163	19,142,452	(378,711)	19,142,452	12,645,891	Q4 2009
12667GJG9	16,385,944	16,353,724	(32,220)	16,353,724	11,171,557	Q4 2009
12667GKE2	15,362,913	14,843,603	(519,310)	14,843,603	7,562,329	Q4 2009
12667GQA4	23,036,429	22,632,016	(404,413)	22,632,016	15,677,998	Q4 2009
12667GW74	20,096,846	20,031,300	(65,546)	20,031,300	14,258,906	Q4 2009
12668ASQ9	4,716,558	4,702,861	(13,697)	4,702,861	3,743,740	Q4 2009
12668ASQ9	23,876,161	23,806,826	(69,335)	23,806,826	18,951,563	Q4 2009
12668ASR7	7,449,505	7,322,310	(127,195)	7,322,310	3,739,156	Q4 2009
126694AG3	14,053,115	13,575,455	(477,660)	13,575,455	5,578,762	Q4 2009
126694HK7	19,184,867	19,020,520	(164,347)	19,020,520	14,660,188	Q4 2009
126694JS8	27,939,566	27,834,551	(105,015)	27,834,551	10,595,359	Q4 2009
126694W61	24,054,887	22,698,356	(1,356,531)	22,698,356	9,466,804	Q4 2009
126694XQ6	32,714,970	30,923,460	(1,791,510)	30,923,460	13,730,021	Q4 2009
12669DN87	2,557,344	1,951,794	(605,550)	1,951,794	1,261,641	Q4 2009
12669E4W3	5,078,179	4,840,772	(237,407)	4,840,772	2,593,800	Q4 2009
12669YAF9	20,652,190	19,664,480	(987,710)	19,664,480	8,774,980	Q4 2009
12669YAH5	16,469,188	16,368,464	(100,724)	16,368,464	6,872,166	Q4 2009
12669YAX0	15,969,650	15,316,597	(653,053)	15,316,597	6,697,462	Q4 2009
12670AAF8	48,352,021	45,989,004	(2,363,017)	45,989,004	33,931,285	Q4 2009
14986DAT7	24,737,519	24,630,219	(107,300)	24,630,219	3,632,255	Q4 2009
152314DS6	1,296,322	1,130,882	(165,440)	1,130,882	326,094	Q4 2009
152314DT4	372,409	340,217	(32,192)	340,217	225,279	Q4 2009
161546DP8	1,096,469	763,269	(333,200)	763,269	310,295	Q4 2009
161546FY7	4,136,277	2,201,131	(1,935,146)	2,201,131	671,769	Q4 2009
161551FV3	551,726	430,572	(121,154)	430,572	253,334	Q4 2009
161551FW1	154,005	103,493	(50,512)	103,493	3,237	Q4 2009
161631AV8	42,128,293	40,838,840	(1,289,453)	40,838,840	30,045,941	Q4 2009
16163BAP9	29,341,512	28,968,116	(373,396)	28,968,116	13,865,667	Q4 2009
16165LAG5	13,821,284	13,647,764	(173,520)	13,647,764	7,986,973	Q4 2009
16165TBJ1	10,448,900	10,263,761	(185,139)	10,263,761	6,816,639	Q4 2009
170255AS2	15,112,930	14,773,335	(339,595)	14,773,335	11,552,634	Q4 2009
17025JAB9	9,459,235	9,190,500	(268,735)	9,190,500	4,008,065	Q4 2009
17025JAB9	28,874,314	28,054,001	(820,313)	28,054,001	12,234,618	Q4 2009
17025TAV3	28,498,552	27,463,403	(1,035,149)	27,463,403	15,287,882	Q4 2009
172973W62	440,184	436,545	(3,639)	436,545	313,988	Q4 2009
17309YAD9	20,217,243	19,172,925	(1,044,318)	19,172,925	12,006,899	Q4 2009
17310AAR7	32,963,982	32,409,718	(554,264)	32,409,718	20,022,763	Q4 2009
17310MAQ3	15,046,908	11,646,343	(3,400,565)	11,646,343	1,856,580	Q4 2009
17310MAS9	1,275,932	960,222	(315,710)	960,222	414,852	Q4 2009
17312FAD5	9,855,551	9,846,320	(9,231)	9,846,320	7,494,675	Q4 2009
190749AN1	1,490,230	1,163,840	(326,390)	1,163,840	360,290	Q4 2009
19075CAK9	10,988,235	5,934,671	(5,053,564)	5,934,671	4,175,325	Q4 2009
19075CAL7	4,094,402	2,993,689	(1,100,713)	2,993,689	3,540,530	Q4 2009
19075CAM5	1,087,743	779,994	(307,749)	779,994	719,115	Q4 2009
19075CAN3	841,743	620,145	(221,598)	620,145	500,000	Q4 2009
19075CAS2	3,735,011	3,321,386	(413,625)	3,321,386	2,419,440	Q4 2009
20047EAP7	3,693,912	2,729,624	(964,288)	2,729,624	4,169,656	Q4 2009
20173MAN0	19,810,076	7,538,530	(12,271,546)	7,538,530	3,457,580	Q4 2009
20173MAQ3	1,220,517	672,398	(548,119)	672,398	450,000	Q4 2009
20173QAQ4	2,426,918	2,420,539	(6,379)	2,420,539	964,680	Q4 2009
20173QAR2	1,574,088	1,494,364	(79,724)	1,494,364	669,900	Q4 2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-103

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
20173VAM2	$7,613,342	$6,145,038	$(1,468,304)	$6,145,038	$1,986,190	Q4 2009
22544QAK5	17,504,444	15,077,211	(2,427,233)	15,077,211	3,463,938	Q4 2009
22544QAM1	19,198,558	6,452,459	(12,746,099)	6,452,459	3,771,547	Q4 2009
22544QAN9	3,673,347	2,374,304	(1,299,043)	2,374,304	1,541,414	Q4 2009
22544QAP4	1,395,672	1,013,001	(382,671)	1,013,001	841,401	Q4 2009
22544QAQ2	2,386,341	1,713,686	(672,655)	1,713,686	1,332,980	Q4 2009
225458DT2	2,910,803	2,893,702	(17,101)	2,893,702	1,143,105	Q4 2009
225458SB5	14,087,585	14,001,463	(86,122)	14,001,463	3,794,631	Q4 2009
22545MAL1	2,038,813	1,858,087	(180,726)	1,858,087	2,593,430	Q4 2009
22545XAP8	2,080,603	858,458	(1,222,145)	858,458	2,707,527	Q4 2009
22545XAQ6	1,601,753	—	(1,601,753)	—	1,117,160	Q4 2009
22545YAQ4	16,380,576	9,249,972	(7,130,604)	9,249,972	2,061,587	Q4 2009
22545YAS0	7,162,378	6,066,179	(1,096,199)	6,066,179	2,435,132	Q4 2009
225470H22	970,504	913,918	(56,586)	913,918	879,984	Q4 2009
251510CY7	6,174,468	6,128,159	(46,309)	6,128,159	2,385,464	Q4 2009
251510ET6	6,610,704	6,129,009	(481,695)	6,129,009	1,531,776	Q4 2009
294751FB3	4,704,156	4,472,358	(231,798)	4,472,358	941,193	Q4 2009
294751FC1	2,323,121	1,249,074	(1,074,047)	1,249,074	395,093	Q4 2009
294754AY2	5,853,602	5,588,893	(264,709)	5,588,893	4,304,994	Q4 2009
32051G2J3	19,664,606	19,456,027	(208,579)	19,456,027	15,337,214	Q4 2009
32051GDH5	5,217,232	4,028,086	(1,189,146)	4,028,086	3,390,503	Q4 2009
32051GFL4	7,842,427	7,595,406	(247,021)	7,595,406	5,536,785	Q4 2009
36157TJG7	1,804,125	1,308,394	(495,731)	1,308,394	1,469,454	Q4 2009
361849S29	6,462,883	4,691,114	(1,771,769)	4,691,114	1,678,015	Q4 2009
36228CXK4	14,878,974	14,014,915	(864,059)	14,014,915	1,650,000	Q4 2009
36228CYQ0	24,033,161	23,095,688	(937,473)	23,095,688	7,171,836	Q4 2009
3622ECAH9	6,009,448	5,942,640	(66,808)	5,942,640	2,934,538	Q4 2009
3622MPBE7	50,481,437	50,370,399	(111,038)	50,370,399	39,532,250	Q4 2009
3622MSAC6	2,256,915	1,320,709	(936,206)	1,320,709	1,198,500	Q4 2009
362332AM0	6,642,090	4,602,455	(2,039,635)	4,602,455	1,911,030	Q4 2009
362332AN8	3,128,933	473,329	(2,655,604)	473,329	856,025	Q4 2009
362332AT5	8,451,782	642,221	(7,809,561)	642,221	2,520,945	Q4 2009
362332AV0	3,936,084	668,865	(3,267,219)	668,865	1,640,000	Q4 2009
362334QC1	9,544,327	9,182,164	(362,163)	9,182,164	7,009,589	Q4 2009
36246LAJ0	24,572,527	20,199,835	(4,372,692)	20,199,835	6,914,975	Q4 2009
36246LAK7	20,209,700	7,818,915	(12,390,785)	7,818,915	8,829,030	Q4 2009
36246LAL5	6,796,200	4,064,932	(2,731,268)	4,064,932	5,808,390	Q4 2009
362669AQ6	10,133,998	10,076,618	(57,380)	10,076,618	6,805,070	Q4 2009
36298JAC7	9,824,095	7,485,905	(2,338,190)	7,485,905	1,299,000	Q4 2009
36828QSL1	1,764,915	977,473	(787,442)	977,473	908,306	Q4 2009
45660LPD5	13,759,047	13,655,346	(103,701)	13,655,346	9,245,813	Q4 2009
46412QAD9	4,768,657	4,752,037	(16,620)	4,752,037	1,247,784	Q4 2009
46614KAB2	2,754,987	2,069,970	(685,017)	2,069,970	500,000	Q4 2009
46625M2W8	1,230,406	1,196,250	(34,156)	1,196,250	169,265	Q4 2009
46625MQ93	2,095,225	474,700	(1,620,525)	474,700	146,389	Q4 2009
46625MR27	296,961	182,520	(114,441)	182,520	126,514	Q4 2009
46625MUJ6	4,427,693	3,229,620	(1,198,073)	3,229,620	1,013,133	Q4 2009
46625MZH5	1,179,409	1,094,197	(85,212)	1,094,197	490,187	Q4 2009
46625MZJ1	2,162,622	259,295	(1,903,327)	259,295	342,817	Q4 2009
46625MZK8	2,331,637	—	(2,331,637)	—	302,478	Q4 2009
46625MZL6	44,886	—	(44,886)	—	225,453	Q4 2009
46625YC68	3,016,699	1,949,218	(1,067,481)	1,949,218	439,970	Q4 2009
46625YQ89	1,513,711	1,156,511	(357,200)	1,156,511	800,079	Q4 2009
46625YQ97	994,984	852,693	(142,291)	852,693	1,010,060	Q4 2009
46627MAC1	11,109,835	11,107,913	(1,922)	11,107,913	5,679,297	Q4 2009
46628CAD0	19,859,800	19,289,493	(570,307)	19,289,493	12,805,916	Q4 2009

B-104	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
46628SAG8	$26,022,755	$24,189,294		$(1,833,461)	$24,189,294	$13,494,828	Q4 2009
46628YBK5	29,479,163	29,064,914		(414,249)	29,064,914	12,713,916	Q4 2009
46628YBP4	15,611,011	15,328,042		(282,969)	15,328,042	9,316,003	Q4 2009
46629YAM1	16,337,536	15,714,000		(623,536)	15,714,000	4,461,220	Q4 2009
46629YAQ2	1,460,898	1,180,316		(280,582)	1,180,316	1,011,940	Q4 2009
46630AAG3	450,846	429,259		(21,587)	429,259	360,000	Q4 2009
46630JAQ2	30,100,789	28,949,901		(1,150,888)	28,949,901	11,111,370	Q4 2009
46630JAS8	2,912,412	2,596,223		(316,189)	2,596,223	2,667,440	Q4 2009
46630JAU3	4,457,046	3,568,616		(888,430)	3,568,616	4,334,260	Q4 2009
46630JAW9	3,084,864	2,480,742		(604,122)	2,480,742	3,159,820	Q4 2009
46631BAP0	16,557,726	9,978,276		(6,579,450)	9,978,276	2,458,651	Q4 2009
46632HAR2	2,993,238	2,071,845		(921,393)	2,071,845	863,376	Q4 2009
50177AAL3	9,847,630	2,320,838		(7,526,792)	2,320,838	1,603,730	Q4 2009
50179AAM9	3,872,820	2,919,211		(953,609)	2,919,211	480,000	Q4 2009
50179AAN7	1,687,002	1,350,628		(336,374)	1,350,628	549,000	Q4 2009
50179AAS6	1,625,796	1,300,608		(325,188)	1,300,608	524,370	Q4 2009
50180CAV2	824,030	740,070		(83,960)	740,070	720,000	Q4 2009
50180JAM7	5,085,004	4,203,919		(881,085)	4,203,919	1,700,000	Q4 2009
50180JAR6	2,635,610	2,240,013		(395,597)	2,240,013	840,000	Q4 2009
52108HSR6	6,799,961	2,694,967		(4,104,994)	2,694,967	1,660,414	Q4 2009
52108HST2	5,299,935	2,114,928		(3,185,007)	2,114,928	1,280,942	Q4 2009
52108HSV7	4,566,802	1,859,367		(2,707,435)	1,859,367	1,111,033	Q4 2009
52108HZ80	6,961,779	5,822,810		(1,138,969)	5,822,810	1,828,078	Q4 2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	Q4 2009
525221EB9	24,996,094	24,882,653		(113,441)	24,882,653	13,496,608	Q4 2009
525221JW8	42,492,282	40,532,474		(1,959,808)	40,532,474	25,739,305	Q4 2009
52522HAL6	40,000,000	39,094,709		(905,291)	39,094,709	17,347,248	Q4 2009
55312TAH6	10,038,969	7,114,883		(2,924,086)	7,114,883	2,796,660	Q4 2009
55312TAJ2	4,409,205	2,116,859		(2,292,346)	2,116,859	2,034,828	Q4 2009
55312TAK9	5,861,263	4,227,537		(1,633,726)	4,227,537	3,406,325	Q4 2009
55312TAQ6	627,674	—	²	(29,932)	597,742	597,742	Q4 2009
55312TAR4	692,324	—	²	(41,516)	650,808	650,808	Q4 2009
55312VAR9	20,572,173	19,840,853		(731,320)	19,840,853	3,954,150	Q4 2009
55312YAH5	9,889,566	8,118,376		(1,771,190)	8,118,376	3,489,990	Q4 2009
55312YAJ1	3,719,481	1,734,574		(1,984,907)	1,734,574	3,123,960	Q4 2009
55312YAK8	1,238,011	832,561		(405,450)	832,561	1,387,912	Q4 2009
55313KAJ0	16,420,888	9,748,421		(6,672,467)	9,748,421	4,319,428	Q4 2009
576434GR9	2,302,714	2,299,657		(3,057)	2,299,657	1,342,087	Q4 2009
576434SW5	11,501,301	11,319,423		(181,878)	11,319,423	6,428,454	Q4 2009
59022HEC2	4,863,526	1,462,290		(3,401,236)	1,462,290	2,343,838	Q4 2009
59022HED0	254,509	182,000		(72,509)	182,000	271,585	Q4 2009
59022HEE8	143,242	124,815		(18,427)	124,815	155,145	Q4 2009
59025KAK8	19,132,586	18,816,090		(316,496)	18,816,090	6,127,020	Q4 2009
60687UAM9	5,359,678	3,522,644		(1,837,034)	3,522,644	724,072	Q4 2009
60687VAM7	1,011,356	718,736		(292,620)	718,736	973,765	Q4 2009
60687VAN5	467,103	343,023		(124,080)	343,023	551,651	Q4 2009
60688BAM0	5,814,544	2,690,005		(3,124,539)	2,690,005	1,276,092	Q4 2009
60688BAS7	2,980,912	2,368,385		(612,527)	2,368,385	1,370,490	Q4 2009
617453AD7	1,542,447	1,438,751		(103,696)	1,438,751	1,055,068	Q4 2009
61745MTQ6	3,511,230	3,145,941		(365,289)	3,145,941	467,827	Q4 2009
61745MU68	2,521,714	2,318,144		(203,570)	2,318,144	1,326,172	Q4 2009
61749EAE7	21,937,113	20,632,744		(1,304,369)	20,632,744	14,241,794	Q4 2009
61749MAC3	4,982,502	3,122,849		(1,859,653)	3,122,849	1,248,255	Q4 2009
61749MAD1	3,971,145	869,200		(3,101,945)	869,200	1,097,016	Q4 2009
61749MAE9	649,935	537,517		(112,418)	537,517	973,452	Q4 2009
61749MAF6	335,488	309,596		(25,892)	309,596	444,996	Q4 2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-105

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61749MAG4	$245,789	$226,491	$(19,298)	$226,491	$295,570	Q4 2009
61749WAH0	5,831,762	5,444,731	(387,031)	5,444,731	4,125,921	Q4 2009
61749WAJ6	3,826,597	3,730,700	(95,897)	3,730,700	2,791,770	Q4 2009
61750HAN6	5,794,800	4,054,044	(1,740,756)	4,054,044	601,333	Q4 2009
61750YAF6	33,373,686	32,686,865	(686,821)	32,686,865	16,663,416	Q4 2009
61751NAQ5	2,487,197	1,664,541	(822,656)	1,664,541	589,020	Q4 2009
61751NAR3	1,028,941	880,327	(148,614)	880,327	400,000	Q4 2009
61751XAJ9	5,018,681	3,840,989	(1,177,692)	3,840,989	1,588,515	Q4 2009
61751XAL4	358,335	344,824	(13,511)	344,824	468,594	Q4 2009
61752JAF7	12,681,357	12,380,156	(301,201)	12,380,156	9,537,557	Q4 2009
61753JAN9	1,142,224	984,350	(157,874)	984,350	877,061	Q4 2009
61754KAN5	29,809,708	29,531,670	(278,038)	29,531,670	5,844,840	Q4 2009
61754KAP0	13,409,091	4,918,205	(8,490,886)	4,918,205	2,666,250	Q4 2009
643529AD2	13,146,934	13,050,002	(96,932)	13,050,002	9,017,512	Q4 2009
74438WAN6	1,816,058	1,072,747	(743,311)	1,072,747	458,439	Q4 2009
74438WAP1	49,158	—	(49,158)	—	141,563	Q4 2009
74924PAJ1	936,873	519,462	(417,411)	519,462	328,120	Q4 2009
74951PEA2	3,495,148	1,433,284	(2,061,864)	1,433,284	835,487	Q4 2009
749577AL6	19,105,048	18,361,591	(743,457)	18,361,591	8,706,964	Q4 2009
74957EAE7	18,387,988	18,193,031	(194,957)	18,193,031	12,426,822	Q4 2009
74957EAF4	38,816,646	38,362,975	(453,671)	38,362,975	30,535,097	Q4 2009
74957VAQ2	22,747,844	22,214,688	(533,156)	22,214,688	17,832,166	Q4 2009
74957XAF2	37,231,074	36,852,426	(378,648)	36,852,426	26,262,639	Q4 2009
749583AH3	10,731,811	10,129,812	(601,999)	10,129,812	4,117,628	Q4 2009
74958AAD6	32,866,792	31,650,698	(1,216,094)	31,650,698	25,854,525	Q4 2009
74958AAH7	29,073,808	27,518,939	(1,554,869)	27,518,939	17,192,658	Q4 2009
74958BAH5	27,755,168	26,705,568	(1,049,600)	26,705,568	17,197,206	Q4 2009
74958EAD8	49,662,273	49,333,700	(328,573)	49,333,700	37,201,145	Q4 2009
75115CAG2	9,239,147	8,856,644	(382,503)	8,856,644	4,622,037	Q4 2009
75971EAF3	467,367	426,479	(40,888)	426,479	249,442	Q4 2009
760985CM1	1,269,068	1,011,624	(257,444)	1,011,624	804,386	Q4 2009
760985SS1	6,542,585	6,519,651	(22,934)	6,519,651	2,957,601	Q4 2009
760985U66	182,646	71,279	(111,367)	71,279	31,872	Q4 2009
76110H5M7	110,543	107,800	(2,743)	107,800	93,788	Q4 2009
76110HHB8	4,318,025	3,800,654	(517,371)	3,800,654	1,572,093	Q4 2009
76110HQT9	1,441,903	1,286,427	(155,476)	1,286,427	541,109	Q4 2009
76110HSH3	3,131,045	2,652,424	(478,621)	2,652,424	583,025	Q4 2009
76110HX53	10,788,610	10,730,777	(57,833)	10,730,777	6,894,858	Q4 2009
76110HX87	24,320,507	23,938,919	(381,588)	23,938,919	15,338,776	Q4 2009
76110WQA7	17,189,799	15,628,688	(1,561,111)	15,628,688	5,701,419	Q4 2009
76110WQU3	4,478,236	2,780,527	(1,697,709)	2,780,527	1,017,879	Q4 2009
76110WRX6	3,720,469	2,952,563	(767,906)	2,952,563	628,962	Q4 2009
76110WTC0	4,438,808	3,111,413	(1,327,395)	3,111,413	1,183,599	Q4 2009
76110WTV8	2,022,143	899,482	(1,122,661)	899,482	407,986	Q4 2009
76110WXR2	9,699,484	9,369,981	(329,503)	9,369,981	4,053,679	Q4 2009
761118CZ9	11,726,512	11,266,871	(459,641)	11,266,871	4,579,678	Q4 2009
761118PQ5	12,839,852	12,296,584	(543,268)	12,296,584	9,392,704	Q4 2009
76114DAE4	16,600,875	15,340,493	(1,260,382)	15,340,493	12,614,418	Q4 2009
84604CAE7	3,738,299	3,401,918	(336,381)	3,401,918	1,038,660	Q4 2009
86359DPP6	26,065,028	22,653,220	(3,411,808)	22,653,220	7,578,276	Q4 2009
87222PAE3	36,209,915	35,349,968	(859,947)	35,349,968	15,782,436	Q4 2009
87246AAP3	20,502,917	14,536,427	(5,966,490)	14,536,427	2,167,886	Q4 2009
92976UAA8	13,920,295	10,668,447	(3,251,848)	10,668,447	1,820,000	Q4 2009
92977QAP3	13,540,376	8,896,827	(4,643,549)	8,896,827	2,906,604	Q4 2009
92977QAQ1	4,916,523	3,218,603	(1,697,920)	3,218,603	2,611,154	Q4 2009
92978MAN6	25,076,116	21,257,728	(3,818,388)	21,257,728	5,553,925	Q4 2009

B-106	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
92978MAT3	$4,232,886	$1,366,517		$(2,866,369)	$1,366,517	$1,044,924	Q4 2009
92978QAJ6	41,868,287	34,756,308		(7,111,979)	34,756,308	17,803,755	Q4 2009
92978QAN7	1,054,106	588,222		(465,884)	588,222	1,852,940	Q4 2009
92978QAP2	1,006,290	586,700		(419,590)	586,700	1,681,690	Q4 2009
92978QAR8	2,428,623	2,009,686		(418,937)	2,009,686	3,686,283	Q4 2009
92978TAL5	23,643,133	22,488,549		(1,154,584)	22,488,549	8,652,630	Q4 2009
92978TAM3	7,091,481	5,731,599		(1,359,882)	5,731,599	7,777,740	Q4 2009
92978YAN0	8,560,596	3,780,993		(4,779,603)	3,780,993	2,170,710	Q4 2009
92978YAT7	3,155,533	2,481,477		(674,056)	2,481,477	1,375,000	Q4 2009
939344AN7	7,558,129	—	²	(1,492,699)	6,065,430	6,065,430	Q4 2009
94980KAQ5	891,257	697,126		(194,131)	697,126	605,375	Q4 2009
94980SAS4	37,892,867	37,298,560		(594,307)	37,298,560	19,209,448	Q4 2009
94980SBJ3	19,025,324	18,852,599		(172,725)	18,852,599	9,434,204	Q4 2009
949837AF5	69,395,783	69,077,308		(318,475)	69,077,308	37,135,283	Q4 2009
949837BE7	20,118,623	19,943,534		(175,089)	19,943,534	14,029,989	Q4 2009
949837BK3	8,651,946	8,601,312		(50,634)	8,601,312	6,121,859	Q4 2009
949837CC0	26,170,357	25,669,010		(501,347)	25,669,010	17,713,389	Q4 2009
94983BAP4	15,664,980	15,471,918		(193,062)	15,471,918	11,295,344	Q4 2009
94984AAR1	29,306,329	29,299,321		(7,008)	29,299,321	14,513,796	Q4 2009
94984FAR0	35,392,208	35,362,908		(29,300)	35,362,908	25,486,630	Q4 2009
94984XAB6	9,930,589	9,542,007		(388,582)	9,542,007	4,478,081	Q4 2009
94984XAD2	8,215,869	7,891,136		(324,733)	7,891,136	3,736,617	Q4 2009
94984XAM2	12,527,390	12,047,711		(479,679)	12,047,711	6,848,925	Q4 2009
94985JAB6	49,089,904	48,927,100		(162,804)	48,927,100	27,457,860	Q4 2009
94985JBR0	30,201,956	29,492,146		(709,810)	29,492,146	11,724,021	Q4 2009
94985JCA6	30,000,000	28,972,050		(1,027,950)	28,972,050	23,547,594	Q4 2009
94985LAD7	15,416,713	15,332,698		(84,015)	15,332,698	10,789,988	Q4 2009
94985RAP7	63,260,667	61,811,840		(1,448,827)	61,811,840	41,620,166	Q4 2009
94985WAP6	24,098,090	23,541,749		(556,341)	23,541,749	18,898,058	Q4 2009
94985WAQ4	71,553,189	70,433,050		(1,120,139)	70,433,050	28,405,225	Q4 2009
94985WBL4	37,767,886	37,226,500		(541,386)	37,226,500	25,982,515	Q4 2009
94986AAC2	113,043,780	111,243,241		(1,800,539)	111,243,241	79,103,383	Q4 2009
00253CHZ3	2,893,261	1,404,258		(1,489,003)	1,404,258	694,423	Q3 2009
126670QT8	4,999,957	3,628,335		(1,371,622)	3,628,335	1,948,947	Q3 2009
126670QU5	19,998,914	12,696,540		(7,302,374)	12,696,540	7,020,652	Q3 2009
12670BAC3	6,955,065	4,636,033		(2,319,032)	4,636,033	3,256,906	Q3 2009
23243NAG3	10,669,451	4,937,169		(5,732,282)	4,937,169	3,141,673	Q3 2009
251511AC5	18,175,550	14,861,707		(3,313,843)	14,861,707	8,959,648	Q3 2009
33848JAC9	9,112,868	6,923,454		(2,189,414)	6,923,454	6,366,877	Q3 2009
3622ECAK2	20,941,477	18,788,252		(2,153,225)	18,788,252	11,474,209	Q3 2009
3622ELAD8	50,223,381	44,199,500		(6,023,881)	44,199,500	26,566,545	Q3 2009
362334NC4	17,932,324	14,708,014		(3,224,310)	14,708,014	8,351,942	Q3 2009
362375AD9	19,344,302	15,288,032		(4,056,270)	15,288,032	10,719,528	Q3 2009
395386AP0	16,986,719	14,017,799		(2,968,920)	14,017,799	11,738,682	Q3 2009
525221CM7	28,026,636	24,254,757		(3,771,879)	24,254,757	7,226,630	Q3 2009
525221JW8	44,542,371	42,492,282		(2,050,089)	42,492,282	25,949,093	Q3 2009
52523KAH7	14,909,635	11,956,832		(2,952,803)	11,956,832	8,970,537	Q3 2009
61750YAF6	39,999,988	33,373,686		(6,626,302)	33,373,686	18,338,272	Q3 2009
61752JAF7	14,943,281	12,681,357		(2,261,924)	12,681,357	8,250,000	Q3 2009
74040KAC6	4,810,269	—	²	(515,386)	4,294,883	4,294,883	Q3 2009
87222PAE3	39,983,008	36,209,916		(3,773,092)	36,209,916	16,649,220	Q3 2009
036510AB1	4,581,160	3,134,629		(1,446,531)	3,134,629	471,803	Q3 2009
03702YAC4	2,162,800	—	²	(432,560)	1,730,240	1,730,240	Q3 2009
05947UJV1	312,746	—	²	(90,811)	221,935	221,935	Q3 2009
05947UMN5	1,743,036	423,878		(1,319,158)	423,878	280,466	Q3 2009
05947UWA2	1,738,023	767,441		(970,582)	767,441	212,822	Q3 2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-107

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
05947UWB0	$791,256	$131,202		$(660,054)	$131,202	$100,361	Q3 2009
059500AK4	850,693	—	²	(50,693)	800,000	800,000	Q3 2009
059500AM0	239,991	—	²	(16,551)	223,440	223,440	Q3 2009
05950EAN8	3,960,726	3,647,958		(312,768)	3,647,958	615,536	Q3 2009
05950EAP3	4,884,794	1,370,873		(3,513,921)	1,370,873	715,945	Q3 2009
059511AM7	5,904,407	3,154,584		(2,749,823)	3,154,584	750,192	Q3 2009
059511AS4	6,726,167	1,707,661		(5,018,506)	1,707,661	855,021	Q3 2009
059511AU9	9,752,428	2,073,166		(7,679,262)	2,073,166	1,137,750	Q3 2009
07387BEQ2	7,985,888	6,510,227		(1,475,661)	6,510,227	1,649,017	Q3 2009
07388RAN7	10,040,541	9,125,638		(914,903)	9,125,638	1,940,070	Q3 2009
07388RAP2	6,515,045	1,971,040		(4,544,005)	1,971,040	1,059,461	Q3 2009
07388VAL2	18,797,504	11,722,177		(7,075,327)	11,722,177	2,502,987	Q3 2009
07388YBA9	10,701,132	3,390,725		(7,310,407)	3,390,725	770,000	Q3 2009
07401DAN1	9,459,397	2,892,020		(6,567,377)	2,892,020	861,453	Q3 2009
12513YAP5	5,018,081	1,266,627		(3,751,454)	1,266,627	400,000	Q3 2009
19075CAK9	15,052,911	10,989,000		(4,063,911)	10,989,000	2,273,985	Q3 2009
19075CAL7	14,220,451	4,095,130		(10,125,321)	4,095,130	1,907,778	Q3 2009
19075CAM5	5,017,824	1,088,000		(3,929,824)	1,088,000	450,000	Q3 2009
19075CAN3	5,017,830	842,000		(4,175,830)	842,000	400,000	Q3 2009
19075CAS2	30,351,166	3,735,010		(26,616,156)	3,735,010	2,419,440	Q3 2009
20047EAP7	10,886,649	3,667,140		(7,219,509)	3,667,140	720,850	Q3 2009
20173QAN1	11,305,071	8,930,131		(2,374,940)	8,930,131	1,359,588	Q3 2009
20173VAM2	9,537,950	7,613,342		(1,924,608)	7,613,342	2,640,870	Q3 2009
22544QAM1	25,959,195	19,198,558		(6,760,637)	19,198,558	2,598,478	Q3 2009
22544QAN9	13,672,024	3,673,346		(9,998,678)	3,673,346	1,221,097	Q3 2009
22544QAP4	4,970,573	1,387,115		(3,583,458)	1,387,115	715,966	Q3 2009
225470H22	3,888,986	970,505		(2,918,481)	970,505	240,000	Q3 2009
362332AT5	15,051,925	8,451,781		(6,600,144)	8,451,781	2,285,175	Q3 2009
36246LAK7	34,001,514	20,209,700		(13,791,814)	20,209,700	4,404,435	Q3 2009
36246LAL5	28,970,952	6,796,200		(22,174,752)	6,796,200	3,239,070	Q3 2009
36828QSL1	2,972,198	1,764,915		(1,207,283)	1,764,915	611,917	Q3 2009
396789KF5	5,378,625	4,506,021		(872,604)	4,506,021	1,194,307	Q3 2009
42332QAN3	5,754,119	3,428,230		(2,325,889)	3,428,230	412,061	Q3 2009
46614KAB2	9,657,805	2,800,420		(6,857,385)	2,800,420	500,000	Q3 2009
46625YQ89	3,430,992	1,513,711		(1,917,281)	1,513,711	581,182	Q3 2009
46629YAM1	20,070,948	16,337,536		(3,733,412)	16,337,536	3,476,200	Q3 2009
46630JAS8	10,035,389	2,912,412		(7,122,977)	2,912,412	1,108,700	Q3 2009
46632HAR2	4,028,186	2,987,063		(1,041,123)	2,987,063	657,928	Q3 2009
50180CAM2	11,464,618	2,607,049		(8,857,569)	2,607,049	1,573,335	Q3 2009
55312TAJ2	9,036,266	4,409,675		(4,626,591)	4,409,675	1,432,692	Q3 2009
55312TAK9	24,178,234	5,855,254		(18,322,980)	5,855,254	2,631,250	Q3 2009
55312TAR4	701,767	692,323		(9,444)	692,323	849,940	Q3 2009
55312VAR9	22,585,862	20,572,173		(2,013,689)	20,572,173	2,925,000	Q3 2009
55312YAH5	10,039,874	9,890,092		(149,782)	9,890,092	6,055,360	Q3 2009
55312YAJ1	15,059,261	3,720,260		(11,339,001)	3,720,260	3,310,965	Q3 2009
55312YAK8	8,031,810	1,238,428		(6,793,382)	1,238,428	1,521,368	Q3 2009
55312YAL6	10,039,591	1,036,649		(9,002,942)	1,036,649	1,268,330	Q3 2009
55312YAS1	10,039,851	682,106		(9,357,745)	682,106	1,273,890	Q3 2009
55312YAT9	2,141,339	1,234,413		(906,926)	1,234,413	1,800,000	Q3 2009
59023BAL8	4,930,792	4,713,154		(217,638)	4,713,154	604,725	Q3 2009
60687VAM7	5,018,438	1,011,356		(4,007,082)	1,011,356	581,350	Q3 2009
60688BAM0	8,279,911	5,814,544		(2,465,367)	5,814,544	2,036,952	Q3 2009
60688BAS7	9,910,681	2,980,912		(6,929,769)	2,980,912	2,100,637	Q3 2009
606935AQ7	4,916,561	1,051,034		(3,865,527)	1,051,034	812,775	Q3 2009
61745MU68	3,909,052	2,521,714		(1,387,338)	2,521,714	949,776	Q3 2009
61746WE63	5,393,259	4,810,580		(582,679)	4,810,580	1,369,482	Q3 2009

B-108	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
61749MAE9	$3,953,068	$649,935		$(3,303,133)	$649,935	$783,732	Q3 2009
61750CAS6	9,000,000	5,734,363		(3,265,637)	5,734,363	1,779,777	Q3 2009
61751NAQ5	4,014,486	2,487,197		(1,527,289)	2,487,197	496,676	Q3 2009
61751XAK6	5,019,637	1,104,081		(3,915,556)	1,104,081	698,545	Q3 2009
61753JAK5	10,039,176	6,315,957		(3,723,219)	6,315,957	1,924,670	Q3 2009
61753JAL3	10,039,489	1,923,248		(8,116,241)	1,923,248	1,497,480	Q3 2009
61754KAP0	16,333,731	13,409,091		(2,924,640)	13,409,091	1,823,465	Q3 2009
74438WAN6	2,435,634	1,816,058		(619,576)	1,816,058	483,756	Q3 2009
92978QAJ6	44,853,705	41,898,576		(2,955,129)	41,898,576	23,143,606	Q3 2009
92978QAN7	10,035,032	1,054,620		(8,980,412)	1,054,620	1,308,000	Q3 2009
92978QAP2	10,035,430	1,006,809		(9,028,621)	1,006,809	1,227,540	Q3 2009
92978QAR8	33,913,365	2,428,623		(31,484,742)	2,428,623	2,703,520	Q3 2009
92978QAT4	2,207,457	(307,191)		(2,514,648)	(307,191)	1,400,000	Q3 2009
92978TAL5	30,104,829	23,644,657		(6,460,172)	23,644,657	5,013,420	Q3 2009
92978TAM3	30,106,380	7,091,481		(23,014,899)	7,091,481	4,660,680	Q3 2009
92978YAN0	14,349,202	8,560,596		(5,788,606)	8,560,596	1,692,555	Q3 2009
92978YAT7	11,921,571	3,155,532		(8,766,039)	3,155,532	1,410,463	Q3 2009
02151CBD7	30,078,496	28,536,105		(1,542,391)	28,536,105	22,051,302	Q3 2009
12566XAG3	17,348,888	15,725,340		(1,623,548)	15,725,340	6,953,865	Q3 2009
02147QAE2	49,228,610	45,152,500		(4,076,110)	45,152,500	36,433,950	Q3 2009
12544RAL2	9,625,351	8,883,000		(742,351)	8,883,000	5,950,703	Q3 2009
12566XAE8	36,726,158	34,342,512		(2,383,646)	34,342,512	23,452,904	Q3 2009
16165TBJ1	11,550,415	10,448,900		(1,101,515)	10,448,900	6,535,688	Q3 2009
46627MAC1	11,998,763	11,109,835		(888,928)	11,109,835	5,856,448	Q3 2009
362334ME1	30,218,777	—	²	(12,195,320)	18,023,457	18,023,457	Q2 2009
61749EAE7	25,483,761	—	²	(16,778,706)	8,705,055	8,705,055	Q2 2009
294751CV2	2,761,322	—	²	(2,327,975)	433,347	433,347	Q2 2009
12613KAJ8	6,296,000	—	²	(5,351,600)	944,400	944,400	Q2 2009
643529AD2	15,955,720	—	²	(8,979,720)	6,976,000	6,976,000	Q2 2009
74040KAC6	5,669,246	—	²	(858,977)	4,810,269	4,810,269	Q2 2009
939344AN7	6,948,092	—	²	(1,155,092)	5,793,000	5,793,000	Q2 2009
015386AD7	1,718,750	—	²	(172,250)	1,546,500	1,546,500	Q2 2009
46630AAG3	3,008,127	—	²	(2,599,827)	408,300	408,300	Q2 2009
46630AAC2	3,509,499	—	²	(2,982,749)	526,750	526,750	Q2 2009
20173QAQ4	8,069,157	—	²	(7,372,176)	696,981	696,981	Q2 2009
22545YAS0	22,629,873	—	²	(20,705,482)	1,924,391	1,924,391	Q2 2009
46630JAU3	20,074,125	—	²	(17,918,125)	2,156,000	2,156,000	Q2 2009
50179AAN7	5,511,632	—	²	(4,650,800)	860,832	860,832	Q2 2009
362332AV0	20,707,546	—	²	(18,846,146)	1,861,400	1,861,400	Q2 2009
22545MAL1	14,047,555	—	²	(12,207,955)	1,839,600	1,839,600	Q2 2009
50179AAS6	7,520,314	—	²	(6,537,495)	982,819	982,819	Q2 2009
22545LAR0	16,935,085	—	²	(14,758,255)	2,176,830	2,176,830	Q2 2009
50179AAM9	4,015,625	—	²	(3,284,425)	731,200	731,200	Q2 2009
07388YBE1	6,678,995	—	²	(6,104,995)	574,000	574,000	Q2 2009
07388YBC5	6,807,716	—	²	(6,205,016)	602,700	602,700	Q2 2009
05950VAT7	5,720,982	—	²	(5,312,292)	408,690	408,690	Q2 2009
05947UMQ8	407,714	—	²	(339,694)	68,020	68,020	Q2 2009
05947UMP0	1,621,046	—	²	(1,360,721)	260,325	260,325	Q2 2009
05947UJT6	1,000,436	—	²	(743,026)	257,410	257,410	Q2 2009
22545LAT6	5,426,647	—	²	(4,926,626)	500,021	500,021	Q2 2009
61751NAR3	4,002,195	—	²	(3,660,595)	341,600	341,600	Q2 2009
92978MAT3	5,464,600	—	²	(4,860,639)	603,961	603,961	Q2 2009
92977QAQ1	13,034,405	—	²	(11,980,105)	1,054,300	1,054,300	Q2 2009
61754JAN8	2,787,584	—	²	(2,427,884)	359,700	359,700	Q2 2009
61753JAN9	7,376,067	—	²	(6,286,655)	1,089,412	1,089,412	Q2 2009
61753JAM1	10,040,730	—	²	(8,673,730)	1,367,000	1,367,000	Q2 2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-109

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
50180JAL9	$7,028,178	$—	²	$(5,882,278)	$1,145,900	$1,145,900	$	Q2 2009
61749MAF6	2,933,947	—	²	(2,552,647)	381,300	381,300		Q2 2009
61746WE89	934,072	—	²	(703,548)	230,524	230,524		Q2 2009
61746WE71	2,038,212	—	²	(1,558,205)	480,007	480,007		Q2 2009
59023BAM6	5,888,700	—	²	(4,806,900)	1,081,800	1,081,800		Q2 2009
59022HEC2	6,984,225	—	²	(5,699,025)	1,285,200	1,285,200		Q2 2009
50180JAM7	17,068,049	—	²	(14,611,549)	2,456,500	2,456,500		Q2 2009
59022HED0	2,244,466	—	²	(1,953,125)	291,341	291,341		Q2 2009
52108RCK6	13,624,490	—	²	(12,692,065)	932,425	932,425		Q2 2009
50180JAR6	12,048,727	—	²	(10,654,327)	1,394,400	1,394,400		Q2 2009
52108MDU4	7,906,789	—	²	(6,461,189)	1,445,600	1,445,600		Q2 2009
251510CY7	9,287,032	—	²	(7,029,696)	2,257,336	2,257,336		Q2 2009
52521RAS0	3,173,730	—	²	(1,672,517)	1,501,213	1,501,213		Q2 2009
02149HAK6	27,458,769	—	²	(13,202,360)	14,256,409	14,256,409		Q2 2009
75115CAG2	10,160,350	—	²	(5,511,758)	4,648,592	4,648,592		Q2 2009
015386AA3	2,620,115	—	²	(20,115)	2,600,000	2,600,000		Q1 2009
126378AG3	16,952,099	—	²	(8,331,528)	8,620,571	8,620,571		Q1 2009
126378AH1	18,332,132	—	²	(8,896,772)	9,435,360	9,435,360		Q1 2009
152314DT4	406,084	—	²	(125,394)	280,690	280,690		Q1 2009
46628SAG8	28,479,557	—	²	(15,739,186)	12,740,371	12,740,371		Q1 2009
589929JS8	3,614,073	—	²	(977,614)	2,636,460	2,636,460		Q1 2009
61749WAH0	8,348,064	—	²	(3,723,256)	4,624,808	4,624,808		Q1 2009
61749WAJ6	4,840,214	—	²	(2,064,598)	2,775,616	2,775,616		Q1 2009
74040KAC6	6,735,434	—	²	(1,066,188)	5,669,246	5,669,246		Q1 2009
84604CAE7	4,395,157	—	²	(2,954,291)	1,440,866	1,440,866		Q1 2009
939344AN7	7,049,401	—	²	(101,309)	6,948,092	6,948,092		Q1 2009
03702YAC4	4,325,600	—	²	(2,162,800)	2,162,800	2,162,800		Q1 2009
05947UMQ8	402,748	—	²	(279,196)	123,552	123,552		Q1 2009
059497AD9	5,019,063	—	²	(4,649,648)	369,415	369,415		Q1 2009
059497AE7	6,023,080	—	²	(5,633,623)	389,457	389,457		Q1 2009
059500AK4	1,073,719	—	²	(223,026)	850,693	850,693		Q1 2009
059500AM0	279,971	—	²	(39,980)	239,991	239,991		Q1 2009
12513YAR1	46,179,909	—	²	(43,275,482)	2,904,427	2,904,427		Q1 2009
190749AN1	5,165,844	—	²	(4,674,925)	490,919	490,919		Q1 2009
22544QAQ2	14,679,428	—	²	(13,730,058)	949,370	949,370		Q1 2009
22545DAL1	18,978,397	—	²	(17,449,489)	1,528,908	1,528,908		Q1 2009
46629YAQ2	5,060,345	—	²	(4,730,706)	329,639	329,639		Q1 2009
46630JAW9	20,076,375	—	²	(18,747,505)	1,328,870	1,328,870		Q1 2009
55312TAQ6	1,243,450	—	²	(615,776)	627,674	627,674		Q1 2009
55312TAR4	1,246,413	—	²	(544,645)	701,768	701,768		Q1 2009
59022HEE8	1,733,805	—	²	(1,545,986)	187,819	187,819		Q1 2009
59023BAN4	6,816,310	—	²	(5,908,928)	907,382	907,382		Q1 2009
61751XAL4	2,008,458	—	²	(1,850,014)	158,444	158,444		Q1 2009
05949AA67	7,180,337	—	²	(4,018,514)	3,161,823	3,161,823		Q1 2009
05949AA75	831,546	—	²	(270,990)	560,556	560,556		Q1 2009
12667FR98	9,441,206	—	²	(3,893,272)	5,547,934	5,547,934		Q1 2009
12669DN87	2,733,589	—	²	(1,410,077)	1,323,512	1,323,512		Q1 2009
251510ET6	12,727,050	—	²	(11,016,684)	1,710,366	1,710,366		Q1 2009
79548KJH2	51,335	—	²	(23,450)	27,885	27,885		Q1 2009
79548KJJ8	53,540	—	²	(21,307)	32,233	32,233		Q1 2009
79548KJK5	28,691	—	²	(12,508)	16,183	16,183		Q1 2009
02148FAW5	32,011,265	—	²	(13,311,789)	18,699,476	18,699,476		Q1 2009
12667G8B2	299,003	—	²	(124,689)	174,314	174,314		Q1 2009
76110H5M7	236,856	—	²	(153,532)	83,324	83,324		Q1 2009
76114DAE4	18,470,379	—	²	(12,205,478)	6,264,901	6,264,901		Q1 2009
004421RV7	7,280,863	—	²	(2,325,579)	4,955,284	4,955,284		Q4 2008

B-110	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
015386AA3	$4,500,000	$—	²	$(1,575,000)	$2,925,000	$2,925,000	Q4 2008
015386AB1	10,200,000	—	²	(3,570,000)	6,630,000	6,630,000	Q4 2008
015386AD7	2,437,500	—	²	(722,816)	1,714,684	1,714,684	Q4 2008
02148YAD6	24,448,783	—	²	(10,894,044)	13,554,738	13,554,738	Q4 2008
028909AC3	1,459,724	—	²	(481,866)	977,858	977,858	Q4 2008
03702YAC4	7,278,038	—	²	(2,952,438)	4,325,600	4,325,600	Q4 2008
05947UJV1	884,711	—	²	(566,669)	318,042	318,042	Q4 2008
05947UWC8	724,284	—	²	(637,873)	86,411	86,411	Q4 2008
05947UWD6	917,748	—	²	(838,199)	79,549	79,549	Q4 2008
05949AA75	2,375,256	—	²	(1,542,097)	833,159	833,159	Q4 2008
05949AM23	5,328,628	—	²	(3,347,549)	1,981,079	1,981,079	Q4 2008
05949AM31	1,618,515	—	²	(1,265,231)	353,284	353,284	Q4 2008
07388PAQ4	5,021,524	—	²	(4,378,524)	643,000	643,000	Q4 2008
073945AS6	1,754,077	—	²	(1,498,173)	255,904	255,904	Q4 2008
12558MBP6	16,579,545	—	²	(13,472,642)	3,106,903	3,106,903	Q4 2008
12667G8B2	444,952	—	²	(146,728)	298,224	298,224	Q4 2008
12669EWZ5	4,405,837	—	²	(2,024,744)	2,381,093	2,381,093	Q4 2008
152314DT4	1,149,308	—	²	(750,425)	398,883	398,883	Q4 2008
17310MAS9	4,015,015	—	²	(3,485,815)	529,200	529,200	Q4 2008
20173MAQ3	4,869,808	—	²	(4,234,308)	635,500	635,500	Q4 2008
20173QAR2	6,726,129	—	²	(5,859,949)	866,181	866,181	Q4 2008
21075WCJ2	1,407,861	—	²	(377,699)	1,030,162	1,030,162	Q4 2008
22540VHN5	2,463,713	—	²	(1,124,977)	1,338,736	1,338,736	Q4 2008
22545LAV1	4,260,344	—	²	(3,754,459)	505,885	505,885	Q4 2008
22545XAP8	33,792,994	—	²	(29,365,135)	4,427,859	4,427,859	Q4 2008
294751DY5	1,586,038	—	²	(894,024)	692,014	692,014	Q4 2008
294751FC1	2,299,916	—	²	(1,875,560)	424,356	424,356	Q4 2008
36228CDP5	750,894	—	²	(532,759)	218,135	218,135	Q4 2008
3622ECAH9	9,815,000	—	²	(6,403,699)	3,411,301	3,411,301	Q4 2008
3622MSAC6	14,658,028	—	²	(12,858,028)	1,800,000	1,800,000	Q4 2008
38500XAM4	3,263,688	—	²	(2,878,688)	385,000	385,000	Q4 2008
46412QAD9	6,997,504	—	²	(5,554,244)	1,443,260	1,443,260	Q4 2008
46625M2W8	1,708,545	—	²	(1,550,593)	157,952	157,952	Q4 2008
46625M2Y4	596,284	—	²	(442,858)	153,426	153,426	Q4 2008
46625MR27	1,555,235	—	²	(1,309,659)	245,576	245,576	Q4 2008
46625YQ97	4,931,368	—	²	(4,159,368)	772,000	772,000	Q4 2008
50179MBT7	7,930,571	—	²	(6,789,914)	1,140,656	1,140,656	Q4 2008
50180CAV2	6,024,175	—	²	(5,211,175)	813,000	813,000	Q4 2008
50180CAW0	7,183,387	—	²	(6,315,658)	867,729	867,729	Q4 2008
53944MAC3	6,954,397	—	²	(5,694,397)	1,260,000	1,260,000	Q4 2008
55312TAQ6	3,817,868	—	²	(2,574,418)	1,243,450	1,243,450	Q4 2008
55312TAR4	3,616,402	—	²	(2,369,989)	1,246,413	1,246,413	Q4 2008
55312YAT9	20,004,831	—	²	(17,949,031)	2,055,800	2,055,800	Q4 2008
589929JS8	4,196,584	—	²	(460,813)	3,735,771	3,735,771	Q4 2008
59022HEF5	1,041,525	—	²	(907,992)	133,533	133,533	Q4 2008
59022HEG3	217,210	—	²	(129,739)	87,471	87,471	Q4 2008
59022HEH1	148,995	—	²	(100,815)	48,180	48,180	Q4 2008
59022HEJ7	163,421	—	²	(75,981)	87,440	87,440	Q4 2008
60687VAN5	3,276,152	—	²	(2,857,652)	418,500	418,500	Q4 2008
617453AC9	4,941,714	—	²	(4,307,214)	634,500	634,500	Q4 2008
617453AD7	6,839,059	—	²	(6,037,244)	801,815	801,815	Q4 2008
61746WE97	982,114	—	²	(622,238)	359,876	359,876	Q4 2008
61746WF21	198,149	—	²	(108,779)	89,370	89,370	Q4 2008
61749MAG4	2,463,365	—	²	(2,174,584)	288,781	288,781	Q4 2008
70556RAD3	41,824,931	—	²	(16,186,786)	25,638,145	25,638,145	Q4 2008
74040KAC6	14,387,860	—	²	(7,644,893)	6,742,967	6,742,967	Q4 2008

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-111

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj Carrying Value Amortized Cost Before Financial Reporting Period	Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Financial Reporting Period of Impairment
74924PAJ1	$1,071,735	$—	²	$(577,030)	$494,705	$494,705	Q4 2008
760985U58	380,419	—	²	(70,655)	309,764	309,764	Q4 2008
760985U66	166,134	—	²	(69,050)	97,084	97,084	Q4 2008
76110HQT9	2,966,509	—	²	(1,968,981)	997,528	997,528	Q4 2008
76110VLD8	2,354,851	—	²	(467,251)	1,887,601	1,887,601	Q4 2008
76110VPJ1	2,462,808	—	²	(780,464)	1,682,344	1,682,344	Q4 2008
76110VPU6	1,428,428	—	²	(659,001)	769,427	769,427	Q4 2008
76110VTQ1	6,999,985	—	²	(6,060,515)	939,470	939,470	Q4 2008
76110WRX6	4,096,799	—	²	(1,412,549)	2,684,250	2,684,250	Q4 2008
76110WVT0	1,123,115	—	²	(565,567)	557,549	557,549	Q4 2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	Q4 2008
92978QAT4	20,021,630	—	²	(17,893,630)	2,128,000	2,128,000	Q4 2008
939344AN7	10,000,000	—	²	(3,054,200)	6,945,800	6,945,800	Q4 2008
93934DAQ0	87,351	—	²	(51,823)	35,528	35,528	Q4 2008
94980KAQ5	1,103,943	—	²	(643,629)	460,314	460,314	Q4 2008
059500AK4	10,014,230	—	²	(8,891,170)	1,123,060	1,123,060	Q4 2008
059500AM0	3,181,507	—	²	(2,885,786)	295,721	295,721	Q4 2008
004421RV7	9,463,168	7,747,697	¹	(1,715,471)	7,747,697	7,003,715	Q3 2008
03702YAC4	21,627,908	—	²	(14,058,108)	7,569,800	7,569,800	Q3 2008
05949AM31	1,873,669	1,656,719	¹	(216,950)	1,656,719	739,839	Q3 2008
12558MBP6	19,071,607	16,855,724	¹	(2,215,883)	16,855,724	5,396,442	Q3 2008
55312TAQ6	10,046,558	—	²	(6,083,638)	3,962,920	3,962,920	Q3 2008
55312TAR4	11,893,403	—	²	(8,099,902)	3,793,501	3,793,501	Q3 2008
589929JS8	5,505,188	—	²	(694,732)	4,810,456	4,810,456	Q3 2008
59022HEF5	1,160,443	1,060,145	¹	(100,298)	1,060,145	445,708	Q3 2008
59022HEG3	575,821	229,619	¹	(346,202)	229,619	266,453	Q3 2008
59022HEH1	259,151	161,404	¹	(97,747)	161,404	233,878	Q3 2008
59022HEJ7	327,200	188,252	¹	(138,948)	188,252	232,061	Q3 2008
74040KAC6	15,328,440	—	²	(940,580)	14,387,860	14,387,860	Q3 2008
004421RV7	13,293,979	10,420,391	¹	(2,873,588)	10,420,391	8,677,457	Q2 2008
05947UJV1	1,613,758	1,063,032	¹	(550,726)	1,063,032	2,510,921	Q2 2008
152314DT4	1,874,385	1,222,995	¹	(651,390)	1,222,995	1,436,123	Q2 2008
59022HEG3	698,839	588,230	¹	(110,609)	588,230	460,785	Q2 2008
59022HEH1	644,929	271,560	¹	(373,369)	271,560	412,942	Q2 2008
59022HEJ7	1,010,816	352,031	¹	(658,785)	352,031	628,144	Q2 2008
74040KAC6	16,983,047	—	²	(834,284)	16,148,763	16,148,763	Q2 2008
46625M2Y4	1,434,849	674,165	¹	(760,684)	674,165	727,135	Q1 2008
59022HEJ7	1,064,661	1,035,647	¹	(29,014)	1,035,647	756,208	Q1 2008
61746WE97	1,687,099	1,085,336	¹	(601,763)	1,085,336	1,710,037	Q1 2008
61746WF21	659,501	249,760	¹	(409,741)	249,760	545,244	Q1 2008
68400XBL3	557,541	280,704	¹	(276,837)	280,704	426,874	Q1 2008
760985U66	867,188	—	²	(536,924)	330,264	330,264	Q4 2007
363259AA0	15,000,000	—	²	(4,800,000)	10,200,000	10,200,000	Q4 2007
61746WF21	771,351	676,705	¹	(94,646)	676,705	556,580	Q4 2007
760985U58	2,813,940	911,116	¹	(1,902,824)	911,116	2,421,305	Q4 2007
76110WRX6	5,900,848	4,987,584	¹	(913,264)	4,987,584	4,149,159	Q4 2007
652454BB4	10,000,000	—	²	(1,500,000)	8,500,000	8,500,000	Q3 2007
652454BC2	5,000,000	—	²	(850,000)	4,150,000	4,150,000	Q3 2007
52518RBE5	1,322,892	—	²	(333,510)	989,382	989,382	Q2 2006
74681@AK5	4,500,000	—	²	(2,487,421)	2,012,579	2,012,579	Q3 2003
Total				$(3,074,384,468)

¹	Impairment based on undiscounted cash flows.
²	Impairment based on Fair Value.
*	Securities identified as having a net present value of $0.

B-112	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

730 Third Avenue

New York, NY 10017-3206

A11267 (5/11)

Part C — OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)        Financial statements

Part A: None

Part B: Includes all required financial statements of TIAA Separate Account VA-3 and Teachers Insurance and Annuity Association of America

(b)		Exhibits:

(1)	(a)	Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed September 29, 2006.)

	(b)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(c)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant*

(2)		None

(3)		Form of Distribution Agreement

(4)		(A)	RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

		(A.1)	Amended and Restated RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

		(B)	SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

		(B.1)	Amended and Restated SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

		(C)	GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

		(C.1)	Amended and Restated GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

		(D)	GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

		(D.1)	Amended and Restated GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

		(E)	GA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

		(E.1)	Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

		(E.2)	Endorsement to Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

		(E.3)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

		(F)	RC Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(G)	RCP Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(H)	Minimum Distribution Annuity Contract Endorsement – Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(I)	Minimum Distribution Annuity Contract Endorsement – Non-Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(J)	Separate Account One-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(K)	Separate Account Two-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(L)	Separate Account Fixed-Period Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(5)		Form of Application

(6)	(A)	Restated Charter of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(B)	Bylaws of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(7)		None

(8)	(A)	Form of Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(B)	Form of Participation Agreement among Legg Mason Investor Services, LLC, Western Asset Management Company, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(C)	Form of Participation Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(D)	Form of Participation Agreement between Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(E)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed May 1, 2007.)

	(F)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(G)	Form of Amendment to Participation Agreements (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(H)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(I)	Form of Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and Teachers Insurance and Annuity Association of America on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(J)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. re: Rule 22c-2. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(K)	Third Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(L)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc.*

	(M)	Participation Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC*

	(N)	Participation Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds*

	(O)	Defined Contribution Clearance & Settlement Agreement by and between The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America and JPMorgan Chase Bank, N.A.*

(9)	Opinion and consent of Jon Feigelson, Esquire*

(10)	(A)	Consent of Dechert LLP*

	(B)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

	(C)	Consent of Jon Feigelson, Esquire*

(11)	None

(12)	None

(13)	Powers of Attorney (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010, except for the Powers of Attorney for Trustees that are included herein.)*

*	Filed herewith

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Insurance Company
Ronald L. Thompson	Trustee and Chairman
Former Chairman and Chief Executive Officer of Midwest Stamping and Manufacturing Company

Jeffrey R. Brown	Trustee
William G. Karnes Professor of Finance and Director of the Center for Business and Public Policy
University of Illinois at Urbana-Champaign

Robert C. Clark	Trustee
Distinguished Service Professor and Austin Wakeman Scott
Professor of Law
Harvard Law School
Harvard University

Lisa W. Hess	Trustee
President and Managing Partner
Sky Top Capital

Edward M. Hundert, M.D.	Trustee
Senior Lecturer in Medical Ethics
Harvard Medical School
Harvard University

Lawrence H. Linden	Trustee
Founding Trustee, Linden Trust for Conservation

Maureen O’ Hara	Trustee
R.W. Purcell Professor of Finance
Johnson Graduate School of Management
Cornell University

Donald K. Peterson	Trustee
Former Chairman and Chief Executive Officer of
Avaya Inc.

Sidney A. Ribeau	Trustee
President, Howard University

Dorothy K. Robinson	Trustee
Vice President and General Counsel
Yale University

David L. Shedlarz	Trustee
Former Vice Chairman of Pfizer Inc.

David F. Swensen Chief Investment Officer Yale University	Trustee

Marta Tienda Maurice P. During ’22 Professor in Demographic Studies Woodrow Wilson School Princeton University	Trustee

Name and Principal Business Address*	Positions and Offices with Insurance Company
Rosalie J. Wolf Managing Partner Botanica Capital Partners, LLC	Trustee

Roger W. Ferguson, Jr. TIAA	President and Chief Executive Officer and Trustee

Brandon Becker TIAA	Executive Vice President and Chief Legal Officer

Richard S. Biegen TIAA	Chief Compliance Officer of the Separate Account

Scott C. Evans TIAA	Executive Vice President

Stephen Gruppo TIAA	Executive Vice President

Jorge Gutierrez TIAA	Treasurer

Harry Klaristenfeld	Senior Vice President and
TIAA	Chief Actuary

William J. Mostyn III TIAA	Senior Vice President and Corporate Secretary

Dermot J. O’Brien TIAA	Executive Vice President

Edward D. Van Dolsen TIAA	Executive Vice President and Chief Operating Officer

Constance Weaver TIAA	Executive Vice President

Virginia M. Wilson TIAA	Executive Vice President and Chief Financial Officer

*	The principal business address for each individual is:

TIAA-CREF

730 Third Avenue

New York, New York 10017-3206

Item 26.	Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Oleum Holding Company, Inc. (24)
TIAA BOARD OF OVERSEERS
A not-for-profit, non-stock, New York membership corporation organized by Special Act (C. 880) of the N.Y. Legislature in 1937 to hold the outstanding shares of TIAA's nonproprietary capital stock. Name changed from Trustees of T.I.A.A. Stock on November 17, 1989. (2)
Polar Star Canadian Oil and Gas Holding, Inc. (25)
Seven persons serve as members of TIAA Board of Overseers and as members of CREF. (1)
Subsidiary
TIAA-CREF International Holdings LLC (22)
Investment Subsidiaries (4)
Teachers Insurance and Annuity Association of America (TIAA)
A New York legal reserve life insurance company, the purpose of which is to aid and strengthen non-profit-making and non-proprietary institutions and their staff members through pension and insurance products and related services. (3)
TIAA-CREF Asset Management UK Limited (23)
TIAA-CREF Investment Management, LLC (6)
Separate Real Estate Account Subsidiaries (5)
TIAA-CREF Individual & Institutional Services, LLC (7)
TIAA-CREF Redwood, LLC (18)
TIAA-CREF Enterprises, Inc. (9)
Kaspick & Company, LLC (19)
Teachers Personal Investors Services, Inc. (11)
TIAA Global Markets, Inc. (8)
TIAA-CREF Life Insurance Company (12)
Teachers Advisors, Inc. (10)
Covariance Capital Management, Inc. (27)
TIAA-CREF Tuition Financing, Inc. (13)
Active Extension Fund I, LLC, Active Extension Fund II – Global Opportunities, LLC, Active Extension Fund III, LLC, Active Extension Fund V – Analyst Market Neutral, LLC (20)
TIAA-CREF Insurance Agency, LLC (16)
TCAM Core Property Fund GP LLC (17)
TCT Holdings, Inc. (14)
Subsidiaries
TIAA-CREF Trust Company, FSB (15)
Westchester Group Investment Management Holding Company, Inc. (28)
TIAA-CREF LPHC, LLC (21)
T-C SMA III, LLC (26)
Westchester Group Investment Management, Inc. (29)
Subsidiaries
Subsidiaries
Subsidiaries

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	Teachers Insurance and Annuity Association of America is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. Employs all TIAA entities staff except for Kaspick and TIAA-CREF Asset Management UK Limited (England). The TIAA Board of Overseers elects TIAA’s trustees.

•

TIAA Separate Account VA-1 (“VA-1”) is a separate account registered with the SEC as an open-end management investment company that offers individual, variable, after-tax annuities. VA-1 has only one investment portfolio, the Stock Index Account.

•	TIAA Real Estate Account VA-2 (“VA-2”) is a separate account of TIAA that allows TIAA to offer a variable investment option based on real estate investments for TIAA’s pension annuities.

•

TIAA Separate Account VA-3 (“VA-3”) is registered with the SEC as an investment company under the Investment Company Act of 1940 and operates as a unit investment trust. VA-3 is designed to fund individual and group variable contracts in retirement plans.

(4)	The following corporations, trusts and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC
485 Properties, LLC*	T-C Sports Co., Inc.*
730 Texas Forest Holdings, Inc.*	T-C Stonecrest LLC
Bethesda ARC, LLC	T-Investment Properties Corp.
Bethesda HARC, LLC	T-Land Corp.
Ceres Agricultural Properties, LLC*	T-Pointe, LLC
CTG&P, LLC	TCPC Associates, LLC
DAN Properties, Inc.	Teachers Concourse, LLC*
Debt Holdings, LLC	Teachers Mayflower, LLC
Demeter Agricultural Properties, LLC	Teachers West, LLC
Demeter Agricultural Properties II, LLC	TIAA 485 Boca 54 LLC
Flint European Trust	TIAA 485 Clarendon, LLC
Infra Alpha LLC	TIAA Canada Retail Business Trust
JV Georgia One, Inc.	(a Pennsylvania business trust)
JWL Properties, Inc.	TIAA CMBS I, LLC*
ND 70SMA LLC	TIAA Diamond Investor, LLC
ND Belgrave House LLC	TIAA European Funding Trust*
ND La Jolla, LLC	TIAA Franklin Square, LLC*
ND Properties, Inc.*	TIAA Gemini Office, LLC
ND-T Street, LLC	TIAA Global Public Investments, LLC
Normandale Center LLC	TIAA Lakepointe, LLC
Occator Agricultural Properties, LLC	TIAA Park Evanston, Inc.
Port Northwest IV Corporation

DOMESTIC

Premiere Agricultural Properties, LLC	TIAA Realty, Inc.
Premiere Columbia Properties, LLC	TIAA SF One, LLC
Premiere Farm Properties, LLC	TIAA Stafford Harrison LLC
Savannah Teachers Properties, Inc.	TIAA The Reserve II Member, LLC
T-C 685 Third Avenue Member LLC	TIAA Timberlands I, LLC*
T-C 1101 Pennsylvania Avenue LLC	TIAA Timberlands II, LLC*
T-C 1101 Pennsylvania Avenue Owner LLC	TIAA Union Place Phase I LLC
T-C 1101 Pennsylvania Avenue Venture LLC	TIAA-CREF Global Investments LLC
T-C Cypress Park West LLC	WRC Properties, Inc.*
T-C Duke Street LLC
T-C King Street Station LLC
T-C Montgomery Mall LLC
T-C Newbury Common LLC
T-C Potomac Promenade LLC
T-C Roosevelt Square LLC
T-C SMA I, LLC
T-C SMA 2, LLC
T-C State House On Congress Apartments LLC

INTERNATIONAL
36 Rue La Fayette (Luxembourg)	SAS Roosevelt (France)
154 Rue de l’Universite SARL (France)	Servin EURL (France)
Bruyeres I SAS (France)	Servin Holding SARL (France)
Bruyeres II SAS (France)	SNC Amarante (France)
Business Port S.r.l. (Italy)	SNC La Defense (France)
Courcelles 70 SAS (France)	SNC Lazulli (France)
Des Brateaux SARL (France)	SNC Peridot (France)
Erlangen Arcaden GmbH & Co. KG (Germany)	SNC Roosevelt (France)
LaFayette Lux 1 S.a.r.l. (Luxembourg)	TIAA Lux 2 (Luxembourg)
LaFayette Lux 2 S.a.r.l. (Luxembourg)	TIAA Lux 4 (Luxembourg)
Mansilla Participacoes Ltda (Brazil)	TIAA Lux 5 S.a.r.l. (Luxembourg)
ND Europe S.a.r.l.* (Luxembourg)	TIAA Lux 6 S.a.r.l.*(Luxembourg)
Norte Shopping – Centre Commercial S. A. (Portugal)	TIAA Lux 7 S.a.r.l. (Luxembourg)
Norte Shopping Retail & Leisure Centre BV* (Netherlands)	TIAA Lux 8 S.a.r.l (Luxembourg)
Olympe EURL (France)	TIAA Lux 9 S.a.r.l. (Luxembourg)
Olympe Holding SARL (France)	Villabe SAS (France)
Provence 110 (France)
REA Europe SARL (Luxembourg)
REA Lux 1 SARL (Luxembourg)
Rue de I’Universite 154 SAS (France)
SAS La Defense (France)
SAS Malachite (France)

(5)	Subsidiaries of the Separate Real Estate Account:

Marketfair Holdings LLC, One Boston Place Real Estate Investment Trust, a Maryland investment trust; Seneca Industrial Holdings, LLC; T-C 701 Brickell LLC; T-C Ashford Meadows LLC, T-C Four Oaks Place LLC; T-C Legacy at Westwood LLC; T-C Legend at Kierland LLC, T-C Lenox Park LLC, T-C Montecito LLC, T-C Palomino Blue Ridge LLC, T-C Palomino Green River LLC, T-C Palomino Red Canyon LLC, T-C Phoenician LLC,T-C Preston Sherry Plaza, LLC; T-C Regents Court LLC; T-C San Montego TX LLC, T-C SP, Inc., T-C The Caruth LLC; T-C The Colorado LLC; T-C Tradition at Kierland LLC, Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TIAA-CREF Global Separate Real Estate Company LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA Florida Retail, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(7)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, and through a selling agreement with Teachers Personal Investors Services, Inc. distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Variable Annuity and Variable Life Products, Tuition Savings Products, and TCAM Funds.

(8)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(9)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., TCAM Core Property Fund GP LLC and Westchester Group Investment Management Holding Company, Inc.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds. It provides investment adviser services for set contractual fees, with the intent of making a profit.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Funds, and the TIAA-CREF Life Funds, and is the placement agent for the private funds managed by TIAA-CREF Asset Management.

(12)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(13)	TIAA-CREF Tuition Financing, Inc. (“TFI”) is organized to administer and provide advice to tuition savings and prepaid plans. It is a program manager providing program management services to state’s qualified tuition programs. TFI performs certain services related to the plan on behalf of the state, but the 529 plan is the state’s products since Section 529 of the IRC only allows states and eligible educational institutions to establish and maintain 529 plans. TFI also manages the Independent 529 plans (I-529) which is sponsored by a consortium of private colleges and universities. TFI, with permission from the states, subcontracts with other entities to perform certain of the program management services.

(14)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, a federal savings bank.

(15)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank that provides individual and institutional asset management and investment advice for its customers.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

(17)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, an open-end private investment fund which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC (“GP”). GP was organized to act as the general partner of TCAM Core Property Fund Operating LP, which is an unregistered 3(c)(7) fund organized as a vehicle for direct real estate investment by TCAM customers.

(18)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interests in Kaspick & Company, LLC.

(19)	Kaspick & Company, LLC a registered investment adviser providing administrative advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(20)	Active Extension Fund I, LLC, Active Extension Fund II-Global Opportunities, LLC, Active Extension Fund III, LLC and Active Extension Fund V – Analyst Market Neutral, LLC were organized to engage in investment strategies.

(21)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TCAM SVREF I GP, LLC and TCAM DOF GP LLC.

•

TCAM SVREF I GP, LLC was organized to hold the membership interests in TCAM SVREF I A.S., LLC and to act as the general partner of TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP, a closed-end private investment fund. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP will hold the memberships interests in TCAM SVREF I Properties, LLC and TCAM SVREF I REIT, LLC, which were organized to hold the investments of their parent entity. TCAM SVREF I REIT, LLC will elect to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. TCAM SVREF I A.S., LLC was organized to facilitate the acquisition of the first property by TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P. and appropriately comply with certain ERISA requirements.

•

TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

(22)	TIAA-CREF International Holdings LLC, was organized to hold the ownership interests in a foreign subsidiary.

(23)	TIAA-CREF Asset Management UK Limited was organized to provide advisory services with respect to TIAA’s UK and European real estate investments.

(24)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Canadian Oil and Gas Holding, Inc., a Canadian entity.

(25)	Polar Star Canadian Oil and Gas, Inc., whose shares are owned by Polar Star Canadian Oil and Gas Holding, Inc., is a Canadian company engaged in oil and gas exploration and production.

(26)	T-C SMA III, LLC was organized to act as the general partner of TIAA-CPPIB Commercial Mortgage Company, L.P., which in turn will act as a member of TIAA-CPPIB Commercial Mortgage Company REIT LLC.

(27)	Covariance Capital Management, Inc. was organized to act as an investment adviser to manage mid-size endowments and foundations.

(28)	Westchester Group Investment Management Holding Company, Inc. was organized to acquire an interest in certain assets of an Illinois corporation and to contribute that interest to Westchester Group Investment Management, Inc.

(29)	Westchester Group Investment Management, Inc. was organized to operate an agricultural asset management business.

TIAA	% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1) 485 Properties, LLC	100%
(T2) Bethesda ARC, LLC	100%
(T3) Bethesda HARC, LLC	100%
(T2) DAN Properties, Inc.	100%
(T2) JV Georgia One, Inc.	100%
(T2) JWL Properties, Inc.	100%
(T2) Normandale Center LLC	100%
(T2) Port Northwest IV Corporation	100%
(T2) Savannah Teachers Properties, Inc.	100%
(T2) T-Investment Properties Corp.	100%
(T2) T-Land Corp.	100%
(T2) T-C Duke Street LLC	100%
(T2) TIAA 485 Boca 54 LLC	100%
(T2) TIAA 485 Clarendon, LLC	100%
(T2) TIAA Gemini Office, LLC	100%
(T2) TIAA-CREF Global Investments LLC	100%
(T1) 730 Texas Forest Holdings, Inc.	100%
(T2) 730 Texas Timberlands Ltd.	.5%
(T2) 730 Texas Timberlands II Ltd.	.5%
(T1) 730 Texas Timberlands II, Ltd.	99.5%
(T1) Active Extension Fund I, LLC	100%
(T1) Active Extension Fund II - Global Opportunities, LLC	100%
(T1) Active Extension Fund III, LLC	100%
(T1) Active Extension Fund V – Analyst Market Neutral, LLC	100%
(T1) Ceres Agricultural Properties, LLC	100%
(T2) Premiere Farm Properties, LLC	100%
(T2) Premiere Agricultural Properties, LLC	100%
(T2) Premiere Columbia Properties, LLC	100%
(T1) CTG & P, LLC	100%
(T1) CPPIB-TIAA U.S. Real Property Fund, L.P.	50%
(T2) C-T REIT LLC	99.99%
(T3) C-T Stoneridge LLC	100%
(T3) C-T Shenandoah LLC	100%
(T1) Debt Holdings, LLC	100%
(T1) Demeter Agricultural Properties, LLC	100%
(T2) Mansilla Participacoes Ltda	.01%
(T1) Demeter Agricultural Properties II, LLC	100%
(T1) Infra Alpha LLC	100%
(T1) Mansilla Participacoes Ltda	99.99%
(T1) ND Properties, Inc.	100%
(T2) Norte Shopping Retail & Leisure Centre BV	100%
(T3) Norte Shopping - Centre Commercial S.A.	100%
(T2) TIAA Canada Retail Business Trust	100%
(T2) TIAA Stafford-Harrison LLC	100%
(T2) ND La Jolla, LLC	100%
(T2) ND-T Street, LLC	100%
(T2) T- Pointe, LLC	100%
(T2) ND 70SMA LLC	100%
(T2) ND Belgrave House LLC	100%
(T2) ND Europe S.a.r.l.	100%
(T3) La Fayette Lux 1 S.a.r.l	100%

TIAA	% owned by TIAA/ Subsidiary
(T4) 36 Rue La Fayette	.01%
(T3) La Fayette Lux 2 S.a.r.l.	100%
(T4) 36 Rue La Fayette	99.99%
(T3) TIAA Lux 2	100%
(T4) SAS Roosevelt	100%
(T5) SNC Roosevelt	100%
(T4) Villabe SAS	100%
(T5) Des Brateaux SARL	100%
(T4) Bruyeres I SAS	100%
(T5) Olympe Holding SARL	100%
(T6) Olympe EURL	100%
(T4) Bruyeres II SAS	100%
(T5) Servin Holding SARL	100%
(T6) Servin EURL	100%
(T3) TIAA Lux 9	100%
(T4) SNC Amarante	.01%
(T4) SAS Malachite	100%
(T5) SNC Amarante	99.99%
(T6) SNC Lazulli	99.99%
(T6) SNC Peridot	99.99%
(T4) SAS La Defense	100%
(T5) SNC La Defense	99.9%
(T4) SNC La Defense	.01%
(T4) SNC Peridot	.01%
(T4) SNC Lazuli	.01%
(T3) TIAA Lux 4	100%
(T4) Rue De L’Universite 154 SAS	100%
(T5) 154 Rue De L’Universite S.a.r.l	100%
(T3) TIAA Lux 6 S.a.r.l	100%
(T4) Courcelles 70 SAS	100%
(T3) TIAA Lux 7 S.a.r.l	100%
(T4) Business Port S.r.l.	50%
(T3) TIAA Lux 8 S.a.r.l	100%
(T3) TIAA Lux 9 S.a.r.l	100%
(T2) TIAA Lux 5 S.a.r.l	100%
(T3) Erlanden Arcaden GmbH & Co. KG	92.5%
(T2) T-C 1101 Pennsylvania Avenue LLC	100%
(T3) T-C Pennsylvania Avenue Venture LLC	100%
(T4) T-C Pennsylvania Avenue Owner LLC	100%
(T1) Occator Agricultural Properties, LLC	100%
(T1) Oleum Holding Company, Inc.	100%
(T2) Polar Star Canadian Oil and Gas Holding, Inc.	100%
(T3) Polar Star Canadian Oil and Gas, Inc.	100%
(T1) T-C 685 Third Avenue Member LLC	100%
(T2) T-C 685 Third Avenue Venture LLC	50.01%
(T3) T-C 685 Third Avenue LLC	100%
(T1) T-C Montgomery Mall LLC	100%
(T1) T-C SMA I, LLC	100%
(T2) CPPIB-TIAA U.S. Real Property Fund, L.P.	1%
(T3) C-T REIT LLC	99.99%
(T4) C-T Stoneridge LLC	100%

(T4) C-T Shenandoah LLC	100%
(T1) T-C SMA 2, LLC	100%
(T2) PennMuni-TIAA U.S. Real Estate Fund, LLC	20%
(T3) T-C Century Plaza LLC	100%
(T3) T-C Barton Springs LLC	100%
(T3) T-C Shoppes At Monarch Lakes LLC	100%
(T3) T-C Des Peres Corners LLC	100%
(T1) T-C SMA III, LLC	100%
(T1) TIAA-CPPIB Commercial Mortgage Company, L.P.	50%
(T2) TIAA-CPPIB Commercial Mortgage Company, L.P.	1%
(T3) TIAA-CPPIB Commercial Mortgage Company REIT LLC	100%
(T1) T-C Sports Co., Inc.	100%
(T1) TCT Holdings, Inc.	100%
(T2) TIAA-CREF Trust Company, FSB	100%
(T1) Teachers Concourse, LLC	100%
(T1) Teachers Mayflower, LLC	100%
(T1) Teachers West, LLC	100%
(T1) TIAA CMBS I, LLC	100%
(T1) TIAA Diamond Investor, LLC	99.99%
(T1) TIAA European Funding Trust	100%
(T2) Flint European Trust	100%
(T1) TIAA Franklin Square, LLC	100%
(T1) TIAA Global Markets, Inc.	100%
(T1) TIAA Global Public Investments, LLC	100%
(T1) TIAA Lakepointe, LLC	100%
(T1) TIAA Park Evanston, Inc.	100%
(T1) TIAA Realty, Inc.	100%
(T1) TIAA SF One, LLC	100%
(T1) TIAA The Reserve II Member, LLC	100%
(T1) TIAA Timberlands I, LLC	100%
(T2) 730 Texas Timberlands, Ltd.	99.5%
(T1) TIAA Timberlands II, LLC	100%
(T1) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	99.996%
(T1) TIAA-CREF Life Insurance Company	100%
(T2) TIAA-CREF Life Insurance Agency, LLC	100%
(T1) TIAA-CREF LPHC, LLC	100%
(T2) TCAM SVREF I GP, LLC	100%
(T3) TCAM SVREF I A.S., LLC	100%
(T3) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	.00399%
(T4) TCAM SVREF I Properties, LLC	100%
(T4) TCAM SVREF I REIT, LLC	100%
(T2) TCAM DOF GP LLC	100%
(T3) TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.
(T1) TIAA-CREF Individual & Institutional Services, LLC	100%
(T1) TIAA-CREF International Holdings, LLC	100%
(T2) TIAA-CREF Asset Management UK Limited	100%
(T1) TIAA-CREF Investment Management, LLC	100%
(T1) TIAA-CREF Redwood, LLC	100%
(T2) Covariance Capital Management, Inc.	100%
(T2) Kaspick & Co., LLC	100%
(T1) TIAA Union Place Phase I, LLC	100%
(T1) WRC Properties, Inc.	100%
(T2) TCPC Associates, LLC	100%
(T1) TIAA-CREF Enterprises, Inc.	100%
(T2) Teachers Advisors, Inc.	100%
(T2) Teachers Personal Investors Services, Inc.	100%
(T2) TIAA-CREF Tuition Financing, Inc.	100%
(T2) TCAM Core Property Fund GP, LLC	100%

(T3) TIAA-CREF Asset Management Core Property Fund, LP	.1%
(T4) TCAM Core Property Fund REIT LLC	99%
(T5) TCAM Core Property Fund Operating GP LLC	100%
(T6) TCAM Core Property Fund Operating LP	.1%
(T7) T-C Stonecrest LLC	100%
(T7) T-C King Street Station LLC	100%
(T7) T-C Cypress Park West LLC	100%
(T7) T-C Roosevelt Square LLC	100%
(T7) T-C Potomac Promenade LLC	100%
(T7) T-C Newbury Common LLC	100%
(T7) T-C State House On Congress Apartments LLC	100%
(T2) Westchester Group Investment Management Holding Company, Inc.	100%
(T3) Westchester Group Investment Management, Inc.	85%
Real Estate Separate Account
(T1) One Boston Place Real Estate Investment Trust	50.25%
(T2) One Boston Place, LLC	100%
(T1) Marketfair Holdings LLC	100%
(T1) Seneca Industrial Holdings LLC	100%
(T1) T-C 701 Brickell LLC	100%
(T1) T-C Ashford Meadows LLC	100%
(T1) T-C Four Oaks Place LLC	100%
(T1) T-C Legacy at Westwood LLC	100%
(T1) T-C Legend at Kierland LLC	100%
(T1) T-C Lenox Park LLC	100%
(T1) T-C Montecito LLC	100%
(T1) T-C Palomino Red Canyon LLC	100%
(T1) T-C Palomino Blue Ridge LLC	100%
(T1) T-C Palomino Green River LLC	100%
(T1) T-C Phoenician LLC	100%
(T1) T-C Preston Sherry Plaza LLC	100%
(T1) T-C Regents Court LLC	100%
(T1) T-C San Montego TX LLC	100%
(T1) T-C SP, Inc.	100%
(T1) T-C The Caruth LLC	100%
(T1) T-C The Colorado LLC	100%
(T1) T-C Tradition at Kierland LLC	100%
(T1) Teachers REA, LLC	100%
(T2) REA Europe SARL	100%
(T3) REA Lux 1 SARL	100%
(T4) Provence 110	100%
(T2) Teachers REA III, LLC	99%
(T2) TIAA-CREF Global Separate Real Estate Company LLC	100%
(T2) TREA GA Reserve, LLC	100%
(T2) TREA 10 Schalks Crossing Road, LLC	100%
(T2) Teachers Belvidere Properties, LLC	100%
(T2) TIAA West Town Mall, LLC	100%
(T2) Light Street Partners LLP	10%
(T2) TREA Broadlands, LLC	100%
(T2) TREA 1401 H, LLC	100%
(T2) TREA Weston, LLC	100%
(T2) TREA Wilshire Rodeo, LLC	100%
(T1) Teachers REA II, LLC	100%
(T2) Light Street Partners LLP	90%
(T1) Teachers REA III, LLC	1%
(T1) TIAA Florida Mall, LLC	100%

(T1) TIAA Miami International Mall, LLC	100%
(T1) TREA Florida Retail, LLC	100%
(T1) TREA Pacific Plaza, LLC	100%
(T1) TREA Retail Fund-K, LLC	100%
(T2) Kim-T Income Fund I, LP	82%
(T1) TREA Retail Property Portfolio 2006, LLC	100%
Footnotes
(T1) Tier 1 subsidiary directly owned by TIAA
(T2) Tier 2 subsidiary owned by the Tier 1 sub
(T3) Tier 3 subsidiary owned by the Tier 2 sub
(T4) Tier 4 subsidiary owned by the Tier 3 sub
(T5) Tier 5 subsidiary owned by the Tier 4 sub
(T6) Tier 6 subsidiary owned by the Tier 5 sub
(T7) Tier 7 subsidiary owned by the Tier 6 sub

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 27.	Number of Contractowners

As of February 28, 2011 there were 53,019 owners of the contracts.

Item 28.	Indemnification

Trustees, officers, and employees of TIAA may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Six of TIAA’s bylaws (see Exhibit 6(B)). Article Six provides that, to the extent permitted by law, TIAA will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a trustee, officer, or employee of TIAA or, while a trustee, officer, or employee of TIAA, served any other organization in any capacity at TIAA’s request. To the extent permitted by law, such indemnification could include judgments, fines, amounts paid in settlement, and expenses, including attorney’s fees. TIAA has in effect an insurance policy that will indemnify its trustees, officers, and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) TIAA-CREF Individual & Institutional Services, LLC acts as principal underwriter for Registrant, College Retirement Equities Fund, and the TIAA Real Estate Account.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Eric T. Jones	Manager, President and Chief Executive Officer

Kathy Andrade	Manager

Brian Bohaty	Manager, Director, Operations

Patricia A. Conti	Vice President and Chief Financial Officer

Carol Deckbar	Manager

Anthony Garcia	Manager

Name and Principal Business Address*	Positions and Offices with Underwriter

Jorge Gutierrez	Treasurer

Peter Kennedy	Manager

Matthew Kurzweil	Manager and Chairman

Samuel Turvey	Chief Compliance Officer

Marjorie Pierre-Merritt	Secretary

Adym W. Rygmyr	Vice President and Chief Legal Officer

*	The principal business address is: TIAA-CREF Individual & Institutional Services, LLC, 730 Third Avenue, New York, NY 10017.
(c)	Not Applicable.

Item 30.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain (Pierce Leahy) Archives, PO Box 27128, New York, New York 10087-7128, Citistorage, 5 North 11th Street, Brooklyn, New York 11211, File Vault, 839 Exchange Street, Charlotte, North Carolina 28208, JP Morgan Chase Bank, N.A., 4 Chase Metrotech Center Brooklyn, New York 11245, and State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO 64105.

Item 31.	Management Services

Not Applicable.

Item 32. Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Representations

Teachers Insurance and Annuity Association of America represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Teachers Insurance and Annuity Association of America.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-3 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 22nd day of April, 2011.

TIAA SEPARATE ACCOUNT VA-3

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA (On behalf of
Registrant and itself)

By:	/S/ ROGER W. FERGUSON, JR.
Name:	Roger W. Ferguson, Jr.
Title:	President and Chief Executive Officer and Trustee

As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons on April 22, 2011 in the capacities indicated.

Signature	Title

/s/ ROGER W. FERGUSON, JR.	President and Chief Executive Officer and Trustee
Roger W. Ferguson, Jr.	(Principal Executive Officer)

/s/ VIRGINIA M. WILSON	Executive Vice President and Chief Financial Officer
Virginia M. Wilson	(Principal Financial Officer and
Principal Accounting Officer)

SIGNATURE OF TRUSTEE	SIGNATURE OF TRUSTEE

*	*
Jeffrey R. Brown	Sidney A Ribeau

*	*
Robert C. Clark	Dorothy K. Robinson

*	*
Lisa W. Hess	David L. Shedlarz

*	*
Edward M. Hundert M.D.	David F. Swensen

*	*
Lawrence H. Linden	Ronald L. Thompson

*	*
Maureen O’Hara	Marta Tienda

*	*
David. K. Peterson	Rosalie J. Wolf

*	Signed by Stewart P. Greene as attorney-in-fact pursuant to powers of attorney filed herewith or previously filed with the SEC, which are incorporated herein by reference.

/S/ STEWART P. GREENE
Stewart P. Greene
Attorney-in-fact

Exhibit Index

(1)	(c)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant

(8)	(L)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc.

	(M)	Participation Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC

	(N)	Participation Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds

	(O)	Defined Contribution Clearance & Settlement Agreement by and between The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America and JPMorgan Chase Bank, N.A.

(9)		Opinion and consent of Jon Feigelson, Esquire

(10)	(A)	Consent of Dechert LLP

	(B)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

	(C)	Consent of Jon Feigelson, Esquire

(13)		Powers of Attorney (Powers of Attorney for certain Trustees only are included herein)